UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02753

SBL FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS	66636-0001
(Address of principal executive offices)	(Zip code)

THOMAS A. SWANK, PRESIDENT

SBL FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

SBL Fund

Annual Report

December 31, 2007

- Series A (Equity Series)
- Series B (Large Cap Value Series)
- Series C (Money Market Series)
- Series D (Global Series)
- Series E (Diversified Income Series)
- Series H (Enhanced Index Series)
- Series J (Mid Cap Growth Series)
- Series N (Managed Asset Allocation Series)
- Series O (Equity Income Series)
- Series P (High Yield Series)
- Series Q (Small Cap Value Series)
- Series V (Mid Cap Value Series)
- Series X (Small Cap Growth Series)
- Series Y (Select 25 Series)
- Series Z (Alpha Opportunity Series)

SECURITY BENEFIT℠
Security Distributors, Inc.

SBL Fund

December 31, 2007

Annual Report

Security Global Investors refers to the asset management arm of Security Benefit Corporation (“Security Benefit”) that consists of Security Investors, LLC, and for global investing, Security Global Investors, LLC. Security Distributors, Inc., Security Investors, LLC and Security Global Investors, LLC are subsidiaries of Security Benefit.

1

Manager’s Commentary	Series A
February 15, 2008	(Equity Series)

Adviser, Security Global Investors

To Our Shareholders:

For the year ended December 31, 2007, Series A of the SBL Fund – Equity Series returned -4.88% during the year, lagging the benchmark S&P 500 Index’s return of 5.49% and the Series’ peer group median return of 5.13%. Our performance has been disappointing and we feel not indicative of our potential.

The Series’ strategy uses a blended approach, investing in growth and value stocks. Growth oriented stocks are securities of established companies that typically have a record of consistent earnings growth greater than the overall market. Value oriented stocks are securities of companies that are believed to be trading well below their intrinsic value.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Top Performers

The Series’ health care holdings were up more than 18% compared to 7% for the Index. Medco Health Solutions was up 89%, benefiting from increasing mail order business and higher generic prescription penetration rates. Also contributing to the sector’s performance was Hospira, Inc., up 22% on strong execution of their business plan.

The consumer staples sector was up over 20% versus the comparable sector Index return of 14%. The largest contributors were Costco Wholesale Corporation and CVS Caremark Corporation with returns of 33% and 29%, respectively.

Disappointing Performers

The largest detractor for the Series was the financials sector, down -26% versus down -18% for the sector in the Index. Our holdings were negatively impacted as concern increased over the potential impact of a debt crisis resulting from poor lending practices in the U.S. mortgage market. A majority of these holdings have nothing to do with the mortgage market, but were viewed in the same light. For example, First Marblehead Corporation a higher education student loan provider, was down -71% and Capital One Financial Corporation, a credit card lender, was down -38%. We believe both of these companies are trading well below their intrinsic value and that they have excellent business models with sustainable competitive advantages.

Energy sector holdings in the portfolio detracted even with an overweight in an outperforming sector due to stock selection. The sector returned 3% for the portfolio versus 34% for the sector within the S&P 500 Index. Evergreen Energy, Inc., down -77% (previously known as KFx) and BJ Services Company, down -16%, both contributed negatively to the Series performance. Evergreen Energy was hurt by concerns over the viability of the initial production results of its proprietary clean coal technology. BJ Services was impacted more generally by industry challenges in their core North American pressure pumping business.

2008 Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Often times, volatility provides opportunity. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on

2

Manager’s Commentary	Series A
February 15, 2008	(Equity Series)

identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies and we are pleased with the positions we own today.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell, Portfolio Manager

3

Series A
Performance Summary	(Equity Series)
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series A (Equity Series) on December 31, 1997 and reflects the fees and expenses of Series A. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns
Periods Ended 12-31-07[1]	1 Year	5 Years	10 Years
Series A	(4.88%)	8.01%	1.58%

[1]   Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector
Consumer Discretionary	10.11%
Consumer Staples	8.71
Energy	10.34
Financials	23.32
Health Care	10.35
Industrials	17.68
Information Technology	12.27
Telecommunication Services	2.03
Commercial Paper	3.73
U.S. Government Sponsored Agencies	1.22
Repurchase Agreement	0.30
Liabilities in Excess of Other Assets	(0.06)
Total Net Assets	100.00%

4	The accompanying notes are an integral part of the financial statements

Series A
Performance Summary	(Equity Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series A (Equity Series)
Actual	$1,000.00	$921.61	$4.36
Hypothetical	1,000.00	1,020.67	4.58

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was (7.84%).

2 Expenses are equal to the Series annualized expense ratio of 0.90%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

5

Schedule of Investments	Series A (Equity Series)
December 31, 2007

	Shares	Value
COMMON STOCK - 94.8%
Aerospace & Defense - 4.4%
General Dynamics Corporation	162,100	$14,425,279

Air Freight & Logistics - 2.9%
FedEx Corporation	106,000	9,452,020

Broadcasting & Cable TV -1.3%
CBS Corporation (CI.B)	152,950	4,167,887

Building Products - 2.0%
USG Corporation *	180,900	6,474,411

Coal & Consumable Fuels - 0.3%
Evergreen Energy, Inc. *	488,700	1,089,801

Communications Equipment - 2.1%
ADC Telecommunications, Inc. *	452,100	7,030,155

Consumer Finance - 8.3%
American Express Company	222,700	11,584,854
Capital One Financial Corporation	181,700	8,587,142
Discover Financial Services	217,000	3,272,360
First Marblehead Corporation	248,900	3,808,170

		27,252,526

Data Processing & Outsourced
Services - 3.5%
Western Union Company	477,600	11,596,128

Drug Retail - 2.8%
CVS Caremark Corporation	228,500	9,082,875

Electronic Manufacturing Services - 1.1%
Tyco Electronics, Ltd.	96,900	3,597,897

Health Care Equipment - 3.7%
Covidien, Ltd.	96,900	4,291,701
Hospira, Inc. *	185,300	7,901,192

		12,192,893

Health Care Services - 2.6%
Medco Health Solutions, Inc. *	82,900	8,406,060

Home Improvement Retail - 3.8%
Home Depot, Inc.	467,300	12,589,062

Hotels, Resorts & Cruise Lines - 2.3%
Carnival Corporation	172,200	7,661,178

Hypermarkets & Super Centers - 5.9%
Costco Wholesale Corporation	92,500	6,452,800
Wal-Mart Stores, Inc.	275,800	13,108,774

		19,561,574

Industrial Conglomerates - 8.5%
General Electric Company	492,700	18,264,389
McDermott International, Inc. *	97,000	5,725,910
Tyco International, Ltd.	96,900	3,842,085

		27,832,384

	Shares	Value
COMMON STOCK (continued)
Integrated Oil & Gas - 7.3%
Chevron Corporation	120,000	$11,199,600
Exxon Mobil Corporation	137,900	12,919,851

		24,119,451

Movies & Entertainment - 2.7%
Time Warner, Inc.	535,000	8,832,850

Multi-Line Insurance - 5.3%
American International Group, Inc.	300,700	17,530,810

Oil & Gas Equipment & Services - 2.7%
Baker Hughes, Inc.	32,300	2,619,530
BJ Services Company	70,900	1,720,034
Halliburton Company	117,700	4,462,007

		8,801,571

Other Diversified Financial
Services - 3.5%
Citigroup, Inc.	95,500	2,811,520
JPMorgan Chase & Company	197,200	8,607,780

		11,419,300

Pharmaceuticals - 4.1%
Johnson & Johnson	201,400	13,433,380

Property & Casualty Insurance - 6.2%
Berkshire Hathaway, Inc. *	145	20,532,000

Systems Software - 5.5%
Microsoft Corporation	510,200	18,163,120

Wireless Telecommunication
Services - 2.0%
Sprint Nextel Corporation	508,300	6,673,979
TOTAL COMMON STOCK (Cost $285,675,496)		$311,918,591
	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES 1.2%
Federal Home Loan Bank
4.24% - 2008	$3,000,000	2,999,325
4.26% - 2008	1,000,000	999,078
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES		$3,998,403
(Cost $3,998,403)
COMMERCIAL PAPER - 3.8%
Banking -0.8%
UBS Finance (DE) LLC
5.04%, 1/14/2008	1,400,000	1,397,725
Wells Fargo & Company, Inc.
4.25%, 1/2/2008	1,100,000	1,099,870

		2,497,595

6	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series A (Equity Series)
December 31, 2007 - continued

	Principal Amount	Value
COMMERCIAL PAPER (continued)
Brokerage - 0.3%
Goldman Sachs Group, Inc.
5.25%, 1/8/2008	1,000,000	$998,979

Consumer Products - 0.7%
Unilever Capital Corporation
4.25%, 1/11/2008	1,200,000	1,198,583
4.22%, 1/15/2008	1,100,000	1,098,182

		2,296,765

Electric - 0.6%
Florida Power & Light Company
4.25%, 1/10/2008	1,800,000	1,798,088

Financial Companies - Captive - 0.9%
Caterpillar Financial Services Corporation
4.25%, 1/7/2008	1,500,000	1,498,937
International Lease Finance Company
4.38%, 1/4/2008	1,500,000	1,499,453

		2,998,390

Pharmaceuticals - 0.5%
Johnson & Johnson
4.08%, 1/3/2008	1,700,000	1,699,615
TOTAL COMMERCIAL PAPER (Cost $12,289,432)		$12,289,432
REPURCHASE AGREEMENT - 0.3%
United Missouri Bank, 3.61%, dated 12/31/07, matures 1/02/08; repurchase amount $971,195 (Collateralized by FHLB Discount Note, 5/30/08 with a value of $991,338)	$971,000	$971,000
TOTAL REPURCHASE AGREEMENT (Cost $971,000)		$971,000
Total Investments (SBL A Fund)		$329,177,426
(Cost $302,934,331) - 100.1%
Liabilities in Excess of Other Assets - (0.1)%		(182.004)

TOTAL NET ASSETS - 100.0%		$328,995,422

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $303,072,667.

*	- Non-income producing security

Glossary:
FHLB	- Federal Home Loan Bank

See notes to financial statements.

7	The accompanying notes are an integral part of the financial statements

Series A
(Equity Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$329,177,426
Cash	483
Receivables:
Fund shares sold	153,135
Securities sold	245,591
Dividends	293,350
Prepaid expenses	7,418

Total assets	329,877,403

Liabilities:

Payable for:
Fund shares redeemed	549,462
Management fees	213,872
Administration fees	27,240
Transfer agent/maintenance fees	2,083
Custodian fees	8,000
Directors’ fees	7,525
Professional fees	36,150
Other fees	37,649

Total liabilities	881,981

Net assets	$328,995,422

Net assets consist of:
Paid in capital	$261,396,080
Undistributed net investment income	2,057,542
Undistributed net realized gain on sale of investments	39,298,705
Net unrealized appreciation in value of investments	26,243,095

Net assets	$328,995,422

Capital shares authorized	unlimited
Capital shares outstanding	13,392,748
Net asset value per share
(net assets divided by shares outstanding)	$24.57

*Investments, at cost	$302,934,331

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends	$5,107,798
Interest	452,331

Total investment income	5,560,129

Expenses:
Management fees	2,954,771
Administration fees	374,988
Transfer agent/maintenance fees	25,253
Custodian fees	25,316
Directors’ fees	23,512
Professional fees	38,964
Reports to shareholders	40,090
Other	19,693

Total expenses	3,502,587

Net investment income	2,057,542

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	39,328,102
Options written	108,939

Net realized gain	39,437,041

Net unrealized appreciation (depreciation) during the year on:
Investments	(57,218,273)
Options written	56,904

Net unrealized depreciation	(57,161,369)

Net realized and unrealized loss	(17,724,328)

Net decrease in net assets resulting from operations	$(15,666,786)

8	The accompanying notes are an integral part of the financial statements

Series A
Statement of Changes in Net Assets	(Equity Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets from operations:
Net investment income	$2,057,542	$1,466,765
Net realized gain during the year on investments	39,437,041	47,236,718
Net unrealized appreciation (depreciation) during the year on investments	(57,161,369)	4,445,082

Net increase (decrease) in net assets resulting from operations	(15,666,786)	53,148,565

Capital share transactions:
Proceeds from sale of shares	34,320,140	37,464,659
Cost of shares redeemed	(131,446,012)	(115,755,780)

Net decrease from capital share transactions	(97,125,872)	(78,291,121)

Net decrease in net assets	(112,792,658)	(25,142,556)

Net assets:
Beginning of year	441,788,080	466,930,636

End of year	$328,995,422	$441,788,080

Undistributed net investment income at end of year	$2,057,542	$1,466,765

Capital share activity:
Shares sold	1,322,125	1,582,979
Shares redeemed	(5,035,865)	(4,888,558)

Total capital share activity	(3,713,740)	(3,305,579)

9	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series A
Selected data for each share of capital stock outstanding throughout each year	(Equity Series)

	2007	2006	2005	2004	Year Ended December 31, 2003
Per Share Data
Net asset value, beginning of period	$25.83	$22.88	$21.93	$20.37	$16.83

Income (loss) from investment operations:
Net investment income[a]	0.14	0.11	0.16	0.18	0.13
Net gain (loss) on securities (realized and unrealized)	(1.40)	2.84	0.79	1.40	3.53

Total from investment operations	(1.26)	2.95	0.95	1.58	3.66

Less distributions:
Dividends from net investment income	-	-	-	(0.02)	(0.12)

Total distributions	-	-	-	(0.02)	(0.12)

Net asset value, end of period	$24.57	$25.83	$22.88	$21.93	$20.37

Total Return[b]	(4.88%)	12.89%	4.33%	7.77%	21.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$328,995	$441,788	$466,931	$530,096	$559,290

Ratios to average net assets:
Net investment income	0.52%	0.33%	0.55%	0.81%	0.66%
Total expenses[c]	0.89%	0.90%	0.89%	0.87%	0.82%
Net expenses[d]	0.89%	0.90%	0.89%	0.87%	0.82%

Portfolio turnover rate	14%	26%	37%	27%	53%

a Net investment income (loss) was computed using average shares outstanding throughout the period.

b Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

10	The accompanying notes are an integral part of the financial statements

Manager’s Commentary	Series B
February 15, 2008	(Large Cap Value Series)

Adviser, Security Global Investors

To Our Shareholders:

For the year ended December 31, 2007, Series B of the SBL Fund -Large Cap Value series returned 5.83%, beating the benchmark Russell 1000 Value Index’s return of -0.17% by 600 basis points. The Series’ peer group median return of 2.19% was less than half of the return of the Series. Good individual stock selection and sector weightings contribution drove performance in 2007.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process with three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company. For Series B, we apply this philosophy to a broad range of value names.

Top Performers

The Series’ Industrial holdings were up 29% compared to 12% for the Index. In addition to superior stock selection, the Series was overweight in the sector, 19% relative to 9% for the Index. McDermott International, Inc., returned 132% during the period while Union Pacific Corporation, Inc., was up 38%. McDermott benefited from strong demand in the global infrastructure market and Union Pacific experienced solid demand coupled with operational improvements.

In the health care sector, our second best performing, Medco Health Solutions, Inc., rose 90% and Hospira, Inc. gained 27%. The Consumer Staples sector was able to add value to the Series as Costco Wholesale Corporation increased 33%, Archer-Daniels-Midland 47%, and CVS Caremark Corporation by 29%.

Disappointing Performers

The largest sector detractor from the portfolio was telecommunications due mostly to stock selection although an underweight position also contributed to the relative under-performance. The portfolio’s telecommunications sector holdings declined 14%, while the Index holdings returned greater than 13%. More traditional companies like AT&T and Verizon performed better than our holdings in Sprint Nextel Corporation and Windstream Corporation.

The consumer discretionary sector in general experienced a difficult environment in 2007. The sector within the Series was down -20% versus -13% for the sector in the Russell 1000 Value Index. Home Depot, Inc. was the largest detractor, sliding over 31% in the period. This was caused by the impact of a slowing housing market. We feel confident that Home Depot still enjoys a solid competitive position and will benefit once the housing market improves.

2008 Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Often times, volatility provides opportunity. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies and we are pleased with the positions we own today.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell, Portfolio Manager

11

Series B
Performance Summary	(Large Cap Value Series)
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series B (Large Cap Value Series) on December 31, 1997 and reflects the fees and expenses of Series B. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Returns
Periods Ended 12-31-07[1]	1 Year	5 Years	10 Years
Series B	5.83%	15.29%	4.06%

[1]   Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector
Consumer Discretionary	8.88%
Consumer Staples	9.86
Energy	13.02
Financials	21.16
Health Care	4.73
Industrials	17.98
Information Technology	4.57
Materials	3.35
Telecommunication Services	2.39
Utilities	2.18
Exchange Traded Funds	4.35
Commercial Paper	2.66
U.S. Government Sponsored Agencies	3.56
Repurchase Agreement	0.12
Other Assets in Excess of Liabilities	1.19
Total Net Assets	100.00%

12	The accompanying notes are an integral part of the financial statements

Series B
Performance Summary	(Large Cap Value Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series B (Large Cap Value Series)
Actual	$1,000.00	$963.78	$3.91
Hypothetical	1,000.00	1,021.22	4.02

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was (3.62%).

2 Expenses are equal to the Series annualized expense ratio of 0.79%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

13

Schedule of Investments	Series B (Large Cap Value Series)
December 31, 2007

	Shares	Value
COMMON STOCK - 92.5%
Aerospace & Defense - 3.6%
United Technologies Corporation	228,400	$17,481,736

Agricultural Products - 1.0%
Archer-Daniels-Midland Company	107,600	4,995,868

Air Freight & Logistics - 1.5%
FedEx Corporation	80,800	7,204,936

Broadcasting & Cable TV -2.3%
CBS Corporation (CI.B)	402,100	10,957,225

Building Products -3.2%
USG Corporation *	431,100	15,429,069

Computer Hardware -2.5%
Hewlett-Packard Company	239,200	12,074,816

Consumer Finance -5.9%
Capital One Financial Corporation	298,700	14,116,562
Discover Financial Services	280,000	4,222,400
First Marblehead Corporation	640,950	9,806,535

		28,145,497

Data Processing & Outsourced
Services - 1.3%
Western Union Company	250,000	6,070,000

Diversified Banks - 1.0%
Wells Fargo & Company	162,600	4,908,894

Diversified Chemicals - 1.5%
Dow Chemical Company	176,400	6,953,688

Drug Retail -2.3%
CVS Caremark Corporation	280,800	11,161,800

Electric Utilities -2.2%
Edison International	196,300	10,476,531

Electronic Manufacturing
Services -0.8%
Tyco Electronics, Ltd.	101,650	3,774,265

Exchange Traded Funds -4.4% iShares Russell 1000 Value Index Fund	170,600	13,707,710
iShares S&P 500 Value Index Fund	93,600	7,155,720

		20,863,430

Health Care Equipment - 2.7%
Covidien, Ltd.	101,650	4,502,078
Hospira, Inc. *	200,700	8,557,848

		13,059,926

Health Care Services - 2.0%
Medco Health Solutions, Inc. *	95,300	9,663,420

	Shares	Value
COMMON STOCK (continued)
Home Improvement Retail - 3.0%
Home Depot, Inc.	540,600	$14,563,764

Hypermarkets & Super Centers -5.1%
Costco Wholesale Corporation	169,700	11,838,272
Wal-Mart Stores, Inc.	260,800	12,395,824

		24,234,096

Industrial Conglomerates - 6.4%
General Electric Company	411,900	15,269,133
McDermott International, Inc. *	193,900	11,445,917
Tyco International, Ltd.	101,650	4,030,422

		30,745,472

Integrated Oil & Gas -8.6%
Chevron Corporation	98,600	9,202,338
ConocoPhillips	41,200	3,637,960
Exxon Mobil Corporation	168,700	15,805,503
Sasol, Ltd. ADR	251,600	12,446,652

		41,092,453

Integrated Telecommunication
Services -0.9%
Windstream Corporation	331,932	4,321,755

Movies & Entertainment - 3.6%
News Corporation	260,800	5,343,792
Time Warner, Inc.	712,600	11,765,026

		17,108,818

Multi-Line Insurance - 4.6%
American International Group, Inc.	374,400	21,827,520

Oil & Gas Equipment & Services - 1.8%
Halliburton Company	232,600	8,817,866

Oil & Gas Storage & Transportation -2.6%
Williams Companies, Inc.	350,800	12,551,624

Other Diversified Financial Services -4.1%
Citigroup, Inc.	101,600	2,991,104
JPMorgan Chase & Company	384,700	16,792,155

		19,783,259

Property & Casualty Insurance - 5.6%
Berkshire Hathaway, Inc. *	190	26,904,000

Railroads -3.2%
Union Pacific Corporation	122,800	15,426,136

Specialty Chemicals -1.9%
Rohm & Haas Company	172,200	9,138,654

Tobacco - 1.4%
Altria Group, Inc.	91,800	6,938,244

14	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series B (Large Cap Value Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Wireless Telecommunication Services - 1.5%
Sprint Nextel Corporation	544,700	$7,151,911
TOTAL COMMON STOCK (Cost $382,777,101)		$443,826,673
	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 3.5%
Federal Home Loan Bank
4.24% - 2008	$5,300,000	5,298,899
4.235% - 2008	1,100,000	1,099,619
4.26% - 2008	1,400,000	1,398,709
4.30% - 2008	2,000,000	1,996,417
Federal National Mortgage Association
4.10% - 2008	1,900,000	1,898,485
4.15% - 2008	1,600,000	1,596,949
4.18% - 2008	1,800,000	1,798,119
4.60% - 2008	2,000,000	1,999,767
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $17,086,964)		$17,086,964
COMMERCIAL PAPER - 2.7%
Banking - 1.1%
Credit Suisse First Boston USA
4.71%, 1/28/2008	1,900,000	1,893,288
UBS Finance (DE) LLC
4.55%, 1/25/2008	2,000,000	1,993,934
Wells Fargo & Company, Inc.
4.25%, 1/14/2008	1,500,000	1,497,698

		5,384,920

Brokerage - 0.3%
Goldman Sachs Group, Inc.
5.05%, 1/11/2008	1,200,000	1,198,300

Consumer Products - 0.7%
Unilever Capital Corporation
4.21%, 1/7/2008	1,800,000	1,798,737
4.22%, 1/15/2008	1,400,000	1,397,686

		3,196,423

Non U.S. Banking - 0.6%
Danske Corporation
4.57%, 1/22/2008	1,000,000	997,404
Royal Bank of Canada
4.20%, 1/22/2008	2,000,000	1,995,100

		2,992,504
TOTAL COMMERCIAL PAPER (Cost $12,772,147)		$12,772,147

	Principal Amount	Value
REPURCHASE AGREEMENT - 0.1%
United Missouri Bank, 3.61%, dated 12/31/07, matures 1/02/08; repurchase amount $581,117 (Collateralized by FHLMC, 1/12/08 & FHLB, 1/19/08 with a combined value of $592,620)	$581,000	$581,000
TOTAL REPURCHASE AGREEMENT (Cost $581,000)		$581,000
Total Investments (SBL B Fund)		$474,266,784
(Cost $413,217,212) - 98.8%
Other Assets in Excess of Liabilities - 1.2%		5,705.584

TOTAL NET ASSETS - 100.0%		$479,972,368

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $416,158,353.

*	- Non-income producing security

Glossary:
ADR	- American Depositary Receipt

See notes to financial statements.

15	The accompanying notes are an integral part of the financial statements

Series B
(Large Cap Value Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$474,266,784
Cash	1,446,478
Receivables:
Fund shares sold	8,548,307
Dividends	679,178
Prepaid expenses	9,679

Total assets	484,950,426

Liabilities:
Payable for:
Fund shares redeemed	1,699,748
Securities purchased	2,877,654
Management fees	265,960
Administration fees	39,051
Transfer agent/maintenance fees	2,083
Custodian fees	8,000
Directors’ fees	3,668
Professional fees	38,950
Other fees	42,944

Total liabilities	4,978,058

Net assets	$479,972,368

Net assets consist of:
Paid in capital	$578,184,229
Undistributed net investment income	4,458,590
Accumulated net realized loss on sale of investments	(163,720,023)
Net unrealized appreciation in value of investments	61,049,572

Net assets	$479,972,368

Capital shares authorized	unlimited
Capital shares outstanding	17,178,073
Net asset value per share
(net assets divided by shares outstanding)	$27.94

*Investments, at cost	$413,217,212

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends	$7,598,768
Interest	742,495

Total investment income	8,341,263

Expenses:
Management fees	3,213,945
Administration fees	470,657
Transfer agent/maintenance fees	25,258
Custodian fees	27,551
Directors’ fees	25,263
Professional fees	46,492
Reports to shareholders	52,849
Other	20,658

Total expenses	3,882,673

Net investment income	4,458,590

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	63,209,892
Options written	178,938

Net realized gain	63,388,830

Net unrealized appreciation (depreciation) during the year on:
Investments	(40,728,888)
Options written	20,791

Net unrealized depreciation	(40,708,097)

Net realized and unrealized gain	22,680,733

Net increase in net assets resulting from operations	$27,139,323

16	The accompanying notes are an integral part of the financial statements

Series B

Statement of Changes in Net Assets	(Large Cap Value Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$4,458,590	$3,504,848
Net realized gain during the year on investments	63,388,830	27,019,837
Net unrealized appreciation (depreciation) during the year on investments	(40,708,097)	57,084,019

Net increase in net assets resulting from operations	27,139,323	87,608,704

Capital share transactions:
Proceeds from sale of shares	117,350,624	88,964,012
Cost of shares redeemed	(145,200,986)	(106,581,077)

Net decrease from capital share transactions	(27,850,362)	(17,617,065)

Net increase (decrease) in net assets	(711,039)	69,991,639

Net assets:
Beginning of year	480,683,407	410,691,768

End of year	$479,972,368	$480,683,407

Undistributed net investment income at end of year	$4,458,590	$3,504,848

Capital share activity:
Shares sold	4,134,610	3,705,999
Shares redeemed	(5,162,697)	(4,475,464)

Total capital share activity	(1,028,087)	(769,465)

17	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series B
Selected data for each share of capital stock outstanding throughout each year	(Large Cap Value Series)

	2007	2006	2005[a]	2004	Year Ended December 31, 2003
Per Share Data
Net asset value, beginning of period	$26.40	$21.64	$19.58	$17.68	$13.84
Income (loss) from investment operations:
Net investment income[b]	0.25	0.20	0.24	0.21	0.14
Net gain on securities (realized and unrealized)	1.29	4.56	1.82	1.70	3.84

Total from investment operations	1.54	4.76	2.06	1.91	3.98

Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.14)

Total distributions	—	—	—	(0.01)	(0.14)

Net asset value, end of period	$27.94	$26.40	$21.64	$19.58	$17.68

Total Return[c]	5.83%	22.00%	10.52%	10.82%	28.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$479,972	$480,683	$410,692	$429,493	$434,575

Ratios to average net assets:
Net investment income	0.90%	0.80%	0.98%	1.09%	0.93%
Total expenses[d]	0.79%	0.79%	0.84%	0.92%	0.89%
Net expenses[e]	0.79%	0.79%	0.84%	0.87%	0.83%

Portfolio turnover rate	29%	20%	99%	73%	60%

[a]

Security Global Investors (SGI), formerly Security Management Company, LLC, became the advisor of Series B effective June 30, 2005. Prior to June 30, 2005, SGI paid Dreyfus Corporation for sub-advisory services.

[b]	Net investment income (loss) was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

[d]	Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.
[e]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

18	The accompanying notes are an integral part of the financial statements

Manager’s Commentary	Series C
February 15, 2008	(Money Market Series)

Adviser, Security Global Investors

To Our Shareholders:

Series C of the SBL Fund - Money Market Series returned 4.71% for the year ended December 31, 2007, which exceeded the benchmark I-Money Net Retail Tier 1 of 4.58% and the 4.68% performance of its peer group for the same period.

The last four months of 2007 ended with the Federal Reserve Board decreasing interest rates on three separate occasions from 5.25% at the beginning of the year to 4.25% at the close.

Composition of Portfolio Assets

At December 31, 2007, the average maturity of the holdings in the Series was 53 days.

The majority of the Series’ assets lie in the corporate debt sector of commercial paper. At year-end, approximately 70% of the Series consisted of Commercial Paper, 12% in Floating Rate securities (which includes corporate and U.S. government-backed), 7% in U.S. Government/Agency obligations, 7% in CD’s/Yankee CD’s, and a fraction of 1% in mortgage related products.

2007 Performance

The turning point in the year was an abrupt deterioration in credit markets in June as the sub-prime mortgage concerns began to unfold. The credit crunch worsened in August as the extent of the crisis became more apparent.

The year was far from uneventful and presented many challenges for Money Market managers. During the first half of 2007, sub-prime mortgage loans became the topic of interest as defaults continued to rise, which triggered downgrades of securities backed by pools of these loans. Many money market funds had invested in investment-pooled securities or SIVs, (Structured Investment Vehicles), which boosted yields but created a liquidity problem as the rating agencies downgraded many of these programs.

The Money Market Series does not invest in these types of securities. The manager remained focused on liquidity and credit quality, and the sub-prime mortgage securities never passed these tests. While a small portion of the portfolio was invested in asset-backed commercial paper, which posed no risk to the portfolio, we chose to take the conservative approach and further reduce the exposure to this type investment.

2008 Market Outlook

The upcoming year provides a challenging economic environment for the Federal Reserve Board and Chairman Bernanke as they attempt to balance the fear of recession with an up-tick in inflation. As we continue to see broader contagion from the sub-prime defaults, our expectation is that we will see an increase in inflation, as companies have the pricing power to pass costs onto the consumer rather than absorbing the costs themselves.

We expect the Federal Reserve will continue its current rate cycle of reducing Federal Funds in hopes of providing liquidity to the markets while attempting to balance inflation. The goal is to eliminate the probability of recession and maintain a level of growth in the US economy.

We expect the sub-prime contagion to continue to be an ongoing concern through the first half of the year until visibility becomes clearer as to where the bottom will be, at which point the second half of the year will be a period of correction and adjustment. The effects of the Federal Reserve rate reductions and a fiscal stimulus injection by Congress should aid the growth of the economy during the second half of the year.

As always, we will continue to monitor the economic and market conditions when deciding portfolio strategies and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the Money Market Series.

We appreciate the confidence that you have placed in us and continue to focus on achieving the Series’ investment goals.

Sincerely,

Christina Fletcher

Portfolio Manager

19

Series C
Performance Summary	(Money Market Series)
December 31, 2007	(unaudited)

PERFORMANCE

Portfolio Composition by Quality Ratings

Tier 1 investments	99.06%
Repurchase Agreement	0.24
Other Assets in Excess of Liabilities	0.70
Total Net Assets	100.00%

Average Annual Returns

Periods Ended 12-31-07[1]	1 Year	5 Years	10 Years
Series C	4.71%	2.61%	3.37%

[1]   Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

20	The accompanying notes are an integral part of the financial statements

Series C

Performance Summary	(Money Market Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series C (Money Market Series)
Actual	$1,000.00	$1,023.02	$3.31
Hypothetical	1,000.00	1,021.93	3.31

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was 2.30%.

[2]

Expenses are equal to the Series annualized expense ratio of 0.65%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

21

Schedule of Investments	Series C (Money Market Series)
December 31, 2007

	Principal Amount	Value
CERTIFICATE OF DEPOSIT - 6.6%
Bank of America
5.28%, 1/10/2008	1,500,000	$1,500,166
BNP Paribas NY
5.40%, 3/17/2008	1,000,000	1,001,185
Credit Suisse New York
5.30%, 5/22/2008	3,500,000	3,506,083
Societe Generale NY
5.17%, 1/09/2008 to
1/17/2008	2,600,000	2,600,346
UBS AG Stamford CT
5.05%, 3/20/2008	2,500,000	2,501,531
TOTAL CERTIFICATE OF DEPOSIT (Cost $11,098,385)		$11,109,311
CORPORATE BOND - 11.7%
Automotive - 2.4%
Toyota Motor Credit Corporation
4.065%, 1/02/2008 (1)(2)	$2,500,000	2,496,675
4.961%, 3/17/2008 (1)(2)	1,500,000	1,499,655

		3,996,330

Brokerage - 5.7%
Lehman Brothers Holdings, Inc.
5.092%, 2/29/2008 (1)(2)	3,000,000	2,986,434
Merrill Lynch & Company, Inc.
4.90%, 2/14/2008 (2)	1,950,000	1,949,195
Morgan Stanley
5.114%, 1/25/2008 (1)(2)	1,500,000	1,497,820
5.201%, 3/07/2008 (2)	1,000,000	999,618
5.334%, 1/18/2008 (2)	2,200,000	2,199,540

		9,632,607

Financial Companies - Captive - 3.6%
General Electric Capital Corporation
4.955%, 2/19/2008 (1)(2)	1,500,000	1,499,927
5.171%, 3/04/2008 (2)	2,000,000	2,001,182
5.29%, 1/03/2008 (2)	2,600,000	2,600,000

		6,101,109
TOTAL CORPORATE BOND (Cost $19,752,092)		$19,730,046
MORTGAGE BACKED SECURITIES - 0.6%
Other Non-Agency - 0.6%
Pass-Thru’s -0.6%
Small Business Administration Pools
#503308, 5.00% -
1/01/2008 (1)(2)	141,781	141,781
#503176, 5.125% -
1/01/2008 (1)(2)	24,091	24,211
#503343, 5.125% -
1/01/2008 (1)(2)	226,982	226,982
#503347, 5.125% -
1/01/2008 (1)(2)	84,076	84,076
#502353, 5.25% -
1/01/2008 (1)(2)	37,926	37,926
#503295, 5.25% -
1/01/2008 (1)(2)	112,430	112,186

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Other Non-Agency (continued)
Pass-Thru’s (continued) Small Business Administration Pools
(continued)
#503303, 5.25% -
1/01/2008 (1)(2)	$197,557	$197,128
#502163, 5.50% -
1/01/2008 (1)(2)	176,194	176,194

		1,000,484
TOTAL MORTGAGE BACKED SECURITIES (Cost $1,001,351)		$1,000,484
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES -10.1%
Federal Home Loan Bank
3.563% -1/02/2008 (1)(2)	2,000,000	1,997,778
3.583% - 1/02/2008 (1)(2)	1,500,000	1,499,552
4.30% - 12/18/2008	1,000,000	1,000,760
4.35% - 12/11/2008	3,000,000	3,002,934
4.47% - 12/15/2008	2,000,000	2,002,936
4.50% - 11/28/2008	1,500,000	1,500,925
4.625% - 12/04/2008	2,000,000	2,002,030
4.701% - 2/04/2008 (1)(2)	2,000,000	1,999,856
4.841% - 3/17/2008 (1)(2)	2,000,000	2,001,264
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $16,999,040)		$17,008,035
COMMERCIAL PAPER - 70.1%
Automotive -6.9%
American Honda Finance
4.48%, 1/4/2008	2,500,000	2,499,067
4.52%, 1/9/2008	1,000,000	998,996
4.48%, 1/25/2008	1,200,000	1,196,416
4.50%, 1/30/2008	1,500,000	1,494,287
4.51%, 2/13/2008	2,000,000	1,988,875
Toyota Motor Credit Corporation
4.65%, 2/25/2008	1,000,000	992,900
4.82%, 3/31/2008	1,000,000	988,011
4.55%, 4/10/2008	1,600,000	1,578,575

		11,737,127

Banking -2.8%
Bank of America
5.065%, 1/22/2008	1,300,000	1,296,159
UBS Finance (DE) LLC
5.04%, 1/14/2008	1,500,000	1,497,579
4.70%, 2/14/2008	2,000,000	1,988,700

		4,782,438

Brokerage - 11.7%
Goldman Sachs Group, Inc.
4.80%, 1/2/2008	1,000,000	999,867
5.05%, 1/11/2008	1,200,000	1,198,317
4.50%, 1/14/2008	1,000,000	998,375

22	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series C (Money Market Series)
December 31, 2007 - continued

	Principal Amount	Value
COMMERCIAL PAPER (continued)
Brokerage (continued)
Goldman Sachs Group, Inc. (continued)
4.50%, 1/17/2008	1,000,000	$998,000
4.80%, 1/28/2008	1,500,000	1,494,600
4.78%, 1/29/2008	1,100,000	1,095,935
4.80%, 1/30/2008	1,200,000	1,195,430
ING (US) Funding LLC
4.50%, 1/3/2008	1,000,000	999,750
5.12%, 1/9/2008	1,000,000	998,862
4.85%, 1/15/2008	1,700,000	1,696,794
4.82%, 1/23/2008	1,500,000	1,495,582
4.50%, 2/5/2008	1,600,000	1,593,000
4.46%, 2/6/2008	1,500,000	1,493,310
JP Morgan Chase & Company
5.07%, 1/3/2008	1,500,000	1,499,410
4.80%, 1/4/2008	1,000,000	999,600
4.67%, 1/24/2008	1,000,000	996,886

		19,753,718

Consumer Products - 3.6%
Procter & Gamble International Funding
4.42%, 1/4/2008	1,075,000	1,074,604
4.20%, 1/23/2008	2,000,000	1,994,867
4.22%, 1/25/2008	1,500,000	1,495,780
4.50%, 2/8/2008	1,500,000	1,492,642

		6,057,893

Diversified Financial Services - 1.5%
Irish Life & Permanent
4.38%, 2/29/2008	2,500,000	2,482,054

Electric -0.8%
Florida Power & Light Company
4.27%, 1/7/2008	1,300,000	1,299,075

Financial Companies - Captive - 5.3%
General Electric Capital Corporation
4.62%, 2/22/2008	1,000,000	993,298
International Lease Finance Company
4.67%, 1/8/2008	3,900,000	3,896,532
4.555%, 1/10/2008	2,000,000	1,997,723
4.76%, 1/11/2008	2,000,000	1,997,356

		8,884,909

Financial Companies - Noncaptive
Consumer -0.9%
American Express Credit Corporation
4.60%, 1/16/2008	1,500,000	1,496,853

Food & Beverage - 4.4%
Archer Daniels Midland Company
4.51%, 1/8/2008	2,300,000	2,297,983
4.47%, 1/29/2008	2,090,000	2,082,734
4.316%, 2/26/2008	3,000,000	2,978,159

		7,358,876

	Principal Amount	Value
COMMERCIAL PAPER (continued)
Insurance -3.7%
Swiss Re Financial Products
4.95%, 1/2/2008	1,700,000	$1,699,557
4.95%, 1/7/2008	2,000,000	1,998,176
5.31%, 1/28/2008	1,000,000	996,444
4.85%, 2/27/2008	1,500,000	1,488,951

		6,183,128

Life Insurance - 2.9%
Prudential plc
4.77%, 1/18/2008	1,500,000	1,496,482
4.95%, 1/23/2008	1,500,000	1,495,537
4.82%, 2/4/2008	2,000,000	1,991,186

		4,983,205

Non U.S. Banking - 18.5%
Bank of Ireland
5.09%, 1/15/2008	1,700,000	1,696,656
4.92%, 1/22/2008	2,000,000	1,994,252
Barclays US Funding LLC
4.65%, 1/15/2008	1,000,000	998,192
Danske Corporation
4.57%, 1/22/2008	1,000,000	997,334
4.65%, 1/31/2008	1,200,000	1,195,000
4.65%, 1/31/2008	1,000,000	996,091
4.66%, 2/1/2008	2,700,000	2,688,883
5.00%, 2/8/2008	1,850,000	1,840,724
Royal Bank of Canada
4.30%, 1/28/2008	1,000,000	996,475
4.49%, 2/12/2008	1,700,000	1,691,095
4.30%, 2/29/2008	2,500,000	2,482,382
4.50%, 3/6/2008	1,500,000	1,487,317
Societe Generale
5.08%, 1/4/2008	1,000,000	999,479
4.83%, 2/20/2008	2,000,000	1,986,583
4.81%, 2/21/2008	1,500,000	1,490,146
4.45%, 3/6/2008	1,000,000	991,965
Westpac Banking Corporation
5.12%, 1/7/2008	1,000,000	999,147
4.90%, 2/1/2008	1,000,000	995,781
4.90%, 2/1/2008	1,500,000	1,493,951
4.65%, 2/5/2008	2,000,000	1,990,936
4.96%, 2/26/2008	1,200,000	1,191,321

		31,203,710

Oil Field Services - 2.4%
BP Capital Markets plc
4.46%, 2/6/2008	2,000,000	1,990,686
4.45%, 2/11/2008	2,000,000	1,989,444

		3,980,130

Pharmaceuticals -4.7%
AstraZeneca plc
4.95%, 1/14/2008	1,500,000	1,497,264
4.55%, 1/16/2008	1,500,000	1,496,873

23	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series C (Money Market Series)
December 31, 2007 - continued

	Principal Amount	Value
COMMERCIAL PAPER (continued)
Pharmaceuticals (continued)
GlaxoSmithKline Finance plc
4.55%, 1/22/2008	1,500,000	$1,495,717
4.65%, 2/4/2008	1,500,000	1,493,389
4.63%, 3/3/2008	2,000,000	1,983,914

		7,967,157
TOTAL COMMERCIAL PAPER (Cost $118,174,759)		$118,170,273
REPURCHASE AGREEMENT - 0.2%
United Missouri Bank, 3.61%, dated 12/31/07, matures 1/02/08; repurchase amount $412,083 (Collateralized by FHLB Discount Note, 1/19/08 with a value of $420,240)	$412,000	$412,000

TOTAL REPURCHASE AGREEMENT (Cost $412,000)		$412,000

Total Investments (SBL C Fund)		$167,430,149
(Cost $167,437,627) - 99.3%
Other Assets in Excess of Liabilities - 0.7%		1,231,340

TOTAL NET ASSETS - 100.0%		$168,661,489

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $167,437,627.

1	- Maturity date indicated is next interest reset date.
2	- Variable rate security. Rate indicated is rate effective at December 31, 2007.

Glossary:
FHLB	- Federal Home Loan Bank
plc	- Public Limited Company

See notes to financial statements.

24	The accompanying notes are an integral part of the financial statements

Series C
(Money Market Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$167,430,149
Cash	351
Receivables:
Fund shares sold	3,144,904
Securities sold	6,256
Interest	567,140
Prepaid expenses	2,546

Total assets	171,151,346

Liabilities:

Payable for:
Fund shares redeemed	2,382,110
Management fees	69,623
Administration fees	15,403
Transfer agent/maintenance fees	2,083
Custodian fees	4,800
Directors’ fees	1,500
Professional fees	9,000
Other fees	5,338

Total liabilities	2,489,857

Net assets	$168,661,489

Net assets consist of:
Paid in capital	$162,648,965
Undistributed net investment income	6,020,002
Net unrealized depreciation in value of investments	(7,478)

Net assets	$168,661,489

Capital shares authorized	unlimited
Capital shares outstanding	12,650,392
Net asset value per share (net assets divided by shares outstanding)	$13.33

*Investments, at cost	$167,437,627

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Interest	6,879,864

Total investment income	6,879,864

Expenses:
Management fees	654,606
Administration fees	132,443
Transfer agent/maintenance fees	25,304
Custodian fees	14,600
Directors’ fees	7,556
Professional fees	10,967
Reports to shareholders	9,642
Other	4,865

Total expenses	859,983
Less:
Earnings credits applied	(121)

Net expenses	859,862

Net investment income	6,020,002

Net Unrealized Gain (Loss):
Net unrealized appreciation (depreciation) during the year on:
Investments	(11,629)

Net increase in net assets resulting from operations	$6,008,373

25	The accompanying notes are an integral part of the financial statements

Series C
Statement of Changes in Net Assets	(Money Market Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets from operations:
Net investment income	$6,020,002	$4,176,757
Net unrealized appreciation (depreciation) during the year on investments	(11,629)	17,627

Net increase in net assets resulting from operations	6,008,373	4,194,384

Capital share transactions:
Proceeds from sale of shares	457,059,370	290,303,698
Cost of shares redeemed	(393,450,526)	(267,108,743)

Net increase from capital share transactions	63,608,844	23,194,955

Net increase in net assets	69,617,217	27,389,339

Net assets:
Beginning of year	99,044,272	71,654,933

End of year	$168,661,489	$99,044,272

Undistributed net investment income at end of year	$6,020,002	$4,176,757

Capital share activity:
Shares sold	35,025,550	23,327,782
Shares redeemed	(30,153,493)	(21,430,027)

Total capital share activity	4,872,057	1,897,755

26	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series C
Selected data for each share of capital stock outstanding throughout each year	(Money Market Series)

	2007	2006	2005	2004	Year Ended December 31, 2003

Per Share Data
Net asset value, beginning of period	$12.73	$12.19	$11.87	$11.79	$11.82

Income (loss) from investment operations:
Net investment income[a]	0.60	0.45	0.33	0.11	0.09
Net gain (loss) on securities (realized and unrealized)	–	0.09	(0.01)	(0.02)	(0.02)

Total from investment operations	0.60	0.54	0.32	0.09	0.07

Less distributions:
Dividends from net investment income	–	–	–	(0.01)	(0.10)

Total distributions	–	–	–	(0.01)	(0.10)

Net asset value, end of period	$13.33	$12.73	$12.19	$11.87	$11.79

Total Return[b]	4.71%	4.43%	2.70%	0.72%	0.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$168,661	$99,044	$71,655	$66,084	$86,458

Ratios to average net assets:
Net investment income	4.59%	4.43%	2.63%	0.70%	0.63%
Total expenses[c]	0.66%	0.68%	0.69%	0.65%	0.59%
Net expenses[d]	0.66%	0.68%	0.69%	0.65%	0.59%
Net expenses prior to custodian earnings credits and net of expense waivers	0.66%	0.68%	0.69%	0.65%	0.59%

a Net investment income (loss) was computed using average shares outstanding throughout the period.

b Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

27	The accompanying notes are an integral part of the financial statements

Manager’s Commentary	Series D
February 15, 2008	(Global Series)

Advised by:

To Our Shareholders

Series D of the SBL Fund – Global Series returned 8.88% underperforming the benchmark, Morgan Stanley Capital International, Inc. (MSCI) World Index return of 9.04% and its peer group of 9.81% for the year ended December 31, 2007. The year was characterized by choppy global markets and a credit crunch in the United States.

From January 1, 2007 through August 1, 2007, OppenheimerFunds, Inc. was the sole manager of the Series in a sub-advised capacity. Since August 1, 2007, OppenheimerFunds manages 50% of Series’ with the other 50% residing with Security Global Investors’ (SGI) global equities team. The SGI team has more than 17 years experience in managing global equities. The team consists of portfolio managers John Boich, David Whittall, and Scott Klimo.

The SGI team believes that excess return opportunities exist in global stock markets and that those opportunities are best identified and captured at the security level. Investing globally offers the greatest exposure to excess return opportunities while enhancing the ability to diversify risk. Successfully identifying and exploiting these opportunities requires thorough fundamental research. Superior stock selection continues to be the trademark for the team’s performance as selection effect accounts for nearly all the return of the portfolio.

The SGI global team employs a bottom-up approach to the global equity universe to identify and invest in the best opportunities around the world. The team melds sophisticated screening techniques, input from management meetings, and insights into global/regional trends to identify investment opportunities from around the world. Relative valuation and relative business momentum is a specific focus of the screening criteria. The SGI team’s

and
Subadviser, OppenheimerFunds

fundamental research is original and uses primary sources to substantiate our forecasts and investment theses.

Top Performers

A focus on the long-term sustainable competitive advantage of individual companies was valuable as some of the Series’ longest and largest holdings, Vodafone Group plc and Porsche AG, had good years. Another large portfolio holding, German conglomerate Siemens AG, continues to deliver value through its restructuring process.

While underweight in the energy sector, select securities in the increasingly complex oil business were excellent investments. Transocean, Inc., the world’s largest driller, and Hyundai Heavy Industries, the world’s largest shipbuilder, both had stellar years. Energy company Anadarko Petroleum Corporation rose 29%.

Rio Tinto plc was a strong contributor to Series’ gaining 60% during the latter half of the period. Rio Tinto is an U.K. based mining group with operations and projects across four continents. Rio Tinto is a major producer in all the metals and minerals markets in which it operates.

Nintendo Company Ltd. more than doubled in the past year on the growing popularity of its new Wii gaming platform and continued domination of the handheld electronic games business.

A significant underweight to the benchmark in the Finance sector aided by good stock picking boosted performance as the managers anticipated a more difficult environment for financial stocks.

Disappointing Performers

One of the Series’ largest holdings, Telefonaktiebolaget LM Ericsson, the leading wireless network equipment producer in the world, had a particularly difficult year as order shortfalls hurt the stock price. We continue to believe that its leading technology, valuation, and the significant barriers to entry in the industry, provide the firm with excellent long-term prospects.

Comcast, the largest cable company in the US; EMCOR Group, Inc., an electrical and mechanical construction and

28

Manager’s Commentary	Series D
February 15, 2008	(Global Series)

facilities services firm, and Wavin, a building materials supplier, all entered the portfolio following steep share price declines that pushed valuations to what we felt were irresistible levels. Other investors were able to resist and stock prices continued to decline.

Geographically, Japan was the location of many of the poor performers. The lack of growth in the Japanese domestic economy hurt holdings of Japanese banks. A dramatic reduction in the maximum interest rate that finance companies could charge in Japan through a change in regulation hurt the holding in Credit Saison Company Ltd. However, the credit card opportunity in Japan is vast and the firm’s outlook should brighten in the future.

2008 Market Outlook

The Series’ core strategy continues to focus on identifying long-term stocks – companies with sustainable long-term earnings and cash flow, strong economic returns on invested capital, and healthy balance sheets.

Looking ahead to 2008, we have seen several of our economic expectations play out. Chief among these was the spike in the U.S. unemployment rate from 4.7% to 5.0%. Solid incomes due to a resilient job market, is a key pillar of claims to a fundamentally strong economy. We continue to view recession as inevitable and earnings declines - not only in the U.S - as an unavoidable consequence. Accordingly, we have adopted a defensive posture for the portfolio.

We recognize there are many investment alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

John Boich, SGI Portfolio Manager

David Whittall, SGI Portfolio Manager

Scott Klimo, SGI Portfolio Manager

Rajeev Bhaman, OppenheimerFund Portfolio Manager

29

Series D
Performance Summary	(Global Series)
December 31, 2007	(unaudited

PERFORMANCE

$10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series D (Global Series) on December 31, 1997 and reflects the fees and expenses of Series D. The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.

Average Annual Returns
Periods Ended 12-31-07[1]	1 Year	5 Years	10 Years

Series D	8.88%	19.84%	12.34%

[1]   Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector
Consumer Discretionary	15.16%
Consumer Staples	8.57
Energy	5.66
Financials	14.59
Health Care	11.13
Industrials	15.84
Information Technology	15.84
Materials	1.50
Telecommunication Services	7.15
Utilities	2.63
Rights	0.02
Repurchase Agreement	0.48
Short Term Investments	0.53
Other Assets in Excess of Liabilities	0.90
Total Net Assets	100.00%

30	The accompanying notes are an integral part of the financial statements

Series D

Performance Summary	(Global Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series D (Global Series)
Actual	$1,000.00	$1,006.71	$6.37
Hypothetical	1,000.00	1,018.85	6.41

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was 0.67%.

2 Expenses are equal to the Series annualized expense ratio of 1.26%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

31

Schedule of Investments	Series D (Global Series)
December 31, 2007

	Shares	Value
RIGHT - 0.0%
Hong Kong - 0.0%
Wharf Holdings, Ltd.	66,487	$91,240
TOTAL RIGHT (Cost $61,860)		$91,240
COMMON STOCK - 97.6%
Australia - 0.4%
Aristocrat Leisure, Ltd.	13,700	135,091
Macquarie Airports	547,666	1,944,120

		2,079,211

Bermuda - 1.8%
Accenture, Ltd.	116,290	4,189,928
Hiscox, Ltd.	741,842	4,214,258
TBS International, Ltd. *	48,430	1,601,096

		10,005,282

Brazil - 0.8%
Companhia de Bebidas das Americas ADR	27,756	1,971,509
Empresa Brasileira de Aeronautica S.A. ADR	58,226	2,654,523

		4,626,032

Canada - 0.6%
Husky Energy, Inc.	78,500	3,522,507

Cayman Islands - 2.5%
ACE, Ltd.	28,099	1,735,956
Herbalife, Ltd.	51,390	2,069,989
Seagate Technology	205,340	5,236,170
Transocean, Inc.	24,696	3,535,216
XL Capital, Ltd.	22,900	1,152,099

		13,729,430

China - 1.0%
China BlueChemical, Ltd.	8,036,040	5,194,449

Finland - 1.5%
Fortum Oyj	58,600	2,635,909
Nokia Oyj ADR	145,300	5,578,067

		8,213,976

France - 4.2%
BNP Paribas	9,060	981,726
France Telecom S.A.	228,994	8,231,013
LVMH Moet Hennessy Louis Vuitton S.A.	33,250	4,013,592
NicOx S.A. *	15,292	245,583
Sanofi-Aventis S.A.	32,040	2,946,024
Societe Generale	15,975	2,307,332
Technip S.A.	35,880	2,854,894
Total S.A.	20,112	1,668,684

		23,248,848

Germany - 3.6%
Allianz AG	16,538	3,572,228
Altana AG	88,175	2,143,388
Arques Industries AG	38,425	1,318,326
Bayerische Motoren Werke AG *	44,347	2,741,945

	Shares	Value
COMMON STOCK (continued)
Germany (continued)
SAPAG	63,856	$3,312,364
Siemens AG	43,496	6,912,876

		20,001,127

Hong Kong - 2.8%
China Petroleum & Chemical Corporation
	1,608,000	2,429,396
Link REIT (l)	1,946,900	4,214,858
New World Development, Ltd.	838,800	2,974,544
Sun Hung Kai Properties, Ltd.	143,800	3,054,120
Wharf Holdings, Ltd.	531,900	2,786,692

		15,459,610

India - 1.5%
Dish TV India, Ltd. *	172,880	449,250
Hindustan Unilever, Ltd.	284,500	1,542,872
ICICI Bank, Ltd. ADR	16,850	1,036,275
Infosys Technologies, Ltd.	72,665	3,263,752
Wire and Wireless India, Ltd. *	155,900	392,663
Zee Entertainment Enterprises, Ltd.	178,300	1,479,819

		8,164,631

Ireland - 0.8%
Anglo Irish Bank Corporation plc	274,393	4,414,645

Italy - 2.5%
Bulgari SpA	93,400	1,303,605
Tod’s SpA	16,900	1,179,385
Unione di Banche Italiane SCPA	416,220	11,430,175

		13,913,165

Japan - 10.9%
Astellas Pharma, Inc.	47,555	2,078,277
Chiba Bank, Ltd.	776,860	6,343,991
Chugai Pharmaceutical Company, Ltd.	46,800	671,961
Credit Saison Company, Ltd.	49,500	1,359,268
Fanuc, Ltd.	7,600	742,029
Fuji Heavy Industries, Ltd.	401,800	1,882,170
Hino Motors, Ltd.	293,791	1,916,687
Hoya Corporation	59,700	1,907,228
JGC Corporation	242,200	4,192,613
KDDI Corporation	383	2,859,568
Keyence Corporation	5,900	1,459,712
Kyocera Corporation	14,500	1,289,496
Mitsubishi Electric Corporation	76,000	796,590
Murata Manufacturing Company, Ltd.	36,200	2,105,048
Nidec Corporation	10,200	757,895
Nintendo Company, Ltd.	12,145	7,291,251
Nippon Express Company, Ltd.	365,527	1,886,104
Nippon Telegraph & Telephone Corporation	474	2,377,763
NTT DoCoMo, Inc.	1,326	2,213,272

32	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series D (Global Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Japan (continued)
Ricoh Company, Ltd.	69,630	$1,290,312
Secom Company, Ltd.	29,200	1,601,041
Sega Sammy Holdings, Inc.	37,400	467,521
Seven & 1 Holdings Company, Ltd.	30,275	885,687
Shionogi & Company, Ltd.	121,500	2,153,385
Sony Corporation	83,600	4,651,321
Sony Financial Holdings, Inc.	109	417,670
Square Enix Company, Ltd.	39,000	1,196,931
Sumitomo Mitsui Financial Group, Inc.	209	1,569,821
Toyota Motor Corporation	32,000	1,734,464

		60,099,076

Jersey - 0.1%
Experian Group, Ltd.	86,802	681,899

Marshall Islands - 0.7%
Diana Shipping, Inc.	54,900	1,727,154
Quintana Maritime, Ltd.	81,200	1,865,976

		3,593,130

Mexico - 1.0%
Fomento Economico Mexicano, S.A.B. de C.V. *	522,400	1,999,104
Grupo Modelo, S.A. de C.V. (CI.C)	240,600	1,146,271
Grupo Televisa S.A. ADR	108,332	2,575,052

		5,720,427

Netherlands - 2.3%
European Aeronautic Defence and Space Company N.V.	87,080	2,775,322
Koninklijke (Royal) Philips Electronics N.V.	79,800	3,439,223
TNT N.V.	34,400	1,418,790
Wavin N.V. *	361,778	4,817,016

		12,450,351

Norway - 0.3%
Tandberg ASA	71,100	1,485,285

Panama - 0.6%
Carnival Corporation	71,200	3,167,688

Republic of Korea - 0.7%
Samsung Electronics Company, Ltd.*	2,352	1,396,905
SK Telecom Company, Ltd. ADR	86,180	2,571,611

		3,968,516

Singapore - 2.6%
Neptune Orient Lines, Ltd.	763,500	2,071,388
Singapore Airlines, Ltd.	531,400	6,408,363
Singapore Press Holdings, Ltd.	1,847,400	5,768,318

		14,248,069

Spain - 0.9%
Gestevision Telecinco S.A.	84,422	2,158,156

	Shares	Value
COMMON STOCK (continued)
Spain (continued)
Inditex S.A.	42,900	$2,631,810

		4,789,966

Sweden - 3.2%
Assa Abloy AB	144,400	2,898,275
Hennes & Mauritz AB (CI.B)	80,100	4,875,760
Investor AB (CI.B) (1)	91,607	2,083,104
Telefonaktiebolaget LM Ericsson (CI.B)	3,259,600	7,654,224

		17,511,363

Switzerland - 1.6%
Actelion, Ltd. *	31,315	1,438,420
Basilea Pharmaceutica *	1,508	293,442
Credit Suisse Group	63,959	3,843,805
Roche Holding AG	18,821	3,248,809

		8,824,476

Taiwan - 0.9%
MediaTek, Inc.	199,260	2,586,595
Taiwan Semiconductor Manufacturing Company, Ltd. ADR	226,304	2,253,988

		4,840,583

Thailand - 0.3%
PTT Aromatics & Refining PCL *	1,425,676	1,819,788

United Kingdom - 8.1%
3i Group plc (1)	32,320	643,254
BP plc ADR	30,875	2,259,124
Burberry Group plc	94,134	1,066,709
Cadbury Schweppes plc	211,575	2,609,754
Diageo plc	65,856	1,412,742
Enterprise Inns plc	302,570	2,917,822
Game Group plc	1,099,039	5,468,453
HSBC Holdings plc	147,571	2,492,606
Next plc	50,155	1,611,894
Pearson plc	76,770	1,119,261
Prudential plc	174,136	2,462,704
Reckitt Benckiser Group plc	60,923	3,521,421
Royal Bank of Scotland Group plc	337,340	2,975,051
Smith & Nephew plc	116,583	1,343,095
Tesco plc	281,414	2,664,895
Thomas Cook Group plc *	382,785	2,146,014
Vodafone Group plc	1,733,227	6,465,389
WPP Group plc	97,430	1,251,137

		44,431,325

United States - 39.4%
3M Company	32,600	2,748,832
Acadia Pharmaceuticals, Inc. *	21,500	238,005
Adobe Systems, Inc. *	77,300	3,303,029
Advanced Micro Devices, Inc. *	167,400	1,255,500
Aflac, Inc.	33,400	2,091,842
AGL Resources, Inc.	54,480	2,050,627

33	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series D (Global Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
United States (continued)
Alberto-Culver Company	110,700	$2,716,578
Altera Corporation	84,000	1,622,880
Altria Group, Inc.	187,400	14,163,692
American International Group, Inc.	44,200	2,576,860
AMERIGROUP Corporation *	61,340	2,235,843
Amgen, Inc. *	29,200	1,356,048
Anadarko Petroleum Corporation	105,190	6,909,931
AT&T, Inc.	168,600	7,007,016
Automatic Data Processing, Inc.	69,000	3,072,570
Baxter International, Inc.	37,000	2,147,850
Boeing Company	14,600	1,276,916
Charles River Laboratories International, Inc. *	37,470	2,465,526
Chevron Corporation	24,954	2,328,957
Cisco Systems, Inc. *	44,600	1,207,322
Citizens Communications Company	429,580	5,468,553
Coach, Inc. *	20,600	629,948
Colgate-Palmolive Company	31,500	2,455,740
Corning, Inc.	129,400	3,104,306
Cree, Inc. *	59,000	1,620,730
Darden Restaurants, Inc.	52,500	1,454,775
DRS Technologies, Inc.	26,600	1,443,582
eBay, Inc. *	129,000	4,281,510
Embarq Corporation	35,840	1,775,155
EMCOR Group, Inc. *	168,720	3,986,854
Emerson Electric Company	60,400	3,422,264
Express Scripts, Inc. *	10,230	746,790
Genentech, Inc. *	13,500	905,445
Gilead Sciences, Inc. *	93,840	4,317,578
Gymboree Corporation *	35,560	1,083,158
Hershey Company	53,600	2,111,840
Hewlett-Packard Company	133,600	6,744,128
Hospira, Inc. *	7,400	315,536
Humana, Inc. *	27,650	2,082,321
Idearc, Inc.	40,880	717,853
Integrys Energy Group, Inc.	27,100	1,400,799
InterMune, Inc. *	19,600	261,268
International Game Technology	40,000	1,757,200
Intuit, Inc. *	96,600	3,053,526
Invitrogen Corporation *	25,250	2,358,602
Johnson & Johnson	113,070	7,541,769
Juniper Networks, Inc. *	143,600	4,767,520
Kinetic Concepts, Inc. *	57,410	3,074,880
Linear Technology Corporation	34,700	1,104,501
Lockheed Martin Corporation	89,070	9,375,508
Longs Drug Stores Corporation	26,100	1,226,700
Marvel Entertainment, Inc. *	224,010	5,983,307
Maxim Integrated Products, Inc.	77,500	2,052,200
McDonald’s Corporation	39,100	2,303,381
McKesson Corporation	108,660	7,118,317

	Shares	Value
COMMON STOCK (continued)
United States (continued)
Merck & Company, Inc.	36,300	$2,109,393
Microsoft Corporation	141,700	5,044,520
Molina Healthcare, Inc. *	41,100	1,590,570
Nektar Therapeutics *	21,368	143,379
Northern Trust Corporation	39,600	3,032,568
Northrop Grumman Corporation	18,300	1,439,112
OSI Pharmaceuticals, Inc. *	50,470	2,448,300
Pepco Holdings, Inc.	70,820	2,077,151
Pharmion Corporation *	6,300	396,018
Praxair, Inc.	10,400	922,584
RadioShack Corporation	117,970	1,988,974
Raytheon Company	30,100	1,827,070
Regeneron Pharmaceuticals, Inc. *	12,500	301,875
Seattle Genetics, Inc. *	29,400	335,160
Shuffle Master, Inc. *	21,000	251,790
Sirius Satellite Radio, Inc. *	656,800	1,990,104
Theravance, Inc. *	20,000	390,000
Tiffany & Company	54,700	2,517,841
Trinity Industries, Inc.	115,520	3,206,835
Unisource Energy Corporation	48,000	1,514,400
United Parcel Service, Inc. (CI.B)	9,200	650,624
Wabtec Corporation	145,740	5,019,286
Wal-Mart Stores, Inc.	99,980	4,752,049
Walt Disney Company	84,400	2,724,432
Whiting Petroleum Corporation *	66,210	3,817,669
Xilinx, Inc.	56,200	1,229,094

		216,544,166

TOTAL COMMON STOCK (Cost $463,859,709)		$536,749,021

PREFERRED STOCK - 0.5%
Germany - 0.5%
Bayerische Motoren Werke AG	14,226	753,929
Porsche Automobil Holding SE	1,030	2,084,045

		2,837,974

TOTAL PREFERRED STOCK (Cost $992,675)		$2,837,974

	Principal Amount	Value
REPURCHASE AGREEMENT - 0.5%
State Street, 1.75%, dated 12/31/07, matures 1/02/08; repurchase amount $2,614,126 (Collateralized by FNMA, 8/15/08 with a value of $2,666,388)	$2,613,872	$2,613,872

TOTAL REPURCHASE AGREEMENT (Cost $2,613,872)		$2,613,872

SHORT TERM INVESTMENTS - 0.5%
State Street GA Prime Money Market Fund	$2,924,229	$2,924,229

34	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series D (Global Series)
December 31, 2007 - continued

	Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
State Street Treasury Money Market Fund	$1,781	$1,781

TOTAL SHORT TERM INVESTMENTS		$2,926,010
(Cost $2,926,010)
Total Investments (SBL D Fund)		$545,218,117
(Cost $470,454,126) - 99.1%
Other Assets in Excess of Liabilities - 0.9%		4.958.694

TOTAL NET ASSETS - 100.0%		$550,176,811

INVESTMENT CONCENTRATION
At December 31, 2007, the investment diversification of the fund was as follows:

Industry	% of Net Assets	Value

Diversified Banks	5.0%	$27,207,632
Integrated Telecommunication Services	4.5	24,859,501
Communications Equipment	4.4	23,796,724
Aerospace & Defense	3.8	20,792,033
Pharmaceuticals	3.8	20,749,619
Semiconductors	2.7	15,122,392
Tobacco	2.6	14,163,692
Wireless Telecommunication Services	2.6	14,109,841
Industrial Conglomerates	2.3	13,100,931
Construction & Engineering	2.4	12,996,483
Biotechnology	2.4	12,927,142
Integrated Oil & Gas	2.1	12,208,667
Oil & Gas Exploration & Production	2.0	10,727,599
Construction & Farm Machinery & Heavy Trucks	1.9	10,142,808
Application Software	1.7	9,668,919
Automobile Manufacturers	1.6	9,196,553
Broadcasting & Cable TV	1.7	9,045,044
Real Estate Management & Development	1.6	8,815,357
Movies & Entertainment	1.6	8,707,739
Apparel Retail	1.6	8,590,728
Home Entertainment Software	1.5	8,488,182
Publishing	1.4	7,605,432
Household Products	1.3	7,520,033
Electronic Equipment Manufacturers	1.4	7,519,379
Computer & Electronics Retail	1.4	7,457,427
IT Consulting & Other Services	1.3	7,453,680
Marine	1.4	7,265,614
Health Care Distributors	1.3	7,118,317
Property & Casualty Insurance	1.3	7,102,313
Apparel, Accessories & Luxury Goods	1.2	7,013,853
Health Care Equipment	1.3	6,881,362
Computer Hardware	1.2	6,744,128
Restaurants	1.2	6,675,978

Airlines	1.1	6,408,363
Regional Banks	1.2	6,343,991
Electric Utilities	1.2	6,227,460
Multi-Line Insurance	1.2	6,149,088
Managed Health Care	1.1	5,908,734
Hotels, Resorts & Cruise Lines	1.0	5,313,702
Computer Storage & Peripherals	1.0	5,236,170
Fertilizers & Agricultural Chemicals	0.9	5,194,449
Systems Software	0.9	5,044,520
Life & Health Insurance	1.0	4,972,215
Life Sciences Tools & Services	0.8	4,967,507
Personal Products	0.9	4,786,567
Hypermarkets & Super Centers	0.9	4,752,049
Packaged Foods & Meats	0.9	4,721,594
Consumer Electronics	0.9	4,651,321
Internet Software & Services	0.8	4,281,510
Retail REIT’s	0.8	4,214,858
Diversified Capital Markets	0.7	3,843,805
Asset Management & Custody Banks	0.6	3,675,822
Food Retail	0.7	3,550,582
Oil & Gas Drilling	0.6	3,535,216
Electrical Components & Equipment	0.6	3,422,264
Brewers	0.5	3,117,780
Data Processing & Outsourced Services	0.6	3,072,570
Money Markets	0.5	2,926,010
Building Products	0.5	2,898,275
Oil & Gas Equipment & Services	0.5	2,854,894
Repurchase Agreements	0.5	2,613,872
Specialty Stores	0.4	2,517,841
Diversified Commercial & Professional Services	0.4	2,282,940
Casinos & Gaming	0.3	2,144,081
Specialty Chemicals	0.4	2,143,388
Multi-Sector Holdings	0.4	2,083,104
Air Freight & Logistics	0.4	2,069,414
Gas Utilities	0.4	2,050,627
Soft Drinks	0.4	1,999,104
Airport Services	0.4	1,944,120
Trucking	0.3	1,886,104
Oil & Gas Refining & Marketing	0.3	1,819,788
Department Stores	0.3	1,611,894
Distillers & Vintners	0.3	1,412,741
Multi-Utilities	0.2	1,400,799
Consumer Finance	0.2	1,359,268
Specialized Finance	0.2	1,318,326
Office Electronics	0.2	1,290,312
Advertising	0.2	1,251,137
Drug Retail	0.2	1,226,700
Footwear	0.2	1,179,385
Industrial Gases	0.2	922,584

35	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series D (Global Series)
December 31, 2007 - continued

Heavy Electrical Equipment	0.1	796,590
Health Care Services	0.1	746,790
Industrial Machinery	0.1	742,029
Leisure Products	0.1	467,521
Rights	0.0	91,240

Total Investments	99.1	545,218,117
Other Assets and Liabilities, Net	0.9	4,958,694

Net Assets	100%	$550,176,811

Footnotes

Percentages are stated as a percent of net assets. For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $472,523,734.

*	- Non-income producing security
1	- Security is a PFIC (Passive Foreign Investment Company)

Glossary:

ADR	- American Depositary Receipt
PCL	- Public Company Limited
plc	- Public Limited Company
REIT	- Real Estate Investment Trust

See notes to financial statements.

36	The accompanying notes are an integral part of the financial statements

Series D
(Global Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$545,218,117
Cash	6,320
Cash denominated in a foreign currency, at value**	457,543
Receivables:
Fund shares sold	738,113
Securities sold	4,332,626
Interest	21,631
Dividends	690,710
Foreign taxes recoverable	122,683
Prepaid expenses	9,912

Total assets	551,597,655

Liabilities:
Payable for:
Fund shares redeemed	731,596
Management fees	469,721
Administration fees	74,058
Transfer agent/maintenance fees	2,083
Custodian fees	46,468
Directors’ fees	9,000
Professional fees	53,800
Other fees	34,118

Total liabilities	1,420,844

Net assets	$550,176,811

Net assets consist of:
Paid in capital	$328,935,648
Undistributed net investment income	2,748,317
Undistributed net realized gain on sale of investments and foreign currency transactions	143,710,236
Net unrealized appreciation in value of investments and translation of assets and liabilities in foreign currencies	74,782,610

Net assets	$550,176,811

Capital shares authorized	unlimited
Capital shares outstanding	45,818,150
Net asset value per share (net assets divided by shares outstanding)	$12.01

*Investments, at cost	$470,454,126
**Cash denominated in a foreign currency, at cost	454,554

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign withholding tax $775,102 )	$10,752,059
Interest	189,930

Total investment income	10,941,989

Expenses:
Management fees	5,683,772
Administration fees	868,728
Transfer agent/maintenance fees	25,281
Custodian fees	331,585
Directors’ fees	36,405
Professional fees	85,622
Reports to shareholders	71,379
Other	52,032

Total expenses	7,154,804
Less:
Earnings credits applied	(2,450)

Net expenses	7,152,354

Net investment income	3,789,635

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	146,661,867
Foreign currency transactions	(761,306)

Net realized gain	145,900,561

Net unrealized appreciation (depreciation) during the year on:
Investments	(102,398,085)
Translation of assets and liabilities in foreign currencies	(17,376)

Net unrealized depreciation	(102,415,461)

Net realized and unrealized gain	43,485,100

Net increase in net assets resulting from operations	$47,274,735

37	The accompanying notes are an integral part of the financial statements

Series D
Statement of Changes in Net Assets	(Global Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$3,789,635	$1,730,545
Net realized gain during the year on investments and foreign currency transactions	145,900,561	45,668,788
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	(102,415,461)	39,218,745

Net increase in net assets resulting from operations	47,274,735	86,618,078

Capital share transactions:
Proceeds from sale of shares	145,821,140	160,312,177
Cost of shares redeemed	(213,924,666)	(192,137,583)

Net decrease from capital share transactions	(68,103,526)	(31,825,406)

Net increase (decrease) in net assets	(20,828,791)	54,792,672

Net assets:
Beginning of year	571,005,602	516,212,930

End of year	$550,176,811	$571,005,602

Undistributed net investment income at end of year	$2,748,317	$709,006

Capital share activity:
Shares sold	12,428,028	16,063,388
Shares redeemed	(18,362,297)	(19,215,494)

Total capital share activity	(5,934,269)	(3,152,106)

38	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series D
Selected data for each share of capital stock outstanding throughout each year	(Global Series)

	2007[a]	2006	2005	2004	Year Ended December 31, 2003[b]

Per Share Data
Net asset value, beginning of period	$11.03	$9.40	$8.28	$6.97	$4.87

Income (loss) from investment operations:
Net investment income[c]	0.08	0.03	0.03	0.03	0.03
Net gain on securities (realized and unrealized)	0.90	1.60	1.09	1.28	2.09

Total from investment operations	0.98	1.63	1.12	1.31	2.12

Less distributions:
Dividends from net investment income	–	–	–	–	(0.02)

Total distributions	–	–	–	–	(0.02)

Net asset value, end of period	$12.01	$11.03	$9.40	$8.28	$6.97

Total Return[d]	8.88%	17.34%	13.53%	18.79%	43.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$550,177	$571,006	$516,213	$466,577	$427,609

Ratios to average net assets:
Net investment income	0.67%	0.32%	0.30%	0.37%	0.44%
Total expenses[e]	1.26%	1.24%	1.24%	1.23%	1.25%
Net expenses[f]	1.26%	1.24%	1.24%	1.23%	1.25%
Net expenses prior to custodian earnings credits and net of expense waivers	1.26%	1.24%	1.24%	1.23%	1.25%

Portfolio turnover rate	115%	23%	33%	28%	44%

a Security Global Investors, LLC (SGI) became sub-advisor of 50% of Series D effective August 1, 2007. OppenheimerFunds sub-advises the remaining 50%. Prior to August 1, 2007, OppenheimerFunds sub-advised the entire Series.

b The financial highlights for Series D exclude the historical financial highlights of Series I. The assets of Series I were acquired by Series D on October 3, 2003.

c Net investment income (loss) was computed using average shares outstanding throughout the period.

d Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

e Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

f Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

39	The accompanying notes are an integral part of the financial statements

Managers’ Commentary	Series E
February 15, 2008	(Diversified Income Series)

Adviser, Security Global Investors

To Our Shareholders:

Series E of the SBL Fund - Diversified Income Series earned a return of 2.91% for the year ended December 31, 2007, which lagged the benchmark Lehman Brothers Aggregate Index return of 6.97% and the median return of its peer group of 6.03% for the same period.

The Series’ will primarily invest in a diversified portfolio of investment grade debt securities and maintain a dollar-weighted average duration of 3 to 10 years. The Series’ investment approach uses a bottom-up process in selecting asset classes and securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, cash flow, position in its market, capital structure, and general economic and market factors. Relative value analysis includes earnings growth, profitability trends, the issuer’s financial strength, and valuation analysis. Relative valuation also compares the credit risk and yield of a security to that of other securities of the same or another asset class.

Composition of Portfolio Assets

The portfolio composition is overweight in corporate bonds and mortgage-backed securities and underweighted in Treasury and Agency issues relative to the benchmark. At the end of the year, the Series held 39% in corporate issues, 13% in mortgage-backed securities, 38% in U.S. Treasury and Government agencies, and 6% in cash. Other securities, such as asset-backed securities and preferred stocks, constituted 4% of the portfolio.

Series Performance

The dominant theme in 2007 was the sub-prime mortgage effect throughout the financial system and securities markets. The turning point in the year was in June with an abrupt deterioration in credit markets as the sub-prime mortgage concerns began to unfold. The credit crunch worsened in August as the extent of the crisis became more apparent.

In response to sub-prime concerns, there was a flight-to-quality, which rallied Treasury securities while corporate credit and asset-backed securities underperformed. The Series was overweight in corporate credit and underweight in Treasury and Agency issues, which negatively impacted performance in 2007. Traditionally, the majority of return for fixed income securities is generated through the coupon income. For this reason, the Series will generally invest in high quality asset classes that generate more yield than U.S. Treasury securities. In years such as 2007, when there is a shock to the financial system and concerns of an economic slow down, the sectors that generate more income will underperform. Historically, the strategy of overweighting the higher income asset classes will drive outperformance over the long term.

Earlier in the year, the Series owned large bank and brokerage corporate credit in an effort to avoid the considerable leveraged buyout (LBO) activity. LBO’s are negative for debt holders because the buyer funds their purchase of the company by having the company issue significant amounts of debt, which negatively impacts corporate credit quality and valuations. Financial companies generally are safe from LBO’s because they must maintain stronger credit quality. As the sub-prime crisis materialized, financial companies underperformed as many surprised the market with their exposure to sub-prime and investors moved out of the sector due to concerns about future losses. The financial corporate bond securities in the portfolio are primarily large diversified financial institutions, which the team continues to believe have the ability to repay all their obligations.

Sub-prime fears and uncertainty negatively affected all non-Treasury related securities. The Series’ largest detractor was caught in the mortgage market turmoil. The Series held a CDO asset backed by sub-prime collateral. While still rated AAA, the security was written down by the Series almost completely due to complete lack of liquidity in the market, making it difficult to price. Eventually, liquidity will return to the market and the security should recover some of its value.

2008 Market Outlook

The upcoming year provides a challenging economic environment. Concerns regarding a potential recession continue to increase as economic data for the 4th quarter was

40

Managers’ Commentary	Series E
February 15, 2008	(Diversified Income Series)

relatively weak. The housing market shows no signs of a recovery and continues to be a significant drag on GDP growth. Consumer spending has started to slow as we witnessed the weakest holiday season since 2002 and unemployment has started to move up. Commodity prices also remain high, which could negatively affect consumers’ disposable income. With this background, 2008 will be a challenging year for the consumer and fixed income portfolio managers.

The Federal Reserve has moved aggressively to reduce interest rates and the government is considering fiscal stimulus. While we do not believe all these actions can make the worlds sub-prime problems disappear, it could help to soften the blow and the duration of an economic slow down. Valuations in the credit sectors are reflecting a very negative economic environment and we will look to slowly add high quality securities throughout the year, as we believe the risk/return is now very appealing in some securities. If you review historic trading levels, corporate bonds are now trading as if we are in a recession. We do not pretend to be able to predict the end of the current negative environment, but we believe, at current levels, these securities represent good long-term value and could generate significant income in 2008.

We expect the sub-prime issue to continue to be an ongoing concern through the first half of the year until visibility becomes clearer as to where the bottom will be, at which point the second half of the year will be a period of correction and adjustment. The effects of the Federal Reserve rate reductions and a fiscal stimulus injection by Congress should bolster the second half of the year.

We will continue to monitor the economic and market conditions and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in Series E - Diversified Income Series.

We recognize there are many investment fund alternatives available today and appreciate the confidence you place in us.

Sincerely,

Steven M. Bowser and Christopher L. Phalen
Portfolio Managers

41

Series E
Performance Summary	(Diversified Income Series)
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series E (Diversified Income Series) on December 31, 1997 and reflects the fees and expenses of Series E. The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasur y and agency issues, corporate bond issues, asset-backed, commercial mor tgage-backed and mortgage-backed securities and Yankee issues.

Portfolio Composition by Quality Ratings (Based on Standard and Poor’s Ratings)
AAA	54.00%
AA	3.93
A	12.60
BBB	14.76
BB	5.63
Preferred Stock	2.66
Commercial Paper	5.50
Repurchase Agreement	0.20
Other Assets in Excess of Liabilities	0.72
Total Net Assets	100.00%

Average Annual Returns

Periods Ended 12-31-071	1 Year	5 Years	10 Years

Series E	2.91%	3.11%	4.42%

[1]   Per formance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The per formance data quoted above represents past per formance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

42	The accompanying notes are an integral part of the financial statements

Series E
Performance Summary	(Diversified Income Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]

Series E (Diversified Income Series)
Actual	$1,000.00	$1,021.49	$3.92
Hypothetical	1,000.00	1,021.32	3.92

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was 2.15%.

2 Expenses are equal to the Series annualized expense ratio of 0.76%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

43

Schedule of Investments	Series E (Diversified Income Series)
December 31, 2007

	Principal Amount	Value
CORPORATE BOND - 38.5%
Automotive - 2.1%
GMAC LLC
6.034%, 2008 (1)(2)	$2,600,000	$2,511,779

Banking - 4.7%
BankBoston Capital Trust IV 5.746%, 2028 (1)(2)	1,200,000	1,102,549
BOI Capital Funding No. 2, LP 5.571%, 2049 (2)(3)(4)	650,000	561,457
Chase Capital III 5.674%, 2027 (1)(2)	1,200,000	1,086,195
Rabobank Capital Funding II 5.26%, 2049 (1)(2)(3)(4)	1,200,000	1,118,016
Standard Chartered plc 6.409%, 2049 (1)(2)(3)(4)	1,750,000	1,584,980
US Central Federal Credit Union 2.70%, 2009	227,273	224,375

		5,677,572

Building Materials - 1.3%
Cemex 6.64%, 2049 (2)(3)(4)	1,000,000	947,640
CRH America, Inc. 6.95%, 2012	600,000	634,447

		1,582,087

Chemicals - 0.6%
PPG Industries, Inc. 7.40%, 2019	650,000	741,167

Electric - 3.4%
Arizona Public Service Company 6.38%, 2011	600,000	620,759
Cincinnati Gas & Electric 5.70%, 2012	600,000	623,725
East Coast Power LLC 6.74%, 2008	12,593	12,639
7.07%, 2012	140,867	146,128
Kansas Gas & Electric 5.65%, 2021	639,044	641,779
Oncor Electric Delivery Company 6.38%, 2015	600,000	614,324
Pennsylvania Electric Company 6.05%, 2017 (3)(4)	650,000	646,000
WPS Resources Corporation 6.11%, 2066 (2)	900,000	828,793

		4,134,147

Financial - Other - 2.5%
Berkshire Hathaway Finance Corporation 4.75%, 2012 (1)	1,800,000	1,822,567
Willis North America, Inc. 5.63%, 2015 (1)	1,200,000	1,168,970

		2,991,537

	Principal Amount	Value
CORPORATE BOND (continued)
Financial Companies - Captive - 1.4%
CIT Group Funding Company of Canada 4.65%, 2010 (1)	$1,800,000	$1,711,838

Financial Companies - Noncaptive Consumer - 3.5%
Nelnet, Inc. 7.40%, 2036 (1)(2)	2,500,000	2,401,728
Residential Capital LLC 8.544%, 2009 (1)(2)(3)(4)	3,000,000	1,477,500
8.00%, 2012	650,000	399,750

		4,278,978

Financial Companies - Noncaptive Diversified - 0.5%
General Electric Capital Corporation 5.88%, 2012	600,000	625,142

Food & Beverage - 1.0%
General Mills, Inc. 5.70%, 2017 (1)	1,200,000	1,184,839

Healthcare - 0.5%
Anthem, Inc. 6.80%, 2012	600,000	654,935

Independent Energy - 0.5%
Devon Financing Corporation ULC 6.88%, 2011	600,000	642,535

Insurance - Life - 2.7%
AIG SunAmerica Global Financing X 6.90%, 2032 (1)(3)(4)	1,200,000	1,318,841
Lincoln National Corporation 7.00%, 2066 (1)(2)	2,000,000	2,008,046

		3,326,887

Insurance - Properly & Casually - 1.3%
Nationwide Mutual Insurance Company 8.25%, 2031 (3)(4)	650,000	817,810
Navigators Group, Inc. 7.00%, 2016	700,000	744,794

		1,562,604

Integrated Energy - 1.7%
Petrobras International Finance Company 6.125%, 2016 (1)	2,000,000	2,040,000

Media - Cable - 0.4%
Jones Intercable, Inc. 7.63%, 2008	500,000	502,951

Metals & Mining - 0.5%
United States Steel Corporation 6.05%, 2017	650,000	610,891

44	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series E (Diversified Income Series)
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Natural Gas Pipelines - 0.2%
Express Pipeline, LP 6.47%, 2013 (3)(4)	$285,600	$300,977

Pharmaceuticals - 1.5%
AstraZeneca plc 5.90%, 2017 (1)	1,750,000	1,837,596

Railroads - 1.0%
Canadian National Railway Company 6.25%, 2034 (1)	1,200,000	1,210,510

REIT’s - 2.2%
Hospitality Properties Trust 6.70%, 2018 (1)	1,500,000	1,481,409
Reckson Operating Partnership, LP 5.15%, 2011 (1)	1,200,000	1,209,617

		2,691,026

Technology - 0.5%
Science Applications International Corporation 7.13%, 2032	600,000	633,466

Telecommunications - Wireless - 1.0%
Nextel Communications, Inc. 6.88%, 2013 (1)	1,200,000	1,182,146

Transportation Services - 0.5%
TTX Company 4.90%, 2015 (3)(4)	650,000	657,415

U.S. Banking - 0.5%
PartnerRe Finance II 6.44%, 2066 (2)	650,000	571,732

Utility - Other - 2.5%
American Water Capital Corporation 6.085%, 2017 (1)(3)	3,000,000	2,989,899

TOTAL CORPORATE BOND (Cost $49,167,122)		$46,854,656

PREFERRED STOCK - 2.7%
Insurance - Life - 0.9%
WoodBourne Pass-Through Trust 5.343%, 2008 (1)(3)(4)	12	1,149,750

Property & Casualty Insurance - 0.9%
Aspen Insurance Holdings, Ltd. 7.401%, 2017 (1)	48,000	1,048,800

Thrifts & Mortgage Finance - 0.9%
Federal Home Loan Mortgage Corporation 8.375%, 2012	16,000	418,400
Federal National Mortgage Association 8.25%, 2010	24,000	618,000

		1,036,400

TOTAL PREFERRED STOCK (Cost $3,423,796)		$3,234,950

	Principal Amount	Value
MORTGAGE BACKED SECURITIES - 47.2%
Other Non-Agency - 13.1%
CMO’s - 13.1%
Chase Commercial Mortgage Securities Corporation 1998-1, 6.56% - 2030	$500,000	$500,743
Chase Mortgage Finance Corporation 2005-A1 2A2, 5.237% - 2035 (1)(2)	1,924,068	1,917,335
Chaseflex Trust 2006-1, 5.935% - 2036 (1)(2)	3,000,000	2,954,682
Homebanc Mortgage Trust 2006-1, 6.02% - 2037 (1)(2)	1,768,214	1,812,596
JP Morgan Alternative Loan Trust 2006-S2, 5.81% - 2036 (1)	3,007,000	2,997,458
2006-S3, 6.00% - 2036 (1)	3,000,000	2,982,142
JP Morgan Mortgage Trust 2006-A3, 5.308% - 2036 (1)(2)	1,403,212	1,402,428
Washington Mutual, Inc. 2005-AR16 1A1, 5.102% - 2035 (1)(2)	1,457,123	1,450,268

		16,017,652

U.S. Government Sponsored Agencies -29.5%
CMO’s - 1.3%
Federal Home Loan Mortgage Corporation FHR 2520 AG, 5.00% - 2016 (1)	1,625,450	1,627,540
FHR 188 H, 7.00% - 2021	1,694	1,686
Federal National Mortgage Association
FNR 1990-68 J, 6.95% - 2020	3,972	4,195
FNR 1990-103 K, 7.50% - 2020	1,243	1,283

		1,634,704

Pass-Thru’s -28.2%
Federal Home Loan Mortgage Corporation
#E01378, 5.00% - 2018 (1)	1,685,828	1,689,964
#E01488, 5.00% - 2018 (1)	1,525,390	1,529,147
#E01538, 5.00% - 2018 (1)	1,549,810	1,553,628
#C44050, 7.00% - 2030	44,648	46,920
#C01079, 7.50% - 2030	19,430	20,752
#C01172, 6.50% - 2031	64,065	65,856
#C01210, 6.50% - 2031	79,605	82,320
#C50964, 6.50% - 2031	81,655	83,938
#C50967, 6.50% - 2031	15,157	15,674
#C01277, 7.00% - 2031	106,327	110,510
#C01292, 6.00% - 2032	339,011	345,612
#C62801, 6.00% - 2032	139,098	141,806
#C01287, 6.50% - 2032	185,228	190,405
#A16943, 6.00% - 2033 (1)	1,042,367	1,060,126
#A17903, 6.00% - 2034 (1)	1,255,855	1,276,531
Federal National Mortgage Association
#254473, 5.50% - 2017 (1)	1,443,837	1,465,667
#720714, 4.50% - 2018 (1)	1,532,614	1,507,974
#555549, 5.00% - 2018 (1)	1,769,344	1,770,586

45	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series E (Diversified Income Series)
December 31, 2007 - continued

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
U.S. Government Sponsored Agencies (continued)
Pass-Thru's (continued)
Federal National Mortgage Association (continued)
#750465, 5.00% - 2018 (1)	$1,543,936	$1,547,796
#839353, 5.50% - 2018 (1)	1,035,442	1,050,275
#780952, 4.00% - 2019 (1)	2,032,798	1,949,836
#252806, 7.50% - 2029	63,757	68,156
#252874, 7.50% - 2029	22,840	24,416
#535277, 7.00% - 2030	32,857	34,181
#551262, 7.50% - 2030	13,753	14,679
#190307, 8.00% - 2030	25,199	26,903
#253356, 8.00% - 2030	30,717	32,794
#541735, 8.00% - 2030	39,492	42,162
#535838, 6.50% - 2031	61,160	62,869
#585348, 6.50% - 2031	54,697	56,226
#591381, 6.50% - 2031	100,677	103,491
#254477, 5.50% - 2032	897,175	896,010
#254198, 6.00% - 2032	334,056	339,245
#254377, 6.00% - 2032	550,933	561,284
#254478, 6.00% - 2032	257,950	262,796
#666750, 6.00% - 2032	606,109	615,523
#254346, 6.50% - 2032	148,230	152,373
#545691, 6.50% - 2032	221,063	227,242
#659790, 6.50% - 2032	225,178	232,791
#702879, 5.00% - 2033 (1)	1,244,486	1,216,116
#709805, 5.00% - 2033 (1)	1,766,291	1,726,027
#658077, 5.50% - 2033 (1)	1,138,393	1,140,419
#688328, 5.50% - 2033 (1)	1,018,385	1,019,140
#689108, 5.50% - 2033 (1)	1,025,504	1,027,329
#709748, 5.50% - 2033 (1)	1,631,982	1,634,888
#713971, 5.50%- 2033 (1)	1,682,375	1,683,622
#754903, 5.50% - 2033	962,962	960,272
#725033, 6.00% - 2034	693,073	705,195
#255554, 5.50% - 2035 (1)	1,885,449	1,885,553

		34,257,025

		35,891,729

U.S. Government Sponsored Securities - 4.6%
CMO's - 3.3%
Government National Mortgage Association
GNR 2006-23 A, 6.00%-2033 (1)	4,005,616	4,003,289

Pass-Thru's - 1.3%
Government National Mortgage Association
G2 181907, 9.50% - 2020	10,244	11,275
#301465, 9.00% - 2021	19,278	20,728
#305617, 9.00% - 2021	8,683	9,336

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
U.S. Government Sponsored Securities (continued)
Pass-Thru's (continued)
Government National Mortgage Association (continued)
#313107, 7.00% - 2022	$79,308	$82,923
#352022, 7.00% - 2023	58,651	61,324
#369303, 7.00% - 2023	104,045	108,787
#780454, 7.00% - 2026	92,836	97,067
G2 2445, 8.00% -2027	40,045	42,340
#462680, 7.00% - 2028	54,186	56,656
#482668, 7.00% - 2028	43,098	45,062
#518436, 7.25% - 2029	19,184	20,290
#494109, 7.50% - 2029	23,337	24,542
#510704, 7.50% - 2029	19,915	20,943
#781079, 7.50% - 2029	19,397	20,398
#479229, 8.00% - 2030	12,431	13,193
#479232, 8.00% - 2030	20,820	22,097
#508342, 8.00% - 2030	41,811	44,375
G2 2909, 8.00% -2030	20,725	21,913
#538285, 6.50% - 2031	65,069	67,209
#561561, 6.50% - 2031	132,138	136,999
#564472, 6.50% - 2031	197,930	205,211
#781414, 5.50% - 2032	306,862	309,126
#552324, 6.50% - 2032	122,373	126,397

		1,568,191

		5,571,480

TOTAL MORTGAGE BACKED SECURITIES (Cost $57,737,198)		$57,480,861

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 2.7%
Federal Home Loan Bank 4.24% - 2008 (1)	1,300,000	1,299,693
Federal Home Loan Mortgage Corporation 3.95% - 2008 (1)	1,000,000	999,781
Federal National Mortgage Association 6.63% - 2030	750,000	925,516

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES		$3,224,990
(Cost $3,102,018)

U.S. GOVERNMENT SECURITIES- 1.2%
U.S. Treasury Bill
3.10%, 2008	190,000	187,358
3.945%, 2008	100,000	98,923
U.S. Treasury Bonds 5.38%, 2031 (1)	1,000,000	1,126,641

TOTAL U.S. GOVERNMENT SECURITIES (Cost $1,387,330)		$1,412,922

46	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series E (Diversified Income Series)
December 31, 2007- continued

	Principal Amount	Value
ASSET BACKED SECURITIES - 1.3%
Home Equity Loans - 1.3%
Credit-Based Asset Servicing and Securitization LLC 2005-CB5, 5.125%, 2035 (1)(2)	$1,612,349	$1,548,883

Other - 0.0%
Squared CDO, Ltd. 2007-1A, 6.04%, 2057 (2)(3)(5)(6)	1,200,000	78,360
TOTAL ASSET BACKED SECURITIES (Cost $2,798,861)		$1,627,243
COMMERCIAL PAPER - 5.5%
Banking -2.2%
UBS Finance (DE) LLC 4.33%, 1/10/2008 (1)	1,300,000	1,298,593
Wells Fargo & Company, Inc. 4.25%, 1/2/2008 (1)	1,400,000	1,399,834

		2,698,427

Brokerage - 1.2%
Goldman Sachs Group, Inc. 5.25%, 1/7/2008 (1)	1,500,000	1,498,688

Electric - 1.3%
Florida Power & Light Company 4.25%, 1/8/2008 (1)	1,500,000	1,498,760

Financial Companies - Captive - 0.8%
International Lease Finance Company 4.38%, 1/4/2008	1,000,000	999,635
TOTAL COMMERCIAL PAPER (Cost $6,695,510)		$6,695,510
REPURCHASE AGREEMENT - 0.2%
United Missouri Bank, 3.61%, dated 12/31/07, matures 1/02/08; repurchase amount $243,049 (Collateralized by FHLB Discount Note, 1/12/08 with a value of $248,675)	$243,000	$243,000
TOTAL REPURCHASE AGREEMENT (Cost 243,000)		$243,000
Total Investments (SBL E Fund)		120,774,132
(Cost $124,554,835) - 99.3% Other Assets in Excess of Liabilities - 0.7%		878,308

TOTAL NET ASSETS - 100.0%		121,652,440

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $125,554,002.

1	-	Security is segregated as collateral for open futures contracts.
2	-	Variable rate security. Rate indicated is rate effective at December 31, 2007.
3	-	Security was acquired through a private placement.

4	-	Security is a 144A security. The total market value of 144A securities is $10,580,386 (cost $12,442,123), or 8.7% of total interests.
5	-	Security is deemed illiquid. The total market value of illiquid securities is$78,360 (cost $1,186,512), or 0.1% of total net assets.
6	-	Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $78,360, (cost $1,186,512) or 0.1% of total net assets.

Glossary:
FHLB	-	Federal Home Loan Bank
plc	-	Public Limited Company

See notes to financial statements.

47	The accompanying notes are an integral part of the financial statements

Series E
(Diversified Income Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$120,774,132
Cash	11,967
Receivables:
Fund shares sold	79,164
Interest	1,005,025
Dividends	25,497
Variation margin on futures	71,359
Prepaid expenses	2,870

Total assets	121,970,014

Liabilities:

Payable for:
Fund shares redeemed	206,043
Management fees	62,241
Administration fees	12,405
Transfer agent/maintenance fees	2,083
Custodian fees	4,800
Directors’ fees	1,700
Professional fees	16,100
Other fees	12,202

Total liabilities	317,574

Net assets	$121,652,440

Net assets consist of:
Paid in capital	$133,338,361
Undistributed net investment income	6,116,616
Accumulated net realized loss on sale of investments	(14,064,136)
Net unrealized depreciation in value of investments	(3,738,401)

Net assets	$121,652,440

Capital shares authorized	unlimited
Capital shares outstanding	9,843,585
Net asset value per share (net assets divided by shares outstanding)	$12.36

*Investments, at cost	$124,554,835

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends	$174,660
Interest	7,987,894

Total investment income	8,162,554

Expenses:
Management fees	1,080,906
Administration fees	146,504
Transfer agent/maintenance fees	25,247
Custodian fees	16,336
Directors’ fees	7,062
Professional fees	17,967
Reports to shareholders	13,252
Other	7,015

Total expenses	1,314,289
Less:
Expenses waived	(216,182)
Earnings credits applied	(208)

Net expenses	1,097,899

Net investment income	7,064,655

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(1,800,129)
Futures	810,056

Net realized loss	(990,073)

Net unrealized appreciation (depreciation)
during the year on:
Investments	(2,342,634)
Futures	146,151

Net unrealized depreciation	(2,196,483)

Net realized and unrealized loss	(3,186,556)

Net increase in net assets resulting from operations	$3,878,099

48	The accompanying notes are an integral part of the financial statements

Series E
Statement of Changes in Net Assets	(Diversified Income Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets from operations:
Net investment income	$7,064,655	$7,374,273
Net realized (loss) during the year on investments	(990,073)	(1,511,726)
Net unrealized depreciation during the year on investments	(2,196,483)	(286,787)

Net increase in net assets resulting from operations	3,878,099	5,575,760

Capital share transactions:
Proceeds from sale of shares	52,494,277	61,806,779
Cost of shares redeemed	(86,030,933)	(75,457,709)

Net decrease from capital share transactions	(33,536,656)	(13,650,930)

Net decrease in net assets	(29,658,557)	(8,075,170)

Net assets:
Beginning of year	151,310,997	159,386,167

End of year	$121,652,440	$151,310,997

Undistributed net investment income at end of year	$6,116,616	$6,546,424

Capital share activity:
Shares sold	4,315,924	5,337,585
Shares redeemed	(7,075,418)	(6,512,120)

Total capital share activity	(2,759,494)	(1,174,535)

49	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series E
Selected data for each share of capital stock outstanding throughout each year	(Diversified Income Series)

	2007	2006	2005	2004	Year Ended December 31, 2003

Per Share Data
Net asset value, beginning of period	$12.01	$11.57	$11.36	$11.04	$11.83

Income (loss) from investment operations:
Net investment income[a]	0.60	0.63	0.49	0.50	0.68
Net loss on securities (realized and unrealized)	(0.25)	(0.19)	(0.28)	(0.08)	(0.31)

Total from investment operations	0.35	0.44	0.21	0.42	0.37

Less distributions:
Dividends from net investment income	-	-	-	(0.10)	(1.16)

Total distributions	-	-	-	(0.10)	(1.16)

Net asset value, end of period	$12.36	$12.01	$11.57	$11.36	$11.04

Total Return[b]	2.91%	3.80%	1.85%	3.82%	3.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$121,652	$151,311	$159,386	$159,527	$159,472

Ratios to average net assets:
Net investment income	4.90%	4.67%	4.23%	4.42%	4.39%
Total expenses[c]	0.91%	0.93%	0.92%	0.89%	0.84%
Net expenses[d]	0.76%	0.78%	0.77%	0.75%	0.84%
Net expenses prior to custodian earnings credits and net of expense waivers	0.76%	0.78%	0.77%	0.75%	0.84%

Portfolio turnover rate	31%	64%	60%	39%	45%

a Net investment income (loss) was computed using average shares outstanding throughout the period.

b Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

50	The accompanying notes are an integral part of the financial statements

Manager’s Commentary	Series H
February 15, 2008	(Enhanced Index Series)

Subadviser, Northern Trust

To Our Shareholders:

For the year ended December 31, 2007, Series H of the SBL Fund—Enhanced Index Series returned 0.99%. Its benchmark, the S&P 500 Index, was up 5.49% (including dividends).

The U.S. equity market ended up for the fifth straight year in 2007. The year’s returns are not surprising at the surface but, when looked at more closely, exhibit very different characteristics from those of recent years. Growth significantly outperformed value as the market continued to reward companies with higher P/Es without regard for valuation. The second half of 2007 proved to be especially challenging for many equity managers, us included. The credit problems brought to light risks that had been mis-estimated by the market bringing turmoil and volatility.

Series Management Criteria

We believe that certain security characteristics tend to be rewarded in the market, and that building a portfolio that emphasizes these characteristics will lead to superior performance. The Series is structured to capture a combination of these characteristics, organized into four broad categories: valuation, momentum, profitability and management signals. A factor must be intuitive and have economic validity or we will not use it. These are similar to the fundamental criteria employed by traditional fundamental managers. We take a more disciplined approach on how to apply these fundamental criteria to selecting securities.

Series Performance

The Series underperformed the S&P 500 benchmark in 2007 by 3.67%. The characteristics that we emphasized in portfolios did not perform as expected. Book/Price is a good example. Splitting the S&P 500 into quintiles, the quintile with the lowest book/price (expensive relative to peers) outperformed the highest book/price (cheap relative to peers) by 25% (source: Factset Research Systems). Since the portfolios emphasize fundamental characteristics including value, they suffered in this market.

Momentum in stock returns and analyst revisions was the best performing factor in our model during the period. Our momentum and quality factors added value but not sufficient to compensate for value’s poor performance.

Our overweight to National Oilwell Varco, Inc., added value as it returned nearly 140% over the year. In this case, consistency of the fundamentals and good valuation were rewarded. Over the same time period, our underweight to Freddie Mac, benefitted us as it lost nearly 50% in value over the year. Apple, Inc., and Google, Inc., which returned over 50% each, detracted significant amounts as they scored poorly on our value metrics, yet were rewarded by the market.

The performance of the Series in 2007 was disappointing. While the market’s departure from emphasizing strong fundamentals at attractive prices might continue for a while, we believe that these characteristics are the best indicators of stock returns in the long run. We continue to believe that our investment approach is sound: rigorous research into identifying mispriced assets; a disciplined quantitative approach to structuring the portfolios; continuous risk analysis; and performance attribution. We remain confident and committed to our conviction that the best way to achieve investment success is through investing on the principles of discipline, research and the primacy of data over intuition. We recognize the most profitable time to maintain discipline is the hardest while the most ruinous time to abandon discipline is most tempting.

We express our gratitude to our shareholders for their confidence in the Series and assure them that we will continue to apply our disciplined, quantitative approach while adhering to our strict risk control process.

Sincerely,

Enhanced Index Team

51

Series H
Performance Summary	(Enhanced Index Series)
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on May 3, 1999 (date of inception) and reflects the fees and expenses of Series H. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

	1 Year	5 Years	Since Inception (5-3-99)
Periods Ended 12-31-07[1]
Series H	0.99%	11.47%	1.76%

[1]   Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector
Consumer Discretionary	8.04%
Consumer Staples	9.77
Energy	12.83
Financials	16.90
Health Care	11.97
Industrials	11.19
Information Technology	16.59
Materials	3.48
Telecommunication Services	3.55
Utilities	3.36
U.S. Government Sponsored Securities	0.17
Repurchase Agreement	0.75
Other Assets in Excess of Liabilities	1.40
Total Net Assets	100.00%

52	The accompanying notes are an integral part of the financial statements

Series H

Performance Summary	(Enhanced Index Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series H (Enhanced Index Series)
Actual	$1,000.00	$958.83	$3.46
Hypothetical	1,000.00	1,021.68	3.57

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was (4.12%).

2 Expenses are equal to the Series annualized expense ratio of 0.70%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

53

Schedule of Investments	Series H (Enhanced Index Series)
December 31, 2007

	Shares	Value
COMMON STOCK - 97.7%
Aerospace & Defense - 3.0%
Boeing Company	8,171	$714,636
L-3 Communications Holdings, Inc.	3,500	370,790
Lockheed Martin Corporation	4,847	510,195
Northrop Grumman Corporation	3,622	284,834
Raytheon Company	7,500	455,250
United Technologies Corporation	2,465	188,671

		2,524,376

Air Freight & Logistics - 0.7%
United Parcel Service, Inc. (CI.B)	8,293	586,481

Apparel, Accessories & Luxury Goods - 0.3%
V.F. Corporation	3,500	240,310

Application Software - 0.4%
Compuware Corporation *	34,600	307,248

Asset Management & Custody Banks - 0.6%
Ameriprise Financial, Inc.	6,633	365,544
Bank of New York Mellon Corporation	1,055	51,442
Janus Capital Group, Inc.	2,300	75,555

		492,541

Automobile Manufacturers - 0.1%
Ford Motor Company *	7,700	51,821

Automotive Retail - 0.1%
Autozone, Inc. *	400	47,964

Biotechnology - 1.0%
Amgen, Inc. *	842	39,103
Biogen Idee, Inc. *	4,200	239,064
Gilead Sciences, Inc. *	12,400	570,524

		848,691

Broadcasting & Cable TV - 0.6%
CBS Corporation (CI.B)	14,700	400,575
Comcast Corporation *	3,436	62,741

		463,316

Building Products - 0.1%
Masco Corporation	3,800	82,118

Communications Equipment - 2.5%
Cisco Systems, Inc. *	48,983	1,325,970
Juniper Networks, Inc. *	500	16,600
Qualcomm, Inc.	18,124	713,179

		2,055,749

Computer & Electronics Retail - 0.3%
RadioShack Corporation	17,500	295,050

Computer Hardware - 4.1%
Apple, Inc. *	4,946	979,704
Dell, Inc. *	4,176	102,354
Hewlett-Packard Company	22,236	1,122,473

	Shares	Value
COMMON STOCK (continued)
Computer Hardware (continued)
International Business Machines Corporation	11,416	$1,234,069

		3,438,600

Computer Storage & Peripherals - 0.1%
EMC Corporation *	1,900	35,207
SanDisk Corporation *	1,800	59,706

		94,913

Construction & Farm Machinery & Heavy Trucks - 0.7%
Caterpillar, Inc.	7,994	580,045

Consumer Finance - 0.5%
American Express Company	2,262	117,669
Capital One Financial Corporation	5,400	255,204
Discover Financial Services	1,346	20,298

		393,171

Data Processing & Outsourced Services - 0.9%
Automatic Data Processing, Inc.	9,800	436,394
Fidelity National Information Services, Inc.	8,000	332,720

		769,114

Distillers & Vintners - 0.1%
Brown-Forman Corporation	600	44,466

Diversified Banks - 1.5%
U.S. Bancorp	1,825	57,926
Wachovia Corporation	7,228	274,881
Wells Fargo & Company	30,538	921,942

		1,254,749

Diversified Chemicals - 1.5%
Dow Chemical Company	13,089	515,968
E.I. Du Pont de Nemours & Company	9,905	436,712
Hercules, Inc.	15,200	294,120

		1,246,800

Diversified Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc. (CI.B)	5,300	542,932

Drug Retail - 0.7%
CVS Caremark Corporation	14,400	572,400

Electric Utilities - 2.0%
Duke Energy Corporation	18,200	367,094
Edison International	7,478	399,101
Exelon Corporation	600	48,984
FirstEnergy Corporation	6,300	455,742
Progress Energy, Inc.	7,527	364,532

		1,635,453

54	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series H (Enhanced Index Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Electrical Components & Equipment - 0.7%
Cooper Industries, Ltd.	6,500	$343,720
Rockwell Automation, Inc.	3,847	265,289

		609,009

Electronic Equipment Manufacturers - 0.0%
Agilent Technologies, Inc. *	600	22,044

Electronic Manufacturing Services - 0.0%
Tyco Electronics, Ltd.	746	27,699

Environmental & Facilities Services - 0.7%
Allied Waste Industries, Inc. *	16,800	185,136
Waste Management, Inc.	11,673	381,357

		566,493

Fertilizers & Agricultural Chemicals - 0.1%
Monsanto Company	900	100,521

Food Retail - 0.9%
Kroger Company	15,600	416,676
Supervalu, Inc.	9,100	341,432

		758,108

Footwear - 0.3%
Nike, Inc. (CI.B)	4,200	269,808

General Merchandise Stores - 0.7%
Big Lots, Inc. *	18,900	302,211
Family Dollar Stores, Inc.	16,000	307,680

		609,891

Health Care Distributors - 0.5%
AmerisourceBergen Corporation	7,884	353,755
McKesson Corporation	1,100	72,061

		425,816

Health Care Equipment - 1.4%
Baxter International, Inc.	9,400	545,670
Covidien, Ltd.	9,600	425,184
Medtronic, Inc.	4,725	237,526

		1,208,380

Health Care Services - 0.0%
Medco Health Solutions, Inc. *	100	10,140

Home Improvement Retail - 0.5%
Home Depot, Inc.	2,076	55,927
Sherwin-Williams Company	5,600	325,024

		380,951

Household Appliances - 0.7%
Black & Decker Corporation	3,800	264,670
Stanley Works	6,300	305,424

		570,094

	Shares	Value
COMMON STOCK (continued)
Household Products - 2.3%
Clorox Company	2,600	$169,442
Procter & Gamble Company	23,629	1,734,841

		1,904,283

Hypermarkets & Super Centers - 1.0%
Wal-Mart Stores, Inc.	17,113	813,381

Independent Power Producers & Energy Traders - 0.0%
Dynegy, Inc. *	3,700	26,418

Industrial Conglomerates - 3.3%
3M Company	7,776	655,672
General Electric Company	57,669	2,137,790

		2,793,462

Industrial Machinery - 1.4%
Illinois Tool Works, Inc.	8,000	428,320
Ingersoll-Rand Company, Ltd.	7,900	367,113
Parker Hannifin Corporation	4,900	369,019

		1,164,452

Industrial REIT’s - 0.2%
Prologis	2,600	164,788

Integrated Oil & Gas - 8.6%
Chevron Corporation	16,768	1,564,958
ConocoPhillips	13,417	1,184,721
Exxon Mobil Corporation (1)	37,741	3,535,954
Marathon Oil Corporation	9,200	559,912
Occidental Petroleum Corporation	4,000	307,960

		7,153,505

Integrated Telecommunication Services - 3.4%
AT&T, Inc.	41,282	1,715,680
CenturyTel, Inc.	7,600	315,096
Qwest Communications International, Inc.	38,827	272,177
Verizon Communications, Inc.	11,842	517,377

		2,820,330

Internet Retail - 0.5%
Amazon.com, Inc. *	2,100	194,544
Expedia, Inc. *	8,400	265,608

		460,152

Internet Software & Services - 1.8% eBay, Inc. *	15,800	524,402
Google, Inc. *	1,375	950,785

		1,475,187

Investment Banking & Brokerage - 2.8%
Charles Schwab Corporation	17,500	447,125
Goldman Sachs Group, Inc.	3,936	846,437
Lehman Brothers Holdings, Inc.	7,900	516,976
Merrill Lynch & Company, Inc.	9,353	502,069

		2,312,607

55	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series H (Enhanced Index Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Leisure Products - 0.4%
Hasbro, Inc.	12,000	$306,960

Life & Health Insurance - 1.4%
MetLife, Inc.	9,364	577,010
Prudential Financial, Inc.	6,000	558,240

		1,135,250

Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc. *	7,700	444,136

Managed Health Care - 2.1%
Aetna, Inc.	3,300	190,509
Cigna Corporation	7,400	397,602
Humana, Inc. *	4,900	369,019
UnitedHealth Group, Inc.	3,320	193,224
WellPoint, Inc. *	6,584	577,614

		1,727,968

Metal & Glass Containers - 0.4%
Ball Corporation	7,000	315,000

Movies & Entertainment - 1.7%
News Corporation	794	16,269
Time Warner, Inc.	27,958	461,587
Viacom, Inc. (CI.B) *	6,700	294,264
Walt Disney Company	21,422	691,502

		1,463,622

Multi-Line Insurance - 1.2%
American International Group, Inc.	13,965	814,160
Genworth Financial, Inc.	6,665	169,624

		983,784

Multi-Utilities - 1.4%
PG&E Corporation	8,916	384,190
Public Service Enterprise Group, Inc.	4,600	451,904
Sempra Energy	5,000	309,400

		1,145,494

Office Electronics - 0.3%
Xerox Corporation	17,800	288,182

Oil & Gas Drilling - 1.1%
ENSCO International, Inc.	5,000	298,100
Transocean, Inc.	4,079	583,972

		882,072

Oil & Gas Equipment & Services - 1.7%
Halliburton Company	13,200	500,412
National Oilwell Varco, Inc. *	6,262	460,007
Schlumberger, Ltd.	4,547	447,288

		1,407,707

Oil & Gas Refining & Marketing - 1.5%
Sunoco, Inc.	5,100	369,444
Tesoro Corporation	7,200	343,440

	Shares	Value
COMMON STOCK (continued)
Oil & Gas Refining & Marketing (continued)
Valero Energy Corporation	7,984	$559,120

		1,272,004

Other Diversified Financial Services - 3.7%
Bank of America Corporation	21,428	884,119
Citigroup, Inc.	30,380	894,387
JPMorgan Chase & Company	28,310	1,235,732
Morgan Stanley	1,393	73,982

		3,088,220

Packaged Foods & Meats - 1.3%
ConAgra Foods, Inc.	14,500	344,955
General Mills, Inc.	7,400	421,800
Kraft Foods, Inc.	949	30,966
Tyson Foods, Inc.	21,000	321,930

		1,119,651

Paper Products - 0.2%
International Paper Company	6,100	197,518

Pharmaceuticals -6.4%
Abbott Laboratories	4,747	266,544
Bristol-Myers Squibb Company	10,175	269,841
Eli Lilly & Company	9,371	500,318
Forest Laboratories, Inc. *	9,200	335,340
Johnson & Johnson	13,883	925,996
King Pharmaceuticals, Inc. *	11,700	119,808
Merck & Company, Inc.	18,776	1,091,073
Pfizer, Inc.	55,938	1,271,471
Schering-Plough Corporation	6,282	167,353
Watson Pharmaceuticals, Inc. *	11,300	306,682
Wyeth	1,855	81,972

		5,336,398

Property & Casualty Insurance - 1.9%
ACE, Ltd.	6,900	426,282
AMBAC Financial Group, Inc.	1,900	48,963
Chubb Corporation	4,500	245,610
Travelers Companies, Inc.	9,881	531,598
XL Capital, Ltd.	6,700	337,077

		1,589,530

Publishing -0.2%
McGraw-Hill Companies, Inc.	3,100	135,811
Meredith Corporation	900	49,482

		185,293

Railroads - 0.5%
CSX Corporation	9,100	400,218
Union Pacific Corporation	345	43,339

		443,557

Regional Banks - 1.2%
Fifth Third Bancorp	1,000	25,130
Keycorp	9,565	224,299

56	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series H (Enhanced Index Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Regional Banks (continued)
M&T Bank Corporation	600	$48,942
Marshall & llsley Corporation	12,500	331,000
National City Corporation	400	6,584
SunTrust Banks, Inc.	6,200	387,438

		1,023,393

Restaurants - 1.2%
Darden Restaurants, Inc.	11,389	315,589
McDonald's Corporation	12,275	723,120

		1,038,709

Retail REIPs - 0.2%
Simon Property Group, Inc.	1,858	161,386

Semiconductor Equipment - 0.9%
Applied Materials, Inc.	24,807	440,572
Kla-Tencor Corporation	7,000	337,120

		777,692

Semiconductors -2.0%
Intel Corporation	32,591	868,876
National Semiconductor Corporation	6,700	151,688
Texas Instruments, Inc.	18,394	614,360

		1,634,924

Soft Drinks - 2.3%
Coca-Cola Company	8,734	536,006
Pepsi Bottling Group, Inc.	8,100	319,626
PepsiCo, Inc.	13,547	1,028,217

		1,883,849

Specialized Finance - 0.8%
CIT Group, Inc.	12,300	295,569
IntercontinentalExchange, Inc. *	1,800	346,500

		642,069

Specialized REIPs - 0.3%
Host Hotels & Resorts, Inc.	16,900	287,976

Specialty Stores - 0.4%
Tiffany & Company	7,200	331,416

Steel - 0.6%
Nucor Corporation	6,711	397,425
United States Steel Corporation	900	108,819

		506,244

Systems Software - 3.5%
BMC Software, Inc. *	5,308	189,177
CA, Inc.	4,300	107,285
Microsoft Corporation	42,650	1,518,340
Novell, Inc. *	40,300	276,861
Oracle Corporation *	38,629	872,243

		2,963,906

Thrifts & Mortgage Finance - 0.7%
Federal National Mortgage Association	8,769	350,585

	Shares	Value
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Washington Mutual, Inc.	17,159	$233,534

		584,119

Tobacco - 1.3%
Altria Group, Inc.	9,400	710,452
Reynolds American, Inc.	5,400	356,184

		1,066,636

Wireless Telecommunication Services - 0.2%
American Tower Corporation *	2,200	93,720
Sprint Nextel Corporation	3,854	50,603

		144,323

TOTAL COMMON STOCK (Cost $78,259,451)		$81,594,815

SHORT TERM INVESTMENTS - 0.2%
U.S. Treasury Bill, 4.865%, 1/17/2008	$140,000	$139,846

TOTAL SHORT TERM INVESTMENTS (Cost $ 139,742)		$139,846

REPURCHASE AGREEMENT - 0.7%
United Missouri Bank, 3.61%, dated 12/31/07, matures 1/02/08; repurchase amount $627,126 (Collateralized by FHLMC, 1/12/08 with a value of $640,182)	$627,000	$627,000

TOTAL REPURCHASE AGREEMENT (Cost $627,000)		$627,000

Total Investments (SBL H Fund)		$82,361,661
(Cost $79,026,193) - 98.6% Other Assets in Excess of Liabilities - 1.4%		1.167.103

TOTAL NET ASSETS - 100.0%		$83,528,764

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $80,141,614.

*	- Non-income producing security
1	- Security is segregated as collateral for open futures contracts.

See notes to financial statements.

57	The accompanying notes are an integral part of the financial statements

Series H
(Enhanced Index Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$82,361,661
Cash	424
Receivables:
Fund shares sold	41,712
Securities sold	5,108,027
Dividends	105,895
Prepaid expenses	2,266

Total assets	87,619,985

Liabilities:

Payable for:
Fund shares redeemed	60,850
Securities purchased	3,943,041
Variation margin on futures	9,960
Management fees	36,161
Administration fees	8,520
Transfer agent/maintenance fees	2,083
Custodian fees	10,000
Directors' fees	1,200
Professional fees	14,600
Other fees	4,806

Total liabilities	4,091,221

Net assets	$83,528,764

Net assets consist of:
Paid in capital	$76,695,898
Undistributed net investment income	1,269,184
Undistributed net realized gain on sale of investments	2,242,638
Net unrealized appreciation in value of investments	3,321,044

Net assets	$83,528,764

Capital shares authorized	unlimited
Capital shares outstanding	7,474,595
Net asset value per share
(net assets divided by shares outstanding)	$11.18

*Investments, at cost	$79,026,193

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends	$1,907,378
Interest	60,411

Total investment income	1,967,789

Expenses:
Management fees	761,436
Administration fees	102,649
Transfer agent/maintenance fees	25,165
Custodian fees	25,468
Directors' fees	5,987
Professional fees	16,496
Reports to shareholders	10,634
Other	4,582

Total expenses	952,417
Less:
Expenses waived	(253,812)

Net expenses	698,605

Net investment income	1,269,184

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	6,993,522
Futures	47,927

Net realized gain	7,041,449

Net unrealized appreciation (depreciation) during the year on:
Investments	(6,750,132)
Futures	(13,864)

Net unrealized depreciation	(6,763,996)

Net realized and unrealized gain	277,453

Net increase in net assets resulting from operations	$1,546,637

58	The accompanying notes are an integral part of the financial statements

Series H
Statement of Changes in Net Assets	(Enhanced Index Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$1,269,184	$914,052
Net realized gain during the year on investments	7,041,449	5,896,138
Net unrealized appreciation (depreciation) during the year on investments	(6,763,996)	8,183,250

Net increase in net assets resulting from operations	1,546,637	14,993,440

Capital share transactions:
Proceeds from sale of shares	32,238,699	42,070,411
Issuance of shares in connection with merger (Note 10)	–	52,171,107
Cost of shares redeemed	(60,286,322)	(39,306,280)

Net increase (decrease) from capital share transactions	(28,047,623)	54,935,238

Net increase (decrease) in net assets	(26,500,986)	69,928,678

Net assets:
Beginning of year	110,029,750	40,101,072

End of year	$83,528,764	$110,029,750

Undistributed net investment income at end of year	$1,269,184	$914,052

Capital share activity:
Shares sold	2,808,020	4,166,677
Shares issued in connection with merger (Note 10)	–	5,481,948
Shares redeemed	(5,271,412)	(3,896,675)

Total capital share activity	(2,463,392)	5,751,950

59	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series H
Selected data for each share of capital stock outstanding throughout each year	(Enhanced Index Series)

	2007	2006[a]	2005	2004	Year Ended December 31, 2003[b]

Per Share Data
Net asset value, beginning of period	$11.07	$9.58	$9.12	$8.31	$6.55

Income (loss) from investment operations:
Net investment income[c]	0.14	0.03	0.11	0.11	0.07
Net gain (loss) on securities (realized and unrealized)	(0.03)	1.46	0.35	0.71	1.75

Total from investment operations	0.11	1.49	0.46	0.82	1.82

Less distributions:
Dividends from net investment income	–	–	–	(0.01)	(0.06)
Total distributions	–	–	–	(0.01)	(0.06)

Net asset value, end of period	$11.18	$11.07	$9.58	$9.12	$8.31

Total Return[d]	0.99%	15.55%	5.04%	9.85%	27.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,529	$110,030	$40,101	$38,822	$33,371

Ratios to average net assets:
Net investment income	1.25%	1.23%	1.15%	1.32%	0.94%
Total expenses[e]	0.94%	0.98%	1.04%	0.99%	0.96%
Net expenses[f]	0.69%	0.73%	0.79%	0.74%	0.77%
Net expenses prior to custodian earnings credits and net of expense waivers	0.69%	0.73%	0.79%	0.74%	0.77%

Portfolio turnover rate	89%	119%	106%	98%	44%

a The financial highlights for Series H exclude the historical financial highlights for Series W. The assets of Series W were acquired by Series H on June 16, 2006. A total of $53,926,052 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series H received as a result of the merger.

b Northern Trust became the sub-adviser of Series H effective May 1, 2003. Prior to May 1, 2003, Security Global Investors, formerly Security

Management Company, LLC, paid Deutsche Asset Management for sub-advisory services.

c Net investment income (loss) was computed using average shares outstanding throughout the period.

d Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

e Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

f Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

60	The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

61

Manager’s Commentary	Series J
February 15, 2008	(Mid Cap Growth Series)

Adviser, Security Global Investors

To Our Shareholders:

For the year ended December 31, 2007, Series J of the SBL Fund—Mid Cap Growth Series posted a return of -10.43% for the year. These results lagged the benchmark, the Russell 2500 Growth, which gained 9.69%, and the median peer return of 16.34%.

Our approach to the Series is to seek securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits or profitability. We focus on investing in securities of companies that appear likely to generate above average profitability at prices that, as of yet, do not reflect that potential.

We use a “bottom-up” approach to choose portfolio securities that we believe are attractively valued with the greatest potential for appreciation. We attempt to identify companies that are in the early to middle stages of growth and are valued at a reasonable price.

Top Performers

While the portfolio had several strong performers, the holdings were sprinkled throughout different industries and in many cases were not held in positions large enough to make a material impact.

Incyte Corporation in the health care sector returned 72%, Shaw Group, Inc., in the industrials sector increased 80%, and Northern Trust Corporation was up 28%. However, none had the ability to counter-balance other holdings to an extent that would allow the sectors to add to portfolio value.

Disappointing Performers

For the most part, it was poor stock selection across a variety of industry sectors that hurt performance of the Series for the year. The largest detracting sectors were energy and information technology. While information technology had a comparable weight relative to the benchmark, the Series’ had a large overweight position in the energy sector.

Security selection hit the portfolio hard in the energy sector even though the Series’ had nearly a triple weight in one of the best performing sectors, 18% to 7%. As a whole the energy sector in the portfolio lost -22%. In contrast, the energy sector in the Index returned a positive 30%, a performance spread of more than 50%. Evergreen Energy, Inc., slid -78% while Rentech, Inc., gave up -52%; each held more than a 3% average weight in the portfolio for the year. Both companies are involved in alternative energy production. Evergreen is in the process of bringing a clean coal technology to market while Rentech is commercializing a coal-to-liquids technology. The carbon dioxide controversy hurt both companies since CO2 is a significant byproduct of each firm’s process. These issues are more perceptual than material as Evergreen can reduce CO2 from coal. Rentech has CO2 sequestration and disposal plans for the projects under development.

Stock selection in the information technology sector hurt performance. While the Series’ weighting was 3% greater than the Index, holdings of the Series’ portfolio dropped -16% as the securities in the Index’s sector rose 8%. Symmerticom, Inc., lost -47% and Maxwell Technologies, Inc., declined -45% during the period as business developed at a slower rate than anticipated.

2008 Market Outlook

We continue to pursue opportunities with a focus on bottom-up research rather than any global macro forecast.

The causes of market volatility are factors of both the uncertainty within the credit markets, as the losses related to sub-prime mortgages and collateralized debt obligations worsened, and the slowdown in earnings growth. We believe the markets recognize that the tighter lending standards and asset write-downs will continue, and are part of a longer cycle phenomenon that will also continue in 2008. We believe that a gradual recovery will take root in the second half, as the easing policy of the Federal Reserve progresses.

62

Manager’s Commentary	Series J
February 15, 2008	(Mid Cap Growth Series)

While the U.S. and developed markets should slow in the first half of 2008, we expect developing economies to remain healthy. For this reason, we will continue to favor global companies that have exposure to these developing economics. Finally, we continue to be underweight health-care as we head into an election year and fear heightened headline risk.

Security Global Investors (SGI) recently acquired a proven investment team specializing in domestic growth equities. The new SGI growth team will begin managing assets of the Mid Cap Growth portfolio on February 1, 2008.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. As always, we will continue to do our best to seek the potential available in small- and mid- capitalization companies. On behalf of Security Global Investors, I would like to thank you for placing your trust and money with us.

Sincerely,

James P. Schier, Senior Portfolio Manager

63

Series J
Performance Summary	(Mid Cap Growth Series)
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series J (Mid Cap Growth Series) on December 31, 1997 and reflects the fees and expenses of Series J. The Russell 2500 Growth Index is an unmanaged index that measures the per formance of securities of small-to-mid U.S. companies with greater-than-average growth orientation.

Average Annual Returns

Periods Ended 12-31-07[1]	1 Year	5 Years	10 Years
Series J	(10.43%)	11.77%	8.84%

[1]   Per formance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The per formance data quoted above represents past per formance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector
Consumer Discretionary	3.73%
Consumer Staples	5.37
Energy	11.39
Financials	7.62
Health Care	10.20
Industrials	12.06
Information Technology	14.87
Materials	2.42
Utilities	3.26
Exchange Traded Funds	13.57
Warrants	0.34
U.S. Government Sponsored Agencies	11.66
Commercial Paper	7.88
Liabilities in Excess of Other Assets	(4.37)
Total Net Assets	100.00%

64	The accompanying notes are an integral part of the financial statements

Series J
Performance Summary	(Mid Cap Growth Series)
December 31, 2007	Unaudited

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series J(Mid Cap Growth Series)
Actual	$1,000.00	$894.57	$4.25
Hypothetical	1,000.00	1,020.72	4.53

[1]

The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was (10.54%).

[2]

Expenses are equal to the Series annualized expense ratio of 0.89%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

65

Schedule of Investments	Series J (Mid Cap Growth Series)
December 31, 2007

	Shares	Value
COMMON STOCK - 84.2%
Aerospace & Defense - 1.1%
Argon ST, Inc. *	147,900	$2,745,024

Apparel Retail - 0.8%
Chico’s FAS, Inc. *	83,000	749,490
Collective Brands, Inc. *	79,000	1,373,810

		2,123,300

Application Software - 0.8%
TIBCO Software, Inc. *	240,000	1,936,800

Asset Management & Custody
Banks - 3.1%
Northern Trust Corporation	102,700	7,864,766

Automotive Retail - 0.6%
Carmax, Inc. *	38,000	750,500
O’Reilly Automotive, Inc. *	26,900	872,367

		1,622,867

Biotechnology - 4.4%
Human Genome Sciences, Inc. *	312,700	3,264,588
Incyte Corporation *	598,400	6,013,920
lomai Corporation *	307,200	325,632
Isis Pharmaceuticals, Inc. *	24,450	385,088
Zymogenetics, Inc. *	102,600	1,197,342

		11,186,570

Broadcasting & Cable TV - 0.8%
Salem Communications Corporation	208,600	1,374,674
WorldSpace, Inc. *	307,100	515,928

		1,890,602

Coal & Consumable Fuels - 2.4%
Arch Coal, Inc.	88,200	3,962,826
Evergreen Energy, Inc. *	909,500	2,028,185

		5,991,011

Communications Equipment - 3.2%
Finisar Corporation *	944,500	1,369,525
PC-Tel, Inc. *	449,100	3,080,826
Symmetricom, Inc. *	751,700	3,540,507

		7,990,858

Construction & Engineering - 2.8%
Insituform Technologies, Inc. *	306,600	4,537,680
Shaw Group, Inc. *	40,400	2,441,776

		6,979,456

Construction Materials - 0.4%
Martin Marietta Materials, Inc.	7,400	981,240

Data Processing & Outsourced Services -1.9%
Euronet Worldwide, Inc. *	157,000	4,710,000

Diversified Commercial & Professional Services - 1.8%
ChoicePoint, Inc. *	15,500	564,510

Shares	Value

COMMON STOCK (continued)
Diversified Commercial & Professional Services (continued)
Navigant Consulting, Inc. *	292,600	$3,999,842

		4,564,352

Education Services - 0.3%
ITT Educational Services, Inc. *	7,500	639,525

Electrical Components & Equipment - 4.9%
Brady Corporation	46,000	1,614,140
Lime Energy Company *	68,900	93,015
Roper Industries, Inc.	129,000	8,067,660
UQM Technologies, Inc. * (1)	722,272	2,448,502

		12,223,317

Electronic Manufacturing Services - 0.2%
Trimble Navigation, Ltd. *	20,600	622,944

Exchange Traded Funds - 13.6% iShares Russell 2000 Growth Index Fund	120,000	10,041,600
iShares S&P MidCap 400 Growth Index Fund	270,000	24,151,500

		34,193,100

Gas Utilities - 2.0%
Questar Corporation	92,000	4,977,200

General Merchandise Stores - 0.2%
Dollar Tree Stores, Inc. *	18,600	482,112

Health Care Distributors - 1.4%
Henry Schein, Inc. *	46,300	2,842,820
Patterson Companies, Inc. *	23,300	791,035

		3,633,855

Health Care Facilities - 0.4%
US Physical Therapy, Inc. *	76,100	1,093,557

Health Care Services - 0.5%
Hythiam, Inc. *	161,700	473,781
Providence Service Corporation *	25,400	714,756

		1,188,537

Health Care Supplies - 1.7%
Dentsply International, Inc.	77,000	3,466,540
Regeneration Technologies, Inc. *	98,400	854,112

		4,320,652

Human Resource & Employment Services - 0.4%
Administaff, Inc.	37,900	1,071,812

Industrial Machinery - 0.8%
Basin Water, Inc. *	153,700	1,271,099
Donaldson Company, Inc.	18,400	853,392

		2,124,491

66	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series J (Mid Cap Growth Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Life Sciences Tools & Services - 1.4%
Covance, Inc. *	11,700	$1,013,454
Millipore Corporation *	13,200	965,976
Waters Corporation *	19,300	1,526,051

		3,505,481

Metal & Glass Containers - 2.0%
Owens-Illinois, Inc. *	24,600	1,217,700
Pactiv Corporation *	146,000	3,887,980

		5,105,680

Multi-Line Insurance - 0.7%
Assurant, Inc.	27,700	1,853,130

Multi-Utilities - 1.3%
Alliant Energy Corporation	80,000	3,255,200

Oil & Gas Drilling - 3.0%
ENSCO International, Inc.	27,000	1,609,740
Helmerich & Payne, Inc.	147,800	5,922,346

		7,532,086

Oil & Gas Equipment & Services - 1.8%
BJ Services Company	143,000	3,469,180
Superior Energy Services, Inc. *	31,300	1,077,346

		4,546,526

Oil & Gas Refining & Marketing - 1.9%
Nova Biosource Fuels, Inc. *	716,200	2,076,980
Rentech, Inc. *	1,390,300	2,516,443
Syntroleum Corporation *	311,100	261,324

		4,854,747

Oil & Gas Storage & Transportation - 2.3%
Williams Companies, Inc.	162,000	5,796,360

Packaged Foods & Meats - 5.4%
Hormel Foods Corporation	201,000	8,136,480
McCormick & Company, Inc.	17,300	655,843
Smithfield Foods, Inc. *	164,000	4,742,880

		13,535,203

Pharmaceuticals - 0.3%
Artes Medical, Inc. *	16,100	36,547
Mylan, Inc.	53,300	749,398

		785,945

Real Estate Management & Development - 0.5%
Forest City Enterprises, Inc.	15,300	679,932
Jones Lang LaSalle, Inc.	8,000	569,280

		1,249,212

Regional Banks - 1.6%
Boston Private Financial Holdings, Inc.	145,600	3,942,848

Residential REIT’s - 0.2%
UDR, Inc.	29,500	585,575

	Shares	Value
COMMON STOCK (continued)
Retail REIT’s - 1.1%
Macerich Company	40,000	$2,842,400

Semiconductors - 6.3%
Applied Micro Circuits Corporation *	441,250	3,856,525
IXYS Corporation * (1)	943,900	7,570,078
Microchip Technology, Inc.	47,000	1,476,740
Mindspeed Technologies, Inc. *	1,531,800	1,868,796
QuickLogic Corporation *	334,000	1,102,200

		15,874,339

Specialized REITs - 0.3%
Ventas, Inc.	18,700	846,175

Specialty Stores - 1.1%
PetSmart, Inc.	66,800	1,571,804
Tiffany & Company	23,600	1,086,308

		2,658,112

Systems Software - 2.5%
BMC Software, Inc. *	35,900	1,279,476
Progress Software Corporation *	150,000	5,052,000

		6,331,476
TOTAL COMMON STOCK (Cost $207,507 ,254)		$212,258,443

PREFERRED STOCK - 0.3%
Environmental & Facilities Services - 0.3%
ThermoEnergy Corporation PIPE * (1)(2)(3)	1,380,000	676,200
TOTAL PREFERRED STOCK (Cost) $1,302,103)		$676,200
WARRANTS - 0.3%
Warrants - 0.3%
Lime Energy Company $ 1.00, 3/19/2009	43,050	36,835
Nova Biosource Fuels, Inc. $ 2.40, 7/5/2011	358,100	618,766
Orthovita, Inc. $ 4.00, 6/26/2008	175,000	36,147
Syntroleum Corporation $ 7.60, 5/26/2008	29,100	8,730
ThermoEnergy Corporation $ 0.75, 7/14/2008 (1)(2)	1,380,000	147,108

		847,586
TOTAL WARRANTS (Cost $1,574,244)		$847,586
	Principal Amount	Value
U.S. GOVERNMENT SPONSORED) AGENCY BONDS & NOTES - 11.7%
Federal Home Loan Bank
4.21% - 2008	$1,043,000	1,041,780
4.211% - 2008	3,100,000	3,089,484
4.22% - 2008	2,000,000	1,994,842

67	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series J (Mid Cap Growth Series)
December 31, 2007 - continued

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (continued)
Federal Home Loan Bank (continued)
4.22% – 2008	$2,000,000	$1,994,608
4.24% – 2008	4,000,000	3,999,145
4.26% – 2008	1,300,000	1,298,801
4.30% – 2008	2,000,000	1,996,408
Federal National Mortgage Association
4.18% – 2008	2,000,000	1,997,910
4.207% – 2008	2,800,000	2,798,040
4.28% – 2008	2,300,000	2,292,344
4.28% – 2008	2,400,000	2,391,440
4.29% – 2008	1,800,000	1,796,354
4.29% – 2008	2,700,000	2,693,243
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $29,384,399)		$29,384,399
COMMERCIAL PAPER - 7.9%
Banking - 2.5%
Credit Suisse First Boston USA 4.71%, 1/28/2008	1,500,000	1,494,701
UBS Finance (DE) LLC 4.28%, 1/17/2008	1,145,000	1,142,619
4.65%, 1/28/2008	1,600,000	1,594,420
Wells Fargo Company, Inc. 4.25%, 1/8/2008	2,000,000	1,998,347

		6,230,087

Brokerage - 0.6%
Goldman Sachs Group, Inc. 4.83%, 1/3/2008	1,500,000	1,499,598

Consumer Products - 2.2%
Unilever Capital Corporation 4.22%, 1/15/2008	2,000,000	1,996,718
4.25%, 1/17/2008	2,000,000	1,996,222
4.22%, 1/25/2008	1,500,000	1,495,780
		5,488,720

Electric - 0.7%
Southern Company 4.25%, 1/23/2008	1,900,000	1,895,065

Financial Companies - Captive - 0.7%
General Electric Capital Corporation 4.42%, 1/2/2008	1,700,000	1,699,791

Food & Beverage - 0.8%
Archer Daniels Midland Company 4.30%, 1/14/2008	2,000,000	1,996,894

	Principal Amount	Value
COMMERCIAL PAPER (continued)
Pharmaceuticals - 0.4%
AstraZeneca plc 4.20%, 1/25/2008	1,100,000	$1,096,920
TOTAL COMMERCIAL PAPER (Cost $19,907,075)		$19,907,075
Total Investments (SBLJ Fund)		$263,073,703
(Cost $259,675,075) - 104.4%
Liabilities in Excess of Other Assets - (4.4)%		(11,007,222)

TOTAL NET ASSETS - 100.0%		$252,066,481

Footnotes

Percentages are stated as a percent of net assets. For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $259,675,075.

*	- Non-income producing security
1	- Security is deemed illiquid. The total market value of illiquid securities is $10,841,888 (cost $15,828,021), or 4.3% of total net assets.
2	- Security is restricted from resale. See Note 4 in notes to financial statements.
3	- PIPE (Private Investment in Public Equity) – Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

Glossary:

plc – Public Limited Company

See notes to financial statements.

68	The accompanying notes are an integral part of the financial statements

Series J
(Mid Cap Growth Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$263,073,703
Cash	109,494
Receivables:
Fund shares sold	148,138
Securities sold	1,454,024
Dividends	46,717
Prepaid expenses	5,847

Total assets	264,837,923

Liabilities:

Payable for:
Fund shares redeemed	310,712
Securities purchased	12,193,497
Management fees	162,541
Administration fees	21,188
Transfer agent/maintenance fees	2,083
Custodian fees	6,800
Directors’ fees	4,000
Professional fees	37,000
Other fees	33,621

Total liabilities	12,771,442

Net assets	$252,066,481

Net assets consist of:
Paid in capital	$208,894,863
Undistributed net realized gain on sale of investments	39,772,990
Net unrealized appreciation in value ofinvestments	3,398,628

Net assets	$252,066,481

Capital shares authorized	unlimited
Capital shares outstanding	9,001,226
Net asset value per share (net assets divided by shares outstanding)	$28.00

*Investments, at cost	$259,675,075

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends	$1,382,466
Interest	1,021,534

Total investment income	2,404,000

Expenses:
Management fees	2,395,771
Administration fees	305,683
Transfer agent/maintenance fees	25,213
Custodian fees	27,062
Directors’ fees	15,439
Professional fees	40,901
Reports to shareholders	36,506
Other	18,227

Total expenses	2,864,802

Net investment loss	(460,802)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	39,958,673
Options written	438,455

Net realized gain	40,397,128

Net unrealized appreciation (depreciation) during the year on:
Investments	(70,706,613)
Options written	93,457

Net unrealized depreciation	(70,613,156)

Net realized and unrealized loss	(30,216,028)

Net decrease in net assets resulting from operations	$(30,676,830)

69	The accompanying notes are an integral part of the financial statements

Series J
Statement of Changes in Net Assets	(Mid Cap Growth Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment loss	$(460,802)	$(1,992,402)
Net realized gain during the year on investments	40,397,128	42,907,786
Net unrealized depreciation during the year on investments	(70,613,156)	(21,074,608)

Net increase (decrease) in net assets resulting from operations	(30,676,830)	19,840,776

Capital share transactions:
Proceeds from sale of shares	46,162,993	76,838,640
Cost of shares redeemed	(144,083,682)	(136,813,260)

Net decrease from capital share transactions	(97,920,689)	(59,974,620)

Net decrease in net assets	(128,597,519)	(40,133,844)

Net assets:
Beginning of year	380,664,000	420,797,844

End of year	$252,066,481	$380,664,000

Undistributed net investment income at end of year	$–	$–

Capital share activity:
Shares sold	1,509,177	2,485,919
Shares redeemed	(4,683,979)	(4,435,068)

Total capital share activity	(3,174,802)	(1,949,149)

70	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series J
Selected data for each share of capital stock outstanding throughout each year	(Mid Cap Growth Series)

	2007	2006	2005	2004	Year Ended December 31, 2003[a]
Per Share Data
Net asset value, beginning of period	$31.26	$29.79	$27.63	$25.09	$16.05

Income (loss) from investment operations:
Net investment loss[b]	(0.04)	(0.16)	(0.13)	(0.14)	(0.11)
Net gain (loss) on securities (realized and unrealized)	(3.22)	1.63	2.29	2.68	9.15

Total from investment operations	(3.26)	1.47	2.16	2.54	9.04

Net asset value, end of period	$28.00	$31.26	$29.79	$27.63	$25.09

Total Return[c]	(10.43%)	4.93%	7.82%	10.12%	56.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$252,066	$380,664	$420,798	$437,789	$447,928

Ratios to average net assets:
Net investment loss	(0.14%)	(0.48%)	(0.47%)	(0.53%)	(0.55%)
Total expenses[d]	0.90%	0.90%	0.90%	0.88%	0.83%
Net expenses[e]	0.90%	0.90%	0.90%	0.88%	0.83%

Portfolio turnover rate	34%	29%	29%	37%	61%

a The financial highlights for Series J exclude the historical financial highlights of Series T. The assets of Series T were acquired by Series J on October 3, 2003.

b Net investment income (loss) was computed using average shares outstanding throughout the period.

c Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

d Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

e Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

71	The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

72

Manager’s Commentary	Series N
February 15, 2008	(Managed Asset Allocation Series)

Subadviser, T. Rowe Price Associates, Inc.

Performance For the year ended December 31, 2007, Series N of the SBL Fund -Managed Asset Allocation Series posted a 6.04% total return versus the 6.22% return for its custom benchmark.

Market Environment

Widespread risk aversion pushed broad fixed income indexes ahead of stocks for the year, with higher-quality sectors leading the way. The high-yield market struggled through the last three months of 2007 and posted disappointing results for the full year. The second round of the current credit crisis began in November and quickly wiped out the positive momentum generated in September and October. While the high-yield market produced negative absolute returns in the fourth quarter, our relatively conservative strategy limited our downside in a period where risk appetite decreased significantly.

In the equity markets, the momentum turned toward large-cap and growth-oriented stocks after years of outperformance by small-cap and value-oriented issues. Global demand lifted the energy, materials and technology sectors during the year, while financials and consumer discretionary stocks suffered the effects of the sub-prime mortgage crisis.

Portfolio Review

The portfolio’s overweight to equity was a slight detractor to performance as bonds outpaced U.S. stocks for the year. However, the portfolio’s allocation to international equities was beneficial as this sector outperformed U.S. stocks and U.S. bonds over the same time period. Underweighting small-cap stocks in favor of large-caps was also a positive contributor to outperformance.

Security selection contributed positively for the period, especially for large-cap stocks, the portfolio’s largest component. Standout performers included Google, Inc., and Merck & Company, Inc. The portfolio also benefited from a substantial overweight to the internet and catalog retail group as well as underweights and favorable stock selection in both commercial banks and media.

Within fixed income, an underweight to high-yield securities versus the portfolio’s neutral allocation contributed positively for the year. Security selection for both investment grade and high yield bonds was a positive contributor.

Among non-U.S. equities, security selection contributed positively for the year even after a downturn in the third and fourth quarters. The growing allocation to this category remained a benefit through year end.

Outlook

We have begun to moderate our overweight to equities in light of lower U.S. economic growth expectations. Within the equity segment, we are underweighting small-cap stocks as valuations remain rich relative to large-cap stocks. Large-cap should benefit from greater exposure to faster growing regions outside the U.S. In developed international markets, we consider valuations to be reasonable, though export-oriented earnings growth for non-U.S. firms faces the headwind of stronger currencies. Finally, while yield spreads have widened to more attractive levels from their lows in June, fundamentals for the high yield sector are likely to prove more challenging in 2008.

Sincerely,

Edmund M. Notzon, Portfolio Manager

73

Series N
Performance Summary	(Managed Asset Allocation Series)
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on December 31, 1997 and reflects the fees and expenses of Series N. The blended index is 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade bonds including U.S. Treasury and agency issues, corporate bond issues, asset-backed, commercial mortgage-backed and mortgage-backed securities and Yankee issues.

Average Annual Returns
Periods Ended 12-31-07[1]	1 Year	5 Years	10 Years
Series N	6.04%	11.21%	6.51%

[1]   Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector for Equity Holdings & Quality Ratings (Based on Standard and Poor’s Ratings) for Fixed Income Holdings
Consumer Discretionary	5.92%
Consumer Staples	5.74
Energy	7.60
Financials	11.25
Health Care	7.10
Industrials	7.86
Information Technology	9.25
Materials	2.14
Telecommunication Services	2.61
Utilities	2.63
AAA	25.11
AA	0.79
A	2.52
BBB	3.68
BB	0.94
B	1.76
CCC	0.18
Not Rated	0.08
Short Term Investments	2.42
Other Assets in Excess of Liabilities	0.42
Total Net Assets	100.00%

74	The accompanying notes are an integral part of the financial statements

Series N
Performance Summary	(Managed Asset Allocation Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series N (Managed Asset Allocation Series)
Actual	$1,000.00	$1,007.68	$7.24
Hypothetical	1,000.00	1,018.00	7.27

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was 0.77%.

2 Expenses are equal to the Series annualized expense ratio of 1.43%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

75

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007

	Shares	Value
COMMON STOCK - 51.7%
Advertising - 0.2%
Lamar Advertising Company	2,150	$103,351
Omnicom Group, Inc.	2,500	118,825

		222,176

Aerospace & Defense - 1.6%
American Science & Engineering, Inc.	100	5,675
Boeing Company	3,890	340,219
General Dynamics Corporation	3,700	329,263
Honeywell International, Inc.	2,600	160,082
Lockheed Martin Corporation	1,900	199,994
MTC Technologies, Inc. *	400	9,400
Northrop Grumman Corporation	1,200	94,368
Precision Castparts Corporation	600	83,220
Raytheon Company	1,200	72,840
Rockwell Collins, Inc.	1,800	129,546
Teledyne Technologies, Inc. *	300	15,999
Triumph Group, Inc.	300	24,705
United Technologies Corporation	5,510	421,736

		1,887,047

Agricultural Products - 0.1%
Archer-Daniels-Midland Company	1,700	78,931
Bunge, Ltd.	300	34,923

		113,854

Air Freight & Logistics - 0.1%
Expediters International Washington, Inc.	3,200	142,976
UTi Worldwide, Inc.	900	17,640

		160,616

Airlines - 0.2%
Airtran Holdings, Inc. *	900	6,444
AMR Corporation *	400	5,612
Gol Linhas Aereas Inteligentes S.A. ADR	1,300	32,266
Skywest, Inc.	400	10,740
Southwest Airlines Company	10,500	128,100

		183,162

Apparel Retail - 0.2%
American Eagle Outfitters, Inc.	400	8,308
J Crew Group, Inc. *	100	4,821
Ross Stores, Inc.	4,200	107,394
TJX Companies, Inc.	4,500	129,285
Tween Brands, Inc. *	100	2,648

		252,456

Apparel, Accessories & Luxury Goods - 0.1%
Anvil Holdings, Inc. * (1)	30	240
Coach, Inc. *	3,100	94,798
Fossil, Inc. *	400	16,792
Quiksilver, Inc. *	600	5,148

		116,978

	Shares	Value
COMMON STOCK (continued)
Application Software - 0.2%
Cadence Design Systems, Inc. *	500	$8,505
Factset Research Systems, Inc.	220	12,254
Intuit, Inc. *	4,100	129,601
Jack Henry & Associates, Inc.	300	7,302
NAVTEQ Corporation *	300	22,680
Taleo Corporation *	500	14,890

		195,232

Asset Management & Custody Banks - 0.8%
Affiliated Managers Group, Inc. *	100	11,746
Ameriprise Financial, Inc.	840	46,292
Bank of New York Mellon Corporation	6,000	292,560
BlackRock, Inc.	50	10,840
Eaton Vance Corporation	500	22,705
Federated Investors, Inc.	2,100	86,436
Franklin Resources, Inc.	1,200	137,316
Northern Trust Corporation	700	53,606
State Street Corporation	2,800	227,360
Waddell & Reed Financial, Inc.	200	7,218

		896,079

Auto Parts & Equipment - 0.0%
Gentex Corporation	600	10,662
Johnson Controls, Inc.	1,000	36,040
WABCO Holdings, Inc.	100	5,009

		51,711

Automobile Manufacturers - 0.1%
Ford Motor Company *	14,100	94,893
Thor Industries, Inc.	200	7,602
Winnebago Industries	200	4,204

		106,699

Automotive Retail - 0.0%
Carmax, Inc. *	600	11,850

Biotechnology - 0.8%
Alkermes, Inc. *	800	12,472
Amgen, Inc. *	5,010	232,664
BioMarin Pharmaceutical, Inc. *	300	10,620
Celgene Corporation *	3,100	143,251
Cephalon, Inc. *	845	60,637
Genentech, Inc. *	1,220	81,826
Genzyme Corporation *	800	59,552
Gilead Sciences, Inc. *	6,300	289,863
Human Genome Sciences, Inc. *	700	7,308
Incyte Corporation *	800	8,040
Martek Biosciences Corporation *	300	8,874
Maxygen, Inc. *	500	4,015
Senomyx, Inc. *	1,100	8,239

		927,361

Brewers - 0.3%
Anheuser-Busch Companies, Inc.	5,800	303,572

76	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Brewers (continued)
Boston Beer Company, Inc. *	400	$15,060
Compania Cervecerias Unidas S.A. ADR	1,100	39,336

		357,968

Broadcasting & Cable TV - 0.5%
Cablevision Systems Corporation *	2,500	61,250
Discovery Holding Company *	866	21,771
EchoStar Communications Corporation *	2,100	79,212
EW Scripps Company	1,500	67,515
Liberty Global, Inc. *	775	30,372
Shaw Communications, Inc. (CI.B)	5,800	137,344
Sirius Satellite Radio, Inc. *	4,400	13,332
Time Warner Cable, Inc. *	4,900	134,995

		545,791

Building Products - 0.1%
Masco Corporation	2,700	58,347
Universal Forest Products, Inc.	200	5,892
USG Corporation *	300	10,737

		74,976

Casinos & Gaming - 0.5%
Harrah’s Entertainment, Inc.	800	71,000
International Game Technology	5,300	232,829
Las Vegas Sands Corporation *	260	26,793
Melco PBL Entertainment Macau, Ltd. ADR *	8,600	99,416
MGM Mirage *	1,180	99,144
Wynn Resorts, Ltd.	140	15,698

		544,880

Coal & Consumable Fuels - 0.4%
Arch Coal, Inc.	2,300	103,339
Consol Energy, Inc.	2,000	143,040
Foundation Coal Holdings, Inc.	200	10,500
GeoMet, Inc. *	1,400	7,280
Peabody Energy Corporation	2,300	141,772
Westmoreland Coal Company *	500	6,950

		412,881

Commodity Chemicals - 0.0%
Koppers Holdings, Inc.	300	12,972

Communications Equipment - 1.4%
Alcatel-Lucent ADR	13,972	102,275
Blue Coat Systems, Inc. *	800	26,296
Cisco Systems, Inc. *	12,800	346,496
Corning, Inc.	12,200	292,678
F5 Networks, Inc. *	700	19,964
Finisar Corporation *	3,100	4,495
Ixia *	400	3,792
JDS Uniphase Corporation *	3,900	51,870
Juniper Networks, Inc. *	7,400	245,680
Motorola, Inc.	13,800	221,352

	Shares	Value
COMMON STOCK (continued)
Communications Equipment (continued)
Qualcomm, Inc.	8,800	$346,280
Starent Networks Corporation *	200	3,650

		1,664,828

Computer & Electronics Retail - 0.0%
Best Buy Company, Inc.	525	27,641

Computer Hardware - 1.8%
Apple, Inc. *	3,000	594,240
Avid Technology, Inc. *	600	17,004
Dell, Inc. *	17,700	433,827
Hewlett-Packard Company	12,100	610,808
International Business Machines Corporation	2,920	315,652
Palm, Inc.	3,300	20,922
Sun Microsystems, Inc. *	8,425	152,745

		2,145,198

Computer Storage & Peripherals - 0.3%
EMC Corporation *	7,600	140,828
Network Appliance, Inc. *	2,800	69,888
Seagate Technology	3,200	81,600

		292,316

Construction & Engineering - 0.2%
Fluor Corporation	600	87,432
Foster Wheeler, Ltd. *	600	93,012
Insituform Technologies, Inc. *	500	7,400
Quanta Services, Inc. *	900	23,616

		211,460

Construction & Farm Machinery & Heavy Trucks - 0.3%
Joy Global, Inc.	1,900	125,058
Oshkosh Truck Corporation	340	16,068
Paccar, Inc.	1,500	81,720
Terex Corporation *	2,500	163,925

		386,771

Consumer Electronics - 0.0%
Harman International Industries, Inc.	600	44,226

Consumer Finance - 0.3%
American Express Company	2,900	150,858
Capital One Financial Corporation	3,200	151,232
SLM Corporation	700	14,098

		316,188

Data Processing & Outsourced Services - 0.4%
Automatic Data Processing, Inc.	3,400	151,402
DST Systems, Inc. *	400	33,020
Electronic Data Systems Corporation	3,700	76,701
Global Payments, Inc.	300	13,956
Heartland Payment Systems, Inc.	300	8,040

77	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Data Processing & Outsourced Services (continued)
Iron Mountain, Inc. *	1,025	$37,945
Mastercard, Inc.	100	21,520
Metavante Technologies, Inc. *	1	8
Western Union Company	3,900	94,692

		437,284

Department Stores - 0.3%
Kohl’s Corporation *	7,370	337,546

Diversified Banks - 0.7%
U.S. Bancorp	9,000	285,660
Wachovia Corporation	3,500	133,105
Wells Fargo & Company	15,240	460,096

		878,861

Diversified Chemicals - 0.2%
Cabot Corporation	330	11,002
Dow Chemical Company	2,800	110,376
E.I. Du Pont de Nemours & Company	3,151	138,928

		260,306

Diversified Commercial & Professional Services - 0.1%
Advisory Board Company *	300	19,257
ChoicePoint, Inc. *	266	9,688
Corporate Executive Board Company	370	22,237
Dun & Bradstreet Corporation	100	8,863
FTI Consulting, Inc. *	100	6,164
Huron Consulting Group, Inc. *	100	8,063
Navigant Consulting, Inc. *	300	4,101

		78,373

Diversified Metals & Mining - 0.5%
Freeport-McMoRan Copper & Gold, Inc. (CI.B)	3,169	324,632
RioTinto plc ADR	400	167,960
Teck Cominco, Ltd. (CI.B)	1,500	53,565

		546,157

Drug Retail - 0.4%
CVS Caremark Corporation	7,968	316,728
Walgreen Company	3,500	133,280

		450,008

Education Services - 0.0%
Apollo Group, Inc. *	400	28,060
Corinthian Colleges, Inc. *	600	9,240

		37,300

Electric Utilities - 1.0%
American Electric Power Company, Inc.	1,600	74,496
Edison International	2,100	112,077
Entergy Corporation	1,300	155,376
Exelon Corporation	4,260	347,786

	Shares	Value
COMMON STOCK (continued)
Electric Utilities (continued)
FirstEnergy Corporation	2,500	$180,850
Great Plains Energy, Inc.	800	23,456
Pinnacle West Capital Corporation	700	29,687
PPL Corporation	3,100	161,479
Reliant Energy, Inc. *	4,900	128,576

		1,213,783

Electrical Components & Equipment - 0.1%
AO Smith Corporation	200	7,010
Baldor Electric Company	200	6,732
Belden, Inc.	380	16,910
BTU International, Inc. *	500	6,660
Cooper Industries, Ltd.	1,100	58,168
General Cable Corporation *	100	7,328

		102,808

Electronic Equipment Manufacturers - 0.1%
Agilent Technologies, Inc. *	1,900	69,806
AVX Corporation	800	10,736
Flir Systems, Inc. *	1,000	31,300

		111,842

Electronic Manufacturing Services - 0.2%
Cyberoptics Corporation *	700	8,400
Flextronics International, Ltd. *	4,300	51,858
Plexus Corporation *	500	13,130
Tyco Electronics, Ltd.	5,575	207,000

		280,388

Environmental & Facilities Services - 0.2%
Allied Waste Industries, Inc. *	13,300	146,566
Republic Services, Inc.	2,000	62,700
Waste Connections, Inc. *	300	9,270

		218,536

Fertilizers & Agricultural Chemicals - 0.2%
Monsanto Company	1,700	189,873
Mosaic Company *	500	47,170

		237,043

Food Distributors - 0.1%
SYSCO Corporation	3,000	93,630

Food Retail - 0.1%
Casey’s General Stores, Inc.	300	8,883
Kroger Company	2,100	56,091
Pantry, Inc. *	300	7,839
Supervalu, Inc.	1,400	52,528
Whole Foods Market, Inc.	900	36,720

		162,061

78	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Footwear - 0.0%
Nike, Inc. (CI.B)	880	$56,531

Forest Products - 0.1%
Weyerhaeuser Company	800	58,992

Gas Utilities - 0.0%
National Fuel Gas Company	400	18,672
Southwest Gas Corporation	400	11,908

		30,580

General Merchandise Stores - 0.2%
Dollar Tree Stores, Inc. *	200	5,184
Target Corporation	4,400	220,000

		225,184

Gold - 0.0%
Barrick Gold Corporation	800	33,640

Health Care Distributors - 0.2%
Cardinal Health, Inc.	3,100	179,025
Henry Schein, Inc. *	200	12,280
McKesson Corporation	1,200	78,612

		269,917

Health Care Equipment - 1.1%
Aspect Medical Systems, Inc. *	500	7,000
Baxter International, Inc.	2,300	133,515
Becton Dickinson & Company	1,400	117,012
Covidien, Ltd.	5,275	233,630
CR Bard, Inc.	900	85,320
Edwards Lifesciences Corporation *	260	11,957
Hologic, Inc. *	364	24,985
Medtronic, Inc.	7,000	351,890
Micrus Endovascular Corporation *	200	3,936
Resmed, Inc. *	100	5,253
Respironics, Inc. *	140	9,167
St. Jude Medical, Inc. *	3,500	142,240
STERIS Corporation	700	20,188
Stryker Corporation	1,200	89,664
Thoratec Corporation *	500	9,095
Zimmer Holdings, Inc. *	1,000	66,150

		1,311,002

Health Care Facilities - 0.0%
Community Health Systems, Inc. *	400	14,744
LifePoint Hospitals, Inc. *	200	5,948

		20,692

Health Care Services - 0.2%
DaVita, Inc. *	280	15,778
Healthways, Inc. *	100	5,844
Laboratory Corporation of America Holdings *	1,100	83,083
Matria Healthcare, Inc. *	200	4,754
Medco Health Solutions, Inc. *	1,300	131,820

Shares	Value

COMMON STOCK (continued)
Health Care Services (continued)
Omnicare, Inc.	410	$9,352

		250,631

Health Care Supplies - 0.1%
Alcon, Inc.	500	71,520
Dentsply International, Inc.	500	22,510

		94,030

Health Care Technology - 0.0%
Computer Programs & Systems, Inc.	700	15,918

Home Entertainment Software - 0.1%
Activision, Inc. *	933	27,710
Electronic Arts, Inc. *	1,700	99,297

		127,007

Home Furnishings - 0.0%
Mohawk Industries, Inc. *	160	11,904

Home Improvement Retail - 0.4%
Home Depot, Inc.	8,950	241,113
Lowe’s Companies, Inc.	7,400	167,388
Sherwin-Williams Company	500	29,020

		437,521

Homebuilding- 0.1%
DR Horton, Inc.	3,100	40,827
KB Home	2,500	54,000
Lennar Corporation	2,400	42,936
Toll Brothers, Inc. *	500	10,030

		147,793

Homefurnishing Retail - 0.2%
Bed Bath & Beyond, Inc. *	9,200	270,388
Rent-A-Center, Inc. *	800	11,616
Williams-Sonoma, Inc.	300	7,770

		289,774

Hotels, Resorts & Cruise Lines - 0.3%
Carnival Corporation	2,100	93,429
Choice Hotels International, Inc.	200	6,640
Gaylord Entertainment Company *	100	4,047
Marriott International, Inc.	4,600	157,228
Wyndham Worldwide Corporation	1,300	30,628

		291,972

Household Products - 1.2%
Clorox Company	2,100	136,857
Colgate-Palmolive Company	1,400	109,144
Energizer Holdings, Inc. *	100	11,213
Kimberly-Clark Corporation	1,500	104,010
Procter & Gamble Company	14,615	1,073,033

		1,434,257

Housewares & Specialties - 0.1%
Fortune Brands, Inc.	700	50,652

79	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Housewares & Specialties (continued)
Newell Rubbermaid, Inc.	1,100	$28,468

		79,120

Human Resource & Employment Services -0.1%
Manpower, Inc.	200	11,380
Monster Worldwide, Inc. *	3,000	97,200
Robert Half International, Inc.	1,200	32,448

		141,028

Hypermarkets & Super Centers - 0.6%
BJ’s Wholesale Club, Inc. *	200	6,766
Costco Wholesale Corporation	1,600	111,616
Wal-Mart Stores, Inc.	12,700	603,631

		722,013

Independent Power Producers & Energy Traders - 0.6%
AES Corporation *	10,300	220,317
Constellation Energy Group, Inc.	1,500	153,795
Dynegy, Inc. *	16,314	116,482
Mirant Corporation *	620	24,168
NRG Energy, Inc. *	3,200	138,688

		653,450

Industrial Conglomerates - 1.9%
3M Company	2,900	244,528
General Electric Company	46,200	1,712,634
McDermott International, Inc. *	1,200	70,836
Tyco International, Ltd.	6,275	248,804

		2,276,802

Industrial Gases - 0.2%
Praxair, Inc.	3,000	266,130

Industrial Machinery - 0.6%
3D Systems Corporation *	300	4,632
Actuant Corporation	1,180	40,132
Danaher Corporation	3,300	289,542
Dover Corporation	2,000	92,180
Harsco Corporation	560	35,879
Illinois Tool Works, Inc.	1,200	64,248
Ingersoll-Rand Company, Ltd.	3,700	171,939
Nordson Corporation	200	11,592

		710,144

Industrial REITs - 0.1%
AMB Property Corporation	200	11,512
EastGroup Properties, Inc.	300	12,555
Prologis	1,700	107,746

		131,813

Insurance Brokers - 0.1%
AON Corporation	2,900	138,301
Marsh & McLennan Companies, Inc.	1,300	34,411

		172,712

	Shares	Value
COMMON STOCK (continued)
Integrated Oil & Gas - 4.0%
BP plc ADR	2,600	$190,242
Chevron Corporation	6,250	583,313
ConocoPhillips	4,800	423,840
Exxon Mobil Corporation	27,380	2,565,232
Murphy Oil Corporation	2,900	246,036
Occidental Petroleum Corporation	2,600	200,174
Royal Dutch Shell plc (CI.B) ADR	3,117	258,711
Total S.A. ADR	2,700	223,020

		4,690,568

Integrated Telecommunication Services - 1.1%
AT&T, Inc.	30,492	1,267,248

Internet Retail - 0.4%
Amazon.com, Inc. *	3,800	352,032
Drugstore.com *	4,000	13,200
Expedia, Inc. *	2,700	85,374

		450,606

Internet Software & Services - 1.0%
Ariba, Inc. *	300	3,345
Art Technology Group, Inc. *	800	3,456
CNET Networks, Inc. *	700	6,398
Digital River, Inc. *	200	6,614
eBay, Inc. *	1,700	56,423
Google, Inc. *	1,210	836,691
VeriSign, Inc. *	4,200	157,962
Websense, Inc. *	400	6,792
Yahoo!, Inc. *	4,000	93,040

		1,170,721

Investment Banking & Brokerage - 1.0%
Bear Stearns Companies, Inc.	200	17,650
Goldman Sachs Group, Inc.	1,700	365,585
Lehman Brothers Holdings, Inc.	2,900	189,776
Merrill Lynch & Company, Inc.	5,000	268,400
Morgan Stanley	5,800	308,038
Raymond James Financial, Inc.	200	6,532
Stifel Financial Corporation *	330	17,348

		1,173,329

IT Consulting & Other Services - 0.1%
Accenture, Ltd.	3,800	136,914
RightNow Technologies, Inc. *	200	3,170

		140,084

Leisure Products - 0.1%
Hasbro, Inc.	2,500	63,950
Pool Corporation	512	10,153

		74,103

Life & Health Insurance - 0.7%
Lincoln National Corporation	2,900	168,838
MetLife, Inc.	5,100	314,262
Prudential Financial, Inc.	2,800	260,512

80	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Life & Health Insurance (continued)
StanCorp Financial Group, Inc.	400	$20,152

		763,764

Life Sciences Tools & Services - 0.2%
Affymetrix, Inc. *	500	11,570
Applera Corporation - Applied Biosystems Group	1,300	44,096
Charles River Laboratories International, Inc.*	260	17,108
Covance, Inc. *	100	8,662
Illumina, Inc. *	100	5,926
Invitrogen Corporation *	246	22,979
Millipore Corporation *	500	36,590
Techne Corporation *	170	11,228
Thermo Fisher Scientific, Inc. *	1,800	103,824

		261,983

Managed Health Care - 0.7%
Aetna, Inc.	2,700	155,871
AMERIGROUP Corporation *	200	7,290
Cigna Corporation	2,000	107,460
Humana, Inc. *	1,300	97,903
UnitedHealth Group, Inc.	3,900	226,980
WellPoint, Inc. *	3,100	271,963

		867,467

Metal & Glass Containers - 0.0%
Owens-Illinois, Inc. *	300	14,850

Motorcycle Manufacturers - 0.1%
Harley-Davidson, Inc.	1,300	60,723

Movies & Entertainment - 0.6%
News Corporation	10,500	215,145
Time Warner, Inc.	10,200	168,402
Walt Disney Company	8,300	267,924

		651,471

Multi-Line Insurance - 1.1%
American International Group, Inc.	13,675	797,253
Assurant, Inc.	1,300	86,970
Genworth Financial, Inc.	5,300	134,885
Hartford Financial Services Group, Inc.	1,600	139,504
Loews Corporation	1,900	95,646

		1,254,258

Multi-Utilities - 0.5%
Alliant Energy Corporation	400	16,276
Centerpoint Energy, Inc.	3,400	58,242
Energy East Corporation	800	21,768
NiSource, Inc.	1,200	22,668
OGE Energy Corporation	500	18,145
Public Service Enterprise Group, Inc.	2,500	245,600
Sempra Energy	2,500	154,700

	Shares	Value
COMMON STOCK (continued)
Multi-Utilities (continued)
TECO Energy, Inc.	5,200	$89,492

		626,891

Office REIT’s - 0.1%
Boston Properties, Inc.	1,200	110,172
Duke Realty Corporation	500	13,040
SL Green Realty Corporation	351	32,804

		156,016

Office Services & Supplies - 0.1%
American Reprographics Company *	300	4,944
Avery Dennison Corporation	1,500	79,710
Herman Miller, Inc.	500	16,195

		100,849

Oil & Gas Drilling - 0.3%
Diamond Offshore Drilling, Inc.	100	14,200
Helmerich & Payne, Inc.	400	16,028
Nabors Industries, Ltd. *	1,300	35,607
Transocean, Inc.	1,826	261,426

		327,261

Oil & Gas Equipment & Services - 1.4%
Baker Hughes, Inc.	2,900	235,190
BJ Services Company	3,200	77,632
Cameron International Corporation *	740	35,616
Complete Production Services, Inc. *	400	7,188
FMC Technologies, Inc. *	4,042	229,182
Grant Prideco, Inc. *	2,900	160,979
Schlumberger, Ltd.	9,000	885,330

		1,631,117

Oil & Gas Exploration & Production - 0.5%
Devon Energy Corporation	1,400	124,474
EOG Resources, Inc.	1,600	142,800
Forest Oil Corporation *	500	25,420
Mariner Energy, Inc. *	600	13,728
Newfield Exploration Company *	520	27,404
Southwestern Energy Company *	260	14,487
Ultra Petroleum Corporation *	500	35,750
Whiting Petroleum Corporation *	100	5,766
XTO Energy, Inc.	2,875	147,660

		537,489

Oil & Gas Refining & Marketing - 0.3%
Sunoco, Inc.	3,400	246,296
Valero Energy Corporation	2,000	140,060

		386,356

Oil & Gas Storage & Transportation - 0.1%
Spectra Energy Corporation	6,600	170,412

81	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Other Diversified Financial Services - 1.8%
Bank of America Corporation	12,576	$518,886
Citigroup, Inc.	25,873	761,701
JPMorgan Chase & Company	18,136	791,636

		2,072,223

Packaged Foods & Meats - 0.6%
Campbell Soup Company	800	28,584
ConAgra Foods, Inc.	3,200	76,128
General Mills, Inc.	3,100	176,700
Kraft Foods, Inc.	10,725	349,957
Tootsie Roll Industries, Inc.	574	15,739

		647,108

Paper Packaging - 0.0%
Smurfit-Stone Container Corporation *	1,600	16,896
Temple-Inland, Inc.	1,100	37,444

		54,340

Paper Products - 0.1%
AbitibiBowater, Inc.	1,724	35,532
Domtar Corporation *	1,300	9,997
International Paper Company	3,400	110,092

		155,621

Personal Products - 0.2%
Alberto-Culver Company	400	9,816
Avon Products, Inc.	4,300	169,979
Estee Lauder Companies, Inc.	1,200	52,332

		232,127

Pharmaceuticals - 3.0%
Abbott Laboratories	5,000	280,750
Allergan, Inc.	2,700	173,448
Bristol-Myers Squibb Company	8,800	233,376
Eli Lilly & Company	5,240	279,764
GlaxoSmithKline plc ADR	2,364	119,122
Johnson & Johnson	12,258	817,609
Medicines Company *	200	3,832
Medicis Pharmaceutical Corporation	200	5,194
Merck & Company, Inc.	11,300	656,643
MGI Pharma, Inc. *	300	12,159
Pfizer, Inc.	15,273	347,155
Schering-Plough Corporation	9,600	255,744
Sepracor, Inc. *	330	8,662
Valeant Pharmaceuticals International *	300	3,591
Warner Chilcott, Ltd. *	1,600	28,368
Wyeth	6,500	287,235

		3,512,652

Property & Casualty Insurance - 0.4%
ACE, Ltd.	2,600	160,628
Employers Holdings, Inc.	400	6,684

	Shares	Value
COMMON STOCK (continued)
Property & Casualty Insurance (continued)
Infinity Property & Casualty Corporation	310	$11,201
Markel Corporation *	60	29,466
ProAssurance Corporation *	100	5,492
Progressive Corporation	3,000	57,480
SeaBright Insurance Holdings, Inc. *	400	6,032
Selective Insurance Group	200	4,598
Travelers Companies, Inc.	2,614	140,633
White Mountains Insurance Group, Ltd.	25	12,851

		435,065

Publishing - 0.1%
McGraw-Hill Companies, Inc.	1,800	78,858
Meredith Corporation	600	32,988
Scholastic Corporation *	300	10,467

		122,313

Railroads - 0.2%
Canadian National Railway Company	1,100	51,623
Norfolk Southern Corporation	3,900	196,716
Union Pacific Corporation	200	25,124

		273,463

Real Estate Management & Development - 0.0%
St. Joe Company	400	14,204

Regional Banks - 0.6%
Citizens Republic Bancorp, Inc.	600	8,706
City National Corporation	200	11,910
Commerce Bancshares, Inc.	462	20,725
East West Bancorp, Inc.	500	12,115
First Horizon National Corporation	4,800	87,120
Glacier Bancorp, Inc.	400	7,496
Home Bancshares, Inc.	200	4,194
Marshall & llsley Corporation	3,700	97,976
Pinnacle Financial Partners, Inc. *	200	5,084
PNC Financial Services Group, Inc.	1,500	98,475
Popular, Inc.	1,000	10,600
Provident Bankshares Corporation	400	8,556
Sandy Spring Bancorp, Inc.	100	2,782
Signature Bank NY *	100	3,375
SunTrust Banks, Inc.	2,900	181,221
Synovus Financial Corporation	3,700	89,096
UCBH Holdings, Inc.	1,100	15,576
Westamerica Bancorporation	100	4,455
Western Alliance Bancorp *	300	5,631
Wilmington Trust Corporation	500	17,600

		692,693

82	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Reinsurance - 0.0%
Everest Re Group, Ltd.	100	$10,040

Residential REIT’s - 0.1%
Camden Property Trust	400	19,260
Equity Residential	3,100	113,057

		132,317

Restaurants - 0.1%
Sonic Corporation *	600	13,140
Starbucks Corporation *	2,400	49,128

		62,268

Retail REIT’s - 0.2%
Regency Centers Corporation	500	32,245
Simon Property Group, Inc.	2,300	199,778
Weingarten Realty Investors	700	22,008

		254,031

Semiconductor Equipment - 0.2%
Advanced Energy Industries, Inc. *	500	6,540
Applied Materials, Inc.	9,400	166,944
ASML Holding N.V.*	1,955	61,172
ATMI, Inc. *	400	12,900
Cymer, Inc. *	200	7,786
Varian Semiconductor Equipment Associates, Inc.*	450	16,650

		271,992

Semiconductors - 1.0%
Advanced Micro Devices, Inc. *	30,800	231,000
Broadcom Corporation *	4,600	120,244
Intel Corporation	7,700	205,282
Intersil Corporation	900	22,032
Marvell Technology Group, Ltd. *	18,300	255,834
Maxim Integrated Products, Inc.	4,800	127,104
Semtech Corporation *	800	12,416
Virage Logic Corporation *	700	5,845
Xilinx, Inc.	9,500	207,765
Zoran Corporation *	889	20,011

		1,207,533

Soft Drinks - 0.9%
Coca-Cola Company	7,800	478,686
PepsiCo, Inc.	7,000	531,300

		1,009,986

Specialized Consumer Services - 0.2%
H&R Block, Inc.	8,900	165,273
Jackson Hewitt Tax Service, Inc.	500	15,875

		181,148

Specialized Finance - 0.5%
CIT Group, Inc.	3,900	93,717
CME Group, Inc.	250	171,500
Interactive Brokers Group, Inc. *	3,200	103,424
IntercontinentalExchange, Inc. *	600	115,500
Moody’s Corporation	1,400	49,980

	Shares	Value
COMMON STOCK (continued)
Specialized Finance (continued)
Nasdaq Stock Market, Inc. *	100	$4,949
Nymex Holdings, Inc.	100	13,361

		552,431

Specialized REIT’s - 0.096
LaSalle Hotel Properties	1,000	31,900
Potlatch Corporation	455	20,220

		52,120

Specialty Chemicals - 0.1%
Arch Chemicals, Inc.	600	22,050
Sigma-Aldrich Corporation	600	32,760
Symyx Technologies *	600	4,608

		59,418

Specialty Stores - 0.0%
AC Moore Arts & Crafts, Inc. *	700	9,625
Dick’s Sporting Goods, Inc. *	260	7,218
Hibbett Sports, Inc. *	700	13,986

		30,829

Steel - 0.2%
Allegheny Technologies, Inc.	700	60,480
Carpenter Technology Corporation	200	15,034
Haynes International, Inc. *	200	13,900
Nucor Corporation	2,440	144,497
Steel Dynamics, Inc.	500	29,785

		263,696

Systems Software - 1.7%
McAfee, Inc. *	400	15,000
Microsoft Corporation	39,600	1,409,760
Oracle Corporation *	12,600	284,508
Red Hat, Inc. *	12,000	250,080

		1,959,348

Technology Distributors - 0.0%
Insight Enterprises, Inc. *	600	10,944
SYNNEX Corporation *	200	3,920
Tech Data Corporation *	300	11,316

		26,180

Textiles - 0.0%
Culp, Inc. *	600	4,182

Thrifts & Mortgage Finance - 0.2%
BankAtlantic Bancorp, Inc.	1,400	5,740
Countrywide Financial Corporation	8,800	78,672
Federal Home Loan Mortgage Corporation	4,500	153,315
Washington Mutual, Inc.	1,700	23,137

		260,864

Tobacco - 0.3%
Alliance One International, Inc. *	900	3,663
Altria Group, Inc.	4,130	312,145

		315,808

83	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Trading Companies & Distributors - 0.0%
Applied Industrial Technologies, Inc.	200	$5,804
Fastenal Company	800	32,336
H&E Equipment Services, Inc. *	400	7,552
Nuco2, Inc. *	200	4,980

		50,672

Trucking - 0.0%
Dollar Thrifty Automotive Group *	600	14,208
Knight Transportation, Inc.	300	4,443

		18,651

Wireless Telecommunication Services - 1.0%
America Movil S.A. de CV ADR	1,400	85,946
American Tower Corporation *	6,230	265,398
Crown Castle International Corporation *	5,400	224,640
Leap Wireless International, Inc. *	100	4,664
MetroPCS Communications, Inc. *	6,400	124,480
Nll Holdings, Inc. *	900	43,488
NTELOS Holdings Corporation	800	23,752
Rogers Communications, Inc. (CI.B)	3,900	176,475
Vodafone Group plc ADR	5,300	197,796

		1,146,639

TOTAL COMMON STOCK (Cost $54,872,978)		$60,729,328

FOREIGN STOCK - 10.4%
Australia - 0.8%
Australia & New Zealand Banking Group, Ltd.	4,895	117,816
Babcock & Brown, Ltd.	2,435	57,946
Boart Longyear Group *	13,693	28,204
Boral, Ltd.	7,400	39,695
Centre Retail Group (2)	21,728	18,093
CSL, Ltd.	3,450	109,950
Goodman Fielder, Ltd.	23,800	39,531
Harvey Norman Holdings, Ltd.	13,666	81,452
Lion Nathan, Ltd.	3,400	28,639
Macquarie Group, Ltd. (2)	870	58,107
Mirvac Group (2)	7,936	41,735
Pacific Brands, Ltd.	11,900	33,899
QBE Insurance Group, Ltd.	3,257	95,178
Rio Tinto, Ltd.	1,175	137,954
Suncorp-Metway, Ltd.	4,393	65,150
Telstra Corporation, Ltd.	10,209	41,967

		995,316

Austria - 0.1%
Erste Bank der Oesterreichischen Sparkassen AG	1,543	109,257

	Shares	Value
FOREIGN STOCK (continued)
Belgium - 0.1%
KBC Groep N.V.	531	$74,578

Bermuda - 0.1%
Esprit Holdings, Ltd.	6,700	99,678
Sun’s Group, Ltd. *	51,000	31,985

		131,663

Denmark - 0.1%
Bang & Olufsen A	630	59,200
Danske Bank A/S	2,000	78,209

		137,409

Finland - 0.3%
Cargotec Corporation (CI.B)	1,225	56,604
Nokia Oyj	5,405	209,272
Sanoma-WSOY Oyj	1,522	43,619

		309,495

France - 1.2%
Alcatel-Lucent	5,000	36,134
AXA S.A.	4,099	163,912
BNP Paribas	1,281	138,807
Bouygues	1,464	121,831
Bureau Veritas S.A. *	1,076	63,622
France Telecom S.A.	2,020	72,607
L’Oreal S.A.	877	125,452
Pernod-Ricard S.A.	599	138,261
PPR	368	59,099
Sanofi-Aventis S.A.	1,761	161,921
Societe Generale	409	59,074
Technip S.A.	1,325	105,427
Total S.A.	2,471	205,018

		1,451,165

Germany - 1.0%
Adidas AG	1,091	81,648
Allianz AG	361	77,976
BASF AG	841	124,514
Bayerische Motoren Werke AG	2,048	126,626
Deutsche Euroshop AG (2)	1,612	55,306
E.ON AG	1,694	360,069
Fresenius SE	1,183	98,274
Hypo Real Estate Holding AG	1,186	62,508
Muenchener Rueckversicherungs AG	558	108,301
Wacker Chemie AG	172	49,645

		1,144,867

Hong Kong - 0.2%
China Overseas Land & Investment, Ltd.	38,000	78,563
Hong Kong & China Gas Company	30,000	91,957
Hutchison Whampoa, Ltd.	5,700	64,661
Television Broadcasts, Ltd.	7,000	42,060

84	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Shares	Value
FOREIGN STOCK (continued)
Hong Kong (continued)
Uni-President China Holdings, Ltd.*	9,000	$7,087

		284,328

India - 0.0%
Idea Cellular, Ltd. *	15,200	53,656

Ireland - 0.2%
Allied Irish Banks plc	4,333	99,135
DCC plc	3,274	92,118

		191,253

Italy - 0.6%
Banco Popolare Scarl *	2,097	46,413
Benetton Group SpA	5,179	92,926
Enel SpA	8,901	105,715
Finmeccanica SpA	2,663	85,417
Intesa Sanpaolo SpA	14,553	114,945
Milano Assicurazioni SPA	3,172	24,776
Piaggio & C SpA	4,278	14,537
Prysmian SpA *	2,200	54,249
Saipem SpA	3,204	128,310

		667,288

Japan - 1.9%
Aisin Seiki Company, Ltd.	1,000	41,818
All Nippon Airways Company, Ltd.	7,000	25,943
Aoyama Trading Company, Ltd.	700	18,280
Asahi Kasei Corporation	4,000	26,706
Atrium Company, Ltd.	1,300	27,007
Bank of Yokohama, Ltd.	9,000	63,319
Benesse Corporation	1,100	47,086
Canon, Inc.	1,700	79,329
Chugai Pharmaceutical Company, Ltd.	2,500	35,895
Fanuc, Ltd.	600	58,581
Goldcrest Company, Ltd.	910	27,275
Hamamatsu Photonics KK	1,800	59,766
Hitachi Chemical Company, Ltd.	2,900	67,012
Honda Motor Company, Ltd.	1,700	57,208
JS Group Corporation	1,100	17,660
KDDI Corporation	9	67,196
Kobayashi Pharmaceutical Company, Ltd.	600	22,506
Kobe Steel, Ltd.	20,000	65,330
Koito Manufacturing Company, Ltd.	3,000	41,082
Makita Corporation	1,000	42,536
Mitsubishi Electric Corporation	9,000	94,333
Mitsubishi UFJ Financial Group, Inc.	5,000	46,978
Mitsui & Company, Ltd.	6,000	127,339
Namco Bandai Holdings, Inc.	3,300	51,735
Nikon Corporation	2,000	69,458

	Shares	Value
FOREIGN STOCK (continued)
Japan (continued)
Nippon Oil Corporation	4,000	$32,629
Nippon Yusen KK	5,000	39,844
Nissha Printing Company, Ltd.	1,000	39,575
NS Solutions Corporation	1,200	35,429
Seven & I Holdings Company, Ltd.	1,800	52,658
Sony Corporation	1,800	100,148
Sony Financial Holdings, Inc. *	10	38,318
Star Micronics Company, Ltd.	1,300	28,640
Sumco Corporation	2,000	57,792
Sumitomo Corporation	3,100	44,149
Sumitomo Trust & Banking Company, Ltd.	14,000	93,974
Takara Holdings, Inc.	5,000	30,197
Takeda Pharmaceutical Company, Ltd.	1,000	58,958
Terumo Corporation	800	42,213
Tokyo Electron, Ltd.	700	43,092
Toshiba Machine Company, Ltd.	4,000	33,167
Tosoh Corporation	7,000	30,215
Toyota Motor Corporation	2,500	135,505
Wacom Company, Ltd.	11	23,099
Yusen Air & Sea Service Company, Ltd.	1,000	22,659

		2,263,639

Mexico - 0.1%
Cemex S.A. de CV *	7,796	20,210
Grupo Financiero Banorte S.A. de CV	12,216	50,487

		70,697

Netherlands - 0.3%
ASML Holding N.V.*	2,574	81,397
ING Groep N.V.	1,799	70,258
Koninklijke (Royal) Philips Electronics N.V.	1,680	72,405
Ordina N.V.	2,856	50,870
TomTom N.V. *	896	67,368

		342,298

Norway - 0.3%
Orkla ASA	5,700	110,418
StatoilHydro ASA	4,450	138,418
Telenor ASA	4,600	109,853
TGS Nopec Geophysical Company ASA*	2,150	29,520

		388,209

Singapore - 0.3%
DBS Group Holdings, Ltd.	7,000	100,541
Jardine Cycle & Carriage, Ltd.	3,000	45,379
SembCorp Industries, Ltd.	24,900	100,208
StarHub, Ltd.	23,250	45,332

85	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Shares	Value
FOREIGN STOCK (continued)
Singapore (continued)
Venture Corporation, Ltd.	3,000	$26,645

		318,105

Spain - 0.6%
Acciona S.A.	536	169,694
ACS Actividades de Construccion y Servicios S.A.	1,320	78,339
Banco Santander Central Hispano S.A.	5,077	109,627
Iberdrola Renovables *	6,500	53,617
Industrie de Diseno Textil S.A.	674	41,348
Telefonica S.A.	7,886	255,824

		708,449

Sweden - 0.4%
Atlas Copco AB	4,168	62,219
Atlas Copco AB	800	10,921
Elekta AB	2,400	40,003
Nordea Bank AB	5,527	92,337
SSAB Svenskt Stal AB	4,259	115,954
Swedbank AB	1,200	33,970
Volvo AB	3,603	60,473

		415,877

Switzerland - 0.6%
ABB, Ltd.	1,738	50,032
Holcim, Ltd.	917	98,162
Nestle S.A.	721	330,865
Panalpina Welttransport Holding AG	333	57,687
Roche Holding AG	911	157,253

		693,999

Taiwan, Province of China - 0.0%
Acer, Inc.	30,150	59,032

United Kingdom - 1.2%
Aegis Group plc	16,187	37,457
Arriva plc	2,864	45,282
Associated British Foods plc	3,800	67,894
Aviva plc	6,247	83,508
BBA Aviation plc	9,123	37,193
British Airways plc *	3,183	19,536
Carillion plc	6,332	44,115
Centrica plc	14,325	102,078
Close Brothers Group plc	1,592	29,993
DSG International plc	11,897	23,572
GKN plc	7,943	44,492
HSBC Holdings plc	5,910	98,784
Informa plc	4,204	38,307
LogicaCMG plc	7,744	18,112
Persimmon plc	1,819	28,941
Rolls-Royce Group plc (B Shr Ent)*	228,340	499
Rolls-Royce Group plc *	5,052	54,689

	Shares	Value
FOREIGN STOCK (continued)
United Kingdom (continued)
Royal Bank of Scotland Group plc	17,336	$152,889
Standard Chartered plc	2,923	107,062
Tesco plc	19,278	182,556
Tomkins plc	5,577	19,580
Unilever plc	2,620	98,461
WPP Group plc	1,820	23,371

		1,358,371

TOTAL FOREIGN STOCK (Cost $10,298,779)		$12,168,951

WARRANTS - 0.0%
Warrants - 0.0%
Anvil (Cl. A)0
$ 1.00, 2/28/2012 * (1)	333	200
Anvil (Cl. B)
$ 1.00, 2/28/2012 * (1)	370	74

		274

TOTAL WARRANTS (Cost $3,850)		$274

	Principal Amount	Value
CORPORATE BOND - 9.5%
Aerospace & Defense - 0.1%
Bombardier, Inc.
6.75%, 2012 (3)(4)	$50,000	50,625
United Technologies Corporation
5.375%, 2017	20,000	20,174
5.40%, 2035	20,000	18,590

		89,389

Automotive - 0.4%
AutoNation, Inc.
7.243%, 2013 (5)	25,000	23,063
7.00%, 2014	25,000	23,687
DaimlerChrysler North America Holding Corporation
5.328%, 2009 (5)	30,000	29,796
6.50%, 2013	40,000	41,800
Erac USA Finance Company
5.60%, 2015 (1)(3)(4)	40,000	38,036
Ford Motor Credit Company LLC
5.80%, 2009	65,000	61,698
9.693%, 2012 (5)	100,000	98,337
Hertz Corporation
8.88%, 2014	75,000	76,031
10.50%, 2016	50,000	51,750

		444,198

Banking - 0.6%
BAC Capital Trust VI
5.63%, 20350	55,000	46,974
Bank of America Corporation
5.75%, 2016	40,000	40,071
6.00%, 2017	90,000	91,951

86	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Banking (continued)
Bank One Corporation
5.25%, 2013	$70,000	$69,794
BB&T Capital Trust II
6.75%, 2036	50,000	48,691
Countrywide Home Loans, Inc.
4.125%, 2009	70,000	51,346
Credit Suisse Guernsey, Ltd.
5.86%, 2049 (5)	40,000	35,808
Credit Suisse USA, Inc.
5.50%, 2011	30,000	30,826
JP Morgan Chase Capital XXII
6.45%, 2037	35,000	31,157
Mizuho Capital Investment 1, Ltd.
6.686%, 2049 (1)(3)(4)(5)	16,000	14,970
Northern Trust Company
4.60%, 2013	25,000	24,581
Northern Trust Corporation
5.30%, 2011	30,000	30,613
PNC Funding Corporation
5.63%, 2017	35,000	34,064
Svensk Exportkredit AB
5.13%, 2017	70,000	72,168
U.S. Bancorp
4.50%, 2010	45,000	45,390
Wells Fargo & Company
4.88%, 2011	90,000	91,210

		759,614

Basic Industry - Other - 0.1%
Cooper US, Inc.
6.10%, 2017	35,000	37,309
Xstrata Finance Canada, Ltd.
5.50%, 2011 (1)(3)(4)	35,000	35,607

		72,916

Brokerage -0.3%
Citigroup, Inc.
5.50%, 2012	37,000	37,734
5.00%, 2014	75,000	71,463
Franklin Resources, Inc. 3.70%, 2008	15,000	14,964
Goldman Sachs Group, Inc. 6.35%, 2034	30,000	27,094
6.75%, 2037	100,000	97,978
Jefferies Group, Inc. 5.875%, 2014	20,000	20,117
6.25%, 2036	35,000	31,285
Lehman Brothers Holdings, Inc. 6.75%, 2017	10,000	10,307
Willis North America, Inc. 6.20%, 2017	25,000	24,945

		335,887

	Principal Amount	Value
CORPORATE BOND (continued)
Building Materials -0.2%
Centex Corporation 5.45%, 2012	$40,000	$35,182
CRH America, Inc. 6.00%, 2016	50,000	48,900
Freeport-McMoRan Copper & Gold, Inc. 8.38%, 2017	100,000	107,250
Lafarge S.A. 6.15%, 2011	20,000	20,573

		211,905

Capital Goods - Other - 0.1%
Freescale Semiconductor, Inc. 8.875%, 2014	100,000	89,250

Chemicals - 0.2%
El Du Pont de Nemours & Company 5.60%, 2036	50,000	47,071
Hercules, Inc. 6.75%, 2029	50,000	48,125
Nalco Company 7.75%, 2011	50,000	50,625
Praxair, Inc. 5.20%, 2017	35,000	34,846

		180,667

Communications - Other - 0.2%
AT&T, Inc. 5.63%, 2016	90,000	91,027
CanWest MediaWorks, Inc. 8.00%, 2012	34,875	32,913
Dun & Bradstreet Corporation 5.50%, 2011	25,000	25,799
Lamar Media Corporation 6.63%, 2015	100,000	97,250
RH Donnelley Corporation 8.875%, 2017 (3)(4)	25,000	23,125

		270,114

Construction Machinery - 0.0%
Owens Corning, Inc. 6.50%, 2016	25,000	22,894

Consumer Cyclical - Other - 0.1%
Hasbro, Inc. 6.30%, 2017	20,000	20,464
Procter & Gamble Company 4.95%, 2014	65,000	65,868

		86,332

Consumer Noncyclical - Other - 0.0%
Bunge North America Finance, LP 5.90%, 2017	55,000	53,032

Consumer Products - 0.0%
Fortune Brands, Inc. 5.13%, 2011	30,000	29,939

87	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Consumer Products (continued)
Visant Corporation 7.63%, 2012	$25,000	$25,125

		55,064

Distributors - 0.1%
Atmos Energy Corporation 4.00%, 2009	45,000	44,341
Southern California Gas Company 5.75%, 2035	45,000	43,589
Williams Companies, Inc. 7.75%, 2031	25,000	27,375

		115,305

Diversified Manufacturing - 0.1%
3M Company 5.70%, 2037	40,000	40,800
Hawk Corporation 8.75%, 2014 (1)	25,000	25,375

		66,175

Electric - 0.8%
Alabama Power Company 5.22%, 2009 (5)	20,000	19,998
Appalachian Power Company 6.38%, 2036	25,000	24,399
Baltimore Gas & Electric Company 5.90%, 2016	50,000	50,218
Black Hills Corporation 6.50%, 2013	30,000	30,056
Centerpoint Energy, Inc. 7.25%, 2010	25,000	26,491
Consumers Energy Company 6.00%, 2014	25,000	25,661
Dynegy Holdings, Inc. 7.75%, 2019 (3)(4)	50,000	46,125
El Paso Electric Company 6.00%, 2035	45,000	42,070
Energy Future Holdings Corporation 10.875%, 2017 (3)(4)	25,000	25,125
11.25%, 2017 (3)	25,000	25,250
Florida Power & Light Company 6.20%, 2036	20,000	20,928
Florida Power Corporation 6.35%, 2037	35,000	36,876
Illinois Power Company 6.125%, 2017 (1)(3)(4)	15,000	15,155
Midamerican Energy Holdings Company 6.13%, 2036	35,000	34,917
Monongahela Power Company 5.70%, 2017 (1)(3)(4)	40,000	39,479
Pacific Gas & Electric Company 4.80%, 2014	30,000	29,166
Pacificorp 6.25%, 2037	15,000	15,490

	Principal Amount	Value
CORPORATE BOND (continued)
Electric (continued)
Progress Energy, Inc. 5.63%, 2016	$30,000	$29,982
Public Service Company of New Mexico 4.40%, 2008	40,000	39,738
Public Service Electric & Gas Company 5.70%, 20360	50,000	48,202
Sierra Pacific Resources 7.80%, 2012 (1)	25,000	26,084
Southern California Edison Company 4.65%, 2015	30,000	28,831
Tampa Electric Company 6.15%, 2037	40,000	39,135
Texas Competitive Electric Holdings Company LLC 10.25%, 2015 (3)(4)	50,000	49,500
Union Electric Company 5.40%, 2016	50,000	49,247
Virginia Electric and Power Company 4.50%, 2010	35,000	34,877
6.00%, 2037	35,000	34,232
Westar Energy, Inc. 5.10%, 2020	25,000	23,384

		910,616

Energy - Other - 0.0%
Dresser-Rand Group, Inc. 7.375%, 2014	22,000	21,945

Entertainment - 0.1%
International Speedway Corporation 4.20%, 2009	20,000	19,904
MGM Mirage 6.00%, 2009	50,000	49,750

		69,654

Environmental - 0.0%
Casella Waste Systems, Inc. 9.75%, 2013	25,000	25,500

Financial - Other - 0.2%
AvalonBay Communities, Inc. 6.13%, 2012	30,000	30,751
First Data Corporation 9.875%, 2015 (3)(4)	100,000	93,000
Kinder Morgan Finance Company 5.70%, 2016	45,000	40,734
Orion Power Holdings, Inc. 12.00%, 2010	25,000	27,250
Sovereign Capital Trust VI 7.91%, 2036	35,000	33,833

		225,568

88	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Financial Companies - Noncaptive Consumer -0.2%
American General Finance Corporation 5.40%, 2015	$50,000	$46,109
Capital One Capital IV 6.745%, 2037 (5)	50,000	37,181
CIT Group, Inc. 7.625%, 2012	27,000	27,368
John Deere Capital Corporation 4.95%, 2012	40,000	40,055
5.50%, 2017	20,000	20,157
SLM Corporation 3.88%, 2009 (5)	35,000	32,375

		203,245

Financial Companies - Noncaptive Diversified -0.3%
Caterpillar Financial Services Corporation 5.85%, 2017	25,000	25,715
FIA Card Services North America 4.63%, 2009	45,000	44,987
General Electric Capital Corporation 5.88%, 2012	70,000	72,933
6.00%, 2012	140,000	146,767
5.625%, 2017	65,000	66,689
International Lease Finance Corporation 5.45%, 2011	50,000	50,387

		407,478

Food & Beverage - 0.2%
Anheuser-Busch Companies, Inc. 5.50%, 2018	8,000	8,167
ARAMARK Corporation 8.411%, 2015 (5)	100,000	97,500
B&G Foods, Inc. 8.00%, 2011	25,000	24,500
McCormick & Company, Inc. 5.20%, 2015	20,000	19,244
Pantry, Inc. 7.75%, 2014	25,000	23,000
SABMiller plc 6.20%, 2011 (1)(3)(4)	50,000	52,308
WM Wrigley Jr Company 4.65%, 2015	15,000	14,440

		239,159

Gaming - 0.1%
Harrah’s Operating Company, Inc. 5.50%, 2010	45,000	41,850
Wynn Las Vegas Capital Corporation 6.63%, 2014	100,000	98,250

		140,100

Health Care - 0.4%
Cardinal Health, Inc. 5.50%, 2009 (1)(3)(4)(5)	30,000	30,048

	Principal Amount	Value
CORPORATE BOND (continued)
Health Care (continued)
Eli Lilly & Company 5.55%, 2037	$35,000	$33,906
Genentech, Inc. 4.75%, 2015	35,000	34,442
HCA, Inc. 9.25%, 2016	50,000	52,500
Highmark, Inc. 6.80%, 2013 (1)(3)(4)	30,000	32,876
Kroger Company 8.05%, 2010	45,000	47,907
Medtronic, Inc. 4.75%, 2015	55,000	53,073
UnitedHealth Group, Inc. 5.375%, 2016	55,000	53,908
Vanguard Health Holding Company II LLC 9.00%, 2014	25,000	24,062
WellPoint, Inc. 5.00%, 2011	30,000	30,043
Wyeth 5.95%, 2037	35,000	35,093

		427,858

Home Construction - 0.2%
DR Horton, Inc. 6.50%, 2016	35,000	30,367
Lennar Corporation 5.60%, 2015	55,000	41,911
MDC Holdings, Inc. 5.50%, 2013	55,000	52,616
NVR, Inc. 5.00%, 2010	20,000	20,059
Pulte Homes, Inc. 5.20%, 2015	50,000	41,358

		186,311

Independent Energy - 0.1%
Devon Financing Corporation ULC 6.88%, 2011	38,000	40,694
Forest Oil Corporation 8.00%, 2011	25,000	26,000
Hilcorp Energy I, LP 7.75%, 2015 (3)(4)	75,000	73,688
NRG Energy, Inc. 7.25%, 2014	25,000	24,375
Southern Company 5.30%, 2012	15,000	15,272

		180,029

Insurance - Life - 0.3%
Genworth Financial, Inc. 5.75%, 2014	55,000	55,200
6.15%, 2066 (5)	18,000	16,354
Hartford Financial Services Group, Inc.
5.38%, 2017	45,000	43,483

89	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Insurance - Life (continued)
Lincoln National Corporation 6.05%, 2067 (5)	$20,000	$18,671
MetLife, Inc. 6.13%, 2011	50,000	51,848
NLV Financial Corporation 7.50%, 2033 (1)(3)(4)	30,000	31,949
Principal Financial Group, Inc. 6.05%, 2036	30,000	28,548
Principal Life Global Funding I 5.13%, 2013 (1)(3)(4)	45,000	45,576
Sun Life Financial Global Funding, LP 5.08%, 2013 (1)(3)(4)(5)	45,000	45,092
Torchmark Corporation 6.38%, 2016	30,000	30,976

		367,697

Insurance - Property & Casualty - 0.1%
Ace INA Holdings, Inc. 5.88%, 2014	35,000	35,847
5.70%, 2017	30,000	29,730
Fund American Companies, Inc. 5.88%, 2013	45,000	45,097
Nationwide Mutual Insurance Company 6.60%, 2034 (1)(3)(4)	25,000	24,659

		135,333

Integrated Energy - 0.2%
ConocoPhillips 5.90%, 2032	40,000	40,943
Hess Corporation 7.88%, 2029	20,000	23,672
Jersey Central Power & Light Company 5.65%, 2017 (3)(4)	45,000	44,086
Petrobras International Finance Company 5.875% 2018	35,000	34,808
Petro-Canada 5.95%, 2035	40,000	38,575
West Penn Power Company 5.95%, 2017 (1)(3)(4)	25,000	25,122

		207,206

Media - Cable - 0.4%
Charter Communications Operating LLC 8.00%, 2012 (3)(4)	25,000	24,125
Comcast Cable Communications Holdings, Inc. 8.38%, 2013	45,000	50,485
Comcast Corporation 5.88%, 2018	45,000	44,864
6.95%, 2037	7,000	7,555
COX Communications, Inc. 7.13%, 2012	20,000	21,330
CSC Holdings, Inc. 7.25%, 2008	100,000	100,125

	Principal Amount	Value
CORPORATE BOND (continued)
Media - Cable (continued)
News America, Inc. 6.15%, 2037	$60,000	$57,959
Rogers Cable, Inc. 5.50%, 2014	40,000	39,412
Time Warner Cable, Inc. 5.40%, 2012	35,000	35,070
Time Warner Entertainment Company, LP 7.25%, 2008	40,000	40,537
Time Warner, Inc. 5.50%, 2011	30,000	30,123
Viacom, Inc. 6.25%, 2016	30,000	30,182
6.125%, 2017	15,000	14,999

		496,766

Media - Non Cable - 0.3%
Affinity Group, Inc. 9.00%, 2012	25,000	23,750
Clear Channel Communications, Inc. 6.25%, 2011	100,000	90,500
Idearc, Inc. 8.00%, 2016	100,000	91,750
News America, Inc. 6.40%, 2035	45,000	45,524
6.65%, 2037 (1)(3)(4)	40,000	41,259
Time Warner Entertainment Company, LP 8.375%, 2033	25,000	30,115

		322,898

Metals & Mining - 0.1%
BHP Billiton Finance, Ltd. 5.40%, 2017	30,000	28,853
Placer Dome, Inc. 6.45%, 2035	35,000	35,395
Russel Metals, Inc. 6.38%, 2014	25,000	23,156
Sunoco, Inc. 5.75%, 2017	34,000	33,787
Vale Overseas, Ltd. 6.25%, 2017	55,000	55,171

		176,362

Natural Gas Pipelines - 0.1%
Boardwalk Pipelines LLC
5.50%, 2017	10,000	9,908
Enterprise Products Operating, LP 4.95%, 2010	35,000	35,023
Williams Companies, Inc. 8.75%, 2032	25,000	30,563

		75,494

Oil Field Services - 0.6%
Baker Hughes, Inc. 6.88%, 2029	55,000	59,600

90	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Oil Field Services (continued)
Chesapeake Energy Corporation 6.50%, 2017	$100,000	$96,500
Denbury Resources, Inc. 7.50%, 2015	50,000	50,500
Devon Financing Corporation ULC 7.88%, 2031	25,000	30,236
Diamond Offshore Drilling, Inc. 5.15%, 2014	25,000	24,280
El Paso Natural Gas Company 5.95%, 2017	13,000	12,831
Enbridge, Inc. 5.60%, 2017	35,000	33,932
EnCana Corporation 5.90%, 2017	25,000	25,575
EOG Resources, Inc. 5.875%, 2017	25,000	25,631
Halliburton Company 5.50%, 2010	60,000	61,677
Pemex Project Funding Master Trust 6.291%, 2010 (1)(3)(4)(5)	45,000	45,630
5.75%, 2018	40,000	40,037
Range Resources Corporation 7.50%, 2017	100,000	101,000
Southern Natural Gas Company 5.90%, 2017 (1)(3)(4)	13,000	12,786
Transocean, Inc. 5.25%, 2013	10,000	10,022
XTO Energy, Inc. 5.65%, 2016	25,000	25,178
6.75%, 2037	15,000	16,090

		671,505

Packaging - 0.1%
BWAY Corporation 10.00%, 2010	25,000	24,750
Graphic Packaging International Corporation
8.50%, 2011	25,000	24,750
Owens Brockway Glass Container, Inc. 8.88%, 2009	25,000	25,094

		74,594

Paper - 0.1%
Boise Cascade LLC 7.13%, 2014	25,000	24,188
Georgia-Pacific Corporation 7.13%, 2017 (3)(4)	100,000	97,250
Sealed Air Corporation 5.38%, 2008 (1)(3)(4)	40,000	39,977

		161,415

	Principal Amount	Value
CORPORATE BOND (continued)
Pharmaceuticals - 0.0%
Teva Pharmaceutical Finance LLC 5.55%, 2016	$40,000	$39,528

Pipelines - 0.0%
Panhandle Eastern Pipeline Company 4.80%, 2008	20,000	19,908

Railroads - 0.2%
Burlington Northern Santa Fe Corporation 5.65%, 2017	57,000	56,669
6.15%, 2037	53,000	51,523
Canadian National Railway Company 6.25%, 2034	20,000	20,175
6.375%, 2037	10,000	10,233
Norfolk Southern Corporation 6.00%, 2008	50,000	50,176

		188,776

Refining - 0.1%
Denbury Resources, Inc. 7.50%, 2013	25,000	25,250
Diamond Offshore Drilling, Inc. 4.88%, 2015	30,000	29,356
Enterprise Products Operating, LP 6.30%, 2017	20,000	20,463
Marathon Oil Corporation 6.60%, 2037	15,000	15,641
Valero Energy Corporation 6.125%, 2017	55,000	55,895

		146,605

REIPs - 0.1%
ERP Operating, LP 5.25%, 2014	25,000	23,820
Federal Realty Investment Trust 6.00%, 2012	20,000	20,527
Hospitality Properties Trust 5.625%, 2017	30,000	27,762
Reckson Operating Partnership, LP 6.00%, 2016	30,000	28,001
Regency Centers, LP 5.875%, 2017	15,000	14,495
Simon Property Group, LP 5.75%, 2015	50,000	48,563

		163,168

Restaurants - 0.0%
Federated Retail Holdings, Inc. 5.35%, 2012	20,000	19,486
McDonald’s Corporation 5.30%, 2017	35,000	34,896

		54,382

91	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Retailers - 0.2%
AmeriGas Partners, LP 7.13%, 2016	$100,000	$97,000
Costco Wholesale Corporation 5.30%, 2012	30,000	30,791
Home Depot, Inc. 5.40%, 2016	35,000	33,161
JC Penney Corporation, Inc. 9.00%, 2012	30,000	33,730

		194,682

Sovereigns - 0.1%
Italy Government International Bond 5.25%, 2016	85,000	89,396

Technology - 0.3%
Cisco Systems, Inc. 5.25%, 2011	45,000	46,137
National Semiconductor Corporation 6.15%, 2012	20,000	20,388
Oracle Corporation and Ozark Holding, Inc. 5.00%, 2011	50,000	50,661
STATS ChipPAC, Ltd. 6.75%, 2011	25,000	25,062
Sungard Data Systems, Inc. 9.13%, 2013	100,000	101,750
Xerox Corporation 5.50%, 2012	15,000	15,249
6.75%, 2017	100,000	104,232

		363,479

Telecommunications - Wireless - 0.3%
America Movil S.A. de CV 6.38%, 2035	45,000	44,497
America Movil SAB de CV 5.625%, 2017	45,000	43,969
British Telecommunications plc 5.15%, 2013	40,000	39,914
New Cingular Wireless Services, Inc. 7.88%, 2011	30,000	32,489
Rogers Wireless, Inc. 9.63%, 2011	100,000	113,833
Sprint Capital Corporation 6.90%, 2019	55,000	54,635
Verizon Global Funding Corporation 7.75%, 2030	30,000	35,186
Vodafone Group plc 5.63%, 2017	35,000	34,851

		399,374

Telecommunications - Wirelines - 0.6%
AT&T Corporation 7.30%, 2011	15,000	16,253
AT&T, Inc. 5.30%, 2010	100,000	101,777

	Principal Amount	Value
CORPORATE BOND (continued)
Telecommunications - Wirelines (continued)
AT&T, Inc. (continued) 6.45%, 2034	$60,000	$61,840
Citizens Communications Company 7.125%, 2019	100,000	95,000
Nordic Telephone Company Holdings ApS 8.88%, 2016(3)(4)	100,000	102,000
Qwest Corporation 7.50%, 2014	50,000	50,750
Rogers Wireless, Inc. 7.50%, 2015	15,000	16,404
Telecom Italia Capital S.A. 5.25%, 2013	55,000	54,358
Telefonica Emisiones SAU 6.42%, 2016	75,000	78,927
Windstream Corporation 8.63%, 2016	100,000	105,000

		682,809

Textile - 0.1%
Invista 9.25%, 2012 (3)(4)	100,000	103,500

Utility - Other - 0.1%
NRG Energy, Inc. 7.38%, 2016	75,000	73,125

TOTAL CORPORATE BOND (Cost $11,237,581)		$11,098,207

FOREIGN BOND - 0.1%
Chile - 0.0%
Celulosa Arauco y Constitucion S.A. 5.13%, 2013	40,000	39,102

France - 0.1%
France Telecom S.A. 7.75%, 2011	46,000	49,442

United Kingdom - 0.0%
HBOS plc 6.00%, 2033 (1)(3)(4)	40,000	41,267

TOTAL FOREIGN BOND (Cost $128,794 )		$129,811

FOREIGN GOVERNMENT BOND – 0.1%
Mexico - 0.0%
Mexico Government International Bond 6.38%, 2013	45,000	47,857

South Africa - 0.1%
South Africa Government International Bond 6.50%, 2014	65,000	68,738

TOTAL FOREIGN GOVERNMENT BOND		$116,595
(Cost $112,200)

92	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Principal Amount	Value
PREFERRED STOCK - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association 8.25%, 2010	$1,050	$27,038
TOTAL PREFERRED STOCK (Cost $26,250)		$27,038
MUNICIPAL BOND - 0.2%
Georgia - 0.1%
State of Georgia General Obligation Unlimited 5.00%, 2019	40,000	43,932

Kansas - 0.0%
Kansas Development Finance Authority Revenue Bonds 5.50%, 2034	30,000	30,555

Maryland - 0.1%
County of Baltimore Maryland General Obligation Unlimited 5.00%, 2038	35,000	36,838
State of Maryland General Obligation Unlimited 5.00%, 2019	60,000	65,939

		102,777

New York - 0.0%
New York City Housing Development Corporation Revenue Bonds 6.42%, 2027	30,000	30,985

Oregon - 0.0%
State of Oregon General Obligation Unlimited 5.89%, 2027	15,000	15,790

West Virginia - 0.0%
Tobacco Settlement Finance Authority of West Virginia Revenue Bonds 7.467%, 2047	45,000	43,218
TOTAL MUNICIPAL BOND (Cost $264,395)		$267,257
MORTGAGE BACKED SECURITIES –15.6%
Federal Home Loan Mortgage
Corporation -1.6%
Pass-Thru’s -1.6%
Federal Home Loan Mortgage Corporation # 833174, 5.164% - 2035 (5) #1G1370, 5.744% - 2036 (5)	374,800 355,755	377,669 361,430
Federal National Mortgage Association #745279, 5.00% - 2021 #950360, 5.50% - 2022	735,877 348,550	736,599 353,072

		1,828,770

Other Non-Agency - 1.7%
CMC’s - 1.7%
American Tower Trust 2007-1A, 5.96% - 2037 (1)(3)(4)	45,000	44,608

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Other Non-Agency (continued)
CMC’s (continued)
Banc of America Commercial Mortgage, Inc. 2003-1, 4.65% - 2036 2005-3, 4.501% - 2043	$75,000 235,000	$74,152 232,115
Banc of America Mortgage Securities, Inc. 2004-A, 4.091% - 2034 (5) 2004-D, 4.197% - 2034 (5) 2004-H, 4.745% - 2034 (5) 2004-1, 4.874% - 2034 (5) 2005-J, 5.258% - 2035 (5)	48,358 4,003 22,345 23,860 45,745	47,988 3,975 22,322 23,673 45,030
Bear Stearns Commercial Mortgage Securities 2006-PW12, 5.87% - 2038 (5) 2005-PW10, 5.09% - 2040 2005-PWR8, 4.67% - 2041	175,000 111,482 60,000	179,239 111,528 57,336
Citigroup 2005-CD1, 5.40% - 2044 (5)	175,000	175,488
DLJ Commercial Mortgage Corporation 1999-CG2, 7.30% - 2032 (5)	71,022	73,003
GMAC Commercial Mortgage Securities Inc. 2001-C2, 6.70% - 2034	125,000	132,214
JP Morgan Chase Commercial Mortgage Securities, Corporation 2001-CIBC, 6.26% - 2033 2001-CIB2, 6.24% - 2035 2004-LDP4, 4.824% - 2042 (5)	101,697 40,672 75,000	105,492 41,101 73,667
LB-UBS Commercial Mortgage Trust 2004-C4, 4.567% - 2029 (5) 2005-C1, 4.742% - 2030 2006-C1, 5.16% - 2031	75,000 195,000 150,000	74,796 187,143 148,311
Morgan Stanley Dean Witter Capital I 2002-TOP7, 5.98% - 2039	200,000	208,507

		2,061,688

U.S. Government Sponsored
Agencies - 11.7%
CMO’s - 0.3%
Federal Home Loan Mortgage Corporation FHR 2614 IH, 4.50% - 2016 (1)(6) FHR 2681 PC, 5.00% - 2019	86,778 100,000	6,820 100,354
Federal National Mortgage Association FNR 2003-92 NM, 3.50% - 2013 FNR 2002-74 PJ, 5.00% - 2015 FNR 2003-40 Nl, 5.50%-2028 (1)(6) FNR 2006-35 GK, 6.00% - 2032 FNS 319 2, 6.50% - 2032 (1)(6)	26,340 78,610 8,773 108,578 12,326	26,158 78,475 389 110,541 2,840

		325,577

93	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
U.S. Government Sponsored Agencies (continued)
Pass-Thru’s - 11.4%

Federal Home Loan Mortgage Corporation
#M80714, 5.00% - 2008
#E81544, 6.00% - 2009
#B10343, 5.00% - 2018
#E99933, 5.00% - 2018
#E99966, 5.00% - 2018
#E01341, 5.50% - 2018
#G11759, 5.50% - 2018
#B19214, 5.50% - 2020
#J02272, 5.50% - 2020
#J02554, 5.50% - 2020
#G12463, 5.50% -2021
#J03203, 6.00% -2021
#J03254, 6.00% - 2021
#J03615, 6.00% -2021
#J03640, 6.00% -2021
#J03672, 6.00% -2021
#C72128, 6.00% - 2032
#C68205, 7.00% - 2032
#1B0527, 7.189% - 2032 (5)
#A12118, 5.00% -2033
#A15852, 5.00% - 2033
#A15907, 5.00% - 2033
#D86309, 5.00% - 2033
#G01628, 6.00% - 2033
#A21263, 4.50% - 2034
#G01805, 4.50% - 2035
#1G1762, 5.052%- 2035 (5)
#1H2581, 5.13% - 2036 (5)
#1G0661, 5.388% - 2036 (5)
#1G1353, 5.98% - 2036 (5)

	$18,791 37,341 6,523 3,876 23,732 7,167 187,187 24,321 77,039 78,625 67,158 78,162 23,764 110,841 70,130 30,922 60,250 5,391 3,201 52,470 18,810 24,636 28,646 121,209 140,333 294,190 38,296 80,929 18,452 134,599	$18,759 37,384 6,539 3,886 23,791 7,268 189,825 24,621 77,990 79,595 68,086 79,959 24,310 113,391 71,743 31,633 61,354 5,648 3,218 51,273 18,381 24,074 27,992 123,274 132,711 278,619 38,467 81,431 18,438 136,210
Federal National Mortgage Association #254140, 5.50% - 2017 #254234, 5.50% - 2017 #625931, 5.50% - 2017 #357280, 6.50% - 2017 #254720, 4.50% - 2018 #555345, 5.50% - 2018 #555446, 5.50% - 2018 #555526, 5.50% - 2018 #555693, 5.50% - 2018 #685202, 5.50% - 2018 #725098, 5.50% - 2018 #357475, 4.50% - 2019 #725528, 5.50% - 2019 #789885, 5.50% - 2019 #745392, 4.50% - 2020 #829028, 4.50% - 2020	4,878 4,942 4,337 21,666 101,627 4,820 7,380 114,973 68,081 63,190 14,962 105,638 11,509 14,069 132,383 173,727	4,953 5,018 4,404 22,413 99,993 4,895 7,491 116,711 69,110 64,129 15,184 103,940 11,680 14,278 130,203 170,820

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
U.S. Government Sponsored Agencies (continued)
Pass-Thru’s (continued)

Federal National Mortgage Association (continued)
#888564, 5.00% - 2021
#256353, 5.50% - 2021
#745453, 5.50% - 2021
#893404, 5.50% - 2021
#900999, 5.50% - 2021
#901000, 5.50% - 2021
#745406, 6.00% - 2021
#254514, 5.50% - 2032
#254550, 6.50% - 2032
#545759, 6.50% - 2032
#650075, 6.50% - 2032
#725027, 5.00% - 2033
#254767, 5.50% - 2033
#254983, 5.50% - 2033
#744692, 5.50% - 2033
#744750, 5.50% - 2033
#747387, 5.50% - 2033
#747549, 5.50% - 2033
#750362, 5.50% - 2033
#756190, 5.50% - 2033
#555417, 6.00% - 2033
TBA, 6.00% - 2033
#763700, 5.00% - 2034
#255028, 5.50% - 2034
#725424, 5.50% - 2034
#725773, 5.50% - 2034
#762076, 5.50% - 2034
#789293, 5.50% - 2034
#796104, 5.50% - 2034
#804395, 5.50% - 2034
#923129, 5.50% - 2034
#255459, 6.00% - 2034
#725690, 6.00% - 2034
#725704, 6.00% - 2034
#790044, 6.00% - 2034
#790217, 6.00% - 2034
#790237, 6.00% - 2034
#790629, 6.00% - 2034
#790788, 6.00% - 2034
#791574, 6.00% - 2034
#745216, 4.788% - 2035 (5)
#850863, 5.321% - 2035 (5)
#846551, 5.343% - 2035 (5)
#735500, 5.50% - 2035
#848476, 5.518% - 2035 (5)
#848522, 5.697% - 2035 (5)

$281,402 191,960 22,762 21,381 31,915 20,694 98,001 2,956 18,629 109,855 15,099 148,034 146,903 68,777 37,252 16,689 23,868 7,162 29,746 36,336 54,306 550,000 70,134 16,926 328,857 251,066 42,717 147,692 36,516 90,378 20,686 39,014 40,162 331,134 40,440 16,025 39,224 36,252 42,020 42,011 58,271 34,055 38,374 149,766 57,277 17,101	$281,678
194,416
23,066
21,661
32,332
20,965
100,463
2,962
19,258
112,926
15,609
144,659
147,012
68,828
37,279
16,702
23,886
7,167
29,768
36,363
55,392
558,422
68,508
16,904
329,101
250,740
42,749
147,954
36,518
90,383
20,687
39,671
40,839
336,926
41,122
16,295
39,885
36,863
42,728
42,719
58,391
34,067
38,386
149,675
57,027
17,178

94	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (Continued)
U.S. Government Sponsored Agencies (continued)
Pass-Thru’s (continued)
Federal National Mortgage Association (continued)
#808951, 6.00% - 2035	$374,629	$380,643
#745418, 5.50% - 2036	1,353,026	1,352,201
#745887, 5.50% - 2036	177,924	177,732
#745946, 5.50% - 2036	23,507	23,482
#745777, 5.54% - 2036 (5)	123,392	124,947
#888010, 5.984% - 2036 (5)	38,747	39,084
#893353, 6.00% - 2036	55,984	56,862
#905196, 6.034% - 2036 (5)	53,567	54,427
#745554, 6.50% - 2036	421,400	433,691
#896329, 6.50% - 2036	44,458	45,705
#918657, 5.00% - 2037	256,714	250,488
#938089, 5.00% - 2037	26,332	25,694
#938883, 5.00% - 2037	947,519	924,540
#943436, 5.00% - 2037	292,589	285,493
#924778, 5.098% - 2037 (5)	362,350	364,288
#888884, 5.50% - 2037	168,969	169,094
#899871, 5.50% - 2037	274,676	274,366
#923128, 5.50% - 2037	24,774	24,748
#939416, 5.705% - 2037 (5)	358,268	363,680
#1B3203, 5.936% - 2037 (5)	34,782	35,281
#899859, 6.50% - 2037	243,592	250,401
#928835, 6.50% - 2037	27,973	28,755
#928843, 6.50% - 2037	72,550	74,578
#948050, 6.50% - 2037	28,599	29,398
#952502, 6.50% - 2037	169,156	173,882
#959818, 6.50% - 2037	549,544	564,896
#960122, 6.50% - 2037	179,855	184,879

		13,364,457

		13,690,034

U.S. Government Sponsored Securities -0.6%
Pass-Thru’s -0.6%
Government National Mortgage Association
#780766, 7.00% - 2013	1,795	1,811
#781312, 7.00% - 2013	18,682	19,470
#67365, 11.50% - 2013	1,380	1,579
G2 2102, 8.00% -2025	935	1,007
#427029, 8.50% - 2026	1,505	1,638
G2 3295, 5.50% -2032	11,772	11,809
#604639, 5.00% - 2033	65,494	64,555
#612919, 5.00% - 2033	173,987	171,494
#615278, 5.00% - 2033	82,720	81,535
G2 3442, 5.00% -2033	158,591	154,958
G2 3458, 5.00% -2033	44,649	43,618
G2 3490, 6.50% -2033	9,629	9,974

	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
U.S. Government Sponsored Securities (continued)
Pass-Thru’s (continued)
Government National Mortgage Association (continued)
G2 3513,5.00% -2034	$56,614	$55,310
G2 3529, 5.00% -2034	13,796	13,478
#605561, 5.50% - 2034	53,356	53,762
G2 3530, 5.50% -2034	23,973	24,028
G2 3517, 6.00% -2034	32,771	33,473

		743,499

TOTAL MORTGAGE BACKED SECURITIES		$18,323,991
(Cost $18,274,010)

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 2.4%
Federal Home Loan Bank
5.60% - 2011	10,000	10,620
5.13% - 2013	165,000	173,923
5.25% - 2014	135,000	143,524
Federal Home Loan Mortgage Corporation
5.13% - 2009	75,000	76,029
4.13% - 2010	145,000	146,939
6.00% - 2011	200,000	214,887
Federal National Mortgage Association
3.25% - 2008	490,000	486,797
6.63% - 2010	140,000	151,371
6.00% - 2011	362,000	388,464
4.38% - 2012	630,000	642,846
4.38% - 2015	150,000	151,234
4.88% - 2016	165,000	169,617

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES		$2,756,251
(Cost $2,676,718)

U.S. GOVERNMENT SECURITIES - 5. 0%
U.S. Treasury Bonds
4.25%, 2014	1,285,000	1,325,659
8.00%, 2021	110,000	150,545
5.50%, 2028	210,000	237,792
4.75%, 2037	490,000	512,816
U.S. Treasury Inflation Indexed Bonds
2.00%, 2014	388,399	401,295
U.S. Treasury Notes
2.625%, 2008	130,000	129,665
3.375%, 2008	25,000	25,002
4.25%, 2017	10,000	10,174
4.75%, 2017	2,920,000	3,084,022

TOTAL U.S. GOVERNMENT SECURITIES		$5,876,970
(Cost $5,659,266)

95	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series N (Managed Asset Allocation Series)
December 31, 2007 - continued

	Principal Amount	Value
ASSET BACKED SECURITIES - 2.2%
Auto - 1.0%
AmeriCredit Automobile Receivables Trust 2006-RM 5.53% 2014	$280,000	$285,078
Capital Auto Receivables Asset Trust 2006-1, 5.26%, 2010	60,000	60,681
2006-SN1A, 5.32%, 2010 (1)(3)(4)	175,000	175,945
2006-SN1A, 5.50%, 2010 (1)(3)(4)	25,000	25,202
Capital One Prime Auto Receivables Trust 2006-2, 4.94%, 2012	75,000	75,544
Hyundai Auto Receivables Trust 2007-A, 5.04%, 2012	50,000	50,236
2006-A, 5.26%, 2012	70,000	70,672
Triad Auto Receivables Owner Trust 2006-B, 5.52%, 2012	100,000	101,678
USAA Auto Owner Trust 2007-2, 4.90%, 2012	150,000	150,993
2007-1, 5.55%, 2013	130,000	132,778

		1,128,807

Credit Cards -0.8%
BA Credit Card Trust 2006-A9, 5.038%, 2013 (5)	175,000	173,773
2007-C1, 5.318%, 2014 (5)	175,000	162,121
Capital One Multi-Asset Execution Trust 2007-C3, 5.318%, 2013 (5)	70,000	66,659
2005-A7, 4.70%, 2015	70,000	70,480
Citibank Credit Card Issuance Trust 2007-A5, 5.50%, 2012	175,000	179,847
GE Capital Credit Card Master Note Trust 2006-1, 5.08%, 2012	50,000	50,655
2007-3, 5.328%, 2013 (5)	90,000	86,650
MBNA Credit Card Master Note Trust 2005-A3, 4.10%, 2012	185,000	184,623
2006-C3, 5.318%, 2013 (5)	35,000	32,908

		1,007,716

Home Equity Loans - 0.0%
BankBoston Home Equity Loan Trust 1998-1, 6.35%, 2013	7,004	6,992
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-2, 5.60%, 2031	7,155	6,194

		13,186

Other - 0.4%
CenterPoint Energy Transition Bond Company LLC 2001-1, 5.63%, 2015	75,000	78,031
CNH Equipment Trust 2007-A, 5.08%, 2014	50,000	48,822
GE Equipment Small Ticket LLC 2005-1A, 4.51%, 2014 (1)(3)(4)	100,000	99,936

	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Other (continued)
Marriott Vacation Club Owner Trust 2006-2A, 5.36%, 2028 (1)(3)(4)	$25,578	$26,057
2006-1A, 5.74%, 2028 (1)(3)(4)	91,656	92,898
Peco Energy Transition Trust 2001-A, 6.52%, 2010	100,000	106,023

		451,767

TOTAL ASSET BACKED SECURITIES (Cost $2,596,503)		$2,601,476

SHORT TERM INVESTMENTS - 2.4%
State Street GA Money Market Fund	$741,962	$741,962
T. Rowe Price Reserve Investment Fund	2,093,586	2,093,586

TOTAL SHORT TERM INVESTMENTS		$2,835,548
(Cost $2,835,548)

Total Investments (SBL N Fund)		$116,931,697
(Cost $108,986,872) - 99.6%
Other Assets in Excess of Liabilities - 0.4%		491,269

TOTAL NET ASSETS - 100.0%		$117,422,966

Footnotes

Percentages are stated as a percent of net assets. For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $109,676,626.

*	- Non-income producing security
1	- Security is deemed illiquid. The total market value of illiquid securities is $1,138,463 (cost $1,150,779), or 1.0% of total net assets.
2	- Security is a PFIC (Passive Foreign Investment Company)
3	- Security was acquired through a private placement.
4	- Security is a 144A security. The total market value of 144A securities is $1,809,090 (cost $1,814,024), or 1.5% of total net assets.
5	- Variable rate security. Rate indicated is rate effective at December 31, 2007.
6	- Security is an interest-only strip. Rate indicated is effective yield at December 31, 2007.

Glossary:
ADR	- American Depositary Receipt
plc	- Public Limited Company

See notes to financial statements.

96	The accompanying notes are an integral part of the financial statements

Series N
(Managed Asset Allocation Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$116,931,697
Cash denominated in a foreign currency, at value**	80,102
Receivables:
Fund shares sold	950,112
Securities sold	654,791
Interest	395,986
Dividends	86,895
Foreign taxes recoverable	2,765
Prepaid expenses	2,141

Total assets	119,104,489

Liabilities:
Payable for:
Fund shares redeemed	282,782
Securities purchased	1,215,751
Management fees	98,729
Administration fees	47,809
Transfer agent/maintenance fees	2,083
Custodian fees	9,698
Directors’ fees	1,044
Professional fees	13,875
Other fees	9,752

Total liabilities	1,681,523

Net assets	$117,422,966

Net assets consist of:
Paid in capital	$99,534,605
Undistributed net investment income	1,631,412
Undistributed net realized gain on sale of investments and foreign currency transactions	8,313,207
Net unrealized appreciation in value of investments and translation of assets and liabilities in foreign currencies	7,943,742

Net assets	$117,422,966

Capital shares authorized	unlimited
Capital shares outstanding	5,969,121
Net asset value per share
(net assets divided by shares outstanding)	$19.67

*Investments, at cost	$108,986,872
**Cash denominated in a foreign currency, at cost	79,864

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign withholding tax $37,697)	$1,286,300
Interest	2,116,643

Total investment income	3,402,943

Expenses:
Management fees	1,116,302
Administration fees	304,727
Transfer agent/maintenance fees	25,236
Custodian fees	89,858
Directors’ fees	5,718
Professional fees	16,335
Reports to shareholders	12,978
Other	7,822

Total expenses	1,578,976
Less:
Earnings credits applied	(757)

Net expenses	1,578,219

Net investment income	1,824,724

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	8,791,109
Foreign currency transactions	(1,996)

Net realized gain	8,789,113

Net unrealized appreciation (depreciation) during the year on:
Investments	(4,154,168)
Translation of assets and liabilities in foreign currencies	190

Net unrealized depreciation	(4,153,978)

Net realized and unrealized gain	4,635,135

Net increase in net assets resulting from operations	$6,459,859

97	The accompanying notes are an integral part of the financial statements

Series N
Statement of Changes in Net Assets	(Managed Asset Allocation Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$1,824,724	$1,656,115
Net realized gain during the year on investments and foreign currency transactions	8,789,113	6,320,266
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	(4,153,978)	3,605,084

Net increase in net assets resulting from operations	6,459,859	11,581,465

Capital share transactions:
Proceeds from sale of shares	35,470,333	28,766,803
Cost of shares redeemed	(29,807,539)	(32,737,523)

Net increase (decrease) from capital share transactions	5,662,794	(3,970,720)

Net increase in net assets	12,122,653	7,610,745

Net assets:
Beginning of year	105,300,313	97,689,568

End of year	$117,422,966	$105,300,313

Undistributed net investment income at end of year	$1,631,412	$1,461,148

Capital share activity:
Shares sold	1,827,693	1,670,487
Shares redeemed	(1,536,011)	(1,896,770)

Total capital share activity	291,682	(226,283)

98	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series N
Selected data for each share of capital stock outstanding throughout each year	(Managed Asset Allocation Series)

	2007	2006	2005	2004	Year Ended December 31, 2003

Per Share Data
Net asset value, beginning of period	$18.55	$16.55	$15.86	$14.40	$11.80

Income (loss) from investment operations:
Net investment income[a]	0.32	0.30	0.23	0.27	0.23
Net gain on securities (realized and unrealized)	0.80	1.70	0.46	1.27	2.59

Total from investment operations	1.12	2.00	0.69	1.54	2.82

Less distributions:
Dividends from net investment income	–	–	–	(0.08)	(0.22)

Total distributions	–	–	–	(0.08)	(0.22)

Net asset value, end of period	$19.67	$18.55	$16.55	$15.86	$14.40

Total Return[b]	6.04%	12.08%	4.35%	10.72%	23.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,423	$105,300	$97,690	$93,087	$86,383

Ratios to average net assets:
Net investment income	1.63%	1.63%	1.44%	1.75%	1.86%
Total expenses[c]	1.41%	1.41%	1.41%	1.39%	1.23%
Net expenses[d]	1.41%	1.40%	1.41%	1.39%	1.23%
Net expenses prior to custodian earnings credits and net of expense waivers	1.41%	1.41%	1.41%	1.39%	1.23%

Portfolio turnover rate	75%	63%	67%	79%	98%

a Net investment income (loss) was computed using average shares outstanding throughout the period.

b Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

99	The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

100

Manager’s Commentary	Series O
February 15, 2008	(Equity Income Series)

Subadviser, T. Rowe Price Associates, Inc.

Performance

The portfolio managed a positive return in 2007, but trailed the Standard & Poor’s 500 Stock Index. Underperformance was primarily a result of positioning among information technology shares. The largest contribution to relative results came from stock picks among financials shares.

Market Environment

Stocks hit record highs in 2007, before the housing, credit and liquidity crises ultimately brought the party to a halt. For the year, value stocks produced negative returns across all capitalization ranges, lagging growth-oriented shares, as measured by the S&P indexes. In the S&P 500 Stock Index, energy (+34%) was the best-performing sector, followed by materials and utilities (+23% and +19%, respectively). Financial (–19%) and consumer discretionary (–13%) shares were the worst performers, weighed down by worry about fallout from ongoing financial and credit problems.

Portfolio Review

The main sources of weakness compared with the Index were stock selection and an underweight position in information technology stocks. Stock selection hurt in the computers and peripherals industry, where an underweight to Apple was the leading detractor. Positioning in the Internet software and services industry also detracted behind an overweight to Yahoo! and underweight to Google.

In materials, paper and forest products, International Paper was a notable detractor because of a poor economic outlook and estimates of higher-than-expected costs and working capital use going forward. Stock picks had a negative effect in chemicals, where it hurt to be underweight Monsanto and overweight International Flavors & Fragrances and Dupont.

Stock selection limited relative results in utilities, though it helped to be overweight one of the best-performing sectors in the Index. These stocks were attractive during a period of economic and market uncertainty because of their steady-to-improving fundamentals. Multi-utility NiSource underperformed as a result of disappointing earnings, and after a lengthy strategic review turned up no ways to unlock shareholder value.

Looking at positive contributors, the main source of strength relative to the Index was positioning in the financial sector, where it helped to be underweight the hard-hit banking and diversified financial services stocks—an underweight to Citigroup was a key source of relative strength. Capital market-related shares also helped relative results behind custody banks State Street and Bank of New York Mellon. In addition, Charles Schwab performed well on new client acquisition and asset growth.

An overweight position and stock selection among energy shares were further sources of relative strength. Stock picks contributed most among oil, gas, and consumable fuels shares, led by Hess, Murphy Oil, and ExxonMobil.

Outlook

It is important for investors be patient through this period of transition and adjustment as the market corrects the excesses created by the strong economic environment over the last five years. The Federal Reserve’s emerging focus on market stability and relative attractiveness of equities versus fixed-income securities is a positive development. As we look at valuations, we see some great opportunities for those with a higher tolerance for risk, making this arguably a great time to invest in some of the more troubled sectors of the market. That is what our value funds will be doing.

We look forward to better times ahead.

Sincerely,

Brian C. Rogers, Portfolio Manager

101

Series O
Performance Summary	(Equity Income Series)
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on December 31, 1997, and reflects the fees and expenses of Series O. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns
Periods Ended 12-31-07[1]	1 Year	5 Years	10 Years
Series O	2.82%	12.68%	7.29%

1  Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector
Consumer Discretionary	12.82%
Consumer Staples	9.62
Energy	13.11
Financials	19.06
Health Care	8.99
Industrials	10.95
Information Technology	6.64
Materials	4.92
Telecommunication Services	4.45
Utilities	5.01
Convertible Bond	0.13
Short Term Investments	4.07
Other Assets in Excess of Liabilities	0.23
Total Net Assets	100.00%

102	The accompanying notes are an integral part of the financial statements

Series O
Performance Summary	(Equity Income Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]

Series O (Equity Income Series)
Actual	$1,000.00	$953.10	$5.66
Hypothetical	1,000.00	1,019.41	5.85

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was (4.69%).

2 Expenses are equal to the Series annualized expense ratio of 1.15%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

103

Schedule of Investments	Series O (Equity Income Series)
December 31, 2007

	Shares	Value
COMMON STOCK -94.5%
Aerospace & Defense - 1.2%
Honeywell International, Inc.	40,000	$2,462,800
Raytheon Company	15,400	934,780

		3,397,580

Air Freight & Logistics - 0.3%
United Parcel Service, Inc. (CI.B)	12,500	884,000

Airlines - 0.3%
Southwest Airlines Company	62,700	764,940

Aluminum - 0.6%
Alcoa, Inc.	50,100	1,831,155

Asset Management & Custody
Banks - 2.9%
Bank of New York Mellon
Corporation	79,200	3,861,792
Legg Mason, Inc.	27,700	2,026,255
State Street Corporation	31,500	2,557,800

		8,445,847

Automobile Manufacturers - 0.2%
Ford Motor Company *	93,000	625,890

Biotechnology - 0.8%
Amgen, Inc. *	52,300	2,428,812

Brewers - 1.1%
Anheuser-Busch Companies, Inc.	62,200	3,255,548

Broadcasting & Cable TV - 1.1%
Cablevision Systems Corporation *	43,100	1,055,950
CBS Corporation (CI.B)	70,200	1,912,950
Comcast Corporation *	12,300	224,598

		3,193,498

Building Products - 1.1%
Masco Corporation	97,600	2,109,136
USG Corporation *	31,500	1,127,385

		3,236,521

Communications Equipment - 0.9%
Alcatel-Lucent ADR	141,600	1,036,512
Motorola, Inc.	89,800	1,440,392

		2,476,904

Computer Hardware - 0.9%
Dell, Inc. *	102,900	2,522,079

Construction Materials - 0.6%
Vulcan Materials Company	21,300	1,684,617

Consumer Finance - 1.1%
Capital One Financial Corporation	36,900	1,743,894
SLM Corporation	73,300	1,476,262

		3,220,156

Data Processing & Outsourced
Services -0.6%
Computer Sciences Corporation *	25,200	1,246,644

	Shares	Value
COMMON STOCK (continued)
Data Processing & Outsourced Services
(continued)
Electronic Data Systems
Corporation	27,700	$574,221

		1,820,865

Distributors - 0.5%
Genuine Parts Company	33,300	1,541,790

Diversified Banks - 1.7%
U.S. Bancorp	116,600	3,700,884
Wells Fargo & Company	43,100	1,301,189

		5,002,073

Diversified Chemicals - 0.9%
E.I. Du Pont de Nemours &
Company	56,800	2,504,312

Drug Retail - 0.0%
Walgreen Company	3,100	118,048

Electric Utilities - 3.3%
Duke Energy Corporation	88,400	1,783,028
Entergy Corporation	21,500	2,569,680
FirstEnergy Corporation	27,557	1,993,473
Pinnacle West Capital Corporation	27,800	1,178,998
Progress Energy, Inc.	43,000	2,082,490

		9,607,669

Electrical Components &
Equipment - 0.5%
Cooper Industries, Ltd.	27,676	1,463,507

Environmental & Facilities
Services - 0.5%
Waste Management, Inc.	47,322	1,546,010

Health Care Distributors - 0.1%
Cardinal Health, Inc.	3,100	179,025

Health Care Equipment - 0.7%
Baxter International, Inc.	25,900	1,503,495
Boston Scientific Corporation *	37,300	433,799

		1,937,294

Home Improvement Retail - 1.0%
Home Depot, Inc.	101,800	2,742,492

Homebuilding - 0.3%
DR Horton, Inc.	60,700	799,419

Homefurnishing Retail - 0.6%
Bed Bath & Beyond, Inc. *	63,000	1,851,570

Household Appliances - 0.2%
Whirlpool Corporation	8,600	702,018

Household Products - 2.4%
Colgate-Palmolive Company	27,700	2,159,492
Kimberly-Clark Corporation	25,200	1,747,368

104	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series 0 (Equity Income Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Household Products (continued)
Procter & Gamble Company	40,100	$2,944,142

		6,851,002

Housewares & Specialties - 1.6%
Fortune Brands, Inc.	30,000	2,170,800
Newell Rubbermaid, Inc.	92,600	2,396,488

		4,567,288

Hypermarkets & Super Centers - 1.0%
Wal-Mart Stores, Inc.	63,100	2,999,143

Industrial Conglomerates - 4.5%
3M Company	44,100	3,718,512
General Electric Company	252,700	9,367,589

		13,086,101

Industrial Machinery - 1.0%
Illinois Tool Works, Inc.	52,400	2,805,496

Insurance Brokers - 1.3%
Marsh & McLennan Companies, Inc.	146,600	3,880,502

Integrated Oil & Gas - 10.1%
BP plc ADR	34,384	2,515,877
Chevron Corporation	78,332	7,310,726
Exxon Mobil Corporation	75,968	7,117,442
Hess Corporation	37,000	3,731,820
Murphy Oil Corporation	37,800	3,206,952
Royal Dutch Shell plc ADR	62,300	5,245,660

		29,128,477

Integrated Telecommunication
Services - 3.9%
AT&T, Inc.	150,201	6,242,353
Qwest Communications International, Inc.	289,901	2,032,206
Verizon Communications, Inc.	66,236	2,893,851

		11,168,410

Internet Software & Services - 0.7%
Yahoo!, Inc. *	90,700	2,109,682

Investment Banking & Brokerage - 1.2%
Charles Schwab Corporation	12,300	314,265
Merrill Lynch & Company, Inc.	59,000	3,167,120

		3,481,385

Leisure Products - 0.5%
Mattel, Inc.	72,900	1,388,016

Life & Health Insurance - 1.0%
Lincoln National Corporation	47,324	2,755,203

Motorcycle Manufacturers - 0.6%
Harley-Davidson, Inc.	36,900	1,723,599

Movies & Entertainment - 2.0%
Time Warner, Inc.	191,200	3,156,712

	Shares	Value
COMMON STOCK (continued)
Movies & Entertainment (continued)
Walt Disney Company	78,300	$2,527,524

		5,684,236

Multi-Line Insurance - 1.6%
American International Group, Inc.	58,000	3,381,400
Genworth Financial, Inc.	46,200	1,175,790

		4,557,190

Multi-Utilities - 1.7%
NiSource, Inc.	132,400	2,501,036
TECO Energy, Inc.	30,800	530,068
Xcel Energy, Inc.	79,200	1,787,544

		4,818,648

Office Services & Supplies - 0.9%
Avery Dennison Corporation	46,200	2,455,068

Oil & Gas Equipment & Services - 1.3%
BJ Services Company	49,900	1,210,574
Schlumberger, Ltd.	25,200	2,478,924

		3,689,498

Oil & Gas Exploration &
Production - 1.1%
Anadarko Petroleum Corporation	48,600	3,192,534

Oil & Gas Storage &
Transportation - 0.5%
Spectra Energy Corporation	50,200	1,296,164

Other Diversified Financial
Services - 3.1%
Citigroup, Inc.	71,733	2,111,820
JPMorgan Chase & Company	154,462	6,742,266

		8,854,086

Packaged Foods & Meats - 3.1%
Campbell Soup Company	25,200	900,396
General Mills, Inc.	42,500	2,422,500
Hershey Company	61,800	2,434,920
Kraft Foods, Inc.	56,200	1,833,806
McCormick & Company, Inc.	32,100	1,216,911

		8,808,533

Paper Products - 2.0%
International Paper Company	122,920	3,980,150
MeadWestvaco Corporation	56,700	1,774,710

		5,754,860

Personal Products - 0.7%
Avon Products, Inc.	52,400	2,071,372

Pharmaceuticals - 7.4%
Abbott Laboratories	37,300	2,094,395
Bristol-Myers Squibb Company	80,400	2,132,208
Eli Lilly & Company	72,300	3,860,097
Johnson & Johnson	56,700	3,781,890
Merck & Company, Inc.	67,700	3,934,047
Pfizer, Inc.	140,400	3,191,292

105	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series 0 (Equity Income Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Pharmaceuticals (continued)
Wyeth	53,700	$2,373,003

		21,366,932

Photographic Products - 0.6%
Eastman Kodak Company	81,500	1,782,405

Property & Casualty Insurance - 1.7%
Chubb Corporation	23,600	1,288,088
Progressive Corporation	65,500	1,254,980
Travelers Companies, Inc.	44,184	2,377,099

		4,920,167

Publishing - 2.4%
Gannett Company, Inc.	61,600	2,402,400
McGraw-Hill Companies, Inc.	61,600	2,698,696
New York Times Company	100,900	1,768,777

		6,869,873

Railroads - 0.7%
Union Pacific Corporation	15,400	1,934,548

Regional Banks - 2.2%
Fifth Third Bancorp	83,100	2,088,303
Keycorp	12,300	288,435
National City Corporation	44,000	724,240
SunTrust Banks, Inc.	52,400	3,274,476

		6,375,454

Semiconductor Equipment - 0.2%
Applied Materials, Inc.	36,900	655,344

Semiconductors - 1.3%
Analog Devices, Inc.	68,400	2,168,280
Intel Corporation	62,400	1,663,584

		3,831,864

Soft Drinks - 0.8%
Coca-Cola Company	37,400	2,295,238

Specialized Consumer Services - 0.7%
H&R Block, Inc.	103,800	1,927,566

Specialty Chemicals - 0.8%
International Flavors &
Fragrances, Inc.	49,800	2,396,874

Systems Software - 2.0%
Microsoft Corporation	160,400	5,710,240

Thrifts & Mortgage Finance - 0.8%
Countrywide Financial Corporation	59,900	535,506
Federal National Mortgage
Association	45,300	1,811,094

		2,346,600

Tobacco - 0.5%
UST, Inc.	24,500	1,342,600

	Shares	Value
COMMON STOCK (continued)
Wireless Telecommunication
Services - 0.6%
Sprint Nextel Corporation	127,300	$1,671,449

TOTAL COMMON STOCK (Cost $238,243,962)		$272,337,286

FOREIGN STOCK - 1.0%
Japan - 0.5%
Sony Corporation	27,700	1,541,167

Norway - 0.2%
StatoilHydro ASA	15,400	479,018

United Kingdom - 0.3%
Royal Bank of Scotland Group plc	101,500	895,144

TOTAL FOREIGN STOCK (Cost $2,733,926)		$2,915,329

PREFERRED STOCK - 0.1%
Diversified Financial Services - 0.1%
SLM Corporation *	200	206,701

TOTAL PREFERRED STOCK (Cost $200,000)		$206,701

	Principal Amount	Value
CONVERTIBLE BOND - 0.1%
Automotive - 0.1%
Ford Motor Company
4.25%, 2036	$380,000	377,625

TOTAL CONVERTIBLE BOND (Cost $380,000)		$377,625

SHORT TERM INVESTMENTS - 4.1%
State Street GA Money Market Fund	$4,367,715	$4,367,715
T. Rowe Price Reserve Investment Fund	7,367,430	7,367,430

TOTAL SHORT TERM INVESTMENTS		$11,735,145
(Cost $11,735,145)

Total Investments (SBL 0 Fund)		$287,572,086
(Cost $253,293,033) - 99.8%
Other Assets in Excess of Liabilities - 0.2%		660,838

TOTAL NET ASSETS - 100.0%		$288,232,924

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $254,559,184.

*	-	Non-income producing security
Glossary:
ADR	-	American Depositary Receipt
plc	-	Public Limited Company

See notes to financial statements.

106	The accompanying notes are an integral part of the financial statements

Series O
(Equity Income Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$287,572,086
Cash denominated in a foreign currency, at value**	3,923
Receivables:
Fund shares sold	217,001
Securities sold	1,265,168
Interest	47,487
Dividends	447,143
Prepaid expenses	6,100

Total assets	289,558,908

Liabilities:

Payable for:
Fund shares redeemed	315,348
Securities purchased	691,840
Management fees	247,287
Administration fees	24,302
Transfer agent/maintenance fees	2,083
Custodian fees	2,906
Directors’ fees	3,362
Professional fees	25,500
Other fees	13,356

Total liabilities	1,325,984

Net assets	$288,232,924

Net assets consist of:
Paid in capital	$225,776,554
Undistributed net investment income	4,349,961
Undistributed net realized gain on sale of investments	23,822,776
Net unrealized appreciation in value of investments	34,283,633

Net assets	$288,232,924

Capital shares authorized	unlimited
Capital shares outstanding	12,332,020
Net asset value per share
(net assets divided by shares outstanding)	$23.37

*Investments, at cost	$253,293,033
**Cash denominated in a foreign currency, at cost	3,818

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign withholding tax $ 11,302)	$7,100,659
Interest	751,504

Total investment income	7,852,163

Expenses:
Management fees	3,063,716
Administration fees	294,203
Transfer agent/maintenance fees	25,242
Custodian fees	29,602
Directors’ fees	18,038
Professional fees	32,635
Reports to shareholders	25,850
Other	12,695

Total expenses	3,501,981
Less:
Earnings credits applied	(1,416)

Net expenses	3,500,565

Net investment income	4,351,598

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	25,067,274
Foreign currency transactions	(8,118)

Net realized gain	25,059,156

Net unrealized appreciation (depreciation) during the year on:
Investments	(20,702,751)
Translation of assets and liabilities in foreign currencies	4,694

Net unrealized depreciation	(20,698,057)

Net realized and unrealized gain	4,361,099

Net increase in net assets resulting from operations	$8,712,697

107	The accompanying notes are an integral part of the financial statements

Series O
Statement of Changes in Net Assets	(Equity Income Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets from operations:
Net investment income	$4,351,598	$3,876,902
Net realized gain during the year on investments	25,059,156	14,010,226
Net unrealized appreciation (depreciation) during the year on investments	(20,698,057)	29,953,403

Net increase in net assets resulting from operations	8,712,697	47,840,531

Capital share transactions:
Proceeds from sale of shares	81,132,971	67,270,515
Cost of shares redeemed	(96,662,088)	(79,789,663)

Net decrease from capital share transactions	(15,529,117)	(12,519,148)

Net increase (decrease) in net assets	(6,816,420)	35,321,383

Net assets:
Beginning of year	295,049,344	259,727,961

End of year	$288,232,924	$295,049,344

Undistributed net investment income at end of year	$4,349,961	$3,879,221

Capital share activity:
Shares sold	3,414,048	3,278,641
Shares redeemed	(4,064,045)	(3,873,880)

Total capital share activity	(649,997)	(595,239)

108	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series O
Selected data for each share of capital stock outstanding throughout each year	(Equity Income Series)

					Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data
Net asset value, beginning of period	$22.73	$19.13	$18.44	$16.14	$13.17

Income (loss) from investment operations:
Net investment income[a]	0.34	0.31	0.23	0.21	0.22
Net gain on securities (realized and unrealized)	0.30	3.29	0.46	2.12	3.09

Total from investment operations	0.64	3.60	0.69	2.33	3.31

Less distributions:
Dividends from net investment income	–	–	–	(0.03)	(0.20)
Distributions from realized gains	–	–	–	–	(0.14)

Total distributions	–	–	–	(0.03)	(0.34)

Net asset value, end of period	$23.37	$22.73	$19.13	$18.44	$16.14

Total Return[b]	2.82%	18.82%	3.74%	14.43%	25.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$288,233	$295,049	$259,728	$240,833	$196,720

Ratios to average net assets:
Net investment income	1.42%	1.41%	1.29%	1.31%	1.55%
Total expenses[c]	1.14%	1.15%	1.15%	1.13%	1.09%
Net expenses[d]	1.14%	1.15%	1.15%	1.13%	1.08%
Net expenses prior to custodian earnings credits and net of expense waivers	1.14%	1.15%	1.15%	1.13%	1.09%

Portfolio turnover rate	25%	18%	20%	20%	19%

a Net investment income (loss) was computed using average shares outstanding throughout the period.

b Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

109	The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

110

Manager’s Commentary	Series P
February 15, 2008	(High Yield Series)

Adviser, Security Global Investors

To Our Shareholders:

Series P of the SBL Fund - High Yield Series recorded a gain of 2.08% for the year ended December 31, 2007, outdistancing the 1.87% peraformance of its benchmark, the Lehman High Yield Index, while falling short of the 2.51% return for theSeries’ peer group.

The High Yield Fund will primarily invest in a diversified portfolio consisting of a broad range of high yield, high-risk debt securities rated below the top four long-term credit rating categories and maintain a dollar-weighted average duration of 3 to 15 years.

The Series’ investment approach uses a bottom-up process in selecting high yield securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, its debt service coverage or ability to make interest payments on its debt, cash flow, and general economic and market factors. Relative value analysis compares the credit risk and yield of a security to that of other securities. We search for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade would typically increase the value of the security.

High Yield Market Review

The high yield market produced lackluster results during the year as the credit and financial market turmoil caused investors to shun risk and seek higher quality securities. The high yield market reached historically tight spread levels on June 1 and then widened materially throughout the second half. Additionally, LBO-related activity slowed dramatically from its record 2006 pace as risk aversion took hold of the market. Although spreads widened and bond issuance slowed, the high yield corporate default rate fell to a record low of 0.9% at year-end.

Fund Performance

Due to tight credit spreads at the start of the year, the Series was in a defensive posture of higher quality, shorter duration issues. The market was not paying investors to take risk and extend to longer duration positions. The Series maintained its defensive position as the sub-prime mortgage issues worked their way through the financial system and credit markets deteriorated.

The Series’ core holdings in shorter maturity bonds provided solid income generation and stable current yields. These shorter maturity bonds are not as sensitive to credit spread movements. Therefore, as credit spreads widened during the year, these bonds lost less of their principal value compared to longer maturity bonds, while still collecting interest payments.

Within the financial sector, a few bonds helped to produce significant performance for the Series. A foreign bank, Doral Financial Corporation, was able to refinance a maturing bond and Fairfax Financial Holdings, a property casualty insurer, generated strong profits. Also contributing to performance, the Series was able to benefit by avoiding numerous pitfalls. The consumer cyclical sector’s bonds in the Series outperformed the benchmark by holding steady performers and by avoiding homebuilding and building materials companies as these companies struggled due to the housing slowdown.

The communications sector had a negative impact on the Fund due to security selection in a newspaper publisher, Morris Publishing, and a radio broadcasting company, Cumulus Media, as the slowing economy caused advertising revenue to weaken.

2008 Market Outlook

As we enter 2008, we remain cautious and defensive on the market given the continued concern about a potential recession and higher corporate default rates. Although default rates reached historic lows, it is expected to increase closer to its long-run average in 2008. Therefore, the Series will continue to hold higher quality, shorter maturity securities. As mentioned earlier, spreads widened materially during the second half of 2007 and now more appropriately reflect the risk associated with high yield securities. While not cheap, we believe current spreads reflect a more fair valuation considering the risk. We will continue to monitor the ongoing credit and financial market dislocations and incrementally add risk to the Series when it is appropriate.

We appreciate your business and thank you for being an investor in the Series.

Sincerely,

David Toussaint, Portfolio Manager

111

Performance Summary	Series P (High Yield Series)
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on December 31, 1997 and reflects the fees and expenses of Series P. The Lehman Brothers High Yield Index is an unmanaged index that tracks below investment grade bonds.

Average Annual Returns
Periods Ended 12-31-07[1]	1 Year	5 Years	10 Years

Series P	2.08%	9.86%	5.89%

[1]   Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Comparison by Quality Ratings (Based on Standard & Poor’s Ratings)
AAA	3.56%
A	0.03
BBB	4.59
BB	23.41
B	40.81
CCC	17.47
CC	1.04
D	0.01
NR	5.30
Common Stocks	0.05
Preferred Stocks	3.04
Commercial Paper	3.90
Repurchase Agreement	0.16
Liabilities in Excess of Other Assets	(3.37)
Total Net Assets	100.00%

112	The accompanying notes are an integral part of the financial statements

Series P
Performance Summary	(High Yield Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]

Series P (High Yield Series)
Actual	$1,000.00	$993.78	$4.62
Hypothetical	1,000.00	1,020.57	4.69

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was (0.62%).

2 Expenses are equal to the Series annualized expense ratio of 0.92%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

113

Schedule of Investments	Series P (High Yield Series)
December 31, 2007

	Shares	Value
COMMON STOCK -0.0%
Air Freight & Logistics - 0.0%
Atlas Air Worldwide Holdings,
Inc. *	57	$3,090

Airlines - 0.0%
ACE Aviation Holdings, Inc. *	32	919
Delta Air Lines, Inc. *	1,719	25,596
Northwest Airlines Corporation *	291	4,223

		30,738

Broadcasting & Cable TV - 0.0%
Adelphia Recovery Trust *	5,270	356
Time Warner Cable, Inc. *	304	8,375

		8,731

Electronic Manufacturing
Services - 0.0%
Viasystems Group, Inc. *	1,207	10,561

Health Care Equipment - 0.0%
MEDIQ, Inc. * (1)	92	1

Mortgage REIT’s - 0.0%
Bimini Capital Management,
Inc. (2)	30,450	7,003
HomeBanc Corporation	30,000	60

		7,063

TOTAL COMMON STOCK (Cost $746,358)		$60,184

	Principal Amount	Value
CONVERTIBLE BOND - 4.5%
Aerospace & Defense - 0.8%
DRS Technologies, Inc.
2.00%, 2026 (3)(4)	$800,000	869,000

Automotive - 0.6%
Sonic Automotive, Inc.
5.25%, 2009	650,000	637,000

Broadcast Media - 0.7%
Sinclair Broadcast Group, Inc.
4.875%, 2018 (5)	850,000	776,688

Health Care Services - 0.9%
Aspect Medical Systems, Inc.
2.50%, 2014	725,000	661,562
InvaCare Corporation
4.125%, 2027 (3)(4)	350,000	420,735

		1,082,297

Petroleum - 0.9%
USEC, Inc.
3.00%, 2014	1,100,000	1,075,250

	Principal Amount	Value
CONVERTIBLE BOND (continued)
Telecommunications - 0.6%
Nextel Communications, Inc.
5.25%, 2010	$750,000	$742,500

TOTAL CONVERTIBLE BOND (Cost $5,104,276)		$5,182,735

CORPORATE BOND - 82.2%
Aerospace & Defense - 3.8%
Bombardier, Inc.
6.75%, 2012 (3)(4)	1,075,000	1,088,438
Esterline Technologies Corporation
7.75%, 2013 (4)	610,000	625,250
L-3 Communications Corporation
7.63%, 2012	1,275,000	1,305,281
Vought Aircraft Industries, Inc.
8.00%, 2011	1,450,000	1,373,875

		4,392,844

Airlines - 2.6%
Calair Capital Corporation
8.13%, 2008	675,000	675,000
Continental Airlines, Inc.
7.03%, 2011	296,573	287,861
8.31%, 2011	571,944	561,935
Delta Air Lines, Inc.
7.90%, 2009 (6)	75,000	3,562
7.71%, 2011	530,000	508,800
7.78%, 2012	979,081	959,500
Northwest Airlines, Inc.
9.88%, 2008	10,000	338

		2,996,996

Automotive - 5.5%
Dura Operating Corporation
8.625%, 2012 (6)	10,000	1,450
Ford Motor Credit Company LLC
9.693%, 2012 (7)	300,000	295,012
General Motors Acceptance Corporation
6.75%, 2014	650,000	524,257
8.00%, 2031	1,350,000	1,132,481
Group 1 Automotive, Inc.
8.25%, 2013	1,050,000	1,013,250
Metaldyne Corporation
11.00%, 2012	1,000,000	645,000
Sonic Automotive, Inc.
8.63%, 2013	600,000	583,500
Tenneco, Inc.
8.63%, 2014	550,000	540,375
TRW Automotive, Inc.
7.00%, 2014 (3)(4)	500,000	460,000
7.25%, 2014 (3)(4)	1,250,000	1,121,875

		6,317,200

Banking - 0.8%
Cardtronics, Inc.
9.25%, 2013	900,000	877,500

114	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P (High Yield Series)
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Banking (continued)
FCB Capital Trust
8.05%, 2028	$75,000	$78,296
Western Financial Bank
9.625%, 2012	5,000	5,378

		961,174

Brokerage - 2.8%
E*Trade Financial Corporation
8.00%, 2011	1,650,000	1,431,375
7.875%, 2015	2,300,000	1,753,750

		3,185,125

Chemicals - 1.0%
CNA Holdings, Inc.
7.13%, 2009	225,000	218,250
Methanex Corporation
8.75%, 2012	5,000	5,362
PolyOne Corporation
6.52%, 2010	330,000	313,500
6.58%, 2011	625,000	578,125

		1,115,237

Construction Machinery - 1.0%
Neff Corporation
10.00%, 2015	100,000	54,500
United Rentals North America, Inc.
6.50%, 2012	625,000	567,188
7.00%, 2014	625,000	523,437

		1,145,125

Consumer Products - 0.2%
Hanesbrands, Inc.
8.204%, 2014 (4)(7)	150,000	148,500
Hasbro, Inc.
6.15%, 2008	56,000	56,190
Icon Health & Fitness
11.25%, 2012	25,000	25,500

		230,190

Distributors - 1.2%
SemGroup, LP
8.75%, 2015 (3)(4)	1,200,000	1,140,000
Williams Partners, LP
7.25%, 2017	250,000	257,500

		1,397,500

Diversified Manufacturing - 1.1%
Briggs & Stratton Corporation
8.88%, 2011	1,250,000	1,328,125

Electric - 3.3%
AES Red Oak LLC
8.54%, 2019	1,134,851	1,214,290
Avista Corporation
9.75%, 2008	50,000	51,029

	Principal Amount	Value
CORPORATE BOND (continued)
Electric (continued)
Dynegy Holdings, Inc.
7.75%, 2019	$250,000	$230,625
East Coast Power LLC
6.74%, 2008	7,556	7,584
7.07%, 2012	84,520	87,677
Edison Mission Energy
7.20%, 2019	700,000	687,750
GrafTech Finance, Inc.
10.25%, 2012	415,000	427,969
Reliant Energy, Inc.
6.75%, 2014	1,000,000	1,002,500
Westar Energy, Inc.
7.125%, 2009	90,000	92,444

		3,801,868

Entertainment - 1.2%
AMC Entertainment, Inc.
11.00%, 2016	500,000	526,250
Speedway Motorsports, Inc.
6.75%, 2013	900,000	886,500

		1,412,750

Environmental - 0.4%
Casella Waste Systems, Inc.
9.75%, 2013	400,000	408,000

Financial - Other - 1.7%
Harland Clarke Holdings Corporation
9.619%, 2015 (7)	1,400,000	1,172,500
Progress Capital Trust I
10.50%, 2027	700,000	737,594

		1,910,094

Food & Beverage - 2.8%
Constellation Brands, Inc.
8.375%, 2014	900,000	902,250
Dole Food Company, Inc.
7.25%, 2010	400,000	364,000
8.88%, 2011	1,150,000	1,063,750
Harry & David Holdings, Inc.
9.00%, 2013	900,000	828,000
Land O' Lakes, Inc.
8.75%, 2011	60,000	61,500

		3,219,500

Gaming - 3.5%
American Casino & Entertainment
Properties LLC
7.85%, 2012	300,000	309,225
Galaxy Entertainment Finance Comp Ltd.
9.88%, 2012 (3)(4)	975,000	1,028,625
Mandalay Resort Group
6.50%, 2009	300,000	300,000

115	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P (High Yield Series)
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Gaming (continued)
MGM Mirage
8.50%, 2010	$15,000	$15,562
8.375%, 2011	55,000	56,238
6.75%, 2012	625,000	608,594
6.75%, 2013 (4)	500,000	485,000
Pinnacle Entertainment, Inc.
7.50%, 2015 (3)(4)	250,000	226,875
Station Casinos, Inc.
6.00%, 2012	925,000	823,250
Turning Stone Resort Casino Enterprise
9.13%, 2014 (3)(4)	150,000	153,000

		4,006,369

Healthcare - 3.7%
Coventry Health Care, Inc.
6.13%, 2015	575,000	577,003
HCA, Inc.
6.50%, 2016	2,100,000	1,774,500
IASIS Healthcare LLC
8.75%, 2014	1,050,000	1,050,000
InvaCare Corporation
9.75%, 2015 (4)	150,000	151,875
Johnsondiversey, Inc.
9.625%, 2012	5,000	5,112
US Oncology, Inc.
10.75%, 2014	675,000	666,563

		4,225,053

Independent Energy - 2.6%
Forest Oil Corporation
8.00%, 2008	15,000	15,150
7.25%, 2019 (3)(4)	375,000	376,875
Hilcorp Energy I, LP
7.75%, 2015 (3)(4)	250,000	245,625
MarkWest Energy Partners, LP
8.50%, 2016	400,000	402,000
Plains Exploration & Production Company
7.00%, 2017	500,000	478,125
Range Resources Corporation
7.38%, 2013	75,000	76,125
Transmeridian Exploration, Inc.
12.00%, 2010	1,225,000	1,212,750
VeraSun Energy Corporation
9.375%, 2017 (3)(4)	250,000	218,125

		3,024,775

Industrial - Other - 1.5%
Anixter International, Inc.
5.95%, 2015	250,000	225,312
Belden, Inc.
7.00%, 2017	300,000	292,500
Corrections Corporation of America
7.50%, 2011	200,000	202,500

	Principal Amount	Value
CORPORATE BOND (continued)
Industrial - Other (continued)
Iron Mountain, Inc.
8.25%, 2011	$800,000	$796,000
Mobile Services Group, Inc.
9.75%, 2014	200,000	184,000

		1,700,312

Insurance - Life - 0.1%
USI Holdings Corporation
9.75%, 2015 (3)(4)	100,000	80,500

Insurance - Property & Casually - 2.7%
Fairfax Financial Holdings, Ltd.
7.75%, 2012	3,075,000	3,075,000

Media - Cable - 2.6%
Cablevision Systems Corporation
9.644%, 2009 (7)	250,000	252,813
CSC Holdings, Inc.
7.25%, 2008	375,000	375,469
8.125%, 2009 to 2009	35,000	35,581
6.75%, 2012	325,000	310,781
Jones Intercable, Inc.
7.63%, 2008	200,000	201,180
Satelites Mexicanos S.A. de CV
13.58%, 2011 (7)	1,464,175	1,497,119
Shaw Communications, Inc.
7.25%, 2011	375,000	385,313

		3,058,256

Media - Non Cable - 5.2%
Block Communications, Inc.
8.25%, 2015 (3)(4)	1,125,000	1,126,406
Bonten Media Acquisition Company
9.00%, 2015 (3)(4)	100,000	87,250
CMP Susquehanna Corporation
9.875%, 2014	1,200,000	900,000
Fisher Communications, Inc.
8.63%, 2014	250,000	255,313
Historic TW, Inc.
9.125%, 2013	30,000	34,082
Intelsat, Ltd.
7.63%, 2012	725,000	594,500
Lamar Media Corporation
6.625% to 6.63%, 2015 to 2015	500,000	486,250
Morris Publishing Group LLC
7.00%, 2013 (4)	1,625,000	1,180,156
Reader's Digest Association, Inc.
9.00%, 2017 (3)(4)	150,000	125,625
Univision Communications, Inc.
9.75%, 2015 (3)(4)	1,350,000	1,230,188

		6,019,770

Metals & Mining - 4.5%
Asia Aluminum Holdings, Ltd.
8.00%, 2011 (3)(4)	2,800,000	2,702,000

116	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series P (High Yield Series)
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Metals & Mining (continued)
Noble Group, Ltd.
6.63%, 2015 (3)(4)	$550,000	$513,836
PNA Group, Inc.
10.75%, 2016 (4)	500,000	470,000
US EC, Inc.
6.75%, 2009	1,625,000	1,547,813

		5,233,649

Natural Gas Pipelines - 1.2%
Regency Energy Partners, LP
8.375%, 2013	1,105,000	1,138,150
Williams Companies, Inc.
6.38%, 2010 (3)(4)	200,000	202,250

		1,340,400

Oil Field Services - 1.8%
Calfrac Holdings LP
7.75%, 2015 (3)(4)	250,000	239,375
Helix Energy Solutions Group, Inc.
9.50%, 2016 (3)	400,000	407,000
Key Energy Services, Inc.
8.375%, 2014 (3)(4)	725,000	741,312
Pemex Project Funding Master Trust
8.50%, 2008	20,000	20,050
7.875%, 2009	29,000	29,810
9.125%, 2010	10,000	11,050
Stallion Oilfield Services
9.75%, 2015 (3)(4)	700,000	644,000

		2,092,597

Packaging - 0.7%
Ball Corporation
6.88%, 2012	250,000	253,750
Graham Packaging Company, Inc.
9.88%, 2014	625,000	575,000
Owens-Illinois, Inc.
7.50%, 2010	30,000	30,375

		859,125

Paper - 1.5%
Georgia-Pacific Corporation
7.13%, 2017 (3)(4)	325,000	316,063
Sino-Forest Corporation
9.13%, 2011 (3)(4)	1,375,000	1,448,906

		1,764,969

Pharmaceuticals - 1.3%
Valeant Pharmaceuticals International
7.00%, 2011	1,550,000	1,489,937

Refining - 1.4%
Frontier Oil Corporation
6.63%, 2011	300,000	298,500

	Principal Amount	Value
CORPORATE BOND (continued)
Refining (continued)
United Refining Company
10.50%, 2012	$1,350,000	$1,363,500

		1,662,000

REIT’s - 3.1%
American Real Estate Partners, LP
8.13%, 2012	2,185,000	2,116,719
7.13%, 2013	400,000	376,000
BF Saul Reit
7.50%, 2014	1,150,000	1,058,000

		3,550,719

Restaurants - 0.1%
Seminole Hard Rock Entertainment, lnc.
7.491%, 2014 (3)(4)(7)	150,000	143,250

Retailers - 5.6%
Blockbuster, Inc.
9.00%, 2012	1,100,000	940,500
Duane Reade, Inc.
9.75%, 2011	1,300,000	1,173,250
General Nutrition Centers, Inc.
10.009%, 2014 (7)	675,000	637,875
GSC Holdings Corporation
8.00%, 2012	625,000	650,781
JC Penney Corporation, Inc.
7.375%, 2008	40,000	40,465
Michaels Stores, Inc.
11.375%, 2016	1,750,000	1,605,625
PCA LLC
11.875%, 2009 (6)	30,000	900
Saks, Inc.
9.875%, 2011	1,300,000	1,378,000

		6,427,396

Technology - 4.9%
Amkor Technology, Inc.
9.25%, 2016	2,675,000	2,681,687
NXP BV
9.50%, 2015	650,000	595,563
Seagate Technology HDD Holdings
6.80%, 2016	650,000	633,750
Viasystems, Inc.
10.50%, 2011	1,700,000	1,691,500

		5,602,500

Telecommunications - Wireless - 2.8%
iPCS, Inc.
8.161%, 2014 (7)	400,000	370,000
Level 3 Financing, Inc.
8.75%, 2017	1,050,000	900,375
MetroPCS Wireless, Inc.
9.25%, 2014	675,000	634,500
Rural Cellular Corporation
10.661%, 2012 (7)	650,000	663,000

117	The accompanying notes are an integral part of the financial statements

Schedule of Investment	Series P (High Yield Series)
December 31, 2007 - continued

	Principal Amount	Value
CORPORATE BOND (continued)
Telecommunications - Wireless (continued)
Rural Cellular Corporation (continued)
8.124%, 2013 (7)	$675,000	$685,125

		3,253,000

Telecommunications - Wirelines - 0.1%
Qwest Corporation
7.88%, 2011	150,000	156,000

Textile - 0.2%
Invista
9.25%, 2012 (3)(4)	250,000	258,750

Transportation Services - 1.7%
American Railcar Industries, Inc.
7.50%, 2014	250,000	236,250
Overseas Shipholding Group, Inc.
8.25%, 2013	400,000	406,000
St. Acquisition Corporation
12.50%, 2017 (3)(4)	1,350,000	696,937
US Shipping Partners, LP
13.00%, 2014	625,000	612,500

		1,951,687
TOTAL CORPORATE BOND (Cost $98,955,137)		$94,797,742
FOREIGN BOND - 0.1%
Tunisia - 0.1%
Banque Centrale de Tunisie
7.375%, 2012	80,000	86,944
TOTAL FOREIGN BOND (Cost $79,325)		$86,944
FOREIGN GOVERNMENT BOND - 0.4%
Chile - 0.0%
Chile Government International Bond
7.125%, 2012	25,000	27,522

Mexico - 0.2%
Mexico Government International Bond
8.375%, 2011	85,000	94,052
7.50%, 2012	116,000	127,368

		221,420

Philippines - 0.0%
Philippine Government International Bond
8.375%, 2009	30,000	31,050

Russia - 0.1%
Russia Government International Bond
8.25%, 2010 (3)(4)	20,279	21,039
Russian Ministry of Finance
3.00%, 2011	80,000	74,011

		95,050

Principal Amount	Value
FOREIGN GOVERNMENT BOND (continued)

South Africa - 0.1%
South Africa Government International Bond
7.375%, 2012	$35,000	$37,888
TOTAL FOREIGN GOVERNMENT BOND (Cost $370,608)		$412,930
PREFERRED STOCK - 3.0%
Department Stores - 0.4%
Sears Holdings Corporation (amount in shares)
7.00%, 2042	24,830	524,549

Real Estate Investment Trusts - 1.3%
Hospitality Properties Trust (amount in shares)
7.00%, 2012	85,000	1,530,000

Thrifts & Mortgage Finance - 1.3%
Federal Home Loan Mortgage Corporation (amount in shares)
8.375%, 2012	28,000	732,200
Federal National Mortgage Association (amount in shares)
8.25%, 2010	28,000	721,000

		1,453,200
TOTAL PREFERRED STOCK (Cost $3,922,729)		$3,507,749
SENIOR FLOATING RATE INTERESTS - 5.5%
Automotive - 1.6%
Delphi, Term Loan C
9.12%, 2008 (7)(8)	650,000	647,698
Ford Motor Company, Term Loan B
8.00%, 2013 (7)(8)	1,287,000	1,189,305

		1,837,003

Business Equipment & Services - 2.1%
First Data Corporation, Initial Bl Term
Loan
7.58%, 2014 (7)(8)	2,094,750	1,985,955
VNU, Term Loan
7.24%, 2013 (7)(8)	463,301	438,656

		2,424,611

Healthcare - 0.8%
DaVita, Inc., Term Loan B
6.35%, 2012 (7)(8)	398,415	383,067
6.49%, 2012 (7)(8)	26,996	25,956
6.52%, 2012 (7)(8)	40,494	38,934
6.74%, 2012 (7)(8)	409,245	393,480
6.75%, 2012 (7)(8)	45,894	44,126

		885,563

Media - Non Cable -0.6%
VNU, Term Loan
7.15%, 2013 (7)(8)	771,078	730,061

118	The accompanying notes are an integral part of the financial statements

Schedule of Investment	Series P (High Yield Series)
December 31, 2007

	Principal Amount	Value
SENIOR FLOATING RATE INTERESTS (continued)
Utilities - 0.4%
LS Power/Broadway General Funding LLC,
Term Loan B
8.58%, 2015 (7)(8)	$500,000	$478,750
TOTAL SENIOR FLOATING RATE INTERESTS (Cost $6,600,777)		$6,355,988
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 3.6%
Federal Home Loan Bank
4.22% - 2008	1,400,000	1,399,835
4.24% - 2008	2,700,000	2,699,393
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $4,099,228)		$4,099,228
COMMERCIAL PAPER - 3.9%
Banking - 1.3%
UBS Finance (DE) LLC
4.24%, 1/2/2008	1,500,000	1,499,823

Electric - 1.3%
Florida Power & Light Company
4.35%, 1/3/2008	1,500,000	1,499,638

Non U.S. Banking - 1.3%
Danske Corporation
4.675%, 1/7/2008	1,500,000	1,498,900
TOTAL COMMERCIAL PAPER (Cost $4,498,361)		$4,498,361
REPURCHASE AGREEMENT - 0.2%
United Missouri Bank, 3.61%, dated 12/31/07, matures 1/02/08; repurchase amount $180,036 (Collateralized by FHLB Discount Note, 1/12/08 with a value of $183,760)	$180,000	$180,000
TOTAL REPURCHASE AGREEMENT (Cost $180,000)		$180,000
Total Investments (SBL P Fund)		$119,181,861
(Cost $124,556,799) - 103.4%
Liabilities in Excess of Other Assets - (3.4)%		(3,880,777)

TOTAL NET ASSETS - 100.0%		$115,301,084

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $124,022,052.

*	- Non-income producing security
1	- Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $1, (cost $45,087) or 0.0% of total net assets.
2	- Security is deemed illiquid. The total market value of illiquid securities is $7,004 (cost $451,175), or 0.0% of total net assets.
3	- Security was acquired through a private placement.
4	- Security is a 144A security. The total market value of 144A securities is $21,230,767 (cost $22,299,819), or 18.4% of total net assets.
5	- Security is a step-up bond. Rate indicated is rate effective at December 31, 2007.
6	- Security is in default of interest and/or principal obligations.
7	- Variable rate security. Rate indicated is rate effective at December 31, 2007.
8	- Security is a senior floating rate interest. See notes to financial statements.

Glossary:

FHLB	- Federal Home Loan Bank

See notes to financial statements.

119	The accompanying notes are an integral part of the financial statements

Series P
(High Yield Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$119,181,861
Cash	85,739
Receivables:
Fund shares sold	539,457
Interest	1,978,794
Prepaid expenses	2,341

Total assets	121,788,192

Liabilities:

Payable for:
Fund shares redeemed	6,373,195
Management fees	77,738
Administration fees	13,747
Transfer agent/maintenance fees	2,083
Custodian fees	2,800
Directors’ fees	1,400
Professional fees	11,050
Other fees	5,095

Total liabilities	6,487,108

Net assets	$115,301,084

Net assets consist of:
Paid in capital	$111,901,762
Undistributed net investment income	9,184,134
Accumulated net realized loss on sale of investments	(409,874)
Net unrealized depreciation in value of investments	(5,374,938)

Net assets	$115,301,084

Capital shares authorized	unlimited
Capital shares outstanding	6,013,031
Net asset value per share
(net assets divided by shares outstanding)	$19.18

*Investments, at cost	$124,556,799

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends	$205,804
Interest	9,419,646

Total investment income	9,625,450

Expenses:
Management fees	890,421
Administration fees	128,020
Transfer agent/maintenance fees	25,172
Custodian fees	11,748
Directors’ fees	7,356
Professional fees	11,871
Reports to shareholders	9,222
Other	4,156

Total expenses	1,087,966
Less:
Earnings credits applied	(965)

Net expenses	1,087,001

Net investment income	8,538,449

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) during the year on:
Investments	(182,569)

Net realized loss	(182,569)

Net unrealized appreciation (depreciation) during the year on:
Investments	(6,161,486)

Net unrealized depreciation	(6,161,486)

Net realized and unrealized loss	(6,344,055)

Net increase in net assets resulting from operations	$2,194,394

120	The accompanying notes are an integral part of the financial statements

Series P

Statement of Changes in Net Assets	(High Yield Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets from operations:
Net investment income	$8,538,449	$6,360,571
Net realized gain (loss) during the year on investments	(182,569)	1,004,753
Net unrealized appreciation (depreciation) during the year on investments	(6,161,486)	1,995,013

Net increase in net assets resulting from operations	2,194,394	9,360,337

Capital share transactions:
Proceeds from sale of shares	86,289,967	63,798,723
Cost of shares redeemed	(79,327,389)	(44,986,293)

Net increase from capital share transactions	6,962,578	18,812,430

Net increase in net assets	9,156,972	28,172,767

Net assets:
Beginning of year	106,144,112	77,971,345

End of year	$115,301,084	$106,144,112

Undistributed net investment income at end of year	$9,184,134	$6,964,398

Capital share activity:
Shares sold	4,491,234	3,584,516
Shares redeemed	(4,128,501)	(2,547,382)

Total capital share activity	362,733	1,037,134

121	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series P
Selected data for each share of capital stock outstanding throughout each year	(High Yield Series)

	2007	2006	2005	2004	Year Ended December 31, 2003

Per Share Data
Net asset value, beginning of period	$18.79	$16.90	$16.28	$14.71	$12.79

Income (loss) from investment operations:
Net investment income[a]	1.38	0.90	1.09	1.12	0.90
Net gain (loss) on securities (realized and unrealized)	(0.99)	0.99	(0.47)	0.58	1.87

Total from investment operations	0.39	1.89	0.62	1.70	2.77

Less distributions:
Dividends from net investment income	–	–	–	(0.13)	(0.85)

Total distributions	–	–	–	(0.13)	(0.85)

Net asset value, end of period	$19.18	$18.79	$16.90	$16.28	$14.71

Total Return[b]	2.08%	11.18%	3.81%	11.61%	21.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,301	$106,144	$77,971	$74,316	$78,491

Ratios to average net assets:
Net investment income	7.19%	7.24%	7.13%	7.08%	7.53%
Total expenses[c]	0.92%	0.93%	0.97%	0.94%	0.87%
Net expenses[d]	0.92%	0.93%	0.97%	0.94%	0.87%
Net expenses prior to custodian earnings credits and net of expense waivers	0.92%	0.93%	0.97%	0.94%	0.87%
Portfolio turnover rate	50%	52%	64%	63%	52%

a Net investment income (loss) was computed using average shares outstanding throughout the period.

b Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

122	The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

123

Manager’s Commentary	Series Q
February 15, 2008	(Small Cap Value Series)

Subadviser, Wells Capital Management, Inc.

To Our Shareholders:

For the year ended December 31, 2007 the Series Q - Small Cap Value Series Fund returned 10.25% in 2007, significantly outperforming the Russell 2000 Index, which finished with a return of -1.57%. For the full year, Fund holdings in the energy and industrials sectors paced the way for strong gains. The Fund also benefited from strong stock selection and its underweight to the maligned financial services sector.

Volatility spiked upward in the second half of the year, spurred by escalating losses tied to the sub-prime mortgage sector that first materialized in July 2007. The subsequent and continued impact put unprecedented pressure on the credit markets and led to an increasingly tight liquidity environment that permeated the entire financial system. As the year drew to a close, the possibility of recession in the U.S. economy was clearly on the mind of investors. Despite the best efforts of the Federal Reserve and discussion of other fiscal stimuli, the market is sorting through the ramifications of a recession and will likely remain volatile in the weeks and months ahead.

Looking back, our decision to stay with our energy positions despite the sell-off in 2006 was proven a wise position for our shareholders. Our view on energy is positive and has remained consistent because, quite frankly, it is difficult to pick the exact points of entry and exit. While we do trade around our positions, we’ve remained overweight because, on a secular basis, there continues to be a substantial supply and demand imbalance. The lack of capacity on the supply side cannot be reversed in the short run as exploration-and-development projects are capital intensive and have long lead times. Demand has remained high despite persistently high energy prices, driven by strong demand from developing countries such as China and India. Oil consumption in these countries continues to exhibit strong growth. Moreover, roughly half of the world’s oil consumption is tied to transportation functions, for which there is no viable alternative. This makes oil demand relatively price resilient.

Gains in our energy stocks were significantly ahead of those in the benchmark. Our exposure is more leveraged to the oil services group, which includes long-time holdings, such as Global Industries and Willbros Group. Global Industries is trading at a reasonable P/E multiple in the teens. It is increasingly diversifying its business away from the Gulf of Mexico and key customer PEMEX. Fast growing regions like the Middle East and West Africa now comprise over 40 percent of its revenue. The company is in excellent shape financially and carries a near-record backlog at year-end. The stock is up significantly and we’ve reduced our position, but we continue to hold it because of its strong fundamentals, reasonable valuation and above market growth profile. In the exploration side, we’re overweight toward natural gas producers such as Range Resources. The company’s recent acquisitions in the Barnett Shale area will enable the company to maintain strong production growth for years to come.

Within the financial services sector, the story is about what we avoided and what we owned, reflecting our emphasis on individual stock selection. We thought many companies in the sector had inadequate reserves, were vulnerable to losses, and their valuations were not appealing. With these considerations, we chose to avoid many of the regional banks and other finance companies involved with sub-prime, despite the fact that financials is a big part of the benchmark. What happened in the sector is now obvious to everyone, but we had been cautious long before the sub-prime problems and were fortunate to avoid the blowups in the sector. Our limited exposure in the sector was mostly isolated to insurance and specialty finance names with a few mortgage REITs. Companies like Annaly Capital Management, Capstead Mortgage Corp and Anworth Mortgage Asset Corp invest primarily in securities fully backed by the GSEs, which meant little, if any, credit risk. With the Federal Reserve aggressively lowering rates, their net interest margin will widen and their book value will rise. Despite the headlines, these stocks have been terrific performers.

The main blemish for the year came in the materials sectors. Our holdings in precious metals and other commodity-related companies performed well, but weren’t enough to offset weakness from specialty chemicals stocks. We underestimated the impact on margins from higher cost at some companies. Despite cheap valuations, the stocks continued to slide. We are patient investors, but if a positive dynamic fails to materialize, we will exit the positions. As for gold and other precious metals, we still like the group even though prices have risen in recent months.

124

Manager’s Commentary	Series Q
February 15, 2008	(Small Cap Value Series)

With interest rates likely headed lower, the dollar will continue to devalue. Investor interest will increasingly turn to hard assets as volatility persists. There are a number of scenarios where we can see prices head higher from current levels. Randgold Resources, an intermediate producer with mines in Mali, Africa, is one of the best operators and is well positioned to capture returns from higher gold prices.

We are cautious on the market and nothing that transpired during the second half of the year has changed our view for the better. In fact, the turbulent fourth quarter only confirms our fear that the market is more vulnerable than perhaps at any other point in the last several years. Housing may indeed end up being the lighting rod that slams the economy into a recession. The liquidity environment has changed dramatically. It remains to be seen if lower rates are enough to support a slowing economy.

It is important to be diversified in this type of market. Our investment discipline ensures that we capture a broad range of companies across our intrinsic value, relative value and contrarian value screens. Our most important focus is always on finding companies that have positive dynamics overlooked by the market. The macroeconomic picture aside, we are confident that the large universe combined with our flexible investment process will allow us to continue to find good names that will perform well over the long term. We believe that our out-performance and consistency across a number of different market environments is a result of our broadly-defined process which allows us to pursue opportunities across a wide range of sectors in the market. In the current market environment, it is more important than ever to stick to the tenets of this process. We thank you for your continued confidence in our team.

Sincerely,

I. Charles Rinaldi

Portfolio Manager

125

Series Q
Performance Summary	(Small Cap Value Series)
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Q (Small Cap Value Series) on May 1, 2000 (date of inception), and reflects the fees and expenses of Series Q. The Russell 2000 Index is a capitalization-weighted index that measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Portfolio Composition by Sector
Consumer Discretionary	6.95%
Consumer Staples	2.74
Energy	27.59
Financials	7.82
Health Care	5.46
Industrials	12.80
Information Technology	10.61
Materials	19.34
Telecommunication Services	1.09
Exchange Traded Funds	0.47
Repurchase Agreement	4.80
Other Assets in Excess of Liabilities	0.33
Total Net Assets	100.00%

Average Annual Returns
Periods Ended 12-31-07[1]	1 Year	5 Years	Since Inception (5-1-00)
Series Q	10.25%	21.06%	16.26%

[1]   Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

126	The accompanying notes are an integral part of the financial statements

Series Q
Performance Summary	(Small Cap Value Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series Q (Small Cap Value Series)
Actual	$1,000.00	$966.79	$5.85
Hypothetical	1,000.00	1,019.26	6.01

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was (3.32%).

2 Expenses are equal to the Series annualized expense ratio of 1.18%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

127

Schedule of Investments	Series Q (Small Cap Value Series)
December 31, 2007

	Shares	Value
COMMON STOCK - 94.4%
Airlines - 0.7%
Alaska Air Group, Inc. * (1)	31,900	$797,819
Lan Airlines S.A. ADR	30,600	410,346

		1,208,165

Apparel Retail - 0.8%
Collective Brands, Inc. *	52,500	912,975
Foot Locker, Inc.	36,100	493,126

		1,406,101

Application Software - 0.0%
Evans & Sutherland Computer Company *	400	500

Automobile Manufacturers - 1.1%
Fleetwood Enterprises, Inc. *	295,300	1,765,894

Biotechnology - 0.1%
Infinity Pharmaceuticals, Inc. *	25,300	241,615

Broadcasting & Cable TV - 1.3%
Citadel Broadcasting Corporation	446,700	920,202
Discovery Holding Company *	38,300	962,862
Entravision Communications Corporation *	39,400	308,502

		2,191,566

Casinos & Gaming - 0.2%
Empire Resorts, Inc. *	85,800	292,578

Commercial Printing - 0.7%
Deluxe Corporation	35,200	1,157,728

Commodity Chemicals - 0.4%
Calgon Carbon Corporation *	36,600	581,574
Wellman, Inc.	95,000	10,450

		592,024

Communications Equipment - 4.4%
3Com Corporation *	720,700	3,257,564
China GrenTech Corporation, Ltd. ADR*	130,700	1,155,388
CommScope, Inc. *	1,277	62,865
MasTec, Inc. *	87,000	884,790
MRV Communications, Inc. *	465,380	1,079,682
Nortel Networks Corporation *	25,400	383,286
Powerwave Technologies, Inc. *	142,100	572,663

		7,396,238

Computer Hardware - 0.6%
Cray, Inc. *	157,500	943,425

Computer Storage & Peripherals - 2.1%
Intermec, Inc. *	169,900	3,450,669

Construction & Engineering - 4.5%
Chicago Bridge & Iron Company N.V. (1)	124,400	7,518,736

	Shares	Value
COMMON STOCK (continued)
Construction Materials - 0.3%
U.S. Concrete, Inc. *	139,900	$465,867

Diversified Chemicals - 0.5%
Ashland, Inc.	17,700	839,511

Diversified Commercial & Professional Services - 2.2%
Geo Group, Inc. * (1)	110,800	3,102,400
Healthcare Services Group	28,500	603,630

		3,706,030

Electrical Components & Equipment - 1.8%
Encore Wire Corporation (1)	7,000	111,440
GrafTech International, Ltd. *	108,400	1,924,100
Power-One, Inc. * (2)	260,400	1,038,996

		3,074,536

Electronic Equipment Manufacturers - 2.8%
Cognex Corporation	59,775	1,204,466
Coherent, Inc. *	46,500	1,165,755
OSI Systems, Inc. *	63,400	1,678,198
Vishay Intertechnology, Inc. *	53,300	608,153

		4,656,572

Environmental & Facilities Services - 1.3%
ABM Industries, Inc.	108,900	2,220,471

Exchange Traded Funds - 0.5% iShares Russell 2000 Value Index Fund	11,100	784,215

Gold - 9.5%
Goldcorp, Inc. (1)	194,400	6,595,992
Meridian Gold, Inc. *	43,500	1,544,250
Randgold Resources, Ltd. ADR	206,300	7,659,919

		15,800,161

Health Care Equipment - 0.3%
Symmetry Medical, Inc. *	31,100	542,073

Health Care Services - 1.7%
Cross Country Healthcare, Inc. *	111,050	1,581,352
Gentiva Health Services, Inc. *	70,300	1,338,512

		2,919,864

Health Care Supplies - 1.2%
OraSure Technologies, Inc. *	221,900	1,972,691

Homebuilding - 2.2%
Champion Enterprises, Inc. *	331,500	3,122,730
Palm Harbor Homes, Inc. *	19,200	202,560
Skyline Corporation	12,000	352,200

		3,677,490

128	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Q (Small Cap Value Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Human Resource & Employment
Services - 0.4%
CDI Corporation	1,900	$46,094
Kforce, Inc. *	56,800	553,800

		599,894

Integrated Oil & Gas - 1.4%
InterOil Corporation * (1)	119,200	2,295,792
SandRidge Energy, Inc. *	1,050	37,653

		2,333,445

Integrated Telecommunication Services - 1.1%
Cincinnati Bell, Inc. *	382,900	1,818,775

IT Consulting & Other Services - 0.3%
MRS Group, Inc. *	32,300	353,362
SRA International, Inc. * (1)	3,900	114,855

		468,217

Life Sciences Tools & Services - 1.0%
Applera Corporation - Applied Biosystems Group	24,500	831,040
MDS, Inc.	46,700	908,315

		1,739,355

Metal & Glass Containers - 0.8%
Constar International, Inc. *	45,700	186,456
Intertape Polymer Group, Inc. *	384,100	1,206,074

		1,392,530

Mortgage REIP’s - 3.3%
Annaly Capital Management, Inc.	206,600	3,755,988
Capstead Mortgage Corporation	24,400	321,836
MFA Mortgage Investments, Inc.	152,600	1,411,550

		5,489,374

Office Services & Supplies - 0.8%
ACCO Brands Corporation *	87,400	1,401,896

Oil & Gas Drilling - 3.5%
Helmerich & Payne, Inc. (1)	74,300	2,977,201
Parker Drilling Company *	83,900	633,445
Pride International, Inc. *	33,700	1,142,430
Transocean, Inc. (1)	7,766	1,111,640

		5,864,716

Oil & Gas Equipment & Services - 12.1%
Boots & Coots International Control, Inc. *	44,000	71,720
Global Industries, Ltd. * (1)	269,305	5,768,513
Helix Energy Solutions Group, Inc.*	51,800	2,149,700
ION Geophysical Corporation * (1)	36,400	574,392
Key Energy Services, Inc. *	160,035	2,302,904
Matrix Service Company *	6,300	137,466
Newpark Resources *	365,300	1,990,885
Oceaneering International, Inc. *	37,200	2,505,420
PHI, Inc. (Non Voting) *	34,900	1,082,598

	Shares	Value
COMMON STOCK (continued)
Oil & Gas Equipment & Services (continued)
PHI, Inc. *	6,400	$202,240
Smith International, Inc.	5,000	369,250
Willbros Group, Inc. * (1)	81,400	3,116,806

		20,271,894

Oil & Gas Exploration & Production - 10.0%
Forest Oil Corporation * (1)	40,700	2,069,188
Mariner Energy, Inc. *	35,500	812,240
McMoRan Exploration Company *	167,800	2,196,502
Newfield Exploration Company *	27,000	1,422,900
Noble Energy, Inc. (1)	15,700	1,248,464
PetroHawk Energy Corporation *	19,500	337,545
Petroquest Energy, Inc. *	31,600	451,880
Pioneer Natural Resources Company	14,600	713,064
Range Resources Corporation (1)	146,345	7,516,279

		16,768,062

Oil & Gas Storage & Transportation - 0.1%
El Paso Corporation	5,800	99,992

Other Diversified Financial Services - 0.1%
Highlands Acquisition Corporation *	12,600	122,220

Packaged Foods & Meats - 2.1%
Del Monte Foods Company	365,400	3,456,684

Paper Packaging - 0.1%
Chesapeake Corporation	46,000	238,740

Paper Products - 0.4%
Wausau Paper Corporation	70,200	631,098

Personal Products - 0.7%
Prestige Brands Holdings, Inc. *	149,600	1,119,008

Pharmaceuticals - 1.0%
Alpharma, Inc. *	61,700	1,243,255
Salix Pharmaceuticals, Ltd. *	57,900	456,252

		1,699,507

Precious Metals & Minerals - 2.1%
Apex Silver Mines, Ltd. *	228,900	3,488,436

Property & Casualty Insurance - 3.9%
Argo Group International Holdings, Ltd. *	72,900	3,071,277
Hilltop Holdings, Inc. *	159,000	1,736,280
Mercury General Corporation	26,600	1,324,946
NYMAGIC, Inc.	16,200	374,706

		6,507,209

129	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Q (Small Cap Value Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Publishing - 1.4%
McClatchy Company	42,300	$529,596
RH Donnelley Corporation *	35,700	1,302,336
Voyager Learning Company *	61,700	431,900

		2,263,832

Regional Banks - 0.2%
Colonial BancGroup, Inc.	23,500	318,190

Residential REIT’s - 0.4%
Sun Communities, Inc.	29,200	615,244

Semiconductor Equipment - 0.5%
Credence Systems Corporation *	325,724	788,252

Specialty Chemicals - 0.9%
OM Group, Inc. * (1)	20,300	1,168,062
Symyx Technologies *	33,200	254,976

		1,423,038

Steel - 4.4%
Carpenter Technology Corporation (1)	40,200	3,021,834
Steel Dynamics, Inc. (1)	56,600	3,371,662
United States Steel Corporation (1)	4,000	483,640
Webco Industries, Inc. *	4,740	530,880

		7,408,016

Trucking - 0.2%
Covenant Transportation Group, Inc. *	48,700	327,264
TOTAL COMMON STOCK (Cost $129,778,813)		$157,479,608
FOREIGN STOCK - 0.5%
Canada - 0.5%
Air Canada *	11,100	134,045
Trilogy Energy Trust	101,525	703,942

		837,987
TOTAL FOREIGN STOCK (Cost $1,648,805)		$837,987
	Principal Amount	Value
REPURCHASE AGREEMENT - 4.8%
State Street, 1.75%, dated 12/31/07, matures 1/02/08; repurchase amount of $8,005,581 (Collateralized by FHLB, 4/18/08 with a value of $8,167,703)	$8,004,803	$8,004,803
TOTAL REPURCHASE AGREEMENT (Cost $8,004,803)		$8,004,803
Total Investments (SBL Q Fund) (Cost $139,432,421) - 99.7%		$166,322,398
Other Assets in Excess of Liabilities - 0.3%		548.600

TOTAL NET ASSETS - 100.0%		$166,870,998

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $139,938,915.

*	-	Non-income producing security
1	-	Security is segregated as collateral for open written option contracts.
2	-	Security is deemed illiquid. The total market value of illiquid securities is $1,038,996 (cost $1,647,794), or 0.6% of total net assets.

Glossary:

ADR	-	American Depositary Receipt

See notes to financial statements.

.

130	The accompanying notes are an integral part of the financial statements

Series Q
(Small Cap Value Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$166,322,398
Cash	1,211,749
Cash denominated in a foreign currency, at value**	6,079
Receivables:
Fund shares sold	151,112
Securities sold	2,066,503
Dividends	118,847
Prepaid expenses	3,485

Total assets	169,880,173

Liabilities:
Payable for:
Fund shares redeemed	76,681
Securities purchased	1,271,916
Written options, at value (premiums received $ 1,362,539)	1,472,105
Management fees	140,791
Administration fees	15,775
Transfer agent/maintenance fees	2,083
Custodian fees	6,522
Directors’ fees	2,000
Professional fees	11,650
Other fees	9,652

Total liabilities	3,009,175

Net assets	$166,870,998

Net assets consist of:
Paid in capital	$114,085,858
Accumulated net investment loss	(312)
Undistributed net realized gain on sale of investments and foreign currency transactions	26,004,972
Net unrealized appreciation in value of investments and translation of assets and liabilities in foreign currencies	26,780,480

Net assets	$166,870,998

Capital shares authorized	unlimited
Capital shares outstanding	5,790,985
Net asset value per share (net assets divided by shares outstanding)	$28.82

*Investments, at cost	$139,432,421
**Cash denominated in a foreign currency, at cost	6,008

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends (net of foreign withholding tax $12,801)	$921,924
Interest	371,623

Total investment income	1,293,547

Expenses:
Management fees	1,708,260
Administration fees	170,144
Transfer agent/maintenance fees	25,161
Custodian fees	63,296
Directors’ fees	10,436
Professional fees	15,289
Reports to shareholders	18,133
Other	7,387

Total expenses	2,018,106
Less:
Earnings credits applied	(3,060)

Net expenses	2,015,046

Net investment loss	(721,499)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	29,071,753
Foreign currency transactions	890
Options written	(2,467,286)

Net realized gain	26,605,357

Net unrealized appreciation (depreciation) during the year on:
Investments	(9,248,976)
Options written	(711,651)
Translation of assets and liabilities in foreign currencies	278

Net unrealized depreciation	(9,960,349)

Net realized and unrealized gain	16,645,008

Net increase in net assets resulting from operations	$15,923,509

131	The accompanying notes are an integral part of the financial statements

Series Q
Statement of Changes in Net Assets	(Small Cap Value Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets from operations:
Net investment loss	$(721,499)	$(563,661)
Net realized gain during the year on investments and foreign currency transactions	26,605,357	14,882,354
Net unrealized appreciation (depreciation) during the year on investments and translation of assets and liabilities in foreign currencies	(9,960,349)	4,610,904

Net increase in net assets resulting from operations	15,923,509	18,929,597

Capital share transactions:
Proceeds from sale of shares	81,333,559	72,004,481
Cost of shares redeemed	(90,238,003)	(75,248,438)

Net decrease from capital share transactions	(8,904,444)	(3,243,957)

Net increase in net assets	7,019,065	15,685,640

Net assets:
Beginning of year	159,851,933	144,166,293

End of year	$166,870,998	$159,851,933

Accumulated net investment loss at end of year	$(312)	$(152)

Capital share activity:
Shares sold	2,808,779	2,918,282
Shares redeemed	(3,133,435)	(3,057,766)

Total capital share activity	(324,656)	(139,484)

132	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series Q
Selected data for each share of capital stock outstanding throughout each year	(Small Cap Value Series)

	2007	2006	2005	2004	Year Ended December 31, 2003
Per Share Data
Net asset value, beginning of period	$26.14	$23.05	$20.13	$16.84	$11.24

Income (loss) from investment operations:
Net investment loss[a]	(0.12)	(0.09)	(0.11)	(0.12)	(0.03)
Net gain on securities (realized and unrealized)	2.80	3.18	3.03	3.53	5.73

Total from investment operations	2.68	3.09	2.92	3.41	5.70

Less distributions:
Distributions from realized gains	–	–	–	(0.12)	(0.10)

Total distributions	–	–	–	(0.12)	(0.10)

Net asset value, end of period	$28.82	$26.14	$23.05	$20.13	$16.84

Total Return[b]	10.25%	13.41%	14.51%	20.37%	50.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$166,871	$159,852	$144,166	$112,133	$87,297

Ratios to average net assets:
Net investment loss	(0.42%)	(0.36%)	(0.58%)	(0.68%)	(0.28%)
Total expenses[c]	1.18%	1.25%	1.22%	1.19%	1.22%
Net expenses[d]	1.18%	1.24%	1.22%	1.19%	1.22%
Net expenses prior to custodian earnings credits and net of expense waivers	1.18%	1.25%	1.22%	1.19%	1.22%

Portfolio turnover rate	42%	46%	37%	43%	37%

a Net investment income (loss) was computed using average shares outstanding throughout the period.

b Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

133	The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

134

Manager’s Commentary	Series V
February 15, 2008	(Mid Cap Value Series)

Adviser, Security Global Investors

To Our Shareholders:

For the year ended December 31, 2007, Series V of the SBL Fund - Mid Cap Value Series posted a solid return year gaining 1.84%. The Series’ return was more than 900 basis points ahead of its benchmark while in line with peer competitors. The Series’ benchmark, the Russell 2500 Value Iindex was down -7.27%, while the Series’ median peer fund return was 1.89%.

Our approach with the Mid Cap Value Series is to seek companies that can increase shareholders’ return on capital. We hold such companies over three to five years to capture long-term improvements in profitability.

The investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

Top Performers

The industrials and energy sectors contributed nearly all of the gain for the Series for the year. The Series’ industrials weight was 19% compared to 11% for the Index. The overweight added to performance, as the return for the sector in the Series exceeded 30%, versus just 4% for the Index.

McDermott International, an energy company, gained 114% during the year. The company benefited from strong end markets in marine oil drilling construction and nuclear power. The company was also the beneficiary of a favorable resolution and settlement of its asbestos liabilities. Additional top performers from the industrials sector were FTI Consulting with a 101% gain and Shaw Group returning 96%.

While performance of the Series’ energy holdings were less than the benchmark’s, the large overweight bet of 19% to the Index’s 5% provided an advantage for shareholders. Consol Energy, Inc., led sector holdings, returning 124% for the year. Helmerich & Payne, Inc., Murphy Oil Corporation, and Arch Coal, Inc., all soared more than 50% for the period.

Finally, the financials sector helped relative performance of the Series simply due to the large underweight in comparison to the Index as the sub-prime contagion worked its way through the financial system.

Disappointing Performers

Stock selection in the materials sector hurt the Series’ performance but an underweight of nearly 50% in the sector provided a limit to the detraction. Sonoco Products Company and Bemis Company, Inc., together comprised an average weight of more than 3% in the portfolio and declined -12% and -17%, respectively. Both of these packaging companies faced margin pressures as pricing could not entirely offset input costs.

Poor stock selection and an overweight in the under-performing information technology sector hurt relative performance of the portfolio. Merix Corporation gave back -50% of its value while Maxwell Technologies, Inc., declined -41% for the year.

2008 Market Outlook

We continue to pursue opportunities with a focus on bottom-up research rather than any global macro forecast.

The euphoria around the benefits of a Fed easing appear to have given way to fears of stagflation as concerns mounted over just how much latitude the Fed possesses to smooth over economic weakness.

While all domestic equity indices are in decline, there has been a pronounced preference for safety and stability in the market as larger cap indices have performed better than mid and small cap indices. Our focus is on identifying companies with the ability to be substantially stronger over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We ultimately look for companies that trade significantly below their intrinsic value. The portfolio continues to be overweight in energy and underweight in financials.

On behalf of Security Global Investors, I would like to thank you for placing your trust and money with us. As always, we will continue to do our best to seek the potential available in small and mid capitalization companies.

Sincerely,

James P. Schier, Senior Portfolio Manager

135

Series V
Performance Summary	(Mid Cap Value Series)
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series V (Mid Cap Value Series) on December 31, 1997 and reflects the fees and expenses of Series V. The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

Average Annual Returns
Periods Ended 12-31-07[1]	1 Year	5 Years	10 Years

Series V	1.84%	21.60%	16.76%

  [1] Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector
Consumer Discretionary	9.34%
Consumer Staples	7.04
Energy	14.83
Financials	17.86
Health Care	1.97
Industrials	11.30
Information Technology	13.66
Materials	4.58
Utilities	13.46
Convertible Bonds	1.24
Commercial Paper	2.05
Warrants	0.19
U.S. Government Sponsored Agencies	2.71
Repurchase Agreement	0.49
Liabilities in Excess of Other Assets	(0.72)
Total Net Assets	100.00%

136	The accompanying notes are an integral part of the financial statements

Series V
Performance Summary	(Mid Cap Value Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series V (Mid Cap Value Series)
Actual	$1,000.00	$918.80	$4.30
Hypothetical	1,000.00	1,020.72	4.53

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was (8.12%).

2 Expenses are equal to the Series annualized expense ratio of 0.89%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

137

Schedule of Investments	Series V (Mid Cap Value Series)
December 31, 2007

	Shares	Value
COMMON STOCK-93.5%
Aerospace & Defense - 2.1%
Orbital Sciences Corporation *	350,000	$8,582,000

Apparel Retail - 2.9%
Brown Shoe Company, Inc.	182,400	2,767,008
Collective Brands, Inc. *	260,200	4,524,878
Stein Mart, Inc.	265,000	1,256,100
Talbots, Inc.	282,900	3,343,878

		11,891,864

Apparel, Accessories & Luxury Goods - 1.4%
Maidenform Brands, Inc. *	247,500	3,348,675
Oxford Industries, Inc.	100,000	2,577,000

		5,925,675

Application Software - 1.7%
EPIQ Systems, Inc. *	302,600	5,268,266
PLATO Learning, Inc. * (1)	440,000	1,746,800

		7,015,066

Auto Parts & Equipment - 0.5%
HydroGen Corporation * (1)(2)	672,346	1,996,868

Biotechnology - 0.2%
Combinatorx, Inc. *	155,600	690,864

Building Products - 0.3%
Trex Company, Inc. *	122,000	1,034,560

Coal & Consumable Fuels - 8.4%
Arch Coal, Inc.	300,000	13,479,000
Consol Energy, Inc.	145,400	10,399,008
Evergreen Energy, Inc. *	1,451,000	3,235,730
USEC, Inc. *	824,000	7,416,000

		34,529,738

Communications Equipment - 2.0%
EFJ, Inc. *	404,000	1,106,960
MasTec, Inc. *	500,000	5,085,000
Symmetricom, Inc. *	440,000	2,072,400

		8,264,360

Computer Storage & Peripherals - 0.3%
STEC, Inc. *	144,650	1,264,241

Construction & Engineering - 3.6%
Insituform Technologies, Inc. *	196,000	2,900,800
Quanta Services, Inc. *	452,600	11,876,224

		14,777,024

Consumer Finance - 0.7%
First Marblehead Corporation	188,000	2,876,400

Data Processing & Outsourced Services - 5.6%
Affiliated Computer Services, Inc.*	225,000	10,147,500
Computer Sciences Corporation *	250,000	12,367,500

	Shares	Value
COMMON STOCK (continued)
Data Processing & Outsourced Services (continued)
Gevity HR, Inc.	65,000	$499,850

		23,014,850

Diversified Commercial & Professional Services - 1.6%
Navigant Consulting, Inc. *	465,000	6,356,550

Drug Retail - 1.396
Longs Drugstores Corporation	115,000	5,405,000

Electric Utilities - 8.7%
Allete, Inc.	147,900	5,853,882
Empire District Electric Company	88,100	2,006,918
Great Plains Energy, Inc. (3)	726,000	21,286,320
Northeast Utilities (3)	125,300	3,923,143
Westar Energy, Inc.	100,000	2,594,000

		35,664,263

Electrical Components & Equipment - 2.2%
Lime Energy Company *	25,100	33,885
Power-One, Inc. * (1)	2,249,200	8,974,308

		9,008,193

Electronic Manufacturing Services - 2.0%
Maxwell Technologies, Inc. *	674,300	5,576,461
Merix Corporation * (1)	522,300	2,428,695

		8,005,156

Forest Products - 0.4%
Louisiana-Pacific Corporation	135,000	1,846,800

Gas Utilities - 1.1%
Atmos Energy Corporation	155,000	4,346,200

Health Care Equipment - 0.5%
Aspect Medical Systems, Inc. *	151,800	2,125,200

Health Care Facilities - 1.3%
Community Health Systems, Inc. *	142,300	5,245,178

Highways & Railtracks - 1.0%
Quixote Corporation (1)	222,000	4,215,780

Home Furnishings - 1.4%
Leggett& Platt, Inc.	339,500	5,920,880

Household Appliances - 1.5%
Whirlpool Corporation	75,200	6,138,576

Industrial Machinery - 0.2%
Briggs & Stratton Corporation	38,650	875,809

Mortgage REIPs - 3.1%
Bimini Capital Management, Inc. (1)	768,100	176,663
Luminent Mortgage Capital, Inc.	328,300	256,074

138	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series V (Mid Cap Value Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Mortgage REIPs (continued)
MFA Mortgage Investments, Inc.	580,000	$5,365,000
Redwood Trust, Inc.	200,000	6,848,000

		12,645,737

Multi-Line Insurance - 1.4%
American Financial Group, Inc.	198,000	5,718,240

Multi-Utilities - 3.7%
Northwestern Corporation	165,100	4,870,450
SCANA Corporation (3)	185,000	7,797,750
TECO Energy, Inc.	140,000	2,409,400

		15,077,600

Oil & Gas Drilling - 2.2%
Helmerich & Payne, Inc.	224,200	8,983,694

Oil & Gas Exploration & Production - 2.4%
Edge Petroleum Corporation *	40,350	239,275
Gulfport Energy Corporation *	155,300	2,835,778
Newfield Exploration Company *	129,000	6,798,300

		9,873,353

Oil & Gas Refining & Marketing - 0.5%
Nova Biosource Fuels, Inc. *	738,700	2,142,230

Oil & Gas Storage & Transportation - 1.3%
Williams Companies, Inc. (3)	144,000	5,152,320

Packaged Foods & Meats - 5.7%
Hormel Foods Corporation	233,000	9,431,840
JM Smucker Company	150,000	7,716,000
Smithfield Foods, Inc. *	216,000	6,246,720

		23,394,560

Paper Packaging - 3.4%
Bemis Company, Inc.	284,000	7,775,920
Sonoco Products Company	184,700	6,035,996

		13,811,916

Property & Casualty Insurance - 5.0%
Allegheny Corporation *	14,644	5,886,944
Employers Holdings, Inc.	127,800	2,135,538
Hanover Insurance Group, Inc.	101,200	4,634,960
North Pointe Holdings Corporation * (1)	254,000	2,794,000
United America Indemnity, Ltd. *	80,500	1,603,560
W.R. Berkley Corporation	115,900	3,454,979

		20,509,981

Railroads - 0.2%
Kansas City Southern *	25,000	858,250

Regional Banks - 6.8%
Commerce Bancshares, Inc.	168,000	7,536,480
Hancock Holding Company	110,800	4,232,560
Old National Bancorp	128,500	1,922,360

	Shares	Value
COMMON STOCK (continued)
Regional Banks (continued)
Whitney Holding Corporation	265,000	$6,929,750
Wilmington Trust Corporation	206,400	7,265,280

		27,886,430

Restaurants - 0.5%
Red Robin Gourmet Burgers, Inc. *	67,600	2,162,524

Semiconductor Equipment - 0.7%
Ultratech, Inc. *	244,500	2,772,630

Semiconductors - 1.4%
Applied Micro Circuits Corporation *	115,000	1,005,100
IXYS Corporation * (1)	570,000	4,571,400

		5,576,500

Specialized Consumer Services - 1.0%
Regis Corporation	147,300	4,118,508

Specialty Chemicals - 0.4%
Minerals Technologies, Inc.	24,150	1,616,843

Thrifts & Mortgage Finance - 0.9%
Clayton Holdings, Inc. * (1)	676,600	3,498,022
TOTAL COMMON STOCK (Cost $366,901,783)		$382,816,433
PREFERRED STOCK-0.5%
Diversified Metals & Mining - 0.3%
Arch Coal, Inc.	5,200	1,131,000

Environmental & Facilities Services - 0.1%
ThermoEnergy Corporation PIPE * (1)(4)(5)	1,130,000	553,700

Metal & Glass Containers - 0.1%
Owens-Illinois, Inc.	5,500	274,890
TOTAL PREFERRED STOCK (Cost $1,528,598)		$1,959,590
WARRANTS -0.2%
Warrants - 0.2%
Electric City Corporation $ 1.00, 3/19/2009	23,333	19,965
Nova Biosource Fuels, Inc. $ 2.40, 7/5/2011	369,350	638,205
ThermoEnergy Corporation $ 0.75, 7/14/2008 (1)(4)	1,130,000	120,458

		778,628
TOTAL WARRANTS (Cost $999,024)		$778,628
	Principal Amount	Value
CONVERTIBLE BOND-1.2%
Natural Gas - 0.4%
Hanover Compressor Company 4.75%, 2008	$1,700,000	1,678,750

139	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series V (Mid Cap Value Series)
December 31, 2007 - continued

	Principal Amount	Value
CONVERTIBLE BOND (continued)
Petroleum - 0.8%
USEC, Inc. 3.00%, 2014	$3,500,000	$3,421,250
TOTAL CONVERTIBLE BOND (Cost $5,195,878)		$5,100,000
U.S. GOVERNMENT SPONSORED AGENCY BONDS NOTES - 2.7%
Federal Home Loan Bank
4.00% - 2008	1,600,000	1,598,296
4.24% - 2008	1,700,000	1,699,617
4.235% - 2008	1,100,000	1,099,612
4.26% - 2008	2,000,000	1,998,107
Federal National Mortgage Association
4.10% - 2008	1,100,000	1,099,123
4.20% - 2008	1,800,000	1,799,580
4.22% - 2008	1,800,000	1,799,367
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $11,093,702)		$11,093,702
COMMERCIAL PAPER - 2.1%
Banking - 0.8%
UBS Finance (DE) LLC 4.28%, 1/17/2008	1,200,000	1,197,718
Wells Fargo & Company, Inc. 4.25%, 1/7/2008	2,000,000	1,998,583

		3,196,301

Brokerage - 0.5%
Goldman Sachs Group, Inc. 4.80%, 1/2/2008	2,000,000	1,999,733

Consumer Products - 0.5%
Unilever Capital Corporation 4.25%, 1/11/2008	2,000,000	1,997,639

Non U.S. Banking - 0.3%
Bank of Ireland 4.88%, 1/14/2008	1,200,000	1,197,885
TOTAL COMMERCIAL PAPER (Cost $8,391,558)		$8,391,558
REPURCHASE AGREEMENT - 0.5%
United Missouri Bank, 3.61%, dated 12/31/07, matures 1/02/08; repurchase amount $2,022,406 (Collateralized by FHLB Discount Note, 5/30/08 with a value of $2,063,240)	$2,022,000	$2,022,000
TOTAL REPURCHASE AGREEMENT (Cost $2,022,000)		$2,022,000
Total Investments (SBL V Fund) (Cost $396,132,543) - 100.7%		$412,161,911
Liabilities in Excess of Other Assets - (0.7)%		(2,950,497)

TOTAL NET ASSETS-100.0%		$409,211,414

Footnotes

Percentages are stated as a percent of net assets. For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $396,114,837.

*	-Non-income producing security
1	-Security is deemed illiquid. The total market value of illiquid securities is $31,076,694 (cost $49,605,774), or 7.6% of total net assets.
2	-Investment in an affiliated issuer. See Note 9 in notes to financial statements.
3	-Security is segregated as collateral for open written option contracts.
4	-Security is restricted from resale. See Note 4 in notes to financial statements.
5

-PIPE (Private Investment in Public Equity)-Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

Glossary:

FHLB	-Federal Home Loan Bank

See notes to financial statements.

140	The accompanying notes are an integral part of the financial statements

Series V
(Mid Cap Value Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments in unaffiliated issues, at value*	$410,165,043
Investments in affiliated issues, at value**	1,996,868

Total investments	412,161,911
Receivables:
Fund shares sold	2,181,358
Securities sold	91,022
Interest	51,227
Dividends	585,323
Prepaid expenses	9,098

Total assets	415,079,939

Liabilities:
Cash overdraft	1,851,231
Payable for:
Fund shares redeemed	575,203
Securities purchased	2,695,557
Written options, at value
(premiums received $ 381,253)	378,205
Management fees	260,978
Administration fees	33,822
Transfer agent/maintenance fees	2,083
Custodian fees	10,800
Directors’ fees	5,311
Professional fees	33,800
Other fees	21,535

Total liabilities	5,868,525

Net assets	$409,211,414

Net assets consist of:
Paid in capital	$285,695,231
Undistributed net investment income	3,273,887
Undistributed net realized gain on sale of investments	104,209,880
Net unrealized appreciation in value of investments	16,032,416

Net assets	$409,211,414

Capital shares authorized	unlimited
Capital shares outstanding	8,589,754
Net asset value per share (net assets divided by shares outstanding)	$47.64

*Investments in unaffiliated issues, at cost	$393,560,968
**Investments in affiliated issues, at cost	2,571,575

Total cost	396,132,543

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends	$5,704,435
Interest	1,569,338

Total investment income	7,273,773

Expenses:
Management fees	3,379,654
Administration fees	431,278
Transfer agent/maintenance fees	25,167
Custodian fees	32,300
Directors’ fees	27,151
Professional fees	45,664
Reports to shareholders	40,557
Other	20,263

Total expenses	4,002,034
Less:
Earnings credits applied	(315)

Net expenses	4,001,719

Net investment income	3,272,054

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	103,253,471
Options written	956,408

Net realized gain	104,209,879

Net unrealized appreciation (depreciation)during the year on:
Investments	(97,312,500)
Options written	(43,558)

Net unrealized depreciation	(97,356,058)

Net realized and unrealized gain	6,853,821

Net increase in net assets resulting from operations	$10,125,875

141	The accompanying notes are an integral part of the financial statements

Series V
Statement of Changes in Net Assets	(Mid Cap Value Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$3,272,054	$4,271,958
Net realized gain during the year on investments	104,209,879	44,172,408
Net unrealized appreciation (depreciation) during the year on investments	(97,356,058)	8,528,375

Net increase in net assets resulting from operations	10,125,875	56,972,741

Capital share transactions:
Proceeds from sale of shares	122,735,639	138,329,829
Cost of shares redeemed	(170,920,635)	(132,525,763)

Net increase (decrease) from capital share transactions	(48,184,996)	5,804,066

Net increase (decrease) in net assets	(38,059,121)	62,776,807

Net assets:
Beginning of year	447,270,535	384,493,728

End of year	$409,211,414	$447,270,535

Undistributed net investment income at end of year	$3,273,887	$4,271,958

Capital share activity:
Shares sold	2,510,740	3,124,489
Shares redeemed	(3,481,740)	(2,988,899)

Total capital share activity	(971,000)	135,590

142	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series V
Selected data for each share of capital stock outstanding throughout each year	(Mid Cap Value Series)

	2007	2006	2005	2004	Year Ended December 31, 2003
Per Share Data
Net asset value, beginning of period	$46.78	$40.79	$35.10	$28.33	$18.68

Income (loss) from investment operations:
Net investment income[a]	0.36	0.44	0.14	0.11	0.07
Net gain on securities (realized and unrealized)	0.50	5.55	5.55	7.39	10.03

Total from investment operations	0.86	5.99	5.69	7.50	10.10

Less distributions:
Dividends from net investment income	–	–	–	(0.01)	(0.06)
Distributions from realized gains	–	–	–	(0.72)	(0.39)

Total distributions	–	–	–	(0.73)	(0.45)

Net asset value, end of period	$47.64	$46.78	$40.79	$35.10	$28.33

Total Return[b]	1.84%	14.66%	16.21%	26.97%	54.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$409,211	$447,271	$384,494	$307,536	$223,658

Ratios to average net assets:
Net investment income	0.73%	1.01%	0.44%	0.37%	0.36%
Total expenses[c]	0.89%	0.89%	0.90%	0.88%	0.83%
Net expenses[d]	0.89%	0.89%	0.90%	0.88%	0.83%
Net expenses prior to custodian earnings credits and net of expense waivers	0.89%	0.89%	0.90%	0.88%	0.83%

Portfolio turnover rate	45%	42%	29%	43%	59%

a Net investment income (loss) was computed using average shares outstanding throughout the period.

b Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

143	The accompanying notes are an integral part of the financial statements

Managers’ Commentary	Series X
February 15, 2008	(Small Cap Growth Series)

To Our Shareholders:

For the year ended December 31, 2007, Series X of the SBL Fund - Small Cap Growth Series had a total return of 5.60% compared with 7.05% for the benchmark. The stock market and small-cap stocks in general encountered major turbulence in the fourth quarter of 2007. The downward pressure ended the six-year record of the Russell 2000® Growth Index for posting positive fourth quarter returns. The Index ended its run with a negative 2.10% for the fourth quarter. Amid the turmoil, the portfolio finished down for the quarter, which muted what had been a solid year through the third quarter.

The fourth quarter was one of the more challenging periods in recent history, marked by extraordinary volatility, widespread fear about the strength of the economy and the financial system, and a slight resurgence in inflation. All these effects weighed heavily on small-cap stocks, and the portfolio did not fare well during the quarter. After a strong October supported by a favorable period of quarterly earnings reports, November proved to be a challenging month for the portfolio. The effects of high commodity prices and fears about future economic growth caused the consumer to moderate and the market to vote against most stocks in the consumer segment. Our weighting in the broad consumer sector during the quarter was approximately 22%, only slightly overweight the index. But a number of company specific problems, combined with a bearish tilt from the market, made consumer our primary source of underperformance. On the plus side, financials and industrials shined in the quarter and throughout most of the year, contributing relative outperformance.

Although the portfolio performed well during the third quarter of 2007 through a period of extreme volatility, this did not continue into the fourth quarter. The portfolio’s two largest areas of focus, healthcare and consumer discretionary stocks, were the two worst performers during the period. Stock selection in these two sectors more than explained our underperformance for the year. On a more encouraging note, the financial services sector reversed course in the fourth quarter and strong stock picking contributed significantly to performance for both the fourth quarter and the year. Producer durables also extended their leadership in the portfolio in the fourth quarter and ended 2007 as the best-performing sector for the year due almost entirely to positive stock selection.

Our positions in financial services contributed significantly to 2007 performance. We averaged a slight overweight in the sector throughout the year. CyberSource Corporation, an online payment-processing company focused on medium-sized e-commerce customers, paced the performance with a 52% advance. During the period, CyberSource closed a transformational acquisition of Authorize.net, a competitor in the small business channel of online e-commerce. We think that the combined company can attack the two largest channels of distribution more effectively and that the new company has significant earnings potential. After announcing the transaction, the market provided an attractive opportunity to increase our position significantly this summer and the portfolio reaped the reward in the fourth quarter.

We also experienced strong gains in optionsXpress Holdings, Inc., a leading online options brokerage company, which rose 30% during the fourth quarter. This helped offset soft performance in long-time holdings Online Resources and Portfolio Recovery, which suffered pull-backs during the fourth quarter. Online Resources executed poorly during the period and significantly changed its business strategy, prompting us to exit the position. Portfolio Recovery continued to suffer from collector productivity as it ramps a new collection facility. However, we are maintaining a position as the company works through these growing pains.

The producer durables sector continued its strong performance throughout the year, and our stock selection again outpaced the benchmark while we maintained equal weighting to the index. Two dominant trends that remain pervasive in this sector are lengthy and sustained cycles in aerospace and commodities. Longtime favorite, BE Aerospace, Inc., again produced solid returns on strong fundamentals in the commercial aerospace market. Continued robust demand for services and equipment from Team, Inc., and new addition Bucyrus International, Inc., renewed confidence that the energy services and coal equipment cycles are prolonged. We are pleased that our stock selection generated significant alpha for the portfolio.

Our successes in financials and producer durables were overshadowed by poor stock selection in consumer discretionary, where we were slightly overweight in comparison to the Index. Despite an emphasis on less discretionary portions of the consumer sector and service oriented com-

144

Managers’ Commentary	Series X
February 15, 2008	(Small Cap Growth Series)

panies, our stock selection throughout the year was inconsistent. Volcom, Inc., was among the worst-performing consumer stocks for the portfolio during the year. Volcom suffered from a softer environment for teen retailing in the all-important back-to-school and holiday seasons. As we look to 2008, we think that Volcom’s international franchise can boost its prospects and that its strong domestic franchise is bruised, but not broken. Thus, we remain invested. Also weak in the fourth quarter were Perficient, a provider of technology consulting services to small business, and Barrett Business Services. Both stocks exhibited cracks in their fundamental business execution. We elected to cut our losses in both stocks and to re-allocate capital to better businesses that we believe have less risk in this volatile market.

Better performing in consumer discretionary was DeVry, Inc., a post-secondary education company that posted strong gains and added significantly to performance given our large position size. Devry’s cost-cutting initiatives proved to have a large impact on operating margins; and the company posted strong third quarter results and a solid outlook, which caused the shares to outperform nicely during the last quarter.

Our stock picking within the technology sector improved dramatically over 2006, and our picks in 2007 outpaced the benchmark. The challenging fourth quarter negated some of our large outperformance gained during the first three quarters, and several long-term favorites gave back some of their gains. j2 Global Communications, Inc., was our worst technology performer in the fourth quarter. J2 Global’s exposure to the financial services vertical, particularly the real estate industry crimped results. We continue to believe in the long-term prospects of this company and seized the opportunity to add to the position.

We are encouraged that 2007 was an improvement over 2006 performance relative to the benchmark. We are, however, not satisfied with the relative underperformance for the year. Looking ahead, we believe that we are entering an environment that will benefit our small-cap growth style and our keen focus on companies with unique business models, strong competitive advantages, and superior management teams; strengths that can help them weather an economic slowdown. Although we expect the economic slowdown to be brief, we are not banking on a big rebound. We have positioned the portfolio for a neutral to slightly positive longer-term bias to gross domestic product, which is more conservative than we have been for many years. We believe that a potentially lower interest rate environment in the future should benefit the fast-growing small companies in our portfolio and that the compounding effects of a longer-term investment horizon will help us achieve our goals. As fellow investors in the strategy, we thank you for your continued confidence and support.

Sincerely,

Bill Wolfenden, Co-Portfolio Manager D. Scott Tracy, Co-Portfolio Manager

145

Series X
Performance Summary	(Small Cap Growth Series )
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Growth Series) on December 31, 1997 and reflects the fees and expenses of Series X. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 12-31-07[1]	1 Year	5 Years	10 Years

Series X	5.60%	16.95%	8.25%

[1]   Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector
Consumer Discretionary	15.36%
Consumer Staples	2.55
Energy	5.64
Financials	8.97
Health Care	17.81
Industrials	13.70
Information Technology	23.83
Materials	2.16
Telecommunication Services	1.23
Exchange Traded Funds	1.49
Repurchase Agreement	9.79
Liabilities in Excess of Other Assets	(2.53)
Total Net Assets	100.00%

146	The accompanying notes are an integral part of the financial statements

Series X
Performance Summary	(Small Cap Growth Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series X (Small Cap Value Series)
Actual	$1,000.00	$964.91	$5.89
Hypothetical	1,000.00	1,019.21	6.06

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was (3.51%).

2 Expenses are equal to the Series annualized expense ratio of 1.19%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

147

Schedule of Investments	Series X (Small Cap Value Series)
December 31, 2007

	Shares	Value
COMMON STOCK - 92.7%
Aerospace & Defense - 6.5%
Aerovironment, Inc.*	37,270	$901,934
BE Aerospace, Inc. *	14,090	745,361
Heico Corporation	24,420	1,330,401
Ladish Company, Inc. *	25,280	1,091,843
Orbital Sciences Corporation *	52,430	1,285,584

		5,355,123

Agricultural Products - 0.7%
Darling International, Inc. *	48,900	565,284

Airlines - 1.9%
Allegiant Travel Company *	48,020	1,543,363

Apparel Retail - 0.8%
Jos A. Bank Clothiers, Inc. *	23,177	659,386

Apparel, Accessories & Luxury Goods - 1.8%
FGX International Holdings, Ltd. *	64,780	767,643
Volcom Inc. *	30,200	665,306

		1,432,949

Application Software - 4.3%
Advent Software, Inc. *	10,680	577,788
Concur Technologies, Inc. *	11,800	427,278
Magma Design Automation, Inc. *	51,150	624,542
Nuance Communications, Inc. *	48,990	915,133
PROS Holdings, Inc. *	49,320	967,658

		3,512,399

Asset Management & Custody Banks - 2.0%
Affiliated Managers Group, Inc. *	13,620	1,599,805

Auto Parts & Equipment - 1.1%
Amerigon, Inc. *	41,360	874,350

Broadcasting & Cable TV - 1.9%
DG FastChannel, Inc. *	61,650	1,580,706

Casinos & Gaming - 2.1%
Scientific Games Corporation *	51,350	1,707,388

Communications Equipment - 0.8%
Riverbed Technology, Inc. *	25,690	686,951

Computer Storage & Peripherals - 1.0%
Hutchinson Technology, Inc. *	30,650	806,708

Construction & Farm Machinery & Heavy Trucks - 1.1%
Bucyrus International, Inc	8,820	876,620

Consumer Finance - 0.6%
Cardtronics, Inc. *	52,204	527,782

	Shares	Value
COMMON STOCK (continued)
Data Processing & Outsourced Services - 2.2%
Cybersource Corporation *	102,070	$1,813,784

Diversified Commercial & Professional Services - 0.6%
GeoEye, Inc. *	14,710	494,992

Education Services - 2.5%
American Public Education, Inc. *	14,194	593,025
DeVry, Inc.	27,190	1,412,793

		2,005,818

Electronic Manufacturing Services -1.1%
IPG Photonics Corporation *	42,980	859,170

Environmental & Facilities Services - 1.9%
Rollins, Inc.	40,890	785,088
Team, Inc. *	20,330	743,671

		1,528,759

Exchange Traded Funds - 1.5% iShares Russell 2000 Growth Index Fund	14,590	1,220,891

Footwear - 1.1%
Iconix Brand Group, Inc. *	47,480	933,457

Health Care Equipment - 6.5%
LeMaitre Vascular, Inc. *	159,510	988,962
Micrus Endovascular Corporation *	62,710	1,234,133
NuVasive, Inc. *	27,490	1,086,405
Spectranetics Corporation *	95,230	1,459,876
Volcano Corporation *	43,020	538,180

		5,307,556

Health Care Facilities - 1.5%
NovaMed, Inc. *	127,380	541,365
RadNet, Inc. *	71,350	724,202

		1,265,567

Health Care Services - 4.0%
Healthways, Inc. *	25,320	1,479,701
HMS Holdings Corporation *	18,250	606,082
Pediatrix Medical Group, Inc. *	17,980	1,225,337

		3,311,120

Health Care Supplies - 0.5%
Immucor, Inc. *	11,990	407,540

Health Care Technology - 2.1%
Phase Forward, Inc. *	32,150	699,263
Trizetto Group *	58,490	1,015,971

		1,715,234

Home Entertainment Software - 1.0%
THQ, Inc. *	28,590	805,952

148	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series X (Small Cap Value Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Hotels, Resorts & Cruise Lines - 1.2%
Home Inns & Hotels Management, Inc. ADR *	27,970	$996,851

Industrial Machinery - 0.9%
Dynamic Materials Corporation	13,040	768,056

Insurance Brokers - 0.6%
eHealth, Inc. *	15,910	510,870

Integrated Telecommunication Services - 1.2%
Cbeyond, Inc. *	25,860	1,008,281

Internet Retail - 1.9%
NutriSystem, Inc. *	35,040	945,379
Shutterfly, Inc. *	23,920	612,831

		1,558,210

Internet Software & Services - 8.6%
Digital River, Inc. *	31,190	1,031,453
Equinix, Inc. *	11,790	1,191,615
Internet Brands, Inc. *	91,401	642,549
J2 Global Communications, Inc. *	69,750	1,476,608
NaviSite, Inc. *	168,230	851,244
TheStreet.com, Inc.	73,380	1,168,210
Valueclick, Inc. *	30,950	677,805

		7,039,484

Investment Banking & Brokerage - 2.1%
Investment Technology Group, Inc.*	21,910	1,042,697
optionsXpress Holdings, Inc.	19,510	659,828

		1,702,525

Leisure Facilities - 1.0%
Life Time Fitness, Inc. *	16,430	816,242

Marine - 0.8%
Excel Maritime Carriers, Ltd.	16,100	647,059

Oil & Gas Equipment & Services - 5.0%
Core Laboratories N.V. *	9,430	1,176,110
Dril-Quip, Inc. *	21,950	1,221,737
Oil States International, Inc. *	20,940	714,473
Superior Energy Services, Inc. *	28,710	988,198

		4,100,518

Oil & Gas Exploration & Production - 0.6%
Arena Resources, Inc. *	12,400	517,204

Packaged Foods & Meats - 0.8%
SunOpta, Inc. *	48,530	647,876

Personal Products - 1.1%
Bare Escentuals, Inc. *	35,870	869,847

Pharmaceuticals -3.1%
KV Pharmaceutical Company *	63,110	1,801,159

	Shares	Value
COMMON STOCK (continued)
Pharmaceuticals (continued)
Sciele Pharma, Inc. *	37,270	$762,172

		2,563,331

Property & Casualty Insurance - 1.7%
Amtrust Financial Services, Inc.	99,550	1,370,803

Real Estate Management & Development - 0.8%
FirstService Corporation *	20,930	638,993

Semiconductors - 2.4%
Atheros Communications, Inc. *	27,530	840,766
02Micro International, Ltd. ADR *	58,800	678,552
Silicon Motion Technology Corporation ADR *	23,200	412,496

		1,931,814

Specialized Finance - 1.2%
MarketAxess Holdings, Inc. *	31,430	403,247
Portfolio Recovery Associates, Inc.	14,810	587,513

		990,760

Specialty Chemicals - 0.8%
Zoltek Companies, Inc. *	15,890	681,204

Steel - 1.3%
Haynes International, Inc. *	9,470	658,165
Schnitzer Steel Industries, Inc.	6,200	428,606

		1,086,771

Systems Software - 1.8%
Aladdin Knowledge Systems, Ltd. *	30,530	797,749
FalconStor Software, Inc. *	56,530	636,528

		1,434,277

Technology Distributors - 0.7%
Mellanox Technologies, Ltd. *	33,350	607,637
TOTAL COMMON STOCK (Cost $71,020,102)		$75,887,267

	Principal Amount	Value
REPURCHASE AGREEMENT - 9.8%
United Missouri Bank, 3.61%, dated 12/31/07, matures 1/02/08; repurchase amount $8,014,607 (Collateralized by FNSM, 6.50%, 11/01/37 with a value of $8,173,933)	$8,013,000	$8,013,000
TOTAL REPURCHASE AGREEMENT (Cost $8,013,000)		$8,013,000
Total Investments (SBL X Fund)		$83,900,267
(Cost $79,033,102) - 102.5%
Liabilities in Excess of Other Assets - (2.5)%		(2,067,409)

TOTAL NET ASSETS -100.0%		$81,832,858

Footnotes

149	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series X (Small Cap Value Series)
December 31, 2007 - continued

Percentages are stated as a percent of net assets. For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $79,159,517.

*	-	Non-income producing security

Glossary:
ADR	-	American Depositary Receipt

See notes to financial statements.

150	The accompanying notes are an integral part of the financial statements

Series X
(Small Cap Growth Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$83,900,267
Receivables:
Fund shares sold	34,330
Securities sold	498,215
Dividends	5,779
Prepaid expenses	1,707

Total assets	84,440,298

Liabilities:
Cash overdraft	1,511

Payable for:
Fund shares redeemed	89,365
Securities purchased	2,408,501
Management fees	70,206
Administration fees	7,209
Transfer agent/maintenance fees	2,083
Custodian fees	7,440
Directors’ fees	1,000
Professional fees	9,925
Other fees	10,200

Total liabilities	2,607,440

Net assets	$81,832,858

Net assets consist of:
Paid in capital	$84,403,451
Accumulated net realized loss on sale of investments	(7,437,758)
Net unrealized appreciation in value of investments	4,867,165

Net assets	$81,832,858

Capital shares authorized	unlimited
Capital shares outstanding	4,020,699
Net asset value per share (net assets divided by shares outstanding)	$20.35

*Investments, at cost	$79,033,102

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends	$139,787
Interest	193,165

Total investment income	332,952

Expenses:
Management fees	878,276
Administration fees	85,410
Transfer agent/maintenance fees	25,167
Custodian fees	23,666
Directors’ fees	4,787
Professional fees	19,265
Reports to shareholders	13,709
Other	4,066

Total expenses	1,054,346
Less:
Earnings credits applied	(3,227)

Net expenses	1,051,119

Net investment loss	(718,167)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	10,245,858

Net realized gain	10,245,858

Net unrealized appreciation (depreciation) during the year on:
Investments	(4,583,460)

Net unrealized depreciation	(4,583,460)

Net realized and unrealized gain	5,662,398

Net increase in net assets resulting from operations	$4,944,231

151	The accompanying notes are an integral part of the financial statements

Series X
Statement of Changes in Net Assets	(Small Cap Growth Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets from operations:
Net investment loss	$(718,167)	$(617,351)
Net realized gain during the year on investments	10,245,858	7,308,120
Net unrealized depreciation during the year on investments	(4,583,460)	(2,144,750)

Net increase in net assets resulting from operations	4,944,231	4,546,019

Capital share transactions:
Proceeds from sale of shares	23,646,791	40,950,861
Cost of shares redeemed	(39,547,658)	(43,378,540)

Net decrease from capital share transactions	(15,900,867)	(2,427,679)

Net increase (decrease) in net assets	(10,956,636)	2,118,340

Net assets:
Beginning of year	92,789,494	90,671,154

End of year	$81,832,858	$92,789,494

Undistributed net investment income at end of year	$–	$–

Capital share activity:
Shares sold	1,148,478	2,187,874
Shares redeemed	(1,943,531)	(2,319,526)

Total capital share activity	(795,053)	(131,652)

152	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series X
Selected data for each share of capital stock outstanding throughout each year	(Small Cap Growth Series)

	2007	2006	2005	2004	Year Ended December 31, 2003
Per Share Data
Net asset value, beginning of period	$19.27	$18.33	$17.05	$14.55	$9.30
Income (loss) from investment operations:
Net investment loss[a]	(0.17)	(0.13)	(0.15)	(0.14)	(0.10)
Net gain on securities (realized and unrealized)	1.25	1.07	1.43	2.64	5.35

Total from investment operations	1.08	0.94	1.28	2.50	5.25
Net asset value, end of period	$20.35	$19.27	$18.33	$17.05	$14.55

Total Return[b]	5.60%	5.13%	7.51%	17.18%	56.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,833	$92,789	$90,671	$91,868	$89,740
Ratios to average net assets:
Net investment loss	(0.82%)	(0.66%)	(0.85%)	(0.89%)	(1.00%)
Total expenses[c]	1.20%	1.20%	1.19%	1.17%	1.17%
Net expenses[d]	1.20%	1.19%	1.18%	1.17%	1.16%
Net expenses prior to custodian earnings credits and net of expense waivers	1.20%	1.20%	1.19%	1.17%	1.17%
Portfolio turnover rate	137%	149%	116%	146%	208%

a Net investment income (loss) was computed using average shares outstanding throughout the period.

b Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

c Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

153	The accompanying notes are an integral part of the financial statements

Manager’s Commentary	Series Y
February 15, 2008	(Select 25 Series)

Adviser, Security Global Investors

To Our Shareholders:

For the year ended December 31, 2007, Series Y of the SBL Fund – Select 25 Series returned -6.18%, lagging the benchmark Russell 1000 Growth Index’s return of 11.81% and the Series’ peer group median return of 12.71%. Poor stock selection was partially off set by solid sector positioning in 2007. While disappointed that our results were below the benchmark and competitors, we believe that our approach delivers performance over the long-term.

Our strategy is to buy companies that are trading at a significant discount to their intrinsic value. Our investment approach is a defined and disciplined process of three clear philosophical tenets that drive our investment decisions: a valuation focus, a long-term perspective and an opportunistic approach.

This investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and thus a valuation target for each idea. We construct the portfolios based on the level of conviction generated by this bottom-up analysis and the upside/downside profile associated with each company.

We ultimately structure the portfolio with 25-30 names. This philosophy is applied to a broad range of growth names.

Top Performers

The Series’ health care holdings were up 16% compared to 9% for the Index. A material contributor in sector performance was a 6% weight in Covance, Inc., which surged 47% for the year. Health care sector holding Johnson & Johnson, a 5% average portfolio weight, was able to keep pace with the Index.

Disappointing Performers

The three worst performing sectors, financials, energy, and information technology, held nearly 50% of total Series’ assets. Financials consisted of 20% of portfolio assets compared to just 8% for the Index and lost -41% of their value in comparison to less than a -1% loss for the Index. A similar pattern held for the energy sector where the Series’ weight doubled that of the Index, 12% to 6%, and holdings declined 9% while securities in the Index surged 39%.

Our financial sector holdings were negatively impacted as concern increased over the potential impact of a debt crisis resulting from poor lending practices in the U.S. mortgage market. A majority of these holdings have nothing to do with the mortgage market, but were viewed in the same light. For example, First Marblehead Corporation, a higher education student loan provider, was down -71% and Capital One Financial Corporation, a credit card lender, was down -38%. We believe both of these companies are trading well below their intrinsic value and that they have excellent business models with sustainable competitive advantages.

The largest impact to the Energy sector was the -78% drop in the value of shares of Evergreen Energy, Inc. (previously known as KFx). Evergreen Energy was hurt by concerns over the viability of the initial production results of its proprietary clean coal technology.

2008 Market Outlook

Our bottom-up approach looks at market uncertainty in the context of the potential long-term impact on individual companies. Often times, volatility provides opportunity. We are maintaining flexibility in the portfolios to take advantage of these opportunities as they arise. Our focus is on identifying companies with the ability to be substantially better over the next three to five years or have the potential to maintain their return on capital at current levels in a difficult economic environment. We are confident in our ability to find these companies and we are pleased with the positions we own today.

154

Manager’s Commentary	Series Y
February 15, 2008	(Select 25 Series)

Security Global Investors (SGI) acquired a proven investment team specializing in domestic growth equities. The new SGI growth team will begin managing assets of the Select 25 portfolio on February 1, 2008.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,

Mark A. Mitchell, Portfolio Manager

155

Series Y
Performance Summary	(Select 25 Series)
December 31, 2007	(unaudited)

PERFORMANCE

Series Y vs. Russell 1000 Growth Index

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Y (Select 25 Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series Y. The Russell 1000 Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Returns

Periods Ended 12-31-07[1]	1 Year	5 Years	Since Inception (5-3-99)

Series Y	(6.18%)	8.19%	0.19%

[1]   Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector
Consumer Discretionary	11.08%
Consumer Staples	8.29
Energy	10.00
Financials	13.69
Health Care	12.42
Industrials	11.94
Information Technology	15.15
Materials	1.59
Exchange Traded Funds	8.91
Commercial Paper	4.97
Repurchase Agreement	0.32
U.S. Government Sponsored Agencies	1.66
Liabilities in Excess of Other Assets	(0.02)
Total Net Assets	100.00%

156	The accompanying notes are an integral part of the financial statements

Series Y
Performance Summary	(Select 25 Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series Y (Select 25 Series)
Actual	$1,000.00	$910.47	$4.57
Hypothetical	1,000.00	1,020.42	4.84

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was (8.95%).

2 Expenses are equal to the Series annualized expense ratio of 0.94%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

157

Schedule of Investments	Series Y (Select 25 Series)
December 31, 2007

	Shares	Value
COMMON STOCK - 93.1%
Air Freight & Logistics - 4.8%
FedEx Corporation	35,600	$3,174,452

Broadcasting & Cable TV - 1.7%
CBS Corporation (CI.B)	40,300	1,098,175

Coal & Consumable Fuels - 0.4%
Evergreen Energy, Inc. *	125,500	279,865

Communications Equipment - 7.2%
ADC Telecommunications, Inc. *	155,070	2,411,338
Cisco Systems, Inc. *	86,800	2,349,676

		4,761,014

Consumer Finance - 6.8%
American Express Company	32,600	1,695,852
Capital One Financial Corporation	42,100	1,989,646
First Marblehead Corporation	52,700	806,310

		4,491,808

Data Processing & Outsourced Services - 4.1%
Western Union Company	113,300	2,750,924

Exchange Traded Funds - 8.9% iShares Russell 1000 Growth Index Fund	50,000	3,045,500
iShares S&P 500 Growth Index Fund	41,000	2,865,900

		5,911,400

Home Improvement Retail - 4.7%
Home Depot, Inc.	115,800	3,119,652

Hotels, Resorts & Cruise Lines - 3.4%
Carnival Corporation	50,700	2,255,643

Hypermarkets & Super Centers - 5.3%
Wal-Mart Stores, Inc.	74,000	3,517,220

Industrial Gases - 1.6%
Praxair, Inc.	11,900	1,055,649

Life Sciences Tools & Services -6.7%
Covance, Inc. *	51,600	4,469,592

Movies & Entertainment - 1.3%
Viacom, Inc. (CI.B) *	20,000	878,400

Multi-Line Insurance - 6.2%
American International Group, Inc.	71,000	4,139,300

Oil & Gas Equipment & Services - 4.4%
Baker Hughes, Inc.	6,200	502,820
BJ Services Company	98,600	2,392,036

		2,894,856

Oil & Gas Storage & Transportation - 5.2%
Williams Companies, Inc.	96,800	3,463,504

	Shares	Value
COMMON STOCK (continued)
Other Diversified Financial Services - 0.7%
Citigroup, Inc.	15,400	$453,376

Pharmaceuticals - 5.7%
Johnson & Johnson	56,500	3,768,550

Soft Drinks - 3.0%
PepsiCo, Inc.	26,100	1,980,990

Systems Software - 3.8%
Microsoft Corporation	70,800	2,520,480

Trading Companies & Distributors - 7.2%
W.W. Grainger, Inc.	54,200	4,743,584
TOTAL COMMON STOCK (Cost $59,990,979)		$61,728,434

	Principal Amount	Value

U.S GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 1.6%
Federal Home Loan Bank 4.24% - 2008	$1,100,000	1,099,741
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (Cost $1,099,741)		$1,099,741
COMMERCIAL PAPER - 5.0%
Banking - 2.7%
Wells Fargo & Company, Inc. 4.25%, 1/9/2008	1,800,000	1,798,300

Financial Companies - Captive - 2.3%
Caterpillar Financial Services Corporation 4.25%, 1/7/2008	1,500,000	1,498,938
TOTAL COMMERCIAL PAPER (Cost $3,297,238)		$3,297,238
REPURCHASE AGREEMENT - 0.39%
United Missouri Bank, 3.61%, dated 12/31/07, matures 1/02/08; repurchase amount $211,042 (Collateralized by FHLB Discount Note, 1/12/08 with a value of $215,718)	$211,000	$211,000
TOTAL REPURCHASE AGREEMENT (Cost $211,000)		$211,000
Total Investments (SBL Y Fund)		66,336,413
(Cost $64,598,958) - 100.0% Liabilities in Excess of Other Assets - 0.0%		(13,355)

TOTAL NET ASSETS - 100.0%		66,323,058

Footnotes

Percentages are stated as a percent of net assets. For federal income tax purposes the identified cost of investments owned at 12/31/2007 was $64,980,964.

*	-Non-income producing security

158	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Y (Select 25 Series)
December 31, 2007—continued

Glossary:

FHLB	- Federal Home Loan Bank

See notes to financial statements.

159	The accompanying notes are an integral part of the financial statements

Series Y
(Select 25 Series)

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value*	$66,336,413
Cash	507
Receivables:
Fund shares sold	58,246
Securities sold	62,992
Dividends	44,632
Prepaid expenses	1,473

Total assets	66,504,263

Liabilities:
Payable for:
Fund shares redeemed	113,485
Management fees	42,958
Administration fees	5,531
Transfer agent/maintenance fees	2,083
Custodian fees	2,400
Directors’ fees	1,027
Professional fees	10,550
Other fees	3,171

Total liabilities	181,205

Net assets	$66,323,058

Net assets consist of:
Paid in capital	$91,090,256
Undistributed net investment income	399,716
Accumulated net realized loss on sale of investments	(26,904,369)
Net unrealized appreciation in value of investments	1,737,455

Net assets	$66,323,058

Capital shares authorized	unlimited
Capital shares outstanding	6,518,607
Net asset value per share (net assets divided by shares outstanding)	$10.17

*Investments, at cost	$64,598,958

Statement of Operations

For Year Ended December 31, 2007

Investment Income:
Dividends	$891,087
Interest	228,999

Total investment income	1,120,086

Expenses:
Management fees	584,431
Administration fees	74,463
Transfer agent/maintenance fees	25,167
Custodian fees	7,817
Directors’ fees	4,756
Professional fees	11,769
Reports to shareholders	7,663
Other	4,304

Total expenses	720,370

Net investment income	399,716

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	6,212,479

Net realized gain	6,212,479

Net unrealized appreciation (depreciation)during the year on:
Investments	(11,326,717)
Options written	192,634

Net unrealized depreciation	(11,134,083)

Net realized and unrealized loss	(4,921,604)

Net decrease in net assets resulting from operations	$(4,521,888)

160	The accompanying notes are an integral part of the financial statements

Series Y
Statement of Changes in Net Assets	(Select 25 Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations:
Net investment income	$399,716	$140,430
Net realized gain during the year on investments	6,212,479	3,857,230
Net unrealized appreciation (depreciation) during the year on investments	(11,134,083)	5,517,073

Net increase (decrease) in net assets resulting from operations	(4,521,888)	9,514,733

Capital share transactions:
Proceeds from sale of shares	21,451,748	37,946,575
Issuance of shares in connection with merger (Note 11)	–	42,870,151
Cost of shares redeemed	(36,301,850)	(41,654,270)

Net increase (decrease) from capital share transactions	(14,850,102)	39,162,456

Net increase (decrease) in net assets	(19,371,990)	48,677,189

Net assets:
Beginning of year	85,695,048	37,017,859

End of year	$66,323,058	$85,695,048

Undistributed net investment income at end of year	$399,716	$140,430

Capital share activity:
Shares sold	1,955,454	3,680,058
Shares issued in connection with merger (Note 11)	–	4,606,863
Shares redeemed	(3,342,541)	(4,055,072)

Total capital share activity	(1,387,087)	4,231,849

161	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series Y
Selected data for each share of capital stock outstanding throughout each year	(Series 25 Series)

	2007	2006	[a]	2005	2004	Year Ended December 31, 2003
Per Share Data
Net asset value, beginning of period	$10.84	$10.08		$9.02	$8.08	$6.86

Income (loss) from investment operations:
Net investment income (loss)[b]	0.06	0.02		–	(0.01)	–
Net gain (loss) on securities (realized and unrealized)	(0.73)	0.74		1.06	0.95	1.22

Total from investment operations	(0.67)	0.76		1.06	0.94	1.22

Net asset value, end of period	$10.17	$10.84		$10.08	$9.02	$8.08

Total Return[c]	(6.18%)	7.54%		11.75%	11.63%	17.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,323	$85,695		$37,018	$33,832	$34,790
Ratios to average net assets:
Net investment income (loss)	0.51%	0.21%		(0.04%)	(0.15%)	(0.01%)
Total expenses[d]	0.93%	0.95%		0.99%	0.95%	0.93%
Net expenses[e]	0.93%	0.95%		0.99%	0.95%	0.93%

Portfolio turnover rate	16%	40%		28%	42%	49%

a The financial highlights for Series Y exclude the historical financial highlights of Series G. The assets of Series G were acquired by Series Y on June 16, 2006. A total of $40,543,215 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series Y received as a result of the merger.

b Net investment income (loss) was computed using average shares outstanding throughout the period.

c Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

d Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

e Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

162	The accompanying notes are an integral part of the financial statements

This page left blank intentionally.

163

Managers’ Commentary	Series Z
February 15, 2008	(Alpha Opportunity Series)

To Our Shareholders:

For the year ended December 31, 2007, Series Z of the SBL Fund - Alpha Opportunity Series total return was 18.19%, besting its benchmark, the S&P 500 Index, by more than 1,270 basis points, which returned 5.49%. The performance of the portfolio more than doubled that of other long/short equity managers when using the Credit Suisse/Tremont Log/Short Equity Index for the same period. Enhanced results versus other long/short managers were due to the relatively low level of short positions in the portfolio for most of the year.

The Series’ strategy is to invest approximately 50% of its total assets according to a long/short strategy and 50% of its total assets in a portfolio of equity securities, equity derivatives, and fixed income securities with the intention of tracking the performance of the S&P 500 Index.

The fundamental investment philosophy of the active value strategy rests first upon the belief that it is critical to identify the long-term investment theme governing the equity markets. These themes may persist for 15 to 20 years.

Second, while we also believe that valuation adds important perspective to investment decisions, it is not an efficient means of timing purchase and sale decisions. We believe those decisions are best made using technical analysis. We believe technical analysis, the study of price trends, allows us to efficiently capture gains and avoid material losses.

The third tenet of our philosophy is that changes in stock prices lead changes in fundamental corporate developments. A proactive asset management approach helps to keep our investment themes fresh and our risk levels moderate.

Top Performers

The better performing sectors of the market in the fourth quarter included several consistent with our long-term themes: energy, materials, and technology (+32.4%, 20.0% and 15.5% respectively, based on the Index’s sector performance). During the year oil prices rose dramatically to new nominal highs, touching $100 a barrel, almost exceeding the inflation adjusted levels of $102.81 set in April 1980. Industry watchers have begun raising their estimates of average prices expected for 2008 to $80 a barrel and more. Schlumberger, the large oil services firm, was one of our best performers. In the materials sectors, gold rose to new highs in 2007, exceeding nominal levels set almost 30 years ago and agriculturally- related investments performed well. Potlash Corporation, a Canadian fertilizer company, was one of the better performers in that sector for the portfolio. Stocks within these theme sectors continue to have attractive fundamentals and reasonable valuations.

Disappointing Performers

Conversely, the financial and consumer durables sectors, proved to be the two worst performers in 2007 with declines of -20.8% and -14.3% respectively, based on the Index’s sector performance. These two broad sectors constitute almost 28% of the Index. Fortunately, not only did we have little exposure to either, we took advantage of their weakness to short stocks in the sectors. The financial sector, particularly the banks and brokerage houses, continue to labor under the weight of the sub-prime mortgage debacle here in the United States. New revelations of further write-offs persist and are likely to continue into the first half of 2008. Those with good credit are likely to be more cautious in their borrowing. When they do borrow, there will be more scrutiny by lenders. As in the latter part of 4th quarter of 2007, we may be increasingly active on the short side of the strategy in 2008.

164

Managers’ Commentary	Series Z
February 15, 2008	(Alpha Opportunity Series)

2008 Market Outlook

On balance, we remain generally positive in our outlook for the World’s equity markets in 2008. However, with the world economy slowing and inflation inching up, it is easy to be pessimistic. Fundamentally, market weakness in the second half of 2007 was the result of difficulties in the sub-prime mortgage market and related credit market concerns. Although investors should expect more bad news regarding the issue, we believe the Federal Reserve and U.S. Treasury will continue taking steps to soften the impact on the U.S. consumer and financial institutions.

Valuation levels for the equity markets overall, and most sectors within them, appear to be attractive to fair. Many investors are expecting a modest return for U.S. equities in 2008. We would agree.

We feel the stage has been set to make profitable short transactions in select industries within the broader financial and consumer durables sectors. Price strength in both areas may present further shorting opportunities. In the long portion of our portfolio, we will continue to seek opportunities in the energy, materials, industrials and technology sectors.

We appreciate your business and the confidence you place in us.

Sincerely,

Mark Lamb

Co-Portfolio Manager

Security Global Investors

William H. Jenkins

Mainstream Investment Advisers, LLC

(Sub-adviser for the active value portion of the Series)

165

Series Z
Performance Summary	(Alpha Opportunity Series)
December 31, 2007	(unaudited)

PERFORMANCE

$10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Z (Alpha Opportunity Series) on July 7, 2003 (date of inception), and reflects the fees and expenses of Series Z. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

Average Annual Returns

Periods Ended 12-31-07[1]	1 Year	Since Inception (7-7-03)

Series Z	18.19%	15.38%

[1]   Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Sector*
Consumer Discretionary	(0.58)%
Consumer Staples	2.59
Energy	11.29
Financials	6.51
Health Care	0.60
Industrials	14.76
Information Technology	5.22
Materials	4.24
Utilities	1.35
Exchange Traded Funds	(0.47)
U.S. Government Sponsored Agencies	38.98
Repurchase Agreement	2.15
Other Assets in Excess of Liabilities	13.36
Total Net Assets	100.00%

*	Securities sold short are netted with long positions in common stocks in the appropriate sectors.

166	The accompanying notes are an integral part of the financial statements

Series Z
Performance Summary	(Alpha Opportunity Series)
December 31, 2007	(unaudited)

Information About Your Series Expenses

Calculating your ongoing Series expenses

Example

As a shareholder of the Series, you incur ongoing costs, including management fees and other series expenses. Performance figures and expense ratios do not reflect fees and expenses associated with an investment in variable insurance products. Shares of a Series of SBL Fund are available only through the purchase of such products. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses associated with an investment in variable insurance products. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses associated with an investment in variable insurance products were included, your costs would have been higher.

Series Expenses
	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007[1]	Expenses Paid During Period[2]
Series Z (Alpha Opportunity Series)
Actual	$1,000.00	$1,039.70	$12.90
Hypothetical	1,000.00	1,012.55	12.73

1 The actual ending account value is based on the actual total return of the Series for the period July 1, 2007 to December 31, 2007 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2007 to December 31, 2007 was 3.97%.

2 Expenses are equal to the Series annualized expense ratio of 2.51%, net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

167

Schedule of Investments	Series Z (Alpha Opportunity Series)
December 31, 2007

	Shares	Value
COMMON STOCK - 51.6%
Aerospace & Defense - 0.2%
Hexcel Corporation *	4,152	$100,811

Agricultural Products - 1.8%
Bunge, Ltd. (1)	7,672	893,098

Airlines - 1.1%
Allegiant Travel Company *	4,994	160,507
Delta Air Lines, Inc. *	9,617	143,197
Northwest Airlines Corporation *	17,301	251,038

		554,742

Apparel Retail - 0.3%
Urban Outfitters, Inc. *	6,228	169,775

Asset Management & Custody Banks - 2.8%
Bank of New York Mellon Corporation	9,808	478,238
Northern Trust Corporation	5,576	427,010
State Street Corporation	5,606	455,207

		1,360,455

Auto Parts & Equipment - 0.1%
WABCO Holdings, Inc.	1,384	69,325

Biotechnology - 0.7%
Genzyme Corporation *	4,884	363,565

Coal & Consumable Fuels - 0.4%
International Coal Group, Inc. *	28,151	150,889
Peabody Energy Corporation	692	42,655

		193,544

Communications Equipment - 1.2%
Black Box Corporation	9,968	360,543
Research In Motion, Ltd. *	2,006	227,480

		588,023

Computer Hardware - 0.9%
Hewlett-Packard Company	8,614	434,835

Construction & Engineering - 1.8%
Foster Wheeler, Ltd. * (1)	4,854	752,467
Jacobs Engineering Group, Inc. *	1,404	134,236

		886,703

Construction & Farm Machinery & Heavy Trucks - 1.1%
AGCO Corporation *	4,182	284,292
CNH Global N.V.	3,881	255,448

		539,740

Diversified Banks - 0.3%
Banco Bradesco S.A. ADR	5,014	160,448

Diversified Chemicals - 0.4%
FMC Corporation	3,551	193,707

	Shares	Value
COMMON STOCK (continued)
Diversified Commercial & Professional
Services - 0.2%
Pike Electric Corporation *	5,415	$90,755

Diversified Metals & Mining - 1.7%
Anglo American plc ADR	3,009	91,383
Fording Canadian Coal Trust	2,507	96,770
Freeport-McMoRan Copper &
Gold, Inc. (CI.B)	2,076	212,666
General Moly, Inc. *	2,366	27,611
Rio Tinto plc ADR	1,011	424,519

		852,949

Electrical Components &
Equipment - 4.3%
American Superconductor Corporation *	2,808	76,771
Ametek, Inc.	2,076	97,240
Cooper Industries, Ltd.	1,384	73,186
Emerson Electric Company	2,798	158,535
FuelCell Energy, Inc. *	3,460	34,323
General Cable Corporation *	4,255	311,806
GrafTech International, Ltd. *	14,113	250,506
Powell Industries, Inc. *	9,356	412,319
Rockwell Automation, Inc.	4,302	296,666
Sunpower Corporation *	2,799	364,961

		2,076,313

Electronic Equipment Manufacturers - 0.4%
Amphenol Corporation	2,798	129,743
Rofin-Sinar Technologies, Inc. *	1,384	66,584

		196,327

Exchange Traded Funds -0.7%
iShares MSCI Taiwan Index Fund	2,966	44,668
iShares Silver Trust *	692	101,551
SPDR S&P Metals & Mining ETF	2,768	192,708

		338,927

Fertilizers & Agricultural Chemicals - 0.3%
Sociedad Quimica y Minera de Chile S.A. ADR	752	132,916

Food Distributors - 0.1%
Andersons, Inc.	738	33,062
Zhongpin, Inc. *	1,384	18,020

		51,082

Gold -0.1%
Yamana Gold, Inc.	5,014	64,881

Heavy Electrical Equipment - 1.2%
ABB, Ltd. ADR	20,056	577,613

Hypermarkets & Super Centers - 0.7%
BJ’s Wholesale Club, Inc. *	9,827	332,447

168	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z (Alpha Opportunity Series)
December 31, 2007 - continued

	Shares	Value
COMMON STOCK (continued)
Independent Power Producers & Energy
Traders - 1.3%
AES Corporation *	13,970	$298,818
Ormat Technologies, Inc.	6,538	359,656

		658,474

Industrial Conglomerates - 1.1%
McDermott International, Inc. *	4,172	246,273
Textron, Inc.	2,768	197,358
Walter Industries, Inc.	2,076	74,591

		518,222

Industrial Machinery - 3.0%
Donaldson Company, Inc.	3,055	141,691
Flowserve Corporation	4,884	469,841
Harsco Corporation	4,292	274,988
SPX Corporation	5,655	581,617

		1,468,137

Integrated Oil & Gas - 0.9%
Petroleo Brasileiro S.A. ADR	3,510	404,492
Sasol, Ltd. ADR	1,008	49,866

		454,358

Internet Software & Services - 3.0%
Google, Inc. * (1)	2,106	1,456,257

Investment Banking & Brokerage - 1.1%
Charles Schwab Corporation	16,065	410,461
Raymond James Financial, Inc.	3,480	113,657

		524,118

IT Consulting & Other Services - 0.0%
EnerNOC, Inc. *	307	15,074

Marine - 0.3%
Kirby Corporation *	3,520	163,610

Metal & Glass Containers - 0.5%
Crown Holdings, Inc. *	2,076	53,249
Owens-Illinois, Inc. *	3,460	171,270

		224,519

Multi-Line Insurance - 0.9%
Assurant, Inc.	6,859	458,867

Oil & Gas Drilling - 0.6%
Noble Corporation	4,914	277,690

Oil & Gas Equipment & Services - 4.8%
Cameron International Corporation *	8,404	404,485
Dril-Quip, Inc. *	3,517	195,756
Hornbeck Offshore Services, Inc. *	7,261	326,382
National Oilwell Varco, Inc. *	4,152	305,006
Schlumberger, Ltd.	3,500	344,295
Willbros Group, Inc. *	19,635	751,824

		2,327,748

	Shares	Value
COMMON STOCK (continued)
Oil & Gas Exploration & Production - 3.9%
Apache Corporation (1)	11,231	$1,207,782
Denbury Resources, Inc. *	10,028	298,333
Harvest Natural Resources, Inc. *	30,770	384,625

		1,890,740

Oil & Gas Storage & Transportation - 0.8%
Williams Companies, Inc.	10,480	374,974

Precious Metals & Minerals - 0.2%
Coeur d’Alene Mines Corporation *	1,977	9,766
Silver Wheaton Corporation *	3,710	62,959

		72,725

Regional Banks - 0.1%
BancorpSouth, Inc.	1,384	32,676

Specialized REITs - 3.7%
Plum Creek Timber Company, Inc.	12,114	557,729
Potlatch Corporation	14,060	624,826
Rayonier, Inc.	13,327	629,567

		1,812,122

Specialty Chemicals - 0.9%
OM Group, Inc. *	4,362	250,990
Rohm & Haas Company	3,460	183,622

		434,612

Steel - 0.8%
Nucor Corporation	2,076	122,941
Ternium S.A. ADR	6,719	269,499

		392,440

Systems Software - 0.1%
Aladdin Knowledge Systems, Ltd.*	1,397	36,504

Trading Companies & Distributors - 0.8%
UAP Holding Corporation	9,827	379,322
TOTAL COMMON STOCK (Cost $25,108,093)		$25,196,170
	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 39.0%
Federal Home Loan Bank
4.12% - 2008(1)	$850,000	843,692
4.25% - 2008 (1)	450,000	446,044
4.275%- 2008 (1)	150,000	149,279
4.29% - 2008 (1)	222,000	220,577
4.30% - 2008 (1)	500,000	499,102
4.32% - 2008 (1)	400,000	398,627
4.35% - 2008 (2)	1,100,000	1,097,484
Federal Home Loan Mortgage Corporation
4.22% - 2008 (2)	2,000,000	1,992,446
4.241% - 2008 (1)	850,000	847,098

169	The accompanying notes are an integral part of the financial statements

Schedule of Invesments	Series Z (Alpha Opportunity Series)
December 31, 2007

	Principal Amount	Value
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (continued)
Federal Home Loan Mortgage Corporation (continued)
4.30% - 2008 (1)	$650,000	$648,137
4.32% - 2008 (1)	675,000	671,292
4.57% - 2008 (1)	30,000	29,961
4.61% - 2008 (1)	635,000	634,655
Federal National Mortgage Association
4.10% - 2008(1)	800,000	795,330
4.14% - 2008(1)	850,000	843,207
4.16% - 2008(1)	975,000	966,652
4.19% - 2008(1)	500,000	494,306
4.207% - 2008 (1)	1,700,000	1,698,793
4.21% -2008(1)	450,000	445,080
4.22% - 2008 (1)	800,000	796,613
4.234% - 2008 (1)	990,000	985,241
4.34% - 2008 (1)	600,000	598,171
4.56% - 2008 (1)	450,000	449,314
4.60% - 2008 (1)	2,050,000	2,050,000
4.66% - 2008 (1)	450,000	449,657
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS& NOTES		$19,050,758
(Cost $19,046,866)

REPURCHASE AGREEMENT - 2.1%
United Missouri Bank, 1.75%, dated 12/31/07, matures 1/02/08; repurchase amount $1,051,500 (Collateralized by FNMA Discount Note, 8/15/08 with a value of $1,076,617)	$1,051,3968	$1,051,398
TOTAL REPURCHASE AGREEMENT (Cost $1,051,398)		$1,051,398
Total Investments (SBL Z Fund)		$45,298,326
(Cost $45,206,357) - 92.7% Other Assets in Excess of Liabilities - 7.3%		3.570.868

TOTAL NET ASSETS - 100.0%		$48,869,194

Schedule of Securities Sold Short

December 31, 2007

SBL Z FUND
	Shares	Value
COMMON STOCK -(6.1)%
Department Stores - 0.0%
Nordstrom, Inc.	(702)	$(25,784)

Diversified Banks - (0.2)%
Comerica, Inc.	(1,114)	(48,493)
Wachovia Corporation	(1,404)	(53,394)

		(101,887)

Diversified Chemicals - (0.6)%
E.I. Du Pont de Nemours &	(1,114)	(49,116)

	Shares	Value
COMMON STOCK (continued)
Diversified Chemicals (continued)
PPG Industries, Inc.	(3,510)	$(246,508)

		(295,624)

Diversified Commercial &
Professional Services - (0.3)%
China Security & Surveillance	(2,406)	(144,601)

Electronic Equipment Manufacturers - (0.2)%
Littelfuse, Inc. *	(2,885)	(95,090)

Exchange Traded Funds - (1.2)%
Consumer Discretionary Select	(702)	(23,011)
Financial Select Sector SPDR Fund	(2,106)	(61,074)
KBW Bank ETF	(2,808)	(122,148)
Regional Bank HOLDRs Trust	(2,738)	(360,321)

		(566,554)

Food Retail - 0.0%
Winn-Dixie Stores, Inc. *	(557)	(9,397)

Health Care Technology - (0.1)%
Allscripts Healthcare Solutions, Inc.	(2,227)	(43,248)

Homebuilding-(0.1)%
Toll Brothers, Inc. *	(2,808)	(56,328)

Internet Retail - (0.1)%
IAC *	(2,106)	(56,694)

Investment Banking & Brokerage - (1.0)%
Goldman Sachs Group, Inc.	(702)	(150,965)
KBW, Inc. *	(557)	(14,254)
Lehman Brothers Holdings, Inc.	(2,772)	(181,400)
Merrill Lynch & Company, Inc.	(2,106)	(113,050)
Morgan Stanley	(557)	(29,582)

		(489,251)

Leisure Products - (0.2)%
MarineMax, Inc. *	(1,572)	(24,366)
Mattel, Inc.	(3,261)	(62,089)

		(86,455)

Life & Health Insurance - (0.1)%
MetLife, Inc.	(648)	(39,930)

Movies & Entertainment - (0.2)%
News Corporation	(2,235)	(45,795)
Walt Disney Company	(1,114)	(35,960)

		(81,755)

Multi-Line Insurance - (0.3)%
American International Group, Inc.	(2,227)	(129,834)

Other Diversified Financial
Services -(0.3)%
JPMorgan Chase & Company	(3,341)	(145,835)

170	The accompanying notes are an integral part of the financial statements

Schedule of Investments	Series Z (Alpha Opportunity Series)
December 31, 2007 - continued

	Shares	Value

COMMON STOCK (continued)

Pharmaceuticals - (0.1)%
Eli Lilly & Company	(557)	$(29,738)

Publishing - 0.0%
Gannett Company, Inc.	(557)	(21,723)

Regional Banks - (0.1)%
Fifth Third Bancorp	(548)	(13,771)
Regions Financial Corporation	(548)	(12,960)
Susquehanna Bancshares, Inc.	(557)	(10,271)
Synovus Financial Corporation	(557)	(13,413)

		(50,415)

Restaurants - (0.2)%
California Pizza Kitchen, Inc. *	(3,986)	(62,062)
Panera Bread Company *	(1,643)	(58,852)

		(120,914)

Retail REITs - (0.4)%
Federal Realty Invs Trust	(2,227)	(182,948)

Semiconductors - (0.2)%
National Semiconductor	(3,510)	(79,466)

Specialty Stores - (0.1)%
Tiffany & Company	(1,643)	(75,627)

Thrifts & Mortgage Finance - (0.1)%
BankUnited Financial Corporation	(4,212)	(29,063)
TOTAL COMMON STOCK (Proceeds $3,072,274)		$(2,958,161)
Total Securities Sold Short (SBL Z Fund) (Proceeds $3,072,274)		$(2,958,161)

Footnotes

Percentages	are stated as a percent of net assets.
For	federal income tax purposes the identified cost of investments owned at 12/31/2007 was $45,448,810.

*	- Non-income producing security
1	- Security is segregated as collateral for open futures contracts.
2	- Security is segregated as collateral for snort positions.

Glossary:
ADR	- American Depositary Receipt
FNMA	- Federal National Mortgage Association
plc	- Public Limited Company
See notes to financial statements.

171	The accompanying notes are an integral part of the financial statements

Series Z (Alpha Opportunity Series)

Statement of Assets and Liabilities December 31, 2007

Assets:
Investments, at value*	$45,298,326
Cash	5,454,437
Receivables:
Fund shares sold	119,073
Securities sold	4,119,033
Dividends	6,642
Prepaid expenses	772

Total assets	54,998,283

Liabilities:
Common stock sold short, at value**	2,958,161

Payable for:
Fund shares redeemed	9,124
Securities purchased	2,926,786
Variation margin on futures	109,975
Dividends on short sales	5,779
Management fees	93,575
Administration fees	7,191
Transfer agent/maintenance fees	2,084
Directors’ fees	500
Professional fees	14,775
Other fees	1,139

Total liabilities	6,129,089

Net assets	$48,869,194

Net assets consist of:
Paid in capital	$42,648,682
Undistributed net investment income	38,680
Undistributed net realized gain on sale of investments	6,314,745
Net unrealized depreciation in value of investments	(132,913)

Net assets	$48,869,194

Capital shares authorized	unlimited
Capital shares outstanding	2,962,505
Net asset value per share (net assets divided by shares outstanding)	$16.50

*Investments, at cost	$45,206,357
**Common stock sold short, at proceeds	3,072,274

Statement of Operations For Year Ended December 31, 2007

Investment Income:
Dividends	$167,364
Interest	839,640

Total investment income	1,007,004

Expenses:
Management fees	828,638
Administration fees	64,213
Transfer agent/maintenance fees	25,112
Custodian fees	45,537
Directors’ fees	2,532
Professional fees	17,688
Reports to shareholders	3,367
Other	1,468
Dividends on short sales	24,424

Total expenses	1,012,979
Less:
Earnings credits applied	(44,655)

Net expenses	968,324

Net investment income	38,680

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	6,194,911
Securities sold short	30,168
Futures	168,902

Net realized gain	6,393,981

Net unrealized appreciation (depreciation) during the year on:
Investments	339,873
Securities sold short	119,151
Futures	(335,984)

Net unrealized appreciation	123,040

Net realized and unrealized gain	6,517,021

Net increase in net assets resulting from operations	$6,555,701

172	The accompanying notes are an integral part of the financial statements

Series Z

Statement of Changes in Net Assets	(Alpha Opportunity Series)

	Year Ended December 31, 2007	Year Ended December 31, 2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$38,680	$(7,755)
Net realized gain during the year on investments	6,393,981	3,712,720
Net unrealized appreciation (depreciation) during the year on investments	123,040	(41,602)

Net increase in net assets resulting from operations	6,555,701	3,663,363

Capital share transactions:
Proceeds from sale of shares	36,899,862	19,973,403
Cost of shares redeemed	(31,028,535)	(12,854,101)

Net increase from capital share transactions	5,871,327	7,119,302

Net increase in net assets	12,427,028	10,782,665

Net assets:
Beginning of year	36,442,166	25,659,501

End of year	$48,869,194	$36,442,166

Undistributed net investment income at end of year	$38,680	$–

Capital share activity:
Shares sold	2,353,094	1,505,711
Shares redeemed	(2,001,902)	(973,096)

Total capital share activity	351,192	532,615

173	The accompanying notes are an integral part of the financial statements

Financial Highlights	Series Z
Selected data for each share of capital stock outstanding throughout each period	(Alpha Opportunity Series)

					Year Ended
					December 31,
	2007	2006	2005	2004	2003 [a]
Per Share Data
Net asset value, beginning of period	$13.96	$12.34	$11.57	$11.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.01	–	(0.02)	(0.07)	(0.06)
Net gain on securities (realized and unrealized)	2.53	1.62	0.79	1.42	1.88

Total from investment operations	2.54	1.62	0.77	1.35	1.82
Less distributions:
Distributions from realized gains	–	–	–	(0.96)	(0.64)

Total distributions	–	–	–	(0.96)	(0.64)
Net asset value, end of period	$16.50	$13.96	$12.34	$11.57	$11.18

Total Return[c]	18.19%	13.13%	6.66%	12.58%	18.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,869	$36,442	$25,660	$19,161	$6,738
Ratios to average net assets:
Net investment income (loss)	0.10%	(0.03%)	(0.21%)	(1.12%)	(1.33%)
Total expenses[d]	2.50%	2.78%	2.50%	2.78%	2.62%
Net expenses[e]	2.39%	2.62%	2.50%	2.57%	2.50%
Net expenses prior to custodian earnings credits and net of expense waivers	2.50%	2.78%	2.50%	2.57%	2.52%
Net expenses prior to performance fee adjustments[f]	2.34%	2.47%	2.47%	–%	–%
Portfolio turnover rate	1,770%	1,285%	1,509%	1,054%	966%

a Series Z was initially capitalized on July 7, 2003 with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

b Net investment income (loss) was computed using average shares outstanding throughout the period.

c Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products. Additionally, total return is not annualized for periods less than one year.

d Total expense information reflects the expense ratios absent expense reductions by the Investment Manager, and earnings credits, as applicable.

e Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

f Net expenses prior to performance fee adjustments reflect ratios after voluntary expense waivers, reimbursements, custodian earnings credits, and before performance fee adjustments, as applicable.

174	The accompanying notes are an integral part of the financial statements

Notes to Financial Statements
December 31, 2007

1.Significant Accounting Policies

SBL Fund (The Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to separate accounts of Security Benefit Life Insurance Company (SBL). The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Valuations of the Fund’s securities are supplied by pricing ser vices approved by the Board of Directors. The Fund’s officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Series that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Series will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund’s investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of a foreign exchange that will affect the value of a series portfolio securities before the time as of which the NAV is calculated (a “significant event”), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Series net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS®. In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by Interactive Data Corporation’s Fair Value Information Service in valuing foreign securities.

The senior floating rate interests (loans) in which Series P invests are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

B. Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Series may be delayed or limited.

C. Foreign Currency Transactions - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities

175

Notes to Financial Statements
December 31, 2007

initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

D. Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. A series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

E. Futures - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, minimizing transaction costs and economically hedging possible variations in foreign exchange values. The Fund may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the series may pay from its cash balances and reduce its future positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the series. The series realizes a gain or loss when the contract is closed or expires.

F. Options Purchased and Written - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively, a security at a specified price, until a certain date. Options may be used to economically hedge the series portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

G. Securities Sold Short - Certain of the Series may make short sales “against the box,” in which the Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Series’ net assets be in deposits on short sales against the box. If a Series makes a short sale, the Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Series is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Series may make short sales that are not “against the box,” which create opportunities to increase the Series’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability.

176

Notes to Financial Statements
December 31, 2007

The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Series are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Series is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

H. Senior Loans - Senior loans in which certain of the Series invests generally pay interest rates which are periodically adjusted by reference to short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2007.

I. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income is accrued as of ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Series is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis including the amortization of premiums and accretion of discounts on debt securities.

J. Expenses - Expenses that are directly related to one of the Series are charged directly to that Series. Other operating expenses are allocated to the Series on the basis of relative net assets within the Fund.

K. Distributions to Shareholders - The Fund is required by the Internal Revenue Code to distribute substantially all of its income and capital gains to its shareholders. Each year the Fund determines whether to declare and pay actual dividends or whether to secure consent of its shareholders to report and deduct a consent dividend. A consent dividend is treated for tax purposes as a distribution to shareholders occurring on the last day of the Fund’s taxable year and a shareholder contribution to capital occurring on the same day. It is the Fund’s current practice to utilize the consent dividend procedures. The character of any distributions made from net investment income and net realized gains may differ from their ultimate characterization for income tax purposes.

L. Taxes - The Series intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

M. Earnings Credits - Under the fee agreement with the custodian, the Series’ may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

N. Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

O. Indemnifications - Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

P. Recent Accounting Pronouncements - On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be deemed to be uncertain and would be recorded as tax expense in the current year. For all open tax years (December 31, 2004 - December 31, 2007) and all major taxing jurisdictions through the end of the reporting period, the Fund’s management has completed a review and evaluation in connection with the adoption of FIN 48 and has determined that no tax liability is required and no additional disclosures are needed as of December 31, 2007.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value requirements. FAS 157 is effective for financial statements issued for fiscal years beginning after November

177

Notes to Financial Statements
December 31, 2007

15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

2. Management fees and other transactions with affiliates

Management fees are paid monthly to Security Investors (SI) (formerly known as Security Management Company), based on the following annual rates:

	Management Fees (as a % of net assets)	Management Fee Waivers (as a % of net assets)

Series A (Equity Series)	0.75%	N/A
Series B (Large Cap Value Series)	0.65	N/A
Series C (Money Market Series)	0.50	N/A
Series D (Global Series)	1.00	N/A
Series E (Diversified Income Series)	0.75	0.15
Series H (Enhanced Index Series)	0.75	0.25
Series J (Mid Cap Growth Series)	0.75	N/A
Series N (Managed Asset Allocation Series)	1.00	N/A
Series O (Equity Income Series)	1.00	N/A
Series P (High Yield Series)	0.75	N/A
Series Q (Small Cap Value Series)	1.00	N/A
Series V (Mid Cap Value Series)	0.75	N/A
Series X (Small Cap Growth Series)	1.00	N/A
Series Y (Select 25 Series)	0.75	N/A
Series Z (Alpha Opportunity Series)*	2.051	N/A
* Series Z’s management fee will range from 1.25% to 2.75% of aver-age daily net assets as discussed below.

1SI receives a management fee from Series Z that consists of two components. The first component is an annual base fee equal to 2.00% of Series Z’s average daily net assets. The second component is a base fee adjustment that either increases or decreases the base fee, depending on how Series Z performed relative to the S&P 500 Index over the prior 12-month period (the “Measuring Period”). SI will receive the base fee of 2.00% without adjustment if the performance of Series Z matches the performance of the S&P 500 Index. The maximum base fee adjustment at each calculation period is 0.75% up or down in the event that Series Z outperforms or underperforms the S&P 500 Index by 15% or more. SI calculates the base fee adjustment each month based upon Series Z’s performance relative to the S&P 500 Index during the Performance Period ending on the last day of the month. If Series Z outperforms the S&P 500 Index over the Measuring Period, the base fee is adjusted upward. The upward adjustment is equal to the amount by which Series Z’s performance exceeds that of the S&P 500 Index divided by 15 and multiplied by the average daily net assets of Series Z during the Measuring Period to determine the base fee adjustment for the month. If Series Z underperforms the Index, the base fee is adjusted downward on the same basis. SGI will determine the dollar amount of any performance adjustment each month by multiplying the adjustment percentage by the average daily net assets of Series Z during the Measuring Period and dividing by that number by the number of days in the Measuring Period and then multiplying that amount by the number of days in the current month.

SI also acts as the administrative agent and transfer agent for the Fund, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each series. For these services, the Investment Manager receives the following:

Administrative Fees (as a % of net assets)*
Series A (Equity Series)	0.095%
Series B (Large Cap Value Series)	0.095
Series C (Money Market Series)	0.095
Series D (Global Series)	0.150
Series E (Diversified Income Series)	0.095
Series H (Enhanced Index Series)	0.095
Series J (Mid Cap Growth Series)	0.095
Series N (Managed Asset Allocation Series)	0.150
Series O (Equity Income Series)	0.095
Series P (High Yield Series)	0.095
Series Q (Small Cap Value Series)	0.095
Series V (Mid Cap Value Series)	0.095
Series X (Small Cap Growth Series)	0.095
Series Y (Select 25 Series)	0.095
Series Z (Alpha Opportunity Series)	0.150
* The minimum annual charge for administrative fees is $25,000 for Series A, B, C, E, H, J, O, P, Q, V, X, Y and Z and $60,000 for Series D and N.

SI is paid the following for providing transfer agent services to the Fund:

Annual charge per account	$5.00 - $ 8.00
Transaction fee	$0.60 - $ 1.10
Minimum annual charge per series	$25,000
Certain out-of-pocket charges	Varies

Effective January 1, 2007, the investment advisory contract for Series Z provides that the total other expenses be limited to 0.50% of average net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees, commissions and dividends on short sales. This contract is in effect through December 31, 2008. SI has agreed to limit the total expenses of Series H, Series Q and Series Y to 1.75% of average net assets and Series P, Series V and Series X to 2.00% of average net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions for the aforementioned Series. The expense limits are voluntary and may be terminated at any time without notice to shareholders.

In connection with the change in sub-advisors of Series D, SI reimbursed the Series for a portion of the commissions resulting from transaction costs. Such commissions which are included in realized gains, amounted to $172,667.

At December 31, 2007, Security Benefit Life Insurance Company, through their insurance company separate accounts, owned 100% of the outstanding shares of each Series of the

178

Notes to Financial Statements
December 31, 2007

Fund, except for, Series N, Series O, Series P, Series Q and Series V in which it owns 99% of each Series.

3. Unrealized Appreciation/Depreciation

For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at December 31, 2007, were as follows:

	Gross unrealized appreciation	Gross unrealized (depreciation)	Net unrealized appreciation (depreciation)
Series A
(Equity)	$68,909,429	$(42,804,670)	$26,104,759
Series B
(Large Cap Value)	96,500,098	(38,391,667)	58,108,431
Series C
(Money Market)	26,385	(33,863)	(7,478)
Series D
(Global)	95,414,131	(22,719,748)	72,694,383
Series E
(Diversified Income)	115,591	(4,895,461)	(4,779,870)
Series H
(Enhanced Index)	7,146,744	(4,926,697)	2,220,047
Series J
(Mid Cap Growth)	36,773,045	(33,374,417)	3,398,628
Series N
(Managed Asset Allocation)	12,249,804	(4,994,733)	7,255,071
Series O
(Equity Income)	53,193,022	(20,180,120)	33,012,902
Series P
(High Yield)	1,712,145	(6,552,336)	(4,840,191)
Series Q
(Small Cap Value)	43,696,515	(17,313,032)	26,383,483
Series V
(Mid Cap Value)	69,272,266	(53,225,192)	16,047,074
Series X
(Small Cap Growth)	10,436,024	(5,695,274)	4,740,750
Series Y
(Select 25)	9,026,725	(7,671,276)	1,355,449
Series Z
(Alpha Opportunity)	598,507	(448,023)	(150,484)

4. Restricted Securities

As of December 31, 2007, the following Series contained restricted securities. Market value, cost, percentage of total net assets and acquisition dates are as follows:

	Number of Shares	Price Per Share	Market Value	Cost	% of Net Assets	Acquisition Date
Series J
ThermoEnergy Corporation PIPE	1,380,000	$0.49	$676,200	$1,302,103	0.3%	07-14-05
ThermoEnergy Corporation Warrant	1,380,000	0.1066	147,108	353,897	0.1%	07-14-05
Series V
ThermoEnergy Corporation PIPE	1,130,000	0.49	553,700	1,066,215	0.1%	07-14-05
ThermoEnergy Corporation Warrant	1,130,000	0.1066	120,458	289,785	0.0%	07-14-05

These securities have been valued after considering certain pertinent factors, including the results of operations since the date of purchase, and the recent sales price of its common stock. No quoted market price exists for these shares. It is possible that the estimated fair value may differ significantly from the amount that might ultimately be realized in the near term, and difference could be material.

179

Notes to Financial Statements
December 31, 2007

5. Investment Transactions

Investment transactions for the year ended December 31, 2007, (excluding overnight investments, short–term commercial paper and U.S. government securities) were as follows:

	Purchases	Proceeds from Sales

Series A
(Equity)	$55,233,860	$159,100,894
Series B
(Large Cap Value)	137,338,381	183,844,560
Series C
(Money Market)	–	–
Series D
(Global)	645,087,091	717,505,760
Series E
(Diversified Income)	42,442,013	71,470,309
Series H
(Enhanced Index)	89,185,131	116,949,446
Series J
(Mid Cap Growth)	102,483,170	236,695,743
Series N
(Managed Asset Allocation)	87,041,328	81,643,859
Series O
(Equity Income)	73,568,437	84,000,098
Series P
(High Yield)	71,301,015	51,969,635
Series Q
(Small Cap Value)	67,216,351	75,355,629
Series V
(Mid Cap Value)	191,032,097	227,283,514
Series X
(Small Cap Growth)	114,194,544	130,904,087
Series Y
(Select 25)	11,918,156	28,273,833
Series Z
(Alpha Opportunity)	347,598,818	344,312,052

6. Open Futures Contracts

Open futures contracts for Series E, Series H and Series Z as of December 31, 2007, were as follows:

	Position	Number of Contracts	Expiration Date	Contract Amount	Market Value	Unrealized Gain/ (Loss)

Series E
U.S. 2-Year Note Future	Long	380	03/21/2008	$79,842,893	$79,895,000	$52,107
U.S. 5-Year Note Future	Long	15	03/21/2008	1,650,990	1,654,219	3,229
U.S. 10-Year Note Future	Short	108	03/21/2008	(12,233,153)	(12,246,187)	(13,034)

				$69,260,730	$69,303,032	$42,302

Series H
S&P 500 E-Mini Future	Long	24	03/21/2008	$1,788,052	$1,772,640	$(15,412)

Series Z
S&P 500 Index Future	Long	53	03/21/2008	$19,911,895	$19,572,900	$(338,995)

180

Notes to Financial Statements
December 31, 2007

7. Options Written

Information as to options written by the Series during the year ended December 31, 2007 and options outstanding at year end is provided below.

Series A Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2006	775	$121,596
Opened	1,354	101,620
Expired	(804)	(108,939)
Exercised	(1,325)	(114,277)

Balance at December 31, 2007	–	$–

Series A Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2006	–	$–
Opened	499	91,316
Exercised	(499)	(91,316)

Balance at December 31, 2007	–	$–

Series B Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2006	611	$101,419
Opened	2,402	240,384
Expired	(782)	(105,957)
Exercised	(2,231)	(235,846)

Balance at December 31, 2007	–	$–

Series B Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2006	–	$–
Opened	1,216	178,020
Expired	(642)	(72,980)
Exercised	(574)	(105,040)

Balance at December 31, 2007	–	$–

Series J Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2006	1,074	$273,293
Opened	2,906	497,691
Expired	(2,608)	(438,455)
Exercised	(1,372)	(332,529)

Balance at December 31, 2007	–	$–

Series Q Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value

Alaska Air Group, Inc.	1-18-08	$25.00	50	$6,500
Carpenter Technology Corporation	1-18-08	65.00	70	71,400
	1-18-08	70.00	40	24,000
	2-15-08	70.00	10	7,600
	3-21-08	55.00	115	238,050
	3-21-08	60.00	80	131,200
	3-21-08	65.00	20	25,000
	3-21-08	70.00	40	37,200
	3-21-08	75.00	5	3,300
Chicago Bridge & Iron Company N.V.	1-18-08	50.00	15	15,600
	4-18-08	50.00	45	57,600
Encore Wire Corporation	1-18-08	12.50	70	23,100
Forest Oil Corporation	1-18-08	45.00	15	8,850
	1-18-08	50.00	35	6,300
Geo Group, Inc.	6-20-08	30.00	15	3,225
Global Industries, Ltd.	3-21-08	30.00	15	75
Goldcorp, Inc.	4-18-08	37.50	15	3,375
Helmerich & Payne, Inc.	2-15-08	40.00	25	5,375
	3-21-08	35.00	25	14,750
	3-21-08	40.00	15	4,050
	6-20-08	40.00	25	9,500
ION Geophysical Corporation	1-18-08	15.00	10	1,100
Noble Energy, Inc.	2-15-08	65.00	10	14,700
	2-15-08	70.00	60	60,600
	2-15-08	75.00	25	15,250
	2-15-08	100.00	25	7,750
	5-16-08	70.00	5	6,100
OM Group, Inc.	2-15-08	55.00	35	19,600
	2-15-08	60.00	35	10,850
	2-15-08	65.00	35	5,600
	3-21-08	50.00	50	51,000
	3-21-08	55.00	38	26,980
Range Resources Corporation	3-21-08	50.00	10	4,700
	3-21-08	55.00	5	1,050
SRA International, Inc	2-15-08	30.00	9	1,080
	3-21-08	25.00	20	10,000
	3-21-08	30.00	10	1,750
Steel Dynamics, Inc	1-18-08	50.00	45	43,650
	1-18-08	55.00	15	8,400
	1-18-08	60.00	20	4,500
	2-15-08	50.00	100	107,000
	2-15-08	55.00	90	58,500
	2-15-08	60.00	60	24,000
	5-16-08	50.00	20	25,400
	5-16-08	55.00	20	18,600
	5-16-08	60.00	5	3,350
	5-16-08	65.00	5	2,300
Transocean, Inc.	1-18-08	135.00	10	1,950
	2-15-08	140.00	5	4,745
	2-15-08	145.00	5	3,500
United States Steel Corporation	2-15-08	95.00	20	52,800
	2-15-08	100.00	15	33,150
	4-18-08	90.00	5	16,550
Willbros Group, Inc.	6-20-08	45.00	10	2,900

Total call options outstanding
(premiums received $1,242,121)			1,577	$1,345,455

181

Notes to Financial Statements
December 31, 2007

Series Q Put Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
InterOil Corporation	1-18-08	$25.00	45	$27,000
	1-18-08	30.00	20	21,000
	3-21-08	25.00	20	16,000
	3-21-08	30.00	25	30,250
	3-21-08	35.00	20	32,400

Total put options outstanding (premiums received, $120,418)			130	$126,650

Series Q Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2006	4,315	$2,865,200
Opened	21,448	11,898,113
Bought Back	(22,362)	(12,308,083)
Expired	(800)	(191,910)
Exercised	(1,024)	(1,021,199)

Balance at December 31, 2007	1,577	$1,242,121

Series Q Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2006	40	$4,380
Opened	800	338,382
Bought Back	(550)	(191,485)
Expired	(160)	(30,859)

Balance at December 31, 2007	130	$120,418

Series V Call Options Outstanding

Common Stock	Expiration Date	Exercise Price	Number of Contracts	Market Value
Great Plains Energy, Inc.	1-18-08	$30.00	720	$7,200
Northeast Utilities	4-18-08	35.00	83	2,905
SCANA Corporation	2-15-08	45.00	450	4,500
Williams Companies, Inc.	1-18-08	32.50	720	237,600
	2-15-08	35.00	720	126,000

Total call options outstanding (premiums received, $381,253)			2,693	$378,205

Series V Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2006	1,492	$305,606
Opened	13,155	2,196,538
Expired	(5,655)	(876,061)
Exercised	(6,299)	(1,244,830)

Balance at December 31, 2007	2,693	$381,253

Series V Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2006	–	$–
Opened	545	80,347
Expired	(545)	(80,347)

Balance at December 31, 2007	–	$–

Series Y Call Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2006	796	$93,926
Opened	414	48,520
Exercised	(1,210)	(142,446)

Balance at December 31, 2007	–	$–

Series Y Put Options Written

	Number of Contracts	Premium Amount
Balance at December 31, 2006	–	$–
Opened	115	21,045
Exercised	(115)	(21,045)

Balance at December 31, 2007	–	$–

8. Federal Tax Matters

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing book and tax amortization methods for premium and market discount, consent dividends, ordinary net operating losses and the expiration of capital loss carryovers. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise. The following adjustments were made to the Statement of Assets and Liabilities at December 31, 2007 to reflect permanent differences:

	Accumulated Net Realized Gain/(Loss)	Undistributed Net Investment Income	Paid-in-Capital
Series A	$(47,375,054)	$(1,466,765)	$48,841,819
Series B	–	(3,504,848)	3,504,848
Series C	–	(4,176,757)	4,176,757
Series D	(46,970,474)	(1,750,324)	48,720,798
Series E	335,410	(7,494,463)	7,159,053
Series H	–	(914,052)	914,052
Series J	(40,726,332)	460,802	40,265,530
Series N	(6,235,139)	(1,654,460)	7,889,599
Series O	(13,608,383)	(3,880,858)	17,489,241
Series P	(782,674)	(6,318,713)	7,101,387
Series Q	(14,992,245)	721,339	14,270,906
Series V	(44,172,409)	(4,270,125)	48,442,534
Series X	1	718,167	(718,168)
Series Y	–	(140,430)	140,430
Series Z	(3,860,797)	–	3,860,797

182

Notes to Financial Statements
December 31, 2007

8. Federal Tax Matters (continued)

At December 31, 2007, the following Series had capital loss carryovers and deferred post-October losses to offset future realized capital gains as follows:

	Capital Loss Carryover Utilized in 2007	Capital Loss Carryovers Expired in 2007	Capital Loss Carryovers	Expires In	Deferred Post-October Losses
Series A	$–	$–	$–		$7,637,566

Series B	$66,283,004	$–	$41,927,496	2008	–
	–	–	5,057,813	2009
	–	–	87,172,720	2010
	–	–	26,620,854	2011

	$66,283,004	$–	$160,778,883

Series D	$–	$–	$–		225,977

Series E	$–	$389,008	$–		60,025
	–	–	9,322,945	2008
	–	–	719,015	2010
	–	–	350,320	2012
	–	–	2,731,334	2014
	–	–	838,194	2015

	$–	$389,008	$13,961,808

Series H	$3,036,601	$–	–	2011	–

Series J	$–	$–	$–		24,201,368

Series N	$–	$–	$–		3,169

Series O	$–	$–	$–		1,644

Series P	$–	$–	$–		1,160,767

Series Q	$–	$–	$–		312

Series X	$7,775,955	$–	$–	2009	126,715
	2,587,625	–	7,184,628	2010

	$10,363,580	–	$7,184,628

Series Y	$6,578,402	$–	$–	2008	1,466,594
	1,094,985	–	9,340,921	2009
	–	–	9,284,391	2010
	–	–	6,092,310	2011
	–	–	338,147	2012

	$7,673,387	–	$25,055,769

Series Z	$–	$–	$–		884,934

183

Notes to Financial Statements
December 31, 2007

8. Federal Tax Matters (continued)

The Fund declared ordinary and long-term capital gain consent dividends for the year ended December 31, 2006, as shown below.

	Ordinary Consent Dividends	Long-term Capital Gain Consent Dividends
Series A	$13,085,742	$35,756,077
Series B	3,504,848	–
Series C	4,176,757	–
Series D	4,908,631	43,812,167
Series E	7,548,062	–
Series H	914,052	–
Series J	6,393,748	33,871,774
Series N	3,036,928	4,852,672
Series O	4,582,353	12,904,424
Series P	6,792,790	308,596
Series Q	–	14,989,436
Series V	14,196,620	34,245,913
Series Y	140,430	–
Series Z	3,099,744	761,053

Short term distributions are treated as ordinary distributions for federal income tax purposes.

As of December 31, 2007, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Distributable Earnings (Deficit)
Series A	$6,091,443	$43,040,706	$(7,637,566)	$26,104,759	$67,599,342
Series B	4,458,590	–	(160,778,883)	58,108,431	(98,211,862)
Series C	6,020,002	–	–	(7,478)	6,012,524
Series D	14,955,820	133,798,317	(225,977)	72,713,002	221,241,162
Series E	7,115,783	–	(14,021,834)	(4,779,870)	(11,685,921)
Series H	1,269,184	3,342,647	–	2,221,035	6,832,866
Series J	10,865,990	53,108,368	(24,201,368)	3,398,628	43,171,618
Series N	3,564,707	7,072,834	(3,169)	7,253,988	17,888,360
Series O	5,703,349	23,737,183	(1,644)	33,017,482	62,456,370
Series P	8,648,373	751,907	(1,160,767)	(4,840,191)	3,399,322
Series Q	–	26,511,466	(312)	26,273,986	52,785,140
Series V	4,754,292	102,711,769	–	16,050,122	123,516,183
Series X	–	–	(7,311,343)	4,740,750	(2,570,593)
Series Y	399,716	–	(26,522,363)	1,355,449	(24,767,198)
Series Z	6,546,410	595,406	(884,934)	(36,370)	6,220,512

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization of unrealized gains for tax purposes on futures contracts, differing book and tax methods for bond discount/premium amortization, and passive foreign investment companies.

184

Notes to Financial Statements
December 31, 2007

9. Affiliated Issuers

Investments representing 5% or more of the outstanding voting securities of a portfolio company of a fund result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in Series V as of December 31, 2007 amounted to $1,996,868 which represents 0.5% of net assets. There were no affiliated companies held in any other Series. Transactions in Series V during the year ended December 31, 2007 in which the portfolio company is an “affiliated person” are as follows:

	Balance 12/31/2006	Gross Additions	Gross Reductions	Balance 12/31/2007	Realized Gain/(Loss)	Investment Income

HydroGen Corporation (Shares)	403,000	269,346	–	672,346	–	–
HydroGen Corporation (Cost)	$1,820,100	$751,475	$–	$2,571,575	$–	$–

* As a result of Series V’s beneficial ownership of the common stock of these portfolio companies, applicable regulations require that the Series state that it may be deemed an affiliate of the respective portfolio company. The Series disclaims that the “affliated persons” are affiliates of the Distributor, Advisor, Series or any other client of the Advisor.

10. Acquisition of Series W of SBL Fund

Pursuant to a plan of reorganization approved by the stockholders of Series W of SBL Fund, Series H of SBL Fund acquired all of the net assets of Series W on June 16, 2006 which totaled $52,914,356. A total of 5,615,796 shares of Series W were exchanged for 5,481,948 shares of Series H immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Series W’s net assets included $743,249 of unrealized appreciation. The aggregate net assets of Series H immediately before the acquisition totaled $43,263,368 and following the acquisition, the combined net assets of Series H totalled $96,177,724.

11. Acquisition of Series G of SBL Fund

Pursuant to a plan of reorganization approved by the stockholders of Series G of SBL Fund, Series Y of SBL Fund acquired all of the net assets of Series G on June 16, 2006 which totaled $46,089,706. A total of 7,094,570 shares of Series G were exchanged for 4,606,863 shares of Series Y immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Series G’s net assets included $3,219,555 of unrealized appreciation and $16,205,387 of accumulated realized loss on sale of investments. The aggregate net assets of Series Y immediately before the acquisition totaled $45,276,152 and following the acquisition, the combined net assets of Series Y totalled $91,365,858.

185

Report of Independent Registered Public Accounting Firm

To the Contractholders and Board of Directors

SBL Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SBL Fund (comprised of Series A, B, C, D, E, H, J, N, O, P, Q, V, X, Y and Z portfolios) (the Fund), as of December 31, 2007, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the Fund at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri

February 27, 2008

186

Directors’ Disclosure
(unaudited)

Director Approval of Investment Advisory Agreement

At an in-person meeting of the Fund’s Boards of Directors held on November 8-9, 2007, called for the purpose of, among other things, voting on the renewal of the investment advisory and sub-advisory agreements applicable to the Fund, the Fund’s Board of Directors, including the Independent Directors, unanimously approved the continuation for a one year period of the investment advisory agreement between the Fund and Security Investors, LLC (“SI”), as well as each investment sub-advisory agreement applicable to the Fund. In reaching this conclusion, the Directors requested and obtained from SI and each investment sub-adviser such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. The Fund’s Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

In considering the proposed continuation of the investment advisory and sub-advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SI and the investment sub-advisers; (2) the investment performance of the Fund, SI and the various investment sub-advisers; (3) a comparison of each series’ expense ratios and those of similarly situated funds; (4) any fall out benefits or indirect profits to the sub-advisors from their relationship to the funds (such as “soft dollars”); and (5) other factors of the Board deemed to be relevant. Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors’ own business judgment, to be relevant. Following its review, the Fund’s Board of Directors determined that the investment advisory agreement and each investment sub-advisory agreement applicable to the Fund (if any) will enable Fund shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory and investment subadvisory agreements based upon the following considerations, among others:

•

The nature, extent and quality of the advisory services to be provided. The Board of Directors concluded that SI and the investment sub-advisers retained to provide portfolio management services with respect to the Fund are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past, SI’s management capabilities demonstrated with respect to the Fund and other mutual funds managed by SI, the professional qualifications and experience of SI’s and the various sub-advisers’ portfolio managers, and SI’s investment and management oversight processes. The Directors also determined that SI and the subadvisers proposed to provide investment and related services that were of the same quality and quantity as services provided to the

Fund in the past, and that these ser vices are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Fund. With respect to the Fund, the Directors concluded on the basis of information supplied by Lipper that SI and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods. On the basis of the Directors’ assessment of the nature, extent and quality of advisory services to be provided or procured by SI, the Directors concluded that SI is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

•

The cost of advisory services provided and the level of profitability. On the basis of each Board’s review of the fees to be charged by SI for investment advisory and other services, and the estimated profitability of SI’s relationship with the Fund, each Board concluded that the level of investment advisory fees and SI’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Fund and SI and its affiliates. On the basis of comparative information supplied by Lipper the Directors determined that the advisory fees and estimated overall expense ratio of the Fund are consistent with, and often below, industry medians, particularly with respect to mutual funds of comparable size.

•

Whether the advisory fees reflect economies of scale. The Directors concluded that the Fund’s investment advisory fees appropriately reflect the current economic environment for SI and the competitive nature of the mutual fund market. The Directors further determined that the Fund has yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the investment advisory fees.

•

The extent to which economies of scale will be realized as the Fund grows. While the Fund’s investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors determined that the investment advisory fees payable by the Fund other than Series Z (Alpha Opportunity Series) (whose investment advisory fee varies depending on that Fund’s performance relative to its benchmark index) already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by

187

Directors’ Disclosure
(unaudited)

Lipper and SI’s estimated profitability at current or foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically reexamine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to SI and fees payable by SI to the investment sub-advisers, in the future.

•

Benefits (such as soft dollars) to SI from its relationship with the Fund (and any corresponding benefits to the Fund). The Directors concluded that other benefits described by SI and the investment sub-advisers from their relationships with the Fund, including “soft dollar” benefits in connection with Fund brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and their shareholders. In addition, the Directors determined that the administration, transfer agency and fund accounting fees paid by the Fund to SI are reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the ser vices provided, the associated costs, and the necessity of the services for the Fund’s operations.

•

Other Considerations: In approving the investment advisory and sub-advisory agreements, the Directors determined that SI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and their shareholders. In this regard, the Directors favorably considered the compliance track record of the Fund and SI. The Directors also concluded that SI has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including investment advisory fee waivers and expense limitation arrangements with respect to the Fund to the benefit of Fund shareholders.

188

Special Shareholders’ Meeting
(unaudited)

A special meeting of the shareholders of Series D of the SBL Fund was held on July 27, 2007. Each matter voted upon at the meeting, as well as the number of votes cast for, against, withheld or abstentions with respect to such matters are set forth below:

(1)

The approval of an investment sub-advisory agreement between Security Investors and Security Global Investors, LLC pursuant to which Security Global Investors, LLC will be appointed as an investment sub-adviser to Series D of the SBL Fund. The following votes were cast regarding this matter:

	Votes For	Votes Against/Abstentions
SBL Fund,
Series D	44,191,536	4,799,734

189

Directors (unaudited)
The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Year Elected***	Principal Occupation(s) During Past 5 Years

Donald A. Chubb, Jr.**	Business Broker - Griffith & Blair Realtors
(12-14-46)	Director - Jayhawk Area Boy Scouts Council
1994
Harry W. Craig, Jr.**	Chairman, CEO, Secretary & Director - The Martin Tractor Company, Inc.
(05-11-39)	Director - Stormont-Vail Corporation
2004	Director - Concerned Citizens for Topeka
Director - Oscar S. Stauffer Executive in Residence
Jerry B. Farley**	President - Washburn University
(09-20-46)	President - J&J Bonanza
2005
Penny A. Lumpkin**	Partner – Vivian’s Gift Shop (Corporate Retail)
(08-20-39)	Vice President - Palmer Companies, Inc. (Small Business and Shopping
1993	Center Development)
Vice President - PLB (Real Estate Equipment Leasing)
Vice President - Town Crier (Retail)
Prior to 2002:
Vice President - Bellaire Shopping Center (Managing and Leasing)
Partner - Goodwin Enterprises (Retail)
Maynard F. Oliverius**	President & Chief Executive Officer - Stormont-Vail HealthCare
(12-18-43)	Director - VHA Mid-America
1998	Director - Go Topeka
Thomas A. Swank*	Senior Vice President - Security Benefit Corporation and
(01-10-60)	Security Benefit Life Insurance Company
2007 (President, Director &	Chief Operating Officer - Security Benefit Life Insurance Company
Chairman of the Board)	President - First Security Benefit Life Insurance & Annuity Company of New York
Chief Financial Officer & Treasurer - Security Benefit Corporation, Security
Benefit Life Insurance Company and First Security Benefit Life Insurance &
Annuity Company of New York

*This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

**These directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting function for the Funds.

***Each director oversees 28 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

Effective August 17, 2007, Michael Odlum resigned his position as President and Acting Chairman of the Board of the Security Funds.

190

Officers (unaudited)
The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title - Year Elected	Principal Occupation(s) During Past 5 Years

Steven M. Bowser	Vice President & Senior Portfolio Manager - Security Investors, LLC
(02-11-60)	Vice President & Senior Portfolio Manager - Security Benefit Life Insurance
Vice President - 2003	Company
Christina Fletcher	Vice President & Portfolio Manager - Security Investors, LLC
(07-25-72)	Credit Analyst/Portfolio Manager - Horizon Cash Management
Vice President - 2005	Senior Money Market Trader - Scudder Investments
Brenda M. Harwood	Vice President, Chief Compliance Officer & Treasurer - Security Global
(11-03-63)	Investors, LLC
Chief Compliance Officer - 2004	Assistant Vice President - Security Benefit Life Insurance Company
Treasurer – 1988	Vice President, Assistant Treasurer & Director - Security Distributors, Inc.
Mark Lamb	Vice President - Security Investors, LLC
(02-03-60)	Vice President - Security Benefit Life Insurance Company
Vice President - 2003
Amy J. Lee	Secretary - Security Investors, LLC
(06-05-61)	Secretary & Chief Compliance Officer - Security Distributors, Inc.
Secretary - 1987	Vice President, Associate General Counsel & Assistant Secretary -Security Benefit
Corporation & Security Benefit Life Insurance Company
Director - Brecek & Young Advisors, Inc.
Mark Mitchell	Vice President & Portfolio Manager - Security Investors, LLC
(08-24-64)	Vice President & Portfolio Manager - Security Benefit Life Insurance Company
Vice President – 2003
Christopher Phalen	Vice President & Head of Fixed Income - Security Global Investors, LLC
(11-9-70)	Assistant Vice President & Head of Fixed Income - Security Benefit Life Insurance
Vice President – 2002	Company
Vice President & Portfolio Manager - Security Investors, LLC
Vice President & Portfolio Manager - Security Benefit Life Insurance Company
James P. Schier	Vice President & Senior Portfolio Manager - Security Investors, LLC
(12-28-57)	Vice President & Senior Portfolio Manager - Security Benefit Life Insurance
Vice President – 1998	Company
Cindy L. Shields	Vice President & Head of Operations - Security Global Investors
(06-05-67)	Vice President & Head of Equity Asset Management - Security Investors, LLC
Vice President - 1988	Vice President & Head of Equity Asset Management - Security Benefit Life
Insurance Company
Christopher D. Swickard	Assistant Secretary - Security Investors, LLC
(10-09-65)	Second Vice President & Assistant General Counsel - Security Benefit
Assistant Secretary – 1996	Corporation & Security Benefit Life Insurance Company
Assistant Secretary - Security Distributors, Inc.
David G. Toussaint	Vice President & Portfolio Manager - Security Investors, LLC
(10-10-66)	Assistant Vice President & Portfolio Manager - Security Benefit Life Insurance
Vice President – 2001	Company

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

191

This page left blank intentionally.

192

Other Information

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-888-2461.

The Security Group of Mutual Funds

Security Equity Fund

•   Alpha Opportunity Series

•   Equity Series

•   Global Series

•   Mid Cap Value Series

•   Select 25 Series

•   Small Cap Growth Series

Security Large Cap Value Fund

Security Mid Cap Growth Fund

Security Income Fund

•   Capital Preservation Series

•   Diversified Income Series

•   High Yield Series

•   Income Opportunity Series Security Cash Fund

Security Funds Officers and Directors

Directors

Donald A. Chubb, Jr.

Harry W. Craig, Jr.

Jerry B. Farley.

Penny A. Lumpkin

Maynard F. Oliverius

Thomas A. Swank

Officers

Thomas A. Swank, President

Steve M. Bowser, Vice President

Christina Fletcher, Vice President

Mark Lamb, Vice President

Mark Mitchell, Vice President

Christopher Phalen, Vice President

James P. Schier, Vice President

Cindy L. Shields, Vice President

David G. Toussaint, Vice President

Amy J. Lee, Secretary

Christopher D. Swickard, Assistant Secretary

Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant’s code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $327,000 in 2006 and $341,000 in 2007.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $5,000 in 2006 and $5,500 in 2007. These services consisted of a review of the Registrant’s semi-annual financial statements.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $18,000 in 2006 and $20,000 in 2007, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $45,000 in 2006 and $42,000 in 2007. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $68,000 in 2006 and $67,500 in 2007.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics pursuant to Item 2 above.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SBL FUND

By:	/s/ THOMAS A. SWANK
Thomas A. Swank, President

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS A. SWANK
Thomas A. Swank, President

Date:	March 7, 2008

By:	/s/ BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer

Date:	March 7, 2008